                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

Pre-Effective Amendment No.

Post-Effective Amendment No.                63               (File No. 33-25824)

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                               65               (File No. 811-5696)

RIVERSOURCE GLOBAL SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota  55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box.)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on December 30, 2010 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND

(FORMERLY KNOWN AS RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND)

--------------------------------------------------------------------------------

PROSPECTUS DEC. 30, 2010


COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND SEEKS TO PROVIDE SHAREHOLDERS WITH POSITIVE ABSOLUTE RETURN.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS A            RARAX
CLASS B            --
CLASS C            RARCX
CLASS I            RVAIX
CLASS W            RACWX



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective...........................................    3p
  Fees and Expenses of the Fund..................................    3p
  Principal Investment Strategies of the Fund....................    4p
  Principal Risks of Investing in the Fund.......................    5p
  Past Performance...............................................    8p
  Fund Management................................................    9p
  Buying and Selling Shares......................................   10p
  Tax Information................................................   10p
  Financial Intermediary Compensation............................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective...........................................   11p
  Principal Investment Strategies of the Fund....................   11p
  Principal Risks of Investing in the Fund.......................   12p
  More about Annual Fund Operating Expenses......................   15p
  Other Investment Strategies and Risks..........................   16p
  Fund Management and Compensation...............................   19p
FINANCIAL HIGHLIGHTS.............................................   21P
CHOOSING A SHARE CLASS...........................................   S.1
  Comparison of Share Classes....................................   S.2
  Sales Charges and Commissions..................................   S.8
  Reductions/Waivers of Sales Charges............................  S.23
  Distribution and Service Fees..................................  S.29
  Selling and/or Servicing Agent Compensation....................  S.35
BUYING, SELLING AND EXCHANGING SHARES............................  S.37
  Share Price Determination......................................  S.37
  Transaction Rules and Policies.................................  S.39
  Opening an Account and Placing Orders..........................  S.46
  Buying Shares..................................................  S.48
  Selling Shares.................................................  S.57
  Exchanging Shares..............................................  S.60
DISTRIBUTIONS AND TAXES..........................................  S.63
ADDITIONAL SERVICES AND COMPENSATION.............................  S.67
ADDITIONAL MANAGEMENT INFORMATION................................  S.68




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2P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address), agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A  CLASS B  CLASS C  CLASS I, W
Maximum sales charge (load) imposed
on purchases
(as a percentage of offering price)      3.00%     None     None      None
Maximum deferred sales charge (load)
imposed on redemptions
(as a percentage of offering price at
the time of purchase, or
current net asset value, whichever is
less)                                       1%       5%       1%      None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                 CLASS A  CLASS B  CLASS C  CLASS I  CLASS W
Management fees                   0.89%    0.89%    0.89%    0.89%    0.89%
Distribution and/or service
(12b-1) fees                      0.25%    1.00%    1.00%    0.00%    0.25%
Other expenses                    0.45%    0.45%    0.45%    0.18%    0.45%
Total annual fund operating
expenses                          1.59%    2.34%    2.34%    1.07%    1.59%




(a) The expense ratios have been adjusted to reflect current fees.



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        COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $457     $  787    $1,141    $2,137
Class B (if  shares are
redeemed)                           $737     $1,031    $1,451    $2,493
Class B (if shares are not
redeemed)                           $237     $  731    $1,251    $2,493
Class C (if shares are
redeemed)                           $337     $  731    $1,251    $2,680
Class C (if shares are not
redeemed)                           $237     $  731    $1,251    $2,680
Class I (whether or not shares
are redeemed)                       $109     $  341    $  591    $1,310
Class W (whether or not shares
are redeemed)                       $162     $  502    $  867    $1,894


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund's objective, to provide absolute return, Columbia Management Investment Advisers, LLC (the investment manager) seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.


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4P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

The Fund's investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager, and (ii) shares of an affiliated money market fund. A small portion of the Fund's portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.

The investment manager utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries' currencies relative to the U.S. dollar. The investment manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the investment manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The investment manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


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        COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  5P

CONCENTRATION RISK. Because the Fund concentrates its investment in particular issuers, geographic regions, or sectors, the Fund's overall value may decline to a greater degree than if the Fund held a less concentrated portfolio.

COUNTERPARTY RISK. Counterparty credit risk is the risk that a Fund's counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

FOREIGN CURRENCY RISK. Foreign currency risk results from constantly changing exchange rate between local currency and the US dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.


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6P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

MARKET RISK. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. The quantitative methodology used by the investment manager has been tested using historical market data, but has only recently been used to manage funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.


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        COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  7P

RISKS OF INVESTING IN AFFILIATED MONEY MARKET FUND. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of the affiliated money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund's average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under "Fees and Expenses of the Fund." Additionally, by investing in an affiliated money market fund, the Fund will be exposed to the investment risks of the affiliated money market fund. To the extent the Fund invests a significant portion of its assets in the affiliated money market fund, the Fund will bear increased indirect expenses and be more susceptible to the investment risks of the affiliated money market fund.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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8P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)
                                   (BAR CHART)



                                                                               +6.02%    +1.07%    +0.91%

                                                                                2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +3.71% (quarter ended June 30, 2007).

- Lowest return for a calendar quarter was -1.99%% (quarter ended March 31, 2008).

- Class A year-to-date return was +0.90% at Sept. 30, 2010.


AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)


                                               CLASSES A,
                                                B, C & I     CLASS W
                                                  SINCE       SINCE
                                                INCEPTION   INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)      1 YEAR   (6/15/06)  (12/01/06)
Columbia Absolute Return Currency
and Income Fund:
  Class A -- before taxes              -2.12%    +2.56%        N/A
  Class A -- after taxes on
  distributions                        -2.12%    +1.54%        N/A
  Class A -- after taxes on
  distributions and redemption of
  fund shares                          -1.38%    +1.66%        N/A
  Class B -- before taxes              -4.80%    +1.98%        N/A
  Class C -- before taxes              -0.90%    +2.75%        N/A
  Class I -- before taxes              +1.41%    +3.89%        N/A
  Class W -- before taxes              +0.81%      N/A       +2.89%
Citigroup 3-month U.S. Treasury Bill
Index (reflects no deduction for
fees, expenses or taxes)               +0.16%    +2.70%      +2.29%




FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Nicholas Pifer, CFA       Portfolio Manager          2006




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        COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  9P

BUYING AND SELLING SHARES

                                   NONQUALIFIED
                                     ACCOUNTS     INDIVIDUAL
                                   (ALL CLASSES   RETIREMENT
MINIMUM INITIAL INVESTMENT       EXCEPT I AND W)   ACCOUNTS   CLASS I  CLASS W
For investors other than
systematic investment plans          $10,000        $1,000      None     $500
Systematic investment plans          $10,000         $100       None     $500



                                     NONQUALIFIED
                                       ACCOUNTS       INDIVIDUAL
                                     (ALL CLASSES     RETIREMENT
ADDITIONAL INVESTMENTS             EXCEPT I AND W)     ACCOUNTS     CLASS I    CLASS W
For investors other than
systematic investment plans              $100            $100         None       None
Systematic investment plans              $100            $ 50         None       None


EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund's objective, to provide absolute return, Columbia Management Investment Advisers, LLC (the investment manager) seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund's investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager, and (ii) shares of an affiliated money market fund. A small portion of the Fund's portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.


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       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  11P

The investment manager utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries' currencies relative to the U.S. dollar. The investment manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the investment manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The investment manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will make the Fund's portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the Fund's concentration, the Fund's overall value may decline to a greater degree than if the fund held a less concentrated portfolio. The more a fund diversifies, the more it spreads risk.

COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


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12P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

FOREIGN CURRENCY RISK. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods for a number of reasons, including changes in interest rates and economic, political or social developments or other events or conditions in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.


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       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  13P

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

MARKET RISK. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. The quantitative methodology used by the investment manager has been tested using historical market data, but has only recently been used to manage investment companies, such as the Fund. There can be no assurance that the methodology will enable the Fund to achieve its objective.

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.


--------------------------------------------------------------------------------
14P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

RISKS OF INVESTING IN AFFILIATED MONEY MARKET FUND. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of the affiliated money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund's average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under "Fees and Expenses of the Fund." Additionally, by investing in an affiliated money market fund, the Fund will be exposed to the investment risks of the affiliated money market fund. To the extent the Fund invests a significant portion of its assets in the affiliated money market fund, the Fund will bear increased indirect expenses and be more susceptible to the investment risks of the affiliated money market fund.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table.


--------------------------------------------------------------------------------
       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  15P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

In addition to forward foreign currency contracts, which the Fund may invest in as part of its principal investment strategies, the Fund may use other derivatives such as futures, options, forward contracts, and swaps, including credit default swaps, which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies. These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.


--------------------------------------------------------------------------------
16P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including having less exposure to forward currency contracts and more exposure to money market securities in an attempt to respond to adverse market, economic, political or other conditions. Although investing in this manner would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.


--------------------------------------------------------------------------------
       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  17P

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
18P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.89% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the fiscal period ended April 30, 2010.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

- Managed the Fund since 2006.

- Sector Leader of the Global Rates and Currency Sector Team.


--------------------------------------------------------------------------------
       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  19P

- Joined the investment manager in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
20P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended October 31, 2006 has been audited by other auditors.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2010        2009       2008        2007       2006(a)
Net asset value, beginning of period                $9.93      $9.97      $10.58      $10.09        $9.98
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)      (.08)        .15         .41          .12
Net gains (losses) (both realized and
 unrealized)                                          .19        .09        (.22)        .57          .11
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .07        .01        (.07)        .98          .23
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --       (.00)(b)    (.18)       (.39)        (.12)
Distributions from realized gains                      --       (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                    --       (.05)       (.54)       (.49)        (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.00      $9.93       $9.97      $10.58       $10.09
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         .71%       .15%       (.57%)      9.96%(c)     2.37%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               1.47%      1.38%       1.39%       1.36%        1.59%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.47%      1.38%       1.39%       1.36%        1.37%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.19%)     (.83%)      1.50%       3.98%        3.89%(f)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $62       $114        $176          $9          $10
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%         36%          12%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  21P

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.85       $9.96      $10.58      $10.09        $9.97
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)       (.16)        .04         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .19         .10        (.18)        .59          .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .00        (.06)       (.14)        .93          .21
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --        (.12)       (.34)        (.09)
Distributions from realized gains                      --        (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.85       $9.85       $9.96      $10.58       $10.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         .00%(d)    (.56%)     (1.35%)      9.38%(c)     2.16%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.23%       2.14%       2.16%       2.10%        2.38%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.23%       2.14%       2.16%       2.10%        2.16%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.95%)     (1.59%)       .38%       3.26%        3.11%(f)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $2          $3         $--          $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%         16%         39%         36%          12%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
22P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.84       $9.95      $10.57      $10.09        $9.97
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)       (.16)        .06         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .18         .10        (.20)        .58          .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.01)       (.06)       (.14)        .92          .21
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --        (.12)       (.34)        (.09)
Distributions from realized gains                      --        (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.83       $9.84       $9.95      $10.57       $10.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (.10%)      (.56%)     (1.31%)      9.37%(c)     2.16%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.22%       2.14%       2.15%       2.12%        2.38%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.22%       2.14%       2.15%       2.12%        2.16%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.94%)     (1.60%)       .66%       3.42%        3.11%(f)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $8          $9         $--          $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%         16%         39%         36%          12%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  23P

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            ------------------------------------------------------
PER SHARE DATA                                      2010        2009       2008        2007       2006(a)
Net asset value, beginning of period                $9.98      $9.98      $10.59      $10.10        $9.98
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.08)      (.04)        .21         .44          .13
Net gains (losses) (both realized and
 unrealized)                                          .19        .10        (.24)        .59          .12
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .11        .06        (.03)       1.03          .25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --       (.01)       (.22)       (.44)        (.13)
Distributions from realized gains                      --       (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                    --       (.06)       (.58)       (.54)        (.13)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.09      $9.98       $9.98      $10.59       $10.10
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        1.10%       .56%       (.25%)     10.49%(c)     2.56%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               1.07%      1.01%       1.03%       1.07%        1.34%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.07%      1.01%       1.03%       1.07%        1.12%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.79%)     (.40%)      2.10%       4.30%        4.37%(f)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $39        $29        $202        $122          $68
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%         36%          12%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS

                                                               YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------
PER SHARE DATA                                      2010        2009       2008       2007(h)
Net asset value, beginning of period                $9.92      $9.97      $10.58       $10.13
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)      (.08)        .11          .36
Net gains (losses) (both realized and
 unrealized)                                          .19        .08        (.19)         .55
---------------------------------------------------------------------------------------------
Total from investment operations                      .07        .00        (.08)         .91
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         --        (.17)        (.36)
Distributions from realized gains                      --       (.05)       (.36)        (.10)
---------------------------------------------------------------------------------------------
Total distributions                                    --       (.05)       (.53)        (.46)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.99      $9.92       $9.97       $10.58
---------------------------------------------------------------------------------------------
TOTAL RETURN                                         .71%       .04%       (.66%)       9.21%(c)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Total expenses                                      1.51%      1.46%       1.50%        1.54%(f)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.23%)     (.86%)      1.09%        3.88%(f)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $63        $87        $304          $--
---------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%          36%
---------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a) For the period from June 15, 2006 (when shares became available) to Oct. 31, 2006.
(b) Rounds to less than $0.01 per share.
(c) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(d) Rounds to less than 0.01%.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f) Annualized.
(g) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.


--------------------------------------------------------------------------------
       COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 PROSPECTUS  25P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


--------------------------------------------------------------------------------
S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

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FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
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INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
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COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
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RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
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CLASS I, CLASS R                         none          none          none
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CLASS W                                  $500          none          $500
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CLASS Y                                  variable(c)   $100          none
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CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


--------------------------------------------------------------------------------
S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

--------------------------------------------------------------------------------
                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


--------------------------------------------------------------------------------
S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                   S-6502-99 J (12/10)

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND

(FORMERLY KNOWN AS RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND)

--------------------------------------------------------------------------------

PROSPECTUS DEC. 30, 2010


COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND SEEKS TO PROVIDE SHAREHOLDERS WITH POSITIVE ABSOLUTE RETURN.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS Z            CACZX



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective...........................................    3p
  Fees and Expenses of the Fund..................................    3p
  Principal Investment Strategies of the Fund....................    4p
  Principal Risks of Investing in the Fund.......................    5p
  Past Performance...............................................    7p
  Fund Management................................................    9p
  Buying and Selling Shares......................................    9p
  Tax Information................................................   10p
  Financial Intermediary Compensation............................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective...........................................   11p
  Principal Investment Strategies of the Fund....................   11p
  Principal Risks of Investing in the Fund.......................   12p
  More about Annual Fund
  Operating Expenses.............................................   15p
  Other Investment Strategies and Risks..........................   16p
  Fund Management and Compensation...............................   19p
FINANCIAL HIGHLIGHTS.............................................   21P
CHOOSING A SHARE CLASS...........................................   S.1
  Comparison of Share Classes....................................   S.2
  Sales Charges and Commissions..................................   S.8
  Reductions/Waivers of Sales Charges............................  S.23
  Distribution and Service Fees..................................  S.29
  Selling and/or Servicing Agent Compensation....................  S.35
BUYING, SELLING AND EXCHANGING SHARES............................  S.37
  Share Price Determination......................................  S.37
  Transaction Rules and Policies.................................  S.39
  Opening an Account and Placing Orders..........................  S.46
  Buying Shares..................................................  S.48
  Selling Shares.................................................  S.57
  Exchanging Shares..............................................  S.60
DISTRIBUTIONS AND TAXES..........................................  S.63
ADDITIONAL SERVICES AND COMPENSATION.............................  S.67
ADDITIONAL MANAGEMENT INFORMATION................................  S.68




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2P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                      None
Maximum deferred sales charge (load) imposed on
redemptions
(as a percentage of offering price at the time of
purchase, or
current net asset value, whichever is less)              None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                                      CLASS Z
Management fees                                        0.89%
Distribution and/or service (12b-1) fees               0.00%
Other expenses(a)                                      0.45%
Total annual fund operating expenses                   1.34%


(a) Other expenses for Class Z shares are based on estimated amounts for the current fiscal year.



EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                             $136      $425      $735     $1,618




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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS  3P

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund's objective, to provide absolute return, Columbia Management Investment Advisers, LLC (the investment manager) seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund's investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager, and (ii) shares of an affiliated money market fund. A small portion of the Fund's portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.


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4P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS

The investment manager utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries' currencies relative to the U.S. dollar. The investment manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the investment manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The investment manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CONCENTRATION RISK. Because the Fund concentrates its investment in particular issuers, geographic regions, or sectors, the Fund's overall value may decline to a greater degree than if the Fund held a less concentrated portfolio.

COUNTERPARTY RISK. Counterparty credit risk is the risk that a Fund's counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.


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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS  5P

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

FOREIGN CURRENCY RISK. Foreign currency risk results from constantly changing exchange rate between local currency and the US dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

MARKET RISK. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.


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6P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS

QUANTITATIVE MODEL RISK. The quantitative methodology used by the investment manager has been tested using historical market data, but has only recently been used to manage funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

RISKS OF INVESTING IN AFFILIATED MONEY MARKET FUND. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of the affiliated money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund's average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under "Fees and Expenses of the Fund." Additionally, by investing in an affiliated money market fund, the Fund will be exposed to the investment risks of the affiliated money market fund. To the extent the Fund invests a significant portion of its assets in the affiliated money market fund, the Fund will bear increased indirect expenses and be more susceptible to the investment risks of the affiliated money market fund.

PAST PERFORMANCE

Class Z shares have not had one full calendar year of performance of the date of this prospectus and therefore performance information is not yet available. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund's Class A shares (which are not offered in this prospectus), respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and


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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS  7P

- how the Fund's Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


              CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
                                   (BAR CHART)



                                                                               +6.02%    +1.07%    +0.91%

                                                                                2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +3.71% (quarter ended June 30, 2007).

- Lowest return for a calendar quarter was -1.99%% (quarter ended March 31, 2008).

- Class A year-to-date return was +0.90% at Sept. 30, 2010.


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8P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)


                                                         SINCE
                                                       INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)              1 YEAR  (6/15/06)
Columbia Absolute Return Currency and Income
Fund
  Class A* -- before taxes                     +0.91%    +3.45%
  Class A* -- after taxes on distributions     +0.91%    +2.42%
  Class A* -- after taxes on distributions
  and redemption of fund shares                +0.59%    +2.42%
Citigroup 3-month U.S. Treasury Bill Index
(reflects no deduction for fees, expenses or
taxes)                                         +0.16%    +2.70%


 * The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without sales charges, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.


FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Nicholas Pifer, CFA       Portfolio Manager          2006


BUYING AND SELLING SHARES

                                                      CLASS Z
Minimum initial investment                           Variable*
Additional investments                                  $100


 * The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.


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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z PROSPECTUS  9P

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund's objective, to provide absolute return, Columbia Management Investment Advisers, LLC (the investment manager) seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund's investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager, and (ii) shares of an affiliated money market fund. A small portion of the Fund's portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.


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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
                                                                 PROSPECTUS  11P

The investment manager utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries' currencies relative to the U.S. dollar. The investment manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the investment manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The investment manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will make the Fund's portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the Fund's concentration, the Fund's overall value may decline to a greater degree than if the fund held a less concentrated portfolio. The more a fund diversifies, the more it spreads risk.

COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


--------------------------------------------------------------------------------
12P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
PROSPECTUS

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

FOREIGN CURRENCY RISK. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods for a number of reasons, including changes in interest rates and economic, political or social developments or other events or conditions in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.


--------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
                                                                 PROSPECTUS  13P

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

MARKET RISK. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. The quantitative methodology used by the investment manager has been tested using historical market data, but has only recently been used to manage investment companies, such as the Fund. There can be no assurance that the methodology will enable the Fund to achieve its objective.

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.


--------------------------------------------------------------------------------
14P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
PROSPECTUS

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

RISKS OF INVESTING IN AFFILIATED MONEY MARKET FUND. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of the affiliated money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund's average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under "Fees and Expenses of the Fund." Additionally, by investing in an affiliated money market fund, the Fund will be exposed to the investment risks of the affiliated money market fund. To the extent the Fund invests a significant portion of its assets in the affiliated money market fund, the Fund will bear increased indirect expenses and be more susceptible to the investment risks of the affiliated money market fund.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table.


--------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
                                                                 PROSPECTUS  15P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

In addition to forward foreign currency contracts, which the Fund may invest in as part of its principal investment strategies, the Fund may use other derivatives such as futures, options, forward contracts, and swaps, including credit default swaps, which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies. These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.


--------------------------------------------------------------------------------
16P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
PROSPECTUS

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including having less exposure to forward currency contracts and more exposure to money market securities in an attempt to respond to adverse market, economic, political or other conditions. Although investing in this manner would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.


--------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
                                                                 PROSPECTUS  17P

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
18P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.89% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the fiscal period ended April 30, 2010.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

- Managed the Fund since 2006.

- Sector Leader of the Global Rates and Currency Sector Team.


--------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
                                                                 PROSPECTUS  19P

- Joined the investment manager in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
20P  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

CLASS Z                                               YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(a)
Net asset value, beginning of period                    $10.18
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (.01)
Net gains (losses) (both realized and
 unrealized)                                              (.08)
-------------------------------------------------------------------
Total from investment operations                          (.09)
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        --
Distributions from realized gains                           --
-------------------------------------------------------------------
Total distributions                                         --
-------------------------------------------------------------------
Net asset value, end of period                          $10.09
-------------------------------------------------------------------
TOTAL RETURN                                             (.88%)
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                           1.54%(c)
-------------------------------------------------------------------
Net investment income (loss)                            (1.20%)(c)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    --%
-------------------------------------------------------------------


(a) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.


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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 CLASS Z
                                                                 PROSPECTUS  21P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


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S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




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                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


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S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


--------------------------------------------------------------------------------
S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


--------------------------------------------------------------------------------
S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


--------------------------------------------------------------------------------
                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


--------------------------------------------------------------------------------
S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


--------------------------------------------------------------------------------
                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


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Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

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                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                   S-6551-99 J (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA EMERGING MARKETS BOND FUND
(FORMERLY KNOWN AS RIVERSOURCE EMERGING MARKETS BOND FUND)


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PROSPECTUS DEC. 30, 2010


COLUMBIA EMERGING MARKETS BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH CURRENT INCOME AND, SECONDARILY, THROUGH CAPITAL APPRECIATION.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS A            REBAX
CLASS B            --
CLASS C            REBCX
CLASS I            RSMIX
CLASS R4           --
CLASS W            REMWX




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    5p
  Principal Risks of Investing in the Fund............................    6p
  Past Performance....................................................    7p
  Fund Management.....................................................    9p
  Buying and Selling Shares...........................................    9p
  Tax Information.....................................................   10p
  Financial Intermediary Compensation.................................   10p
MORE INFORMATION ABOUT THE FUND.......................................   11P
  Investment Objective................................................   11p
  Principal Investment Strategies of the Fund.........................   11p
  Principal Risks of Investing in the Fund............................   12p
  More about Annual Fund Operating Expenses...........................   14p
  Other Investment Strategies and Risks...............................   15p
  Fund Management and Compensation....................................   18p
FINANCIAL HIGHLIGHTS..................................................   20P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.67
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.68




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2P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address), agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                       CLASS A  CLASS B  CLASS C  CLASS I, R4, W
Maximum sales charge (load) imposed
on purchases
(as a percentage of offering price)     4.75%     None     None        None
Maximum deferred sales charge (load)
imposed on redemptions (as a
percentage of offering price at the
time of purchase, or current net
asset value, whichever is less)            1%       5%       1%        None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                           CLASS A  CLASS B  CLASS C
Management fees                              0.72%    0.72%    0.72%
Distribution and/or service (12b-1) fees     0.25%    1.00%    1.00%
Other expenses                               0.44%    0.44%    0.44%
Total annual fund operating expenses         1.41%    2.16%    2.16%
Less: Fee waiver/expense
reimbursement(b)                           (0.13)%  (0.13)%  (0.13)%
Total annual fund operating expenses
after fee waiver/expense
reimbursement(b)                             1.28%    2.03%    2.03%





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                      COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  3P

ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                          CLASS I  CLASS R4  CLASS W
Management fees                             0.72%     0.72%    0.72%
Distribution and/or service (12b-1)
fees                                        0.00%     0.00%    0.25%
Other expenses                              0.16%     0.46%    0.44%
Total annual fund operating expenses        0.88%     1.18%    1.41%
Less: Fee waiver/expense
reimbursement(b)                          (0.05)%   (0.05)%  (0.13)%
Total annual fund operating expenses
after fee waiver/expense
reimbursement(b)                            0.83%     1.13%    1.28%




(a) The expense ratios have been adjusted to reflect current fees.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 0.83% for Class I, 1.13% for Class R4 and 1.28% for Class W.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $599      $888     $1,199    $2,080
Class B (if shares are
redeemed)                           $706      $964     $1,348    $2,296
Class B (if shares are not
redeemed)                           $206      $664     $1,148    $2,296
Class C (if shares are
redeemed)                           $306      $664     $1,148    $2,487
Class C (if shares are not
redeemed)                           $206      $664     $1,148    $2,487
Class I (whether or not shares
are redeemed)                       $ 85      $276     $  484    $1,084
Class R4 (whether or not shares
are redeemed)                       $115      $370     $  645    $1,432
Class W (whether or not shares
are redeemed)                       $130      $434     $  760    $1,685




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4P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging markets include any country that is not defined by the World Bank as a High Income OECD country. The OECD (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to democratic government and the market economy. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the investment manager to be of comparable quality. These lower quality fixed income securities are often called "junk bonds." The Fund may invest up to 100% of its assets in these lower rated securities. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


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                      COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  5P

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk. Investments in emerging markets debt obligations are subject to increased credit risk.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

HIGH-YIELD SECURITIES RISK. The Fund's investment in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss than a fund that invests solely in investment grade securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.


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6P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

NON-DIVERSIFICATION RISK. Compared with a "diversified" fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

RULE 144A SECURITIES RISK. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A ("Rule 144A securities") which are determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund's holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.


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                      COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  7P

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)
                                   (BAR CHART)


                                                                               +5.76%    -19.57%   +41.73%

                                                                                2007      2008      2009




During the periods shown:

- Highest return for a calendar quarter was +16.87% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -12.38% (quarter ended Dec. 31, 2008).

- Class A year-to-date return was +16.58% at Sept. 30, 2010.


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8P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)


                                                 CLASSES A, B,
                                                   C, I & R4     CLASS W
                                                     SINCE        SINCE
                                                   INCEPTION    INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)        1 YEAR    (2/16/06)    (12/1/06)
Columbia Emerging Markets Bond Fund:
  Class A -- before taxes               +35.00%      +5.76%         N/A
  Class A -- after taxes on
  distributions                         +32.71%      +3.68%         N/A
  Class A -- after taxes on
  distributions and redemption
  of fund shares                        +22.55%      +3.64%         N/A
  Class B -- before taxes               +35.74%      +5.65%         N/A
  Class C -- before taxes               +39.70%      +6.29%         N/A
  Class I -- before taxes               +42.31%      +7.52%         N/A
  Class R4 -- before taxes              +41.90%      +7.37%         N/A
  Class W -- before taxes               +41.73%        N/A        +6.77%
J.P. Morgan Emerging Markets Bond
Index-Global
(reflects no deduction for fees,
expenses or taxes)                      +28.18%      +7.07%       +6.74%
Lipper Emerging Markets Debt Funds
Index
(reflects no deduction for fees or
taxes)                                  +35.05%      +5.76%       +4.90%




FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER      TITLE                MANAGED FUND SINCE
-----------------      -----                ------------------
Nicholas Pifer, CFA    Portfolio Manager    2006
Jim Carlen, CFA        Portfolio Manager    2008


BUYING AND SELLING SHARES

                         NONQUALIFIED ACCOUNTS
MINIMUM INITIAL               (ALL CLASSES           INDIVIDUAL      CLASS I,
INVESTMENT                 EXCEPT I, R AND W)   RETIREMENT ACCOUNTS   CLASS R  CLASS W
For investors other
than systematic
investment plans                 $2,000                $1,000          None      $500
Systematic investment
plans                            $  100                $  100          None      $500



                         NONQUALIFIED ACCOUNTS
                              (ALL CLASSES           INDIVIDUAL      CLASS I,
ADDITIONAL INVESTMENTS     EXCEPT I, R AND W)   RETIREMENT ACCOUNTS   CLASS R  CLASS W
For investors other
than systematic
investment plans                  $100                  $100           None      None
Systematic investment
plans                             $100                  $ 50           None      None




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                      COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  9P

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. Emerging markets include any country determined to have an emerging market economy. For these purposes, emerging markets include any country that is not defined by the World Bank as a High Income OECD country. The OECD (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to democratic government and the market economy. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the investment manager to be of comparable quality. These lower quality fixed income securities are often called "junk bonds." The Fund may invest up to 100% of its assets in these lower rated securities. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

In pursuit of the Fund's objective, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments by:

- Analyzing the creditworthiness of emerging market countries.

- Seeking to evaluate the best relative value opportunities among emerging market countries, by comparing sovereign debt spreads to fundamental creditworthiness and comparing the recent sovereign debt spread relationships among countries to historic relationships.

- Seeking to identify emerging markets bonds that can take advantage of attractive local interest rates and provide exposure to undervalued currencies.


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                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  11P

In evaluating whether to sell a security, the investment manager considers, among other factors, whether in its view:

- The security is overvalued.

- The security has new credit risks.

- The security continues to meet the standards described above.

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. In addition, investments in emerging markets debt obligations also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because emerging markets governments and other issuers have historically high default rates.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.


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12P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

HIGH-YIELD SECURITIES RISK. Non-investment grade fixed-income securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade fixed-income securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.


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                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  13P

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

RULE 144A SECURITIES RISK. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A ("Rule 144A securities") which are determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund's holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.


--------------------------------------------------------------------------------
14P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.


--------------------------------------------------------------------------------
                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  15P

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


--------------------------------------------------------------------------------
16P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  17P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nicholas Pifer, CFA, Portfolio Manager

- Managed the Fund since 2006.

- Sector Leader of the Global Rates and Currency Sector Team.


--------------------------------------------------------------------------------
18P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

- Joined the investment manager in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.

Jim Carlen, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Sector Manager of the Global Rates and Currency Sector Team.

- Joined the investment manager in 1996 as an international economist.

- Began investment career in 1996.

- MS, Georgetown University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  19P

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after Oct. 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended Oct. 31, 2006 has been audited by other auditors.

                                                                       YEAR ENDED OCT. 31,
CLASS A                                            ----------------------------------------------------------
PER SHARE DATA                                       2010         2009         2008        2007       2006(a)
Net asset value, beginning of period                $10.35        $7.05       $10.57      $10.16        $9.98
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .76          .53          .61         .59          .33
Net realized and unrealized gain (loss) on
 investments                                          1.32         3.22        (3.43)        .39          .18
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.08         3.75        (2.82)        .98          .51
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (.74)        (.45)        (.61)       (.55)        (.33)
Net realized gains                                      --           --         (.09)       (.02)          --
-------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.74)        (.45)        (.70)       (.57)        (.33)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69       $10.35        $7.05      $10.57       $10.16
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        20.75%       54.87%      (28.44%)      9.94%        5.25%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.37%        1.37%        1.41%       1.33%        1.81%(c)
-------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       1.31%        1.27%        1.40%       1.33%        1.39%(c)
-------------------------------------------------------------------------------------------------------------
Net investment income                                6.93%        5.85%        6.31%       5.61%        5.20%(c)
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $76,725      $32,726       $9,671      $4,674      $11,663
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%          62%          82%         41%          32%
-------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
20P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

                                                                      YEAR ENDED OCT. 31,
CLASS B                                            --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net assets value, beginning of period              $10.34       $7.05       $10.55      $10.16        $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .67         .46          .55         .52          .28
Net realized and unrealized gain (loss) on
 investments                                         1.31        3.22        (3.42)        .37          .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.98        3.68        (2.87)        .89          .47
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.65)       (.39)        (.54)       (.48)        (.28)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.65)       (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------------------
Net assets value, end of period                    $11.67      $10.34        $7.05      $10.55       $10.16
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.76%      53.60%      (28.85%)      8.94%        4.80%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.13%       2.15%        2.19%       2.13%        2.62%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      2.08%       2.04%        2.17%       2.13%        2.20%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.20%       5.28%        5.61%       4.90%        4.51%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $3,569      $2,420       $1,178      $1,147         $510
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  21P

                                                                      YEAR ENDED OCT. 31,
CLASS C                                            --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net assets value, beginning of period              $10.32       $7.04       $10.54      $10.15        $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .67         .45          .55         .53          .28
Net realized and unrealized gain (loss) on
 investments                                         1.32        3.22        (3.42)        .36          .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.99        3.67        (2.87)        .89          .46
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.66)       (.39)        (.54)       (.48)        (.28)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.66)       (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------------------
Net assets value, end of period                    $11.65      $10.32        $7.04      $10.54       $10.15
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.87%      53.57%      (28.88%)      8.94%        4.75%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.14%       2.13%        2.18%       2.13%        2.61%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      2.06%       2.03%        2.16%       2.13%        2.19%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.14%       5.06%        5.64%       5.00%        4.46%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $3,622        $722         $191        $169          $39
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
22P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

                                                                        YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------------
PER SHARE DATA                                       2010         2009          2008         2007        2006(a)
Net asset value, beginning of period                $10.35         $7.05       $10.57        $10.16        $9.98
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .77           .57          .69           .65          .35
Net realized and unrealized gain (loss) on
 investments                                          1.35          3.22        (3.46)          .38          .17
----------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.12          3.79        (2.77)         1.03          .52
----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                 (.78)         (.49)        (.66)         (.60)        (.34)
Net realized gains                                      --            --         (.09)         (.02)          --
----------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.78)         (.49)        (.75)         (.62)        (.34)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69        $10.35        $7.05        $10.57       $10.16
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        21.19%        55.52%      (28.08%)       10.38%        5.44%
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          0.92%         0.88%        0.91%         0.93%        1.52%(c)
----------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       0.92%         0.85%        0.91%         0.93%        1.10%(c)
----------------------------------------------------------------------------------------------------------------
Net investment income                                7.13%         6.59%        6.89%         6.14%        5.70%(c)
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $78,154      $106,359      $65,282      $147,109      $47,400
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%           62%          82%           41%          32%
----------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  23P

                                                                      YEAR ENDED OCT. 31,
CLASS R4                                           --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net asset value, beginning of period               $10.35       $7.05       $10.56      $10.16        $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .72         .54          .67         .60          .34
Net realized and unrealized gain (loss) on
 investments                                         1.35        3.23        (3.43)        .39          .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.07        3.77        (2.76)        .99          .52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.74)       (.47)        (.66)       (.57)        (.34)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.74)       (.47)        (.75)       (.59)        (.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.68      $10.35        $7.05      $10.56       $10.16
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.75%      55.14%      (27.98%)      9.97%        5.36%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         1.27%       1.18%        1.22%       1.24%        1.67%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      1.22%       1.11%        0.97%       1.24%        1.25%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.52%       6.31%        6.82%       5.75%        5.37%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $124         $23          $15         $16          $14
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
24P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS

                                                                  YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------------
PER SHARE DATA                                       2010         2009          2008        2007(e)
Net asset value, beginning of period                $10.34         $7.05        $10.55       $10.24
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .75           .53           .56          .57
Net realized and unrealized gain (loss) on
 investments                                          1.32          3.21         (3.36)         .28
---------------------------------------------------------------------------------------------------
Total from investment operations                      2.07          3.74         (2.80)         .85
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (.73)         (.45)         (.61)        (.52)
Net realized gains                                      --            --          (.09)        (.02)
---------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.73)         (.45)         (.70)        (.54)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.68        $10.34         $7.05       $10.55
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                        20.68%        54.69%       (28.29%)       8.49%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.37%         1.33%         1.35%        1.33%(c)
---------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       1.37%         1.30%         1.35%        1.33%(c)
---------------------------------------------------------------------------------------------------
Net investment income                                6.93%         6.18%         6.08%        5.86%(c)
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $74,067      $117,037      $104,386      $37,921
---------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%           62%           82%          41%
---------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a) For the period from February 16, 2006 (when shares became available) to October 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from December 1, 2006 (when shares became available) to October 31, 2007.


--------------------------------------------------------------------------------
                     COLUMBIA EMERGING MARKETS BOND FUND -- 2010 PROSPECTUS  25P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


--------------------------------------------------------------------------------
S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
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COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


--------------------------------------------------------------------------------
                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


--------------------------------------------------------------------------------
S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

--------------------------------------------------------------------------------
                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


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                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                   S-6398-99 G (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA EMERGING MARKETS BOND FUND
(FORMERLY KNOWN AS RIVERSOURCE EMERGING MARKETS
BOND FUND)


--------------------------------------------------------------------------------

PROSPECTUS DEC. 30, 2010


COLUMBIA EMERGING MARKETS BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH CURRENT INCOME AND, SECONDARILY, THROUGH CAPITAL APPRECIATION.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS Z            CMBZX




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective...........................................    3p
  Fees and Expenses of the Fund..................................    3p
  Principal Investment Strategies of the Fund....................    4p
  Principal Risks of Investing in the Fund.......................    5p
  Past Performance...............................................    6p
  Fund Management................................................    8p
  Buying and Selling Shares......................................    8p
  Tax Information................................................    9p
  Financial Intermediary Compensation............................    9p
MORE INFORMATION ABOUT THE FUND
  Investment Objective...........................................   10p
  Principal Investment Strategies of the Fund....................   10p
  Principal Risks of Investing in the Fund.......................   11p
  More about Annual Fund Operating Expenses......................   14p
  Other Investment Strategies and Risks..........................   15p
  Fund Management and Compensation...............................   18p
FINANCIAL HIGHLIGHTS.............................................   20P
CHOOSING A SHARE CLASS...........................................   S.1
  Comparison of Share Classes....................................   S.2
  Sales Charges and Commissions..................................   S.8
  Reductions/Waivers of Sales Charges............................  S.23
  Distribution and Service Fees..................................  S.29
  Selling and/or Servicing Agent Compensation....................  S.35
BUYING, SELLING AND EXCHANGING SHARES............................  S.37
  Share Price Determination......................................  S.37
  Transaction Rules and Policies.................................  S.39
  Opening an Account and Placing Orders..........................  S.46
  Buying Shares..................................................  S.48
  Selling Shares.................................................  S.57
  Exchanging Shares..............................................  S.60
DISTRIBUTIONS AND TAXES..........................................  S.63
ADDITIONAL SERVICES AND COMPENSATION.............................  S.67
ADDITIONAL MANAGEMENT INFORMATION................................  S.68




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2P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS Z
Maximum sales charge (load) imposed on purchases (as
a percentage of offering price)                          None
Maximum deferred sales charge (load) imposed on
redemptions (as a percentage of offering price at
the time of purchase, or current net asset value,
whichever is less)                                       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                                      CLASS Z
Management fees                                         0.72%
Distribution and/or service (12b-1) fees                0.00%
Other expenses(a)                                       0.44%
Total annual fund operating expenses                    1.16%
Less: Fee waiver/expense reimbursement(b)             (0.13)%
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                         1.03%




(a) Other expenses are based on estimated amounts for the current fiscal year.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.03% for Class Z.



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              COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                             $105      $356      $627     $1,402


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging markets include any country that is not defined by the World Bank as a High Income OECD country. The OECD (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to democratic government and the market economy. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the investment manager to be of comparable quality. These lower quality fixed income securities are often called "junk bonds." The Fund may invest up to 100% of its assets in these lower rated securities. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.


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4P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk. Investments in emerging markets debt obligations are subject to increased credit risk.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

HIGH-YIELD SECURITIES RISK. The Fund's investment in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss than a fund that invests solely in investment grade securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.


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              COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  5P

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

NON-DIVERSIFICATION RISK. Compared with a "diversified" fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

RULE 144A SECURITIES RISK. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A ("Rule 144A securities") which are determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund's holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE

Class Z shares have not had one full calendar year of performance as of the date of this prospectus and therefore performance is not yet available. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund's Class A shares (which are not offered in this prospectus), respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.


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6P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


              CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
                                   (BAR CHART)


                                                                               +5.76%    -19.57%   +41.73%

                                                                                2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +16.87% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -12.38% (quarter ended Dec. 31, 2008).

- Class A year-to-date return was +16.58% at Sept. 30, 2010.


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              COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  7P

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)


                                                          SINCE
                                                        INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)               1 YEAR  (2/16/06)
Columbia Emerging Markets Bond Fund:
  Class A* -- before taxes                     +41.73%    +7.10%
  Class A* -- after taxes on distributions     +39.33%    +4.99%
  Class A* -- after taxes on distributions
  and redemption of fund shares                +26.91%    +4.78%
J.P. Morgan Emerging Markets Bond Index-
Global (reflects no deduction for fees,
expenses or taxes)                             +28.18%    +7.07%
Lipper Emerging Markets Debt Funds Index
(reflects no deduction for fees or taxes)      +35.05%    +5.76%


* The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.


FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER      TITLE                MANAGED FUND SINCE
-----------------      -----                ------------------
Nicholas Pifer, CFA    Portfolio Manager    2006
Jim Carlen, CFA        Portfolio Manager    2008


BUYING AND SELLING SHARES

                                                      CLASS Z
Minimum initial investment                           Variable*
Subsequent investments                                  $100


* The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809


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8P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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              COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  9P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. Emerging markets include any country determined to have an emerging market economy. For these purposes, emerging markets include any country that is not defined by the World Bank as a High Income OECD country. The OECD (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to democratic government and the market economy. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the investment manager to be of comparable quality. These lower quality fixed income securities are often called "junk bonds." The Fund may invest up to 100% of its assets in these lower rated securities. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

In pursuit of the Fund's objective, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments by:

- Analyzing the creditworthiness of emerging market countries.

- Seeking to evaluate the best relative value opportunities among emerging market countries, by comparing sovereign debt spreads to fundamental creditworthiness and comparing the recent sovereign debt spread relationships among countries to historic relationships.

- Seeking to identify emerging markets bonds that can take advantage of attractive local interest rates and provide exposure to undervalued currencies.


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10P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

In evaluating whether to sell a security, the investment manager considers, among other factors, whether in its view:

- The security is overvalued.

- The security has new credit risks.

- The security continues to meet the standards described above.

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. In addition, investments in emerging markets debt obligations also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because emerging markets governments and other issuers have historically high default rates.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  11P

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

HIGH-YIELD SECURITIES RISK. Non-investment grade fixed-income securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade fixed-income securities.


--------------------------------------------------------------------------------
12P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates.

Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

RULE 144A SECURITIES RISK. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A ("Rule 144A securities") which are determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund's holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  13P

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


--------------------------------------------------------------------------------
14P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  15P

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.


--------------------------------------------------------------------------------
16P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  17P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010.


--------------------------------------------------------------------------------
18P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nicholas Pifer, CFA, Portfolio Manager

- Managed the Fund since 2006.

- Sector Leader of the Global Rates and Currency Sector Team.

- Joined the investment manager in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.

Jim Carlen, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Sector Manager of the Global Rates and Currency Sector Team.

- Joined the investment manager in 1996 as an international economist.

- Began investment career in 1996.

- MS, Georgetown University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS  19P

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                 $11.47
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   .07
Net realized and unrealized gain on
 investments                                            .24
-------------------------------------------------------------
Total from investment operations                        .31
-------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                  (.09)
-------------------------------------------------------------
Net asset value, end of period                       $11.69
-------------------------------------------------------------
TOTAL RETURN                                          2.68%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                           1.32%(c)
-------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                        0.97%(c)
-------------------------------------------------------------
Net investment income                                 7.36%(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $123
-------------------------------------------------------------
Portfolio turnover                                      38%
-------------------------------------------------------------


(a) For the period from September 27, 2010 (when shares became available) to October 31, 2010.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).


--------------------------------------------------------------------------------
20P  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 CLASS Z PROSPECTUS

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


--------------------------------------------------------------------------------
S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


--------------------------------------------------------------------------------
S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


--------------------------------------------------------------------------------
                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


--------------------------------------------------------------------------------
S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


--------------------------------------------------------------------------------
                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


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Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

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                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                   S-6558-99 G (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND
(FORMERLY KNOWN AS THREADNEEDLE EMERGING MARKETS FUND)


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PROSPECTUS DEC. 30, 2010


COLUMBIA EMERGING MARKETS OPPORTUNITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS A            IDEAX
CLASS B            IEMBX
CLASS C            RMCEX
CLASS I            RSRIX
CLASS R*           REMRX
CLASS R4           --
CLASS R5           REMFX
CLASS W            CMOWX


 *  Formerly known as Class R2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    5p
  Principal Risks of Investing in the Fund............................    6p
  Past Performance....................................................    7p
  Fund Management.....................................................    9p
  Buying and Selling Shares...........................................   10p
  Tax Information.....................................................   10p
  Financial Intermediary Compensation.................................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   11p
  Principal Investment Strategies of the Fund.........................   11p
  Principal Risks of Investing in the Fund............................   12p
  More about Annual Fund Operating Expenses...........................   14p
  Other Investment Strategies and Risks...............................   15p
  Fund Management and Compensation....................................   17p
FINANCIAL HIGHLIGHTS..................................................   20P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.67
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.68




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2P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Opportunity Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address), agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   CLASS I, R,
                                        CLASS A  CLASS B  CLASS C    R4, R5,W
Maximum sales charge (load) imposed
on purchases (as a percentage of
offering price)                          5.75%     None     None       None
Maximum deferred sales charge (load)
imposed on redemptions (as a
percentage of offering price at the
time of purchase, or current net
asset value, whichever is less)             1%       5%       1%       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                     CLASS A   CLASS B   CLASS C  CLASS I
Management fees(a)                     1.07%     1.07%     1.07%    1.07%
Distribution and/or service (12b-
1) fees                                0.25%     1.00%     1.00%    0.00%
Other expenses(b)                      0.53%     0.53%     0.53%    0.28%
Total annual fund operating
expenses                               1.85%     2.60%     2.60%    1.35%
Less: Fee waiver/expense
reimbursement(c)                     (0.01)%   (0.01)%   (0.01)%    0.00%
Total annual fund operating
expenses after fee waiver/expense
reimbursement(c)                       1.84%     2.59%     2.59%    1.35%


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               COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  3P

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A
PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT) CONT.


                                     CLASS R  CLASS R4  CLASS R5  CLASS W
Management fees(a)                     1.07%     1.07%     1.07%    1.07%
Distribution and/or service (12b-
1) fees                                0.50%     0.00%     0.00%    0.25%
Other expenses(b)                      0.53%     0.58%     0.33%    0.53%
Total annual fund operating
expenses                               2.10%     1.65%     1.40%    1.85%
Less: Fee waiver/expense
reimbursement(c)                     (0.01)%     0.00%     0.00%  (0.01)%
Total annual fund operating
expenses after fee waiver/expense
reimbursement(c)                       2.09%     1.65%     1.40%    1.84%




(a) In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee rate.
(b) The expense ratios have been adjusted to reflect current fees.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.01% for the most recent fiscal year), will not exceed 1.85% for Class A, 2.60% for Class B, 2.60% for Class C, 1.41% for Class I, 2.10% for Class R, 1.71% for Class R4, 1.46% for Class R5 and 1.85% for Class W.



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4P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $751     $1,123    $1,518    $2,623
Class B (if shares are
redeemed)                           $762     $1,108    $1,580    $2,755
Class B (if shares are not
redeemed)                           $262     $  808    $1,380    $2,755
Class C (if shares are
redeemed)                           $362     $  808    $1,380    $2,937
Class C (if shares are not
redeemed)                           $262     $  808    $1,380    $2,937
Class I (whether or not shares
are redeemed)                       $137     $  428    $  740    $1,629
Class R (whether or not shares
are redeemed)                       $212     $  657    $1,129    $2,435
Class R4 (whether or not shares
are redeemed)                       $168     $  521    $  898    $1,960
Class R5 (whether or not shares
are redeemed)                       $143     $  443    $  767    $1,685
Class W (whether or not shares
are redeemed)                       $187     $  581    $1,001    $2,173


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging markets countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.


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               COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  5P

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies.

PORTFOLIO TURNOVER RISK. The investment manager/subadviser may actively and frequently trade securities in the Fund's portfolio to carry out the Fund's principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


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6P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table Class R and Class W do not have one full calendar year of performance and therefore performance information for these classes is not yet available.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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               COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  7P

               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

                                   (BAR CHART)


         -33.03%   -3.85%    -3.06%    +40.60%   +24.44%   +34.10%   +34.25%   +37.23%   -54.91%   +74.94%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +32.99% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -29.68% (quarter ended Sept. 30, 2008).

- Class A year-to-date return was +11.45% at Sept. 30, 2010.


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8P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)*


                                                       CLASS C     CLASS I    CLASS R5
                                                        SINCE       SINCE      SINCE
(FOR PERIODS ENDED DEC.                               INCEPTION   INCEPTION  INCEPTION
31, 2009)                  1 YEAR  5 YEARS  10 YEARS  (6/26/00)  (3/4/2004)   (8/1/08)
Columbia Emerging
Markets Opportunity
Fund:
  Class A -- before
  taxes                   +64.88%  +12.93%    +7.21%      N/A         N/A        N/A
  Class A -- after taxes
  on distributions        +64.55%  +10.35%    +5.94%      N/A         N/A        N/A
  Class A -- after taxes
  on distributions and
  redemption of fund
  shares                  +42.16%  +10.30%    +5.84%      N/A         N/A        N/A
  Class A* (without
  sales
  charges) -- before
  taxes                   +74.94%  +14.28%    +7.85%      N/A         N/A        N/A
  Class B -- before
  taxes                   +68.65%  +13.16%    +7.01%      N/A         N/A        N/A
  Class C -- before
  taxes                   +72.68%  +13.44%      N/A     +8.97%        N/A        N/A
  Class I -- before
  taxes                   +76.23%  +14.86%      N/A       N/A      +14.57%       N/A
  Class R4 -- before
  taxes                   +75.16%  +14.61%    +8.14%      N/A         N/A        N/A
  Class R5 -- before
  taxes                   +75.89%     N/A       N/A       N/A         N/A      -3.34%
MSCI Emerging Markets
Index (reflects no
deduction for fees,
expenses or taxes)        +79.02%  +15.88%   +10.09%   +11.80%     +16.13%     -0.25%
Lipper Emerging Markets
Funds Index (reflects
no deduction for fees
or taxes)                 +74.25%  +13.48%    +8.97%   +10.82%     +14.22%     -4.06%


 * The returns shown are for Class A shares without the applicable front-end sales charge. Class R and Class W shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares (without sales charges) because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses for Class R shares were reflected in the Class A share returns (without sales charge), the returns shown for Class A shares for all periods would be lower.


FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Threadneedle International Limited

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Vanessa Donegan           Portfolio Manager          Sept. 2010
Rafael Polatinsky, CFA    Portfolio Manager          Sept. 2010




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               COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  9P

BUYING AND SELLING SHARES

                              NONQUALIFIED ACCOUNTS  INDIVIDUAL
MINIMUM INITIAL INVESTMENT         (ALL CLASSES      RETIREMENT  CLASS I,
(ALL CLASSES)                   EXCEPT I, R AND W)    ACCOUNTS    CLASS R  CLASS W
For investors other than
systematic investment plans           $2,000           $1,000      None      $500
Systematic investment plans           $  100           $  100      None      $500



                              NONQUALIFIED ACCOUNTS  INDIVIDUAL
ADDITIONAL INVESTMENTS (ALL        (ALL CLASSES      RETIREMENT  CLASS I,
CLASSES)                        EXCEPT I, R AND W)    ACCOUNTS    CLASS R  CLASS W
For investors other than
systematic investment plans            $100             $100       None      None
Systematic investment plans            $100             $ 50       None      None


EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Opportunity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging markets countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

The Fund's portfolio management team constructs the portfolio by selecting what it considers to be the best stocks in each industry sector, based on return on invested capital analysis, growth and valuation. The Fund's sector exposure generally reflects the global macroeconomic environment, the outlook for each sector and the relative valuation of the stocks among the sectors.

This analysis allows the portfolio management team to identify those stocks which it believes are most likely to produce high returns on capital in the future and which it expects should consequently deliver the best returns for investors.


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              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  11P

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


--------------------------------------------------------------------------------
12P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments.

PORTFOLIO TURNOVER RISK. The investment manager/subadviser may actively and frequently trade securities in the Fund's portfolio to carry out the Fund's principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.


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              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  13P

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


--------------------------------------------------------------------------------
14P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


--------------------------------------------------------------------------------
              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  15P

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


--------------------------------------------------------------------------------
16P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


--------------------------------------------------------------------------------
              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  17P

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets, including the assets of the Fund's other class of shares, which is not offered by this prospectus. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 1.07% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.01% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Emerging Markets Funds Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010. In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Columbia Management monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:


--------------------------------------------------------------------------------
18P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

Vanessa Donegan, Portfolio Manager

- Managed the Fund since Sept. 2010.

- Head of Asia and Global Emerging Markets Equities.

- Joined Threadneedle in 1994 as Executive Director.

- Began investment career in 1981.

- BA, Oxford University.

Rafael Polatinsky, CFA, Portfolio Manager

- Managed the Fund since Sept. 2010.

- Joined Threadneedle in 2007 as Investment Analyst/Fund Manager.

- Began investment career in 2004 as Investment Adviser with WestLB.

- Bachelor of Accounting and Bachelor of Commerce, University of Witwatersrand, Johannesburg.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  19P

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after Oct. 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended Oct. 31, 2006 has been audited by other auditors.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.74       $4.96       $14.99      $11.32       $8.23
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         .02          .08         .04         .01
Net gains (losses) (both realized and
 unrealized)                                         2.03        2.75        (7.24)       6.27        3.10
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.06        2.77        (7.16)       6.31        3.11
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)         --         (.18)         --        (.02)
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)         --        (2.87)      (2.64)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.75       $7.74        $4.96      $14.99      $11.32
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.70%(b)   56.05%(c)   (57.79%)     68.21%      37.85%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.85%       1.90%        1.87%       1.83%       1.81%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .34%        .38%         .78%        .31%        .19%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $523        $416         $250        $661        $425
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
20P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.87       $4.43       $13.73      $10.63       $7.77
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)       (.02)         .00(a)     (.05)       (.05)
Net gains (losses) (both realized and
 unrealized)                                         1.80        2.45        (6.53)       5.79        2.91
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.77        2.43        (6.53)       5.74        2.86
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(a)      --         (.08)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(a)      --        (2.77)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.64       $6.87        $4.43      $13.73      $10.63
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.82%(b)   55.08%(c)   (58.08%)     66.95%      36.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.60%       2.68%        2.62%       2.58%       2.57%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.42%)      (.36%)        .02%       (.48%)      (.55%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $37         $38          $28         $94         $77
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  21P

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.89       $4.44       $13.78      $10.66       $7.79
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)       (.04)         .00(a)     (.05)       (.06)
Net gains (losses) (both realized and
 unrealized)                                         1.79        2.48        (6.54)       5.81        2.93
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.76        2.44        (6.54)       5.76        2.87
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)         --         (.11)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)         --        (2.80)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.61       $6.89        $4.44      $13.78      $10.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.67%(b)   55.18%(c)   (58.15%)     67.03%      36.84%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.60%       2.60%        2.63%       2.59%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.43%)      (.65%)        .03%       (.48%)      (.57%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $39         $33           $3          $8          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
22P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.04       $5.12       $15.38      $11.50       $8.35
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .06          .11         .09         .03
Net gains (losses) (both realized and
 unrealized)                                         2.12        2.85        (7.45)       6.43        3.16
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.19        2.91        (7.34)       6.52        3.19
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)         --         (.23)         --        (.04)
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)         --        (2.92)      (2.64)       (.04)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.15       $8.04        $5.12      $15.38      $11.50
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.45%(b)   57.03%(c)   (57.63%)     69.07%      38.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.35%       1.26%        1.42%       1.39%       1.35%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .84%        .77%         .97%        .75%        .63%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $84         $69          $--         $56         $41
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  23P

                                                   YEAR ENDED OCT. 31,
CLASS R*                                           -------------------
PER SHARE DATA                                      2010       2009(e)
Net asset value, beginning of period                $7.74       $7.42
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)     (.01)
Net gains (losses) (both realized and
 unrealized)                                         2.03         .33
----------------------------------------------------------------------
Total from investment operations                     2.03         .32
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)         --
----------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)       --
----------------------------------------------------------------------
Net asset value, end of period                      $9.71       $7.74
----------------------------------------------------------------------
TOTAL RETURN                                       26.36%(b)    4.31%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.13%       2.06%(f)
----------------------------------------------------------------------
Net investment income (loss)                         .04%       (.36%)(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15         $12
----------------------------------------------------------------------
Portfolio turnover rate                               96%        149%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
24P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.05       $5.14       $15.32      $11.50       $8.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05         .04          .11         .05         .03
Net gains (losses) (both realized and
 unrealized)                                         2.11        2.86        (7.45)       6.41        3.14
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.16        2.90        (7.34)       6.46        3.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)         --         (.15)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)         --        (2.84)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.15       $8.05        $5.14      $15.32      $11.50
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.99%(b)   56.62%(c)   (57.58%)     68.51%      38.06%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.65%       1.62%        1.73%       1.65%       1.63%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.65%       1.56%        1.47%       1.65%       1.63%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .51%        .72%        1.12%        .45%        .41%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1           $1          $2          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  25P

                                                         YEAR ENDED OCT. 31,
CLASS R5                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(h)
Net asset value, beginning of period                $8.06       $5.13        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .05          .03
Net gains (losses) (both realized and
 unrealized)                                         2.12        2.87        (4.22)
----------------------------------------------------------------------------------
Total from investment operations                     2.19        2.92        (4.19)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)         --           --
----------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.17       $8.06        $5.13
----------------------------------------------------------------------------------
TOTAL RETURN                                       27.36%(b)   57.12%(c)   (44.96%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.41%       1.31%        1.47%(f)
----------------------------------------------------------------------------------
Net investment income (loss)                         .78%        .68%        1.57%(f)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
26P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS

                                                   YEAR ENDED
CLASS W                                              OCT. 31,
PER SHARE DATA                                       2010(i)
Net asset value, beginning of period                  $9.23
--------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .53
--------------------------------------------------------------
Total from investment operations                        .52
--------------------------------------------------------------
Net asset value, end of period                        $9.75
--------------------------------------------------------------
TOTAL RETURN                                          5.63%
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                        1.89%(f)
--------------------------------------------------------------
Net investment income (loss)                          (.71%)(f)
--------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
--------------------------------------------------------------
Portfolio turnover rate                                 96%
--------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) During the year ended Oct. 31, 2010 the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.03% for classes A, I, R, R4 and R5 and by 0.04% for classes B and C.
(c) During the year ended Oct. 31, 2009 the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.12%.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) For the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(f) Annualized.
(g) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(i) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.


--------------------------------------------------------------------------------
              COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 PROSPECTUS  27P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

--------------------------------------------------------------------------------

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


--------------------------------------------------------------------------------
S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


--------------------------------------------------------------------------------
                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


--------------------------------------------------------------------------------
S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


--------------------------------------------------------------------------------
                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


--------------------------------------------------------------------------------
S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


--------------------------------------------------------------------------------
                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


--------------------------------------------------------------------------------
S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


--------------------------------------------------------------------------------
                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


--------------------------------------------------------------------------------
S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

--------------------------------------------------------------------------------
                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                   S-6354-99 X (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND
(FORMERLY KNOWN AS THREADNEEDLE EMERGING MARKETS FUND)


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PROSPECTUS DEC. 30, 2010


COLUMBIA EMERGING MARKETS OPPORTUNITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS Z            CEOZX



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective...........................................    3p
  Fees and Expenses of the Fund..................................    3p
  Principal Investment Strategies of the Fund....................    4p
  Principal Risks of Investing in the Fund.......................    5p
  Past Performance...............................................    6p
  Fund Management................................................    8p
  Buying and Selling Shares......................................    8p
  Tax Information................................................    9p
  Financial Intermediary Compensation............................    9p
MORE INFORMATION ABOUT THE FUND
  Investment Objective...........................................   10p
  Principal Investment Strategies of the Fund....................   10p
  Principal Risks of Investing in the Fund.......................   11p
  More about Annual Fund Operating Expenses......................   13p
  Other Investment Strategies and Risks..........................
  Fund Management and Compensation...............................   16p
FINANCIAL HIGHLIGHTS.............................................   19P
CHOOSING A SHARE CLASS...........................................   S.1
  Comparison of Share Classes....................................   S.2
  Sales Charges and Commissions..................................   S.8
  Reductions/Waivers of Sales Charges............................  S.23
  Distribution and Service Fees..................................  S.29
  Selling and/or Servicing Agent Compensation....................  S.35
BUYING, SELLING AND EXCHANGING SHARES............................  S.37
  Share Price Determination......................................  S.37
  Transaction Rules and Policies.................................  S.39
  Opening an Account and Placing Orders..........................  S.46
  Buying Shares..................................................  S.48
  Selling Shares.................................................  S.57
  Exchanging Shares..............................................  S.60
DISTRIBUTIONS AND TAXES..........................................  S.63
ADDITIONAL SERVICES AND COMPENSATION.............................  S.67
ADDITIONAL MANAGEMENT INFORMATION................................  S.68




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2P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Opportunity Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS Z
Maximum sales charge (load) imposed on purchases (as
a percentage of offering price)                          None
Maximum deferred sales charge (load) imposed on
redemptions (as a percentage of offering price at
the time of purchase, or current net asset value,
whichever is less)                                       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                                      CLASS Z
Management fees(a)                                      1.07%
Distribution and/or service (12b-1) fees                0.00%
Other expenses(b)                                       0.53%
Total annual fund operating expenses                    1.60%
Less: Fee waiver/expense reimbursement(c)             (0.01)%
Total annual fund operating expenses after fee
waiver/expense reimbursement(c)                         1.59%




(a) In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.
(b) Other expenses for Class Z shares are based on estimated amounts for the current fiscal year.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.01% for the most recent fiscal year), will not exceed 1.60% for Class Z.



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       COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                             $162      $504      $871     $1,904


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging markets countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.


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4P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies.

PORTFOLIO TURNOVER RISK. The investment manager/subadviser may actively and frequently trade securities in the Fund's portfolio to carry out the Fund's principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.


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       COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  5P

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

Class Z shares have not had one full calendar year of performance as of the date of this prospectus and therefore performance is not yet available. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund's Class A shares (which are not offered in this prospectus), respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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6P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

              CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
                                   (BAR CHART)


         -33.03%   -3.85%    -3.06%    +40.60%   +24.44%   +34.10%   +34.25%   +37.23%   -54.91%   +74.94%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +32.99% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -29.68% (quarter ended Sept. 30, 2008).

- Class A year-to-date return was +11.45% at Sept. 30, 2010.


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       COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  7P

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)


(FOR PERIODS ENDED DEC. 31, 2009)          1 YEAR  5 YEARS  10 YEARS
Columbia Emerging Markets Opportunity
Fund:
  Class A* -- before taxes                +74.94%  +14.28%    +7.85%
  Class A* -- after taxes on
  distributions                           +74.58%  +11.67%    +6.57%
  Class A* -- after taxes on
  distributions and redemption of fund
  shares                                  +48.70%  +11.50%    +6.42%
MSCI Emerging Markets Index (reflects
no deduction for fees, expenses or
taxes)                                    +79.02%  +15.88%   +10.09%
Lipper Emerging Markets Funds Index
(reflects no deduction for fees or
taxes)                                    +74.25%  +13.48%    +8.97%


 * The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.


FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Threadneedle International Limited

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Vanessa Donegan           Portfolio Manager          Sept. 2010
Rafael Polatinsky, CFA    Portfolio Manager          Sept. 2010


BUYING AND SELLING SHARES

                                                      CLASS Z
Minimum initial investment                           Variable*
Additional investments                                  $100


* The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.


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8P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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       COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  9P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Emerging Markets Opportunity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging markets countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

The Fund's portfolio management team constructs the portfolio by selecting what it considers to be the best stocks in each industry sector, based on return on invested capital analysis, growth and valuation. The Fund's sector exposure generally reflects the global macroeconomic environment, the outlook for each sector and the relative valuation of the stocks among the sectors.

This analysis allows the portfolio management team to identify those stocks which it believes are most likely to produce high returns on capital in the future and which it expects should consequently deliver the best returns for investors.


--------------------------------------------------------------------------------
10P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


--------------------------------------------------------------------------------
      COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  11P

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments.

PORTFOLIO TURNOVER RISK. The investment manager/subadviser may actively and frequently trade securities in the Fund's portfolio to carry out the Fund's principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.


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12P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.


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      COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  13P

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


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14P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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      COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  15P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.


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16P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

The Fund pays Columbia Management a fee for managing its assets, including the assets of the Fund's other classes of shares, which are not offered by this prospectus. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 1.07% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.01% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Emerging Markets Funds Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010. In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Columbia Management monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.


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      COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  17P

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Vanessa Donegan, Portfolio Manager

- Managed the Fund since Sept. 2010.

- Head of Asia and Global Emerging Markets Equities.

- Joined Threadneedle in 1994 as Executive Director.

- Began investment career in 1981.

- BA, Oxford University.

Rafael Polatinsky, CFA, Portfolio Manager

- Managed the Fund since Sept. 2010.

- Joined Threadneedle in 2007 as Investment Analyst/Fund Manager.

- Began investment career in 2004 as Investment Adviser with WestLB.

- Bachelor of Accounting and Bachelor of Commerce, University of Witwatersrand, Johannesburg.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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18P  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                  $9.60
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.00)(b)
Net gains (losses) (both realized and
 unrealized)                                            .54
-------------------------------------------------------------
Total from investment operations                        .54
-------------------------------------------------------------
Net asset value, end of period                       $10.14
-------------------------------------------------------------
TOTAL RETURN                                          5.63%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                        1.56%(d)
-------------------------------------------------------------
Net investment income (loss)                          (.46%)(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 96%
-------------------------------------------------------------


(a) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.
(b) Rounds to less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.


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      COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 CLASS Z PROSPECTUS  19P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


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S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


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S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


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S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




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                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


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S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


--------------------------------------------------------------------------------
S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


--------------------------------------------------------------------------------
S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


--------------------------------------------------------------------------------
                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


--------------------------------------------------------------------------------
S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


--------------------------------------------------------------------------------
S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


--------------------------------------------------------------------------------
                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


--------------------------------------------------------------------------------
S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


--------------------------------------------------------------------------------
                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


--------------------------------------------------------------------------------
S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


--------------------------------------------------------------------------------
S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


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Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

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                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


--------------------------------------------------------------------------------
S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                   S-6590-99 X (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA GLOBAL BOND FUND
(FORMERLY KNOWN AS RIVERSOURCE GLOBAL BOND FUND)

--------------------------------------------------------------------------------

PROSPECTUS DEC. 30, 2010

COLUMBIA GLOBAL BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH INCOME AND GROWTH OF CAPITAL.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS A            IGBFX
CLASS B            IGLOX
CLASS C            AGBCX
CLASS I            AGBIX
CLASS R*           RBGRX
CLASS R4           RGBRX
CLASS W            RGBWX


*   Formerly Class R2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective...........................................    3p
  Fees and Expenses of the Fund..................................    3p
  Principal Investment Strategies of the Fund....................    5p
  Principal Risks of Investing in the Fund.......................    5p
  Past Performance...............................................    8p
  Fund Management................................................    9p
  Buying and Selling Shares......................................    9p
  Tax Information................................................   10p
  Financial Intermediary Compensation............................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective...........................................   11p
  Principal Investment Strategies of the Fund....................   11p
  Principal Risks of Investing in the Fund.......................   12p
  More about Annual Fund Operating Expenses......................   16p
  Other Investment Strategies and Risks..........................   17p
  Fund Management and Compensation...............................   19p
FINANCIAL HIGHLIGHTS.............................................   21P
CHOOSING A SHARE CLASS...........................................   S.1
  Comparison of Share Classes....................................   S.2
  Sales Charges and Commissions..................................   S.8
  Reductions/Waivers of Sales Charges............................  S.23
  Distribution and Service Fees..................................  S.29
  Selling and/or Servicing Agent Compensation....................  S.35
BUYING, SELLING AND EXCHANGING SHARES............................  S.37
  Share Price Determination......................................  S.37
  Transaction Rules and Policies.................................  S.39
  Opening an Account and Placing Orders..........................  S.46
  Buying Shares..................................................  S.48
  Selling Shares.................................................  S.57
  Exchanging Shares..............................................  S.60
DISTRIBUTIONS AND TAXES..........................................  S.63
ADDITIONAL SERVICES AND COMPENSATION.............................  S.67
ADDITIONAL MANAGEMENT INFORMATION................................  S.68




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2P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address), agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A  CLASS B  CLASS C  CLASS I, R, R4, W
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering price)         4.75%     None     None          None
Maximum deferred sales charge
(load) imposed on redemptions (as
a percentage of offering price at
the time of purchase, or current
net asset value, whichever is
less)                                    1%       5%       1%          None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

                                      CLASS A  CLASS B  CLASS C  CLASS I
Management fees                         0.71%    0.71%    0.71%    0.71%
Distribution and/or service (12b-1)
fees                                    0.25%    1.00%    1.00%    0.00%
Other expenses                          0.45%    0.45%    0.45%    0.16%
Total annual fund operating
expenses                                1.41%    2.16%    2.16%    0.87%
Less: Fee waiver/expense
reimbursement(b)                      (0.20%)  (0.20%)  (0.20%)  (0.11%)
Total annual fund operating
expenses after fee waiver/expense
reimbursement(b)                        1.21%    1.96%    1.96%    0.76%




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                                COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  3P

ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT) CONT.

                                          CLASS R  CLASS R4  CLASS W
Management fees                             0.71%     0.71%    0.71%
Distribution and/or service (12b-1)
fees                                        0.50%     0.00%    0.25%
Other expenses                              0.45%     0.46%    0.45%
Total annual fund operating expenses        1.66%     1.17%    1.41%
Less: Fee waiver/expense
reimbursement(b)                          (0.20%)   (0.11%)  (0.20%)
Total annual fund operating expenses
after fee waiver/expense
reimbursement(b)                            1.46%     1.06%    1.21%




(a) The expense ratios have been adjusted to reflect current fees.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 0.76% for Class I, 1.46% for Class R, 1.06% for Class R4 and 1.21% for Class W.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $592      $882     $1,192    $2,074
Class B (if shares are
redeemed)                           $699      $957     $1,342    $2,291
Class B (if shares are not
redeemed)                           $199      $657     $1,142    $2,291
Class C (if shares are
redeemed)                           $299      $657     $1,142    $2,482
Class C (if shares are not
redeemed)                           $199      $657     $1,142    $2,482
Class I (whether or not shares
are redeemed)                       $ 78      $267     $  472    $1,067
Class R (whether or not shares
are redeemed)                       $149      $504     $  884    $1,954
Class R4 (whether or not shares
are redeemed)                       $108      $361     $  634    $1,415
Class W (whether or not shares
are redeemed)                       $123      $427     $  753    $1,679




--------------------------------------------------------------------------------
4P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and /or capital appreciation by buying below investment-grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that
(a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations.

The investment manager may use derivatives such as futures, options, forward foreign currency contracts and Mortgage To-Be-Announced (TBAs) in an effort to produce incremental earnings, to hedge existing positions, interest rate fluctuations or currency fluctuations, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


--------------------------------------------------------------------------------
                                COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  5P

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.


--------------------------------------------------------------------------------
6P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

HIGH-YIELD SECURITIES RISK. The Fund's investment in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss than a fund that invests solely in investment grade securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

NON-DIVERSIFICATION RISK. Compared with a "diversified" fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SOVEREIGN DEBT RISK. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.


--------------------------------------------------------------------------------
                                COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  7P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table. Class R does not have a full calendar year of performance and therefore performance information for this class is not shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)
                                   (BAR CHART)


         +2.40%    +1.51%    +14.02%   +13.27%   +9.98%    -5.32%    +6.87%    +7.48%    -1.08%    +12.07%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +7.49% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -4.55% (quarter ended Sept. 30, 2008).

- Class A year-to-date return was +7.53% at Sept. 30, 2010.


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8P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGE)


                                                         CLASS C    CLASS I     CLASS W
                                                          SINCE      SINCE       SINCE
(FOR PERIODS ENDED DEC.                                 INCEPTION  INCEPTION   INCEPTION
31, 2009)                    1 YEAR  5 YEARS  10 YEARS  (6/26/00)  (3/04/04)  (12/01/06)
Columbia Global Bond
Fund:
  Class A -- before taxes    +6.75%   +2.81%   +5.42%       N/A        N/A        N/A
  Class A -- after taxes
  on distributions           +6.35%   +1.33%   +4.00%       N/A        N/A        N/A
  Class A -- after taxes
  on distributions and
  redemption of fund
  shares                     +4.39%   +1.50%   +3.81%       N/A        N/A        N/A
  Class B -- before taxes    +6.25%   +2.66%   +5.14%       N/A        N/A        N/A
  Class C -- before taxes   +10.40%   +3.03%     N/A      +5.66%       N/A        N/A
  Class I -- before taxes   +12.71%   +4.24%     N/A        N/A      +5.49%       N/A
  Class R4 -- before taxes  +12.27%   +4.07%   +6.18%       N/A        N/A        N/A
  Class W -- before taxes   +12.07%     N/A      N/A        N/A        N/A      +5.49%
Barclays Capital Global
Aggregate Index (reflects
no deduction for fees,
expenses or taxes)           +6.93%   +4.56%   +6.49%     +6.89%     +5.55%     +6.21%
Lipper Global Income
Funds Index (reflects no
deduction for fees or
taxes)                      +18.00%   +4.22%   +6.06%     +6.41%     +5.04%     +4.85%




FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER      TITLE                MANAGED FUND SINCE
-----------------      -----                ------------------
Nicholas Pifer, CFA    Portfolio Manager    2000


BUYING AND SELLING SHARES

                         NONQUALIFIED ACCOUNTS
MINIMUM INITIAL               (ALL CLASSES           INDIVIDUAL      CLASS I,
INVESTMENT                 EXCEPT I, R AND W)   RETIREMENT ACCOUNTS   CLASS R  CLASS W
For investors other
than systematic
investment plans                 $2,000                $1,000          None      $500
Systematic investment
plans                            $  100                $  100          None      $500



                         NONQUALIFIED ACCOUNTS
                              (ALL CLASSES           INDIVIDUAL      CLASS I,
ADDITIONAL INVESTMENTS     EXCEPT I, R AND W)   RETIREMENT ACCOUNTS   CLASS R  CLASS W
For investors other
than systematic
investment plans                  $100                  $100           None      None
Systematic investment
plans                             $100                  $ 50           None      None




--------------------------------------------------------------------------------
                                COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  9P

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and /or capital appreciation by buying below investment-grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that
(a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In pursuit of the Fund's objective, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments by:

- Considering opportunities and risks by credit rating and currency.

- Identifying investment-grade U.S. and foreign bonds.

- Identifying below investment-grade U.S. and foreign bonds.

- Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued.

- The security continues to meet the standards described above.


--------------------------------------------------------------------------------
                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  11P

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations.

The investment manager may use derivatives such as futures, options, forward foreign currency contracts and Mortgage To-Be-Announced (TBAs) in an effort to produce incremental earnings, to hedge existing positions, interest rate fluctuations or currency fluctuations, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.


--------------------------------------------------------------------------------
12P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund.

In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:


--------------------------------------------------------------------------------
                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  13P

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

HIGH-YIELD SECURITIES RISK. Non-investment grade fixed-income securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade fixed-income securities.


--------------------------------------------------------------------------------
14P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.


--------------------------------------------------------------------------------
                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  15P

SOVEREIGN DEBT RISK. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk, Risks of Foreign Investing and Emerging Markets Risk.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


--------------------------------------------------------------------------------
16P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.


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                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  17P

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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18P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.71% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010.


--------------------------------------------------------------------------------
                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  19P

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

- Managed the Fund since 2000.

- Sector Leader of the Global Rates and Currency Sector Team.

- Joined the investment manager in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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20P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended October 31, 2006 has been audited by other auditors.

                                                                   YEAR ENDED OCT. 31,
CLASS A                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.10       $6.16       $6.89      $6.60      $6.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .23         .17         .22        .20        .19
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .35        .14
------------------------------------------------------------------------------------------------------
Total from investment operations                     .54        1.32        (.51)       .55        .33
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)       (.38)       (.22)      (.26)      (.32)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.47       $7.10       $6.16      $6.89      $6.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.70%      22.12%      (7.66%)     8.63%      5.17%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.34%       1.36%       1.32%      1.37%      1.39%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.25%       1.25%       1.25%      1.25%      1.25%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.31%       2.72%       3.26%      3.08%      2.77%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $247        $253        $249       $259       $276
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  21P

                                                                   YEAR ENDED OCT. 31,
CLASS B                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.14       $6.23       $6.96      $6.67      $6.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .18         .13         .17        .15        .13
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .35        .16
------------------------------------------------------------------------------------------------------
Total from investment operations                     .49        1.28        (.56)       .50        .29
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.11)       (.37)       (.17)      (.21)      (.21)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.52       $7.14       $6.23      $6.96      $6.67
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.89%      21.14%      (8.28%)     7.68%      4.45%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              2.10%       2.13%       2.09%      2.13%      2.16%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           2.02%       2.01%       2.01%      2.01%      2.02%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.58%       2.00%       2.49%      2.30%      1.98%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $19         $30         $42        $47        $63
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



                                                                   YEAR ENDED OCT. 31,
CLASS C                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.08       $6.18       $6.91      $6.62      $6.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .18         .13         .17        .15        .14
Net gains (losses) (both realized and
 unrealized)                                         .31        1.14        (.73)       .35        .13
------------------------------------------------------------------------------------------------------
Total from investment operations                     .49        1.27        (.56)       .50        .27
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.12)       (.37)       (.17)      (.21)      (.22)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.45       $7.08       $6.18      $6.91      $6.62
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.95%      21.15%      (8.27%)     7.75%      4.25%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              2.10%       2.12%       2.08%      2.13%      2.16%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           2.01%       2.01%       2.01%      2.01%      2.02%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.58%       1.94%       2.51%      2.32%      2.00%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $6          $6          $4         $3         $3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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22P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

                                                                   YEAR ENDED OCT. 31,
CLASS I                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.11       $6.14       $6.87      $6.59      $6.61
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .26         .20         .25        .23        .21
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .34        .14
------------------------------------------------------------------------------------------------------
Total from investment operations                     .57        1.35        (.48)       .57        .35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)       (.38)       (.25)      (.29)      (.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.48       $7.11       $6.14      $6.87      $6.59
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.16%      22.83%      (7.30%)     8.91%      5.52%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .86%        .86%        .85%       .87%       .88%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .82%        .82%        .82%       .87%       .88%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.70%       3.16%       3.68%      3.47%      3.18%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $196        $170        $206       $157       $145
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



CLASS R*                                              YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(c)
Net asset value, beginning of period                     $6.98
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .16
Net gains (losses) (both realized and
 unrealized)                                               .40
-------------------------------------------------------------------
Total from investment operations                           .56
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.08)
-------------------------------------------------------------------
Net asset value, end of period                           $7.46
-------------------------------------------------------------------
TOTAL RETURN                                             8.15%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                    1.66%(d)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                                 1.59%(d)
-------------------------------------------------------------------
Net investment income (loss)                             3.58%(d)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    62%
-------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  23P

                                                                   YEAR ENDED OCT. 31,
CLASS R4                                           ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.11       $6.16       $6.89      $6.60      $6.61
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .24         .18         .25        .22        .20
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.72)       .35        .13
------------------------------------------------------------------------------------------------------
Total from investment operations                     .55        1.33        (.47)       .57        .33
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.18)       (.38)       (.26)      (.28)      (.34)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.48       $7.11       $6.16      $6.89      $6.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.85%      22.42%      (7.19%)     8.84%      5.29%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.18%       1.16%       1.14%      1.17%      1.20%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.12%       1.06%        .87%      1.08%      1.08%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.35%       2.86%       3.64%      3.27%      2.95%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--         $--        $--        $--
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24P  COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS

                                                               YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------
PER SHARE DATA                                      2010       2009        2008       2007(e)
Net asset value, beginning of period               $7.09       $6.15       $6.88       $6.79
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .22         .17         .22         .20
Net gains (losses) (both realized and
 unrealized)                                         .31        1.14        (.73)        .17
---------------------------------------------------------------------------------------------
Total from investment operations                     .53        1.31        (.51)        .37
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.16)       (.37)       (.22)       (.28)
---------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.46       $7.09       $6.15       $6.88
---------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.66%      22.04%      (7.62%)      5.71%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.31%       1.30%       1.30%       1.35%(d)
---------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.27%       1.27%       1.27%       1.26%(d)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       3.15%       2.70%       3.27%       3.34%(d)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $70         $60        $135         $54
---------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%         77%
---------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) For the period from March 15, 2010 (when shares became available) to Oct. 31, 2010.
(d) Annualized.
(e) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.


--------------------------------------------------------------------------------
                               COLUMBIA GLOBAL BOND FUND -- 2010 PROSPECTUS  25P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


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S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


--------------------------------------------------------------------------------
S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

--------------------------------------------------------------------------------

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


--------------------------------------------------------------------------------
S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


--------------------------------------------------------------------------------
S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


--------------------------------------------------------------------------------
                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


--------------------------------------------------------------------------------
S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


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S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

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                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


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                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                  S-6309-99 AG (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA GLOBAL BOND FUND
(FORMERLY KNOWN AS RIVERSOURCE GLOBAL BOND FUND)

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PROSPECTUS DEC. 30, 2010

COLUMBIA GLOBAL BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH INCOME AND GROWTH OF CAPITAL.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS Z            CGBZX



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective...........................................    3p
  Fees and Expenses of the Fund..................................    3p
  Principal Investment Strategies of the Fund....................    4p
  Principal Risks of Investing in the Fund.......................    5p
  Past Performance...............................................    7p
  Fund Management................................................    9p
  Buying and Selling Shares......................................   10p
  Tax Information................................................   10p
  Financial Intermediary Compensation............................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective...........................................   11p
  Principal Investment Strategies of the Fund....................   11p
  Principal Risks of Investing in the Fund.......................   12p
  More about Annual Fund Operating Expenses......................   17p
  Other Investment Strategies and Risks..........................   18p
  Fund Management and Compensation...............................   20p
FINANCIAL HIGHLIGHTS.............................................   22P
CHOOSING A SHARE CLASS...........................................   S.1
  Comparison of Share Classes....................................   S.2
  Sales Charges and Commissions..................................   S.8
  Reductions/Waivers of Sales Charges............................  S.23
  Distribution and Service Fees..................................  S.29
  Selling and/or Servicing Agent Compensation....................  S.35
BUYING, SELLING AND EXCHANGING SHARES............................  S.37
  Share Price Determination......................................  S.37
  Transaction Rules and Policies.................................  S.39
  Opening an Account and Placing Orders..........................  S.46
  Buying Shares..................................................  S.48
  Selling Shares.................................................  S.57
  Exchanging Shares..............................................  S.60
DISTRIBUTIONS AND TAXES..........................................  S.63
ADDITIONAL SERVICES AND COMPENSATION.............................  S.67
ADDITIONAL MANAGEMENT INFORMATION................................  S.68




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2P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                      None
Maximum deferred sales charge (load) imposed on
redemptions
(as a percentage of offering price at the time of
purchase, or current net asset value, whichever is
less)                                                    None


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)


                                                      CLASS Z
Management fees                                         0.71%
Distribution and/or service (12b-1) fees                0.00%
Other expenses(a)                                       0.45%
Total annual fund operating expenses                    1.16%
Less: Fee waiver/expense reimbursement(b)             (0.20%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                         0.96%




(a) Other expenses for Class Z are based on estimated amounts for the current fiscal year.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.96% for Class Z.


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                        COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                              $98      $349      $620     $1,396


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and /or capital appreciation by buying below investment-grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that
(a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.


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4P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations.

The investment manager may use derivatives such as futures, options, forward foreign currency contracts and Mortgage To-Be-Announced (TBAs) in an effort to produce incremental earnings, to hedge existing positions, interest rate fluctuations or currency fluctuations, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.


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                        COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  5P

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

HIGH-YIELD SECURITIES RISK. The Fund's investment in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss than a fund that invests solely in investment grade securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

NON-DIVERSIFICATION RISK. Compared with a "diversified" fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.


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6P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SOVEREIGN DEBT RISK. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

PAST PERFORMANCE

Class Z shares have not had one full calendar year of performance as of the date of this prospectus and therefore performance is not yet available. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund's Class A shares (which are not offered in this prospectus), respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.


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                        COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  7P

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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8P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

              CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
                                   (BAR CHART)


         +2.40%    +1.51%    +14.02%   +13.27%   +9.98%    -5.32%    +6.87%    +7.48%    -1.08%    +12.07%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)
During the periods shown:

- Highest return for a calendar quarter was +7.49% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -4.55% (quarter ended Sept. 30, 2008).

- Class A year-to-date return was +7.53% at Sept. 30, 2010.


 AVERAGE ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)


(FOR PERIODS ENDED DEC. 31, 2009)            1 YEAR  5 YEARS  10 YEARS
Columbia Global Bond Fund:
  Class A* -- before taxes                  +12.07%   +3.81%   +5.94%
  Class A* -- after taxes on distributions  +11.65%   +2.32%   +4.51%
  Class A* -- after taxes on distributions
  and redemption of fund shares              +7.85%   +2.36%   +4.26%
Barclays Capital Global Aggregate Index
(reflects no deduction for fees, expenses
or taxes)                                    +6.93%   +4.56%   +6.49%
Lipper Global Income Funds Index
(reflects no deduction for fees or taxes)   +18.00%   +4.22%   +6.06%


 * The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without sales charges, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.


FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER      TITLE                MANAGED FUND SINCE
-----------------      -----                ------------------
Nicholas Pifer, CFA    Portfolio Manager    2000




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                        COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  9P

BUYING AND SELLING SHARES

MINIMUM INITIAL INVESTMENT                            CLASS Z
Minimum initial investment                           Variable*
Additional investments                                 $100


 * The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and /or capital appreciation by buying below investment-grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that
(a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In pursuit of the Fund's objective, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments by:

- Considering opportunities and risks by credit rating and currency.

- Identifying investment-grade U.S. and foreign bonds.

- Identifying below investment-grade U.S. and foreign bonds.

- Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued.

- The security continues to meet the standards described above.


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                       COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  11P

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations.

The investment manager may use derivatives such as futures, options, forward foreign currency contracts and Mortgage To-Be-Announced (TBAs) in an effort to produce incremental earnings, to hedge existing positions, interest rate fluctuations or currency fluctuations, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.


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12P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund.

In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.


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                       COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  13P

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


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14P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

HIGH-YIELD SECURITIES RISK. Non-investment grade fixed-income securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade fixed-income securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.


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                       COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  15P

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SOVEREIGN DEBT RISK. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.


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16P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk, Risks of Foreign Investing and Emerging Markets Risk.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


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                       COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  17P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.


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18P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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                       COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  19P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.71% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010.


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20P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

- Managed the Fund since 2000.

- Sector Leader of the Global Rates and Currency Sector Team.

- Joined the investment manager in 2000.

- Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

- Began investment career in 1990.

- MA, Johns Hopkins University School of Advanced International Studies.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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                       COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS  21P

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

CLASS Z                                               YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(a)
Net asset value, beginning of period                     $7.33
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .01
Net gains (losses) (both realized and
 unrealized)                                               .14
-------------------------------------------------------------------
Total from investment operations                           .15
-------------------------------------------------------------------
Net asset value, end of period                           $7.48
-------------------------------------------------------------------
TOTAL RETURN                                             2.05%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                    1.13%(c)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                                  .95%(c)
-------------------------------------------------------------------
Net investment income (loss)                             2.31%(c)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    62%
-------------------------------------------------------------------


(a) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).


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22P  COLUMBIA GLOBAL BOND FUND -- 2010 CLASS Z PROSPECTUS

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


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S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


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                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


--------------------------------------------------------------------------------
S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

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FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
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INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
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COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
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RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
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CLASS I, CLASS R                        none             none          none
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CLASS W                                 $500             none          $500
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CLASS Y                                 variable(b)      $100          $250
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CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

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FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
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INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
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COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
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RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
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CLASS I, CLASS R                         none          none          none
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CLASS W                                  $500          none          $500
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CLASS Y                                  variable(c)   $100          none
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CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


--------------------------------------------------------------------------------
                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


--------------------------------------------------------------------------------
S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

--------------------------------------------------------------------------------
                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


--------------------------------------------------------------------------------
S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                  S-6561-99 AG (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA GLOBAL EQUITY FUND
(FORMERLY KNOWN AS THREADNEEDLE GLOBAL EQUITY FUND)


--------------------------------------------------------------------------------

PROSPECTUS DEC. 30, 2010


COLUMBIA GLOBAL EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


CLASS            TICKER SYMBOL
---------------  ---------------
CLASS A          IGLGX
CLASS B          IDGBX
CLASS C          RGCEX
CLASS I          --
CLASS R*         --
CLASS R4         IDGYX
CLASS R5         RGERX
CLASS W          --


*   Formerly known as Class R2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    5p
  Principal Risks of Investing in the Fund............................    5p
  Past Performance....................................................    7p
  Fund Management.....................................................    8p
  Buying and Selling Shares...........................................    8p
  Tax Information.....................................................    9p
  Financial Intermediary Compensation.................................    9p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   10p
  Principal Investment Strategies of the Fund.........................   10p
  Principal Risks of Investing in the Fund............................   11p
  More about Annual Fund Operating Expenses...........................   13p
  Other Investment Strategies and Risks...............................   14p
  Fund Management and Compensation....................................   17p
FINANCIAL HIGHLIGHTS..................................................   19P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.67
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.68




--------------------------------------------------------------------------------
2P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   CLASS I, R,
                                        CLASS A  CLASS B  CLASS C   R4, R5, W
Maximum sales charge (load) imposed
on purchases
(as a percentage of offering price)      5.75%     None     None       None
Maximum deferred sales charge (load)
imposed on redemptions (as a
percentage of offering price at the
time of purchase, or current net
asset value, whichever is less)             1%       5%       1%       None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                      CLASS A  CLASS B  CLASS C  CLASS I
Management fees(b)                      0.75%    0.75%    0.75%    0.75%
Distribution and/or service (12b-1)
fees                                    0.25%    1.00%    1.00%    0.00%
Other expenses                          0.45%    0.45%    0.45%    0.16%
Total annual fund operating
expenses                                1.45%    2.20%    2.20%    0.91%
Less: Fee waiver/expense
reimbursement(c)                       (0.13%)  (0.13%)  (0.13%)  (0.04%)
Total annual fund operating
expenses after fee waiver/expense
reimbursement(c)                        1.32%    2.07%    2.07%    0.87%




--------------------------------------------------------------------------------
                              COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  3P

ANNUAL FUND OPERATING EXPENSES((a))
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT) CONT.



                                     CLASS R  CLASS R4  CLASS R5  CLASS W
Management fees(b)                     0.75%    0.75%     0.75%     0.75%
Distribution and/or service (12b-
1) fees                                0.50%    0.00%     0.00%     0.25%
Other expenses                         0.45%    0.46%     0.21%     0.45%
Total annual fund operating
expenses                               1.70%    1.21%     0.96%     1.45%
Less: Fee waiver/expense
reimbursement(c)                      (0.13%)  (0.04%)   (0.04%)   (0.13%)
Total annual fund operating
expenses after fee waiver/expense
reimbursement(c)                       1.57%    1.17%     0.92%     1.32%




(a) The expense ratios have been adjusted to reflect current fees.
(b) In September 2010, the Fund's Board approved an amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.04% for the most recent fiscal year), will not exceed 1.36% for Class A, 2.11% for Class B, 2.11% for Class C, 0.91% for Class I, 1.61% for Class R, 1.21% for Class R4, 0.96% for Class R5 and 1.36% for Class W.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $702      $996     $1,311    $2,205
Class B (if shares are
redeemed)                           $710      $976     $1,369    $2,338
Class B (if shares are not
redeemed)                           $210      $676     $1,169    $2,338
Class C (if shares are
redeemed)                           $310      $676     $1,169    $2,528
Class C (if shares are not
redeemed)                           $210      $676     $1,169    $2,528
Class I (whether or not shares
are redeemed)                       $ 89      $286     $  501    $1,120
Class R (whether or not shares
are redeemed)                       $160      $523     $  912    $2,003
Class R4 (whether or not shares
are redeemed)                       $119      $380     $  662    $1,467
Class R5 (whether or not shares
are redeemed)                       $ 94      $302     $  528    $1,179
Class W (whether or not shares
are redeemed)                       $134      $446     $  781    $1,729




--------------------------------------------------------------------------------
4P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including securities of companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


--------------------------------------------------------------------------------
                              COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  5P

DERIVATIVES RISK - FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.


--------------------------------------------------------------------------------
6P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

                                   (BAR CHART)


         -23.37%   -22.29%   -23.38%   +25.16%   +16.08%   +18.41%   +19.15%   +13.60%   -42.15%   +29.29%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +17.75% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -19.76% (quarter ended Dec. 31, 2008).

- Class A year-to-date return was +4.78% at Sept. 30, 2010.


--------------------------------------------------------------------------------
                              COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  7P

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)


                                                      CLASS C    CLASS I   CLASS R & R5   CLASS W
                                                       SINCE      SINCE        SINCE       SINCE
(FOR PERIODS ENDED DEC.                              INCEPTION  INCEPTION    INCEPTION   INCEPTION
31, 2009)                 1 YEAR  5 YEARS  10 YEARS  (6/26/00)   (8/1/08)   (12/11/06)   (12/1/06)
Columbia Global Equity
Fund:
  Class A -- before
  taxes                  +21.86%   +2.47%   -2.85%       N/A        N/A         N/A          N/A
  Class A -- after
  taxes on
  distributions          +21.45%   +2.24%   -3.36%       N/A        N/A         N/A          N/A
  Class A -- after
  taxes on
  distributions and
  redemption of fund
  shares                 +14.19%   +1.98%   -2.56%       N/A        N/A         N/A          N/A
  Class B -- before
  taxes                  +23.27%   +2.54%   -3.03%       N/A        N/A         N/A          N/A
  Class C -- before
  taxes                  +27.08%   +2.89%     N/A      -2.54%       N/A         N/A          N/A
  Class I -- before
  taxes                  +30.22%     N/A      N/A        N/A      -6.83%        N/A          N/A
  Class R -- before
  taxes                  +28.83%     N/A      N/A        N/A        N/A       -4.95%         N/A
  Class R4 -- before
  taxes                  +29.59%   +3.88%   -2.09%       N/A        N/A         N/A          N/A
  Class R5 -- before
  taxes                  +29.84%     N/A      N/A        N/A        N/A       -4.38%         N/A
  Class W -- before
  taxes                  +29.53%     N/A      N/A        N/A        N/A         N/A        -4.46%
MSCI All Country World
Index (reflects no
deduction for fees,
expenses or taxes)       +35.41%   +3.64%   +0.90%     +1.29%     -6.30%      -3.58%       -3.21%
Lipper Global Funds
Index (reflects no
deduction for fees or
taxes)                   +31.06%   +3.20%   +1.03%     +1.11%     -4.97%      -3.88%       -3.45%




FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Threadneedle International Limited

PORTFOLIO MANAGER       TITLE                       MANAGED FUND SINCE
-----------------       -----                       ------------------
Stephen Thornber        Portfolio Manager           2003
Andrew Holliman, CFA    Deputy Portfolio Manager    2008


BUYING AND SELLING SHARES

                                    NONQUALIFIED
                                      ACCOUNTS       INDIVIDUAL
                                    (ALL CLASSES     RETIREMENT  CLASS I,
MINIMUM INITIAL INVESTMENT       EXCEPT I, R AND W)   ACCOUNTS    CLASS R  CLASS W
For investors other than
systematic investment plans            $2,000          $1,000      None      $500
Systematic investment plans            $  100          $  100      None      $500



                                    NONQUALIFIED
                                      ACCOUNTS       INDIVIDUAL
                                    (ALL CLASSES     RETIREMENT  CLASS I,
ADDITIONAL INVESTMENTS           EXCEPT I, R AND W)   ACCOUNTS    CLASS R  CLASS W
For investors other than
systematic investment plans             $100            $100       None      None
Systematic investment plans             $100            $ 50       None      None




--------------------------------------------------------------------------------
8P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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                              COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  9P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including securities of companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.


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10P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio using a Model List of stocks which represents the portfolio management team's ideas and highest convictions. The portfolio is then constructed from this list along with other securities selected by the Fund's portfolio managers.

Stocks on the Model List are selected by:

- Evaluating the opportunities and risks within regions and sectors;

- Assessing valuations; and

- Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


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                             COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  11P

DERIVATIVES RISK - FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


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12P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.


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                             COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  13P

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

In addition to forward foreign currency contracts, which the Fund may invest in as a part of its principal investment strategies, the Fund may use other derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative

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14P COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


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                             COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  15P

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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16P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.75% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.04% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Global Funds Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A

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                             COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  17P
discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010. In September 2010, the Fund's Board approved an amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Columbia Management monitors the compliance of Threadneedle with the investment objective and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Stephen Thornber, Portfolio Manager

- Head of global oil sector.

- Managed the Fund since 2003.

- Joined Threadneedle in 1993 as a fund manager.

- Began investment career in 1987.

- BA, Plymouth Polytechnic.

Andrew Holliman, CFA, Deputy Portfolio Manager

- Managed the Fund since 2008.

- Joined Threadneedle in 2004 as a fund manager.

- Began investment career in 1997 as an investment analyst and portfolio manager, Baillie Gifford & Co., 1997 to 2004.

- BCom (Hons), University of Edinburgh; MSc, University of Stirling.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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18P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after Oct. 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended Oct. 31, 2006 has been audited by other auditors.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.13       $5.21        $9.61       $7.52       $6.23
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INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      .05          .05         .02         .01
Net gains (losses) (both realized and
 unrealized)                                          .96         .95        (4.41)       2.13        1.30
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .96        1.00        (4.36)       2.15        1.31
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.08)        (.04)       (.06)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.07       $6.13        $5.21       $9.61       $7.52
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.78%(b)   19.39%(c)   (45.55%)     28.82%      21.01%
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RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.45%       1.44%        1.46%       1.39%       1.51%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .03%        .92%         .65%        .28%        .23%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $375        $395         $380        $737        $608
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
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See accompanying Notes to Financial Highlights.



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                             COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  19P

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.77       $4.87        $9.02       $7.06       $5.88
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INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        .01         (.01)       (.04)       (.01)
Net gains (losses) (both realized and
 unrealized)                                          .90         .89        (4.14)       2.00        1.19
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .86         .90        (4.15)       1.96        1.18
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LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)         --           --         .00(a)       --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.63       $5.77        $4.87       $9.02       $7.06
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TOTAL RETURN                                       15.03%(b)   18.48%(c)   (46.01%)     27.81%      20.07%
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RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.21%       2.21%        2.23%       2.15%       2.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.69%)       .22%        (.11%)      (.45%)      (.54%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $24         $33          $42        $104        $110
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Portfolio turnover rate                               54%         81%          97%        100%        112%
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                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.71       $4.83        $8.93       $7.02       $5.85
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INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        .00(a)      (.01)       (.04)       (.01)
Net gains (losses) (both realized and
 unrealized)                                          .88         .89        (4.09)       1.98        1.18
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .84         .89        (4.10)       1.94        1.17
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LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)       (.01)          --        (.03)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.55       $5.71        $4.83       $8.93       $7.02
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.86%(b)   18.39%(c)   (45.91%)     27.76%      20.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.21%       2.20%        2.22%       2.15%       2.27%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.72%)      (.08%)       (.09%)      (.48%)      (.50%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $10         $11           $5          $8          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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20P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(e)
Net asset value, beginning of period                $6.16       $5.25        $7.47
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .09          .03
Net gains (losses) (both realized and
 unrealized)                                          .95         .95        (2.25)
----------------------------------------------------------------------------------
Total from investment operations                      .99        1.04        (2.22)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.13)          --
----------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --
----------------------------------------------------------------------------------
Net asset value, end of period                      $7.11       $6.16        $5.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       16.32%(b)   20.21%(c)   (29.72%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                       .91%        .84%         .85%(f)
----------------------------------------------------------------------------------
Net investment income (loss)                         .55%       1.56%        1.55%(f)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $31         $33          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%
----------------------------------------------------------------------------------



                                                                YEAR ENDED OCT. 31,
CLASS R*                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(g)
Net asset value, beginning of period                $6.14       $5.23        $9.62        $7.89
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)       (.01)         .05         (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.01        1.00        (4.42)        1.84
-----------------------------------------------------------------------------------------------
Total from investment operations                      .99         .99        (4.37)        1.83
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --        (.08)        (.02)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.14       $6.14        $5.23        $9.62
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.29%(b)   19.13%(c)   (45.48%)      23.41%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.71%       1.69%        1.79%        1.74%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(h)                            1.71%       1.69%        1.54%        1.74%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        (.24%)      (.16%)        .57%        (.13%)(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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                             COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  21P

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.18       $5.26        $9.70       $7.60       $6.29
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02         .06          .07         .04         .02
Net gains (losses) (both realized and
 unrealized)                                          .96         .96        (4.46)       2.13        1.31
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .98        1.02        (4.39)       2.17        1.33
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)       (.10)        (.05)       (.07)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.13       $6.18        $5.26       $9.70       $7.60
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.03%(b)   19.72%(c)   (45.47%)     28.85%      21.26%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.21%       1.15%        1.29%       1.23%       1.32%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(h)                            1.21%       1.15%        1.28%       1.23%       1.32%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .27%       1.22%         .83%        .45%        .44%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $7          $6           $5         $10          $9
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



                                                                YEAR ENDED OCT. 31,
CLASS R5                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(g)
Net asset value, beginning of period                $6.16       $5.25        $9.69        $7.89
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         .08          .08          .05
Net gains (losses) (both realized and
 unrealized)                                          .97         .96        (4.45)        1.85
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.00        1.04        (4.37)        1.90
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.13)        (.07)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.12       $6.16        $5.25        $9.69
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.44%(b)   20.20%(c)   (45.40%)      24.33%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                       .96%        .90%        1.04%         .99%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .50%       1.39%        1.07%         .62%(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
22P  COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS

                                                                YEAR ENDED OCT. 31,
CLASS W                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(i)
Net asset value, beginning of period                $6.16       $5.23        $9.66        $7.83
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01         .06          .05          .02
Net gains (losses) (both realized and
 unrealized)                                          .95         .96        (4.44)        1.91
-----------------------------------------------------------------------------------------------
Total from investment operations                      .96        1.02        (4.39)        1.93
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.09)        (.04)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.10       $6.16        $5.23        $9.66
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.80%(b)   19.70%(c)   (45.62%)      24.87%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.38%       1.30%        1.43%        1.39%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .08%       1.05%         .68%         .20%(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS



*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) During the year ended Oct. 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c) During the year ended Oct. 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(f) Annualized.
(g) For the period from Dec. 11, 2006 (when shares became available) to Oct. 31, 2007.
(h) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL EQUITY FUND -- 2010 PROSPECTUS  23P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


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S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


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                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


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S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

--------------------------------------------------------------------------------

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


--------------------------------------------------------------------------------
S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


--------------------------------------------------------------------------------
                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


--------------------------------------------------------------------------------
S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


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S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

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                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


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                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                  S-6334-99 AJ (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA GLOBAL EQUITY FUND
(FORMERLY KNOWN AS THREADNEEDLE GLOBAL EQUITY FUND)


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PROSPECTUS DEC. 30, 2010


COLUMBIA GLOBAL EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


CLASS            TICKER SYMBOL
---------------  ---------------
CLASS Z          CGEZX




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    4p
  Principal Risks of Investing in the Fund............................    5p
  Past Performance....................................................    6p
  Fund Management.....................................................    8p
  Buying and Selling Shares...........................................    8p
  Tax Information.....................................................    8p
  Financial Intermediary Compensation.................................    8p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................    9p
  Principal Investment Strategies of the Fund.........................    9p
  Principal Risks of Investing in the Fund............................   10p
  More about Annual Fund Operating Expenses...........................   12p
  Other Investment Strategies and Risks...............................   13p
  Fund Management and Compensation....................................   16p
FINANCIAL HIGHLIGHTS..................................................   19P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.67
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.68




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2P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS Z
Maximum sales charge (load) imposed on purchases (as
a percentage of offering price)                          None
Maximum deferred sales charge (load) imposed on
redemptions (as a percentage of offering price at
the time of purchase, or current net asset value,
whichever is less)                                       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                                      CLASS Z
Management fees(a)                                      0.75%
Distribution and/or service (12b-1) fees                0.00%
Other expenses(b)                                       0.45%
Total annual fund operating expenses                    1.20%
Less: Fee waiver/expense reimbursement(c)             (0.13%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(c)                         1.07%




(a) In September 2010, the Fund's Board approved an amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.
(b) Other expenses for Class Z are based on estimated amounts for the current fiscal year.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.04% for the most recent fiscal year), will not exceed 1.11% for Class Z.



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                      COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                              $109      $368      $648     $1,448


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including securities of companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.


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4P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.


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                      COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  5P

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

PAST PERFORMANCE

Class Z shares have not had one full calendar year of performance as of the date of this prospectus and therefore performance is not yet available. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund's Class A shares (which are not offered in this prospectus), respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


--------------------------------------------------------------------------------
6P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

              CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)

                                   (BAR CHART)


         -23.37%   -22.29%   -23.38%   +25.16%   +16.08%   +18.41%   +19.15%   +13.60%   -42.15%   +29.29%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +17.75% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -19.76% (quarter ended Dec. 31, 2008).

- Class A year-to-date return was +4.78% at Sept. 30, 2010.

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)


(FOR PERIODS ENDED DEC. 31, 2009)           1 YEAR  5 YEARS  10 YEARS
Columbia Global Equity Fund:
  Class A* -- before taxes                 +29.29%   +3.69%   -2.27%
  Class A* -- after taxes on
  distributions                            +28.85%   +3.45%   -2.78%
  Class A* -- after taxes on
  distributions and redemption of fund
  shares                                   +19.02%   +3.03%   -2.09%
MSCI All Country World Index (reflects
no deduction for fees, expenses or
taxes)                                     +35.41%   +3.64%   +0.90%
Lipper Global Funds Index (reflects no
deduction for fees or taxes)               +31.06%   +3.20%   +1.03%




 * The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.


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                      COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  7P

FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Threadneedle International Limited

PORTFOLIO MANAGER       TITLE                       MANAGED FUND SINCE
-----------------       -----                       ------------------
Stephen Thornber        Portfolio Manager           2003
Andrew Holliman, CFA    Deputy Portfolio Manager    2008


BUYING AND SELLING SHARES

                                                      CLASS Z
Minimum initial investment                           Variable*
Additional investments                                  $100


 * The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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8P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including securities of companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.


--------------------------------------------------------------------------------
                      COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  9P

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio using a Model List of stocks which represents the portfolio management team's ideas and highest convictions. The portfolio is then constructed from this list along with other securities selected by the Fund's portfolio managers.

Stocks on the Model List are selected by:

- Evaluating the opportunities and risks within regions and sectors;

- Assessing valuations; and

- Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


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10P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


--------------------------------------------------------------------------------
                     COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  11P

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.


--------------------------------------------------------------------------------
12P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.


--------------------------------------------------------------------------------
                     COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  13P

In addition to forward foreign currency contracts, which the Fund may invest in as a part of its principal investment strategies, the Fund may use other derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.


--------------------------------------------------------------------------------
14P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


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                     COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  15P

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.


--------------------------------------------------------------------------------
16P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.75% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.04% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Global Funds Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010. In September 2010, the Fund's Board approved an amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Columbia Management monitors the compliance of Threadneedle with the investment objective and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Stephen Thornber, Portfolio Manager

- Head of global oil sector.

- Managed the Fund since 2003.

- Joined Threadneedle in 1993 as a fund manager.

- Began investment career in 1987.

- BA, Plymouth Polytechnic.


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                     COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  17P

Andrew Holliman, CFA, Deputy Portfolio Manager

- Managed the Fund since 2008.

- Joined Threadneedle in 2004 as a fund manager.

- Began investment career in 1997 as an investment analyst and portfolio manager, Baillie Gifford & Co., 1997 to 2004.

- BCom (Hons), University of Edinburgh; MSc, University of Stirling.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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18P  COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

CLASS Z                                               YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(a)
Net asset value, beginning of period                     $6.85
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (.01)
Net gains (losses) (both realized and
 unrealized)                                               .28
-------------------------------------------------------------------
Total from investment operations                           .27
-------------------------------------------------------------------
Net asset value, end of period                           $7.12
-------------------------------------------------------------------
TOTAL RETURN                                             3.94%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                           1.37%(c)
-------------------------------------------------------------------
Net investment income (loss)                            (1.52%)(c)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    54%
-------------------------------------------------------------------



(a) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.


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                     COLUMBIA GLOBAL EQUITY FUND -- 2010 CLASS Z PROSPECTUS  19P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


--------------------------------------------------------------------------------
S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

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FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
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INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
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COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


--------------------------------------------------------------------------------
S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

--------------------------------------------------------------------------------
                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


--------------------------------------------------------------------------------
S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                  S-6592-99 AJ (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA GLOBAL EXTENDED ALPHA FUND
(FORMERLY KNOWN AS THREADNEEDLE GLOBAL EXTENDED ALPHA FUND)


--------------------------------------------------------------------------------

PROSPECTUS DEC. 30, 2010


COLUMBIA GLOBAL EXTENDED ALPHA FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


CLASS            TICKER SYMBOL
---------------  ---------------
CLASS A          RTAAX
CLASS B          --
CLASS C          RTACX
CLASS I          --
CLASS R*         REAOX
CLASS R4         REYRX


   *Formerly known as Class R2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    5p
  Principal Risks of Investing in the Fund............................    6p
  Past Performance....................................................    8p
  Fund Management.....................................................    9p
  Buying and Selling Shares...........................................   10p
  Tax Information.....................................................   10p
  Financial Intermediary Compensation.................................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   11p
  Principal Investment Strategies of the Fund.........................   11p
  Principal Risks of Investing in the Fund............................   13p
  More about Annual Fund Operating Expenses...........................   17p
  Other Investment Strategies and Risks...............................   18p
  Fund Management and Compensation....................................   20p
FINANCIAL HIGHLIGHTS..................................................   22P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.67
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.68




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2P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Global Extended Alpha Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       CLASS
                                          CLASS A  CLASS B  CLASS C  I, R, R4
Maximum sales charge (load) imposed on
purchases
(as a percentage of offering price)        5.75%     None     None     None
Maximum deferred sales charge (load)
imposed on redemptions
(as a percentage of offering price at
the time of purchase, or current net
asset value, whichever is less)               1%       5%       1%     None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

                                           CLASS A  CLASS B  CLASS C
Management fees(b)                           1.12%    1.12%    1.12%
Distribution and/or service (12b-1) fees     0.25%    1.00%    1.00%
Other expenses                               2.30%    2.30%    2.30%
Total annual fund operating expenses         3.67%    4.42%    4.42%
Less: Fee waiver/expense
reimbursement(c)                           (2.05%)  (2.05%)  (2.05%)
Total annual fund operating expenses
after fee waiver/expense
reimbursement(c)                             1.62%    2.37%    2.37%




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                      COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  3P

ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT) CONT.

                                          CLASS I  CLASS R  CLASS R4
Management fees(b)                          1.12%    1.12%     1.12%
Distribution and/or service (12b-1)
fees                                        0.00%    0.50%     0.00%
Other expenses                              2.15%    2.30%     2.45%
Total annual fund operating expenses        3.27%    3.92%     3.57%
Less: Fee waiver/expense
reimbursement(c)                          (2.02%)  (2.05%)   (2.02%)
Total annual fund operating expenses
after fee waiver/expense
reimbursement(c)                            1.25%    1.87%     1.55%




(a) The expense ratios have been adjusted to reflect current fees.
(b) In September 2010, the Fund's Board approved an amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that increased the management fee by 0.07% for the most recent fiscal year), will not exceed 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.18% for Class I, 1.80% for Class R and 1.48% for Class R4.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $730     $1,455    $2,200    $4,151
Class B (if shares are
redeemed)                           $740     $1,453    $2,276    $4,277
Class B (if shares are not
redeemed)                           $240     $1,153    $2,076    $4,277
Class C (if shares are
redeemed)                           $340     $1,153    $2,076    $4,433
Class C (if shares are not
redeemed)                           $240     $1,153    $2,076    $4,433
Class I (whether or not shares
are redeemed)                       $127     $  818    $1,533    $3,433
Class R (whether or not shares
are redeemed)                       $190     $1,008    $1,843    $4,013
Class R4 (whether or not shares
are redeemed)                       $158     $  907    $1,679    $3,707




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4P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 128% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The subadviser is able to invest the proceeds from its short positions in additional long positions, 'extending' the equity exposure of the Fund in an effort to achieve an enhanced level of 'alpha.' Alpha represents how much the Fund's return is attributable to the subadviser's ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender.

If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments.

The Fund expects to maintain an approximate net long asset exposure to the equity market (long market exposure minus short market exposure) between 90% and 105%, targeting 110% to 140% gross long exposure and 10% to 40% gross short exposure. Actual exposure will vary over time based on factors such as market movements and the portfolio management team's assessment of market conditions and may result in the Fund not taking short positions from time to time.


--------------------------------------------------------------------------------
                      COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  5P

In addition to individual stocks, the portfolio management team may use exchange traded funds (ETFs), and certain derivative instruments, including portfolio and equity swaps, futures, options and forward contracts. These instruments may be used by the Fund to obtain additional long or short exposure to a security (or basket of securities) or to hedge existing long or short positions.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager. In pursuit of the Fund's objective, Threadneedle seeks to identify securities that offer the greatest promise for outperformance (long positions) and securities with the greatest promise for underperformance (short positions).

In addition to selling securities short that Threadneedle believes have the greatest promise for underperformance, Threadneedle may also establish short positions in an effort to mitigate potential additional risks introduced through the selection of the Fund's active long and short positions.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may hold foreign currencies, or use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. A fund that takes both long and short positions presents increased risk.

COUNTERPARTY RISK. Counterparty credit risk is the risk that a Fund's counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.


--------------------------------------------------------------------------------
6P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

ETF RISK. ETFs are subject to, among other risks, tracking risk and passive investment risk. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or other instruments or techniques. The use of leverage creates greater likelihood of higher volatility of the Fund's return and its net asset value. Changes in the value of the Fund's portfolio securities will have a disproportionate effect on the net asset value per share when leverage is used. There is no guarantee that a leveraging strategy will be successful.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies.


--------------------------------------------------------------------------------
                      COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  7P

SHORT SELLING RISK. The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. Short positions introduce more risk to the Fund than long positions (where the Fund owns security) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum price of the shorted security when purchased in the open market. Therefore, in theory, securities sold short have unlimited risk. The Fund's use of short sales in effect "leverages" the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. In addition, the Fund will incur additional expenses by engaging in short sales in the form of transaction costs, and interest and dividend expenses paid to the lender of the security.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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8P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

                                   (BAR CHART)



                                                                                                   +35.79%

                                                                                                    2009




                                 (CALENDAR YEAR)

During the period shown:

- Highest return for a calendar quarter was +18.94% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -8.39% (quarter ended March 31, 2009).

- Class A year-to-date return was +8.01% at Sept. 30, 2010.

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)


                                                           SINCE
                                                         INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)                1 YEAR   (8/1/08)
Columbia Global Extended Alpha Fund:
  Class A -- before taxes                       +27.98%    -7.70%
  Class A -- after taxes on distributions       +26.87%    -8.27%
  Class A -- after taxes on distributions and
  redemption of fund shares                     +18.18%    -6.86%
  Class B -- before taxes                       +29.80%    -7.16%
  Class C -- before taxes                       +33.81%    -4.49%
  Class I -- before taxes                       +36.18%    -3.47%
  Class R -- before taxes                       +35.19%    -4.16%
  Class R4 -- before taxes                      +35.90%    -3.66%
Morgan Stanley Capital International (MSCI)
All Country World Index (reflects no
deduction for fees, expenses or taxes)          +35.41%    -6.30%




FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Threadneedle International Limited

PORTFOLIO MANAGER       TITLE                       MANAGED FUND SINCE
-----------------       -----                       ------------------
Andrew Holliman, CFA    Portfolio Manager           2008
Jeremy Podger           Deputy Portfolio Manager    2008




--------------------------------------------------------------------------------
                      COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  9P

BUYING AND SELLING SHARES

                                   NONQUALIFIED ACCOUNTS  INDIVIDUAL
                                        (ALL CLASSES      RETIREMENT  CLASS I,
MINIMUM INITIAL INVESTMENT            EXCEPT I AND R)      ACCOUNTS    CLASS R
For investors other than
systematic investment plans               $10,000           $1,000      None
Systematic investment plans               $10,000           $  100      None



                                   NONQUALIFIED ACCOUNTS  INDIVIDUAL
                                        (ALL CLASSES      RETIREMENT  CLASS I,
ADDITIONAL INVESTMENTS                EXCEPT I AND R)      ACCOUNTS    CLASS R
For investors other than
systematic investment plans                 $100             $100       None
Systematic investment plans                 $100             $ 50       None


EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Global Extended Alpha Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The subadviser is able to invest the proceeds from its short positions in additional long positions, 'extending' the equity exposure of the Fund in an effort to achieve an enhanced level of 'alpha.' Alpha represents how much the Fund's return is attributable to the subadviser's ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender. If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments.

The Fund expects to maintain an approximate net long asset exposure to the equity market (long market exposure minus short market exposure) between 90% and 105%, targeting 110% to 140% gross long exposure and 10% to 40% gross short exposure. Actual exposure will vary over time based on factors such as market movements and the portfolio management team's assessment of market conditions and may result in the Fund not taking short positions from time to time.


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                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  11P

In addition to individual stocks, the portfolio management team may use exchange traded funds (ETFs), and certain derivative instruments, including portfolio and equity swaps, futures, options and forward contracts. These instruments may be used by the Fund to obtain additional long or short exposure to a security (or basket of securities) or to hedge existing long or short positions.

INVESTMENT PROCESS

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager. In pursuit of the Fund's objective, Threadneedle seeks to identify securities that offer the greatest promise for outperformance (long positions) and securities with the greatest promise for underperformance (short positions).

Threadneedle's approach to investing is based on bottom up research focusing mainly on business fundamentals and valuation of individual securities. Detailed research is carried out by Threadneedle's team of over 120 investment professionals through:

- extensive interviews with company management teams,

- use of publicly published information, and

- use of research from independent sources and brokers.

While bottom up research is the primary driver when evaluating securities, proprietary macro-economic and thematic in-house research is also produced which may influence bottom-up research as well as broader portfolio positioning. Threadneedle seeks multiple sources of enhancing alpha and is not rigidly driven by a focus on solely securities that may be described as 'growth' or 'value' which Threadneedle believes increases the chances of out-performance across the investment cycle and potentially maximizes the benefits of diversification.

Based on this investment approach, Threadneedle constructs a Global Team Model List of stocks (the Model List) that is updated regularly. The majority of the Fund's long positions (including the additional long positions) will be invested in stocks on the Model List. In addition, discretionary holdings (long and short positions) are selected by the portfolio management team based on the same fundamental criteria (investment approach) used to generate the Model List.

In addition to selling securities short that Threadneedle believes have the greatest promise for underperformance, Threadneedle may also establish short positions in an effort to mitigate potential additional risks introduced through the selection of the Fund's active long and short positions.


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12P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

A number of factors may prompt the portfolio management team to sell a long position or close out a short position. A sale is most likely to be prompted by factors specific to a stock, such as deterioration in the company's fundamentals or an increase in the company's valuation. A sale could also be triggered by a change in macro or thematic strategy by Threadneedle or for risk management purposes.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may hold foreign currencies, or use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Because the Fund takes both long and short positions, there is the risk that the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the Fund's potential losses could exceed those of other mutual funds that hold only long stock positions. There is no guarantee that the investment techniques and risk analyses employed by the portfolio managers will produce the desired results.

COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


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                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  13P

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.


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14P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

ETF RISK. An ETF's share price may not track its specified market index and may trade below its net asset value. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


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                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  15P

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or other instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The use of leverage creates certain risks for Fund shareholders, including the greater likelihood of higher volatility of the Fund's return, and its net asset value. Changes in the value of the Fund's portfolio securities will have a disproportionate effect on the net asset value per share when leverage is used. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the Fund's overall returns. There is no guarantee that a leveraging strategy will be successful.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments.


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16P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

SHORT SELLING RISK. The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the Fund to realize a loss. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the Fund's use of short sales in effect "leverages" the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See also Leverage Risk and Market Risk.

In addition, the Fund will incur additional expenses by engaging in short sales in the form of transaction costs, and interest and dividend expenses paid to the lender of the security.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.


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                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  17P

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. Investments in ETFs is a part of the principal investment strategy of the Fund. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


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18P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  19P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 1.12% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.07% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of the MSCI All Country World Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.50% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010. In September

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20P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

2010, the Fund's Board approved an amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Columbia Management monitors the compliance of Threadneedle with the investment objective and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Andrew Holliman, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Joined Threadneedle in 2004 as a fund manager.

- Began investment career in 1997 as an investment analyst and portfolio manager, Baillie Gifford & Co., 1997 to 2004.

- BCom (Hons), University of Edinburgh; MSc, University of Stirling.

Jeremy Podger, Deputy Portfolio Manager

- Head of global equity team.

- Managed the Fund since 2008.

- Joined Threadneedle in 2003 as a fund manager.

- Began investment career in 1987.

- BA, Cambridge University; MBA, London Business School.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  21P

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

                                                         YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.65      $13.97       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)        .09          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.71        3.59        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.68        3.68        (6.03)
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LESS DISTRIBUTIONS:
Dividends from net investment income                 (.47)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.86      $17.65       $13.97
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.21%      26.34%      (30.15%)
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RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.73%       3.78%        5.55%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.63%       1.55%        1.55%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.14%)       .59%        (.07%)(d)
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SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4          $3           $2
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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22P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

                                                         YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.47      $13.94       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.16)       (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         3.66        3.54        (6.04)
----------------------------------------------------------------------------------
Total from investment operations                     3.50        3.53        (6.06)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.34)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.63      $17.47       $13.94
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.32%      25.32%      (30.30%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.15%       4.52%        6.33%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.36%       2.31%        2.31%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.84%)      (.05%)       (.55%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



                                                         YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.48      $13.94       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.17)       (.02)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         3.66        3.56        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.49        3.54        (6.06)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.36)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.61      $17.48       $13.94
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.27%      25.39%      (30.30%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.42%       4.58%        6.22%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.37%       2.30%        2.30%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.89%)      (.12%)       (.79%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------


See accompanying Notes to Financial Highlights.


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                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  23P

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.72      $13.98       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .14          .03
Net gains (losses) (both realized and
 unrealized)                                         3.71        3.60        (6.05)
----------------------------------------------------------------------------------
Total from investment operations                     3.75        3.74        (6.02)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.52)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.95      $17.72       $13.98
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.58%      26.75%      (30.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.23%       3.42%        4.94%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.28%       1.22%        1.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                         .19%        .94%         .63%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $4           $3
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



                                                         YEAR ENDED OCT. 31,
CLASS R*                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.56      $13.96       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.11)        .03          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.69        3.57        (6.04)
----------------------------------------------------------------------------------
Total from investment operations                     3.58        3.60        (6.04)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.40)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.74      $17.56       $13.96
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.69%      25.79%      (30.20%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.99%       4.22%        5.74%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.04%       1.96%        1.81%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.58%)       .19%         .03%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS

                                                         YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.67      $13.98       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        .08          .01
Net gains (losses) (both realized and
 unrealized)                                         3.70        3.61        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.69        3.69        (6.02)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.86      $17.67       $13.98
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.26%      26.40%      (30.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.49%       3.92%        5.38%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.57%       1.47%        1.36%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.06%)       .52%         .30%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(b) Rounds to less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.


--------------------------------------------------------------------------------
                     COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 PROSPECTUS  25P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


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S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


--------------------------------------------------------------------------------
S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


--------------------------------------------------------------------------------
S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


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S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

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                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


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                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                  S-6527-99 AJ (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA GLOBAL EXTENDED ALPHA FUND
(FORMERLY KNOWN AS THREADNEEDLE GLOBAL EXTENDED ALPHA FUND)


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PROSPECTUS DEC. 30, 2010


COLUMBIA GLOBAL EXTENDED ALPHA FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


CLASS            TICKER SYMBOL
---------------  ---------------
CLASS Z          CEAZX




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    4p
  Principal Risks of Investing in the Fund............................    5p
  Past Performance....................................................    7p
  Fund Management.....................................................    9p
  Buying and Selling Shares...........................................    9p
  Tax Information.....................................................    9p
  Financial Intermediary Compensation.................................    9p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   10p
  Principal Investment Strategies of the Fund.........................   10p
  Principal Risks of Investing in the Fund............................   12p
  More about Annual Fund Operating Expenses...........................   16p
  Other Investment Strategies and Risks...............................   17p
  Fund Management and Compensation....................................   19p
FINANCIAL HIGHLIGHTS..................................................   21P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.67
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.68




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2P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Global Extended Alpha Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS Z
Maximum sales charge (load) imposed on purchases (as
a percentage of offering price)                          None
Maximum deferred sales charge (load) imposed on
redemptions (as a percentage of offering price at
the time of purchase, or current net asset value,
whichever is less)                                       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                                      CLASS Z
Management fees(a)                                      1.12%
Distribution and/or service (12b-1) fees                0.00%
Other expenses(b)                                       2.30%
Total annual fund operating expenses                    3.42%
Less: Fee waiver/expense reimbursement(c)             (2.05%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(c)                         1.37%




(a) In September 2010, the Fund's Board approved an amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.
(b) Other expenses for Class Z are based on estimated amounts for the current fiscal year.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that increased the management fee by 0.07% for the most recent fiscal year), will not exceed 1.30% for Class Z.



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              COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                             $139      $860     $1,604    $3,569


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 128% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The subadviser is able to invest the proceeds from its short positions in additional long positions, 'extending' the equity exposure of the Fund in an effort to achieve an enhanced level of 'alpha.' Alpha represents how much the Fund's return is attributable to the subadviser's ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender.


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4P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments.

The Fund expects to maintain an approximate net long asset exposure to the equity market (long market exposure minus short market exposure) between 90% and 105%, targeting 110% to 140% gross long exposure and 10% to 40% gross short exposure. Actual exposure will vary over time based on factors such as market movements and the portfolio management team's assessment of market conditions and may result in the Fund not taking short positions from time to time.

In addition to individual stocks, the portfolio management team may use exchange traded funds (ETFs), and certain derivative instruments, including portfolio and equity swaps, futures, options and forward contracts. These instruments may be used by the Fund to obtain additional long or short exposure to a security (or basket of securities) or to hedge existing long or short positions.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager. In pursuit of the Fund's objective, Threadneedle seeks to identify securities that offer the greatest promise for outperformance (long positions) and securities with the greatest promise for underperformance (short positions).

In addition to selling securities short that Threadneedle believes have the greatest promise for underperformance, Threadneedle may also establish short positions in an effort to mitigate potential additional risks introduced through the selection of the Fund's active long and short positions.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may hold foreign currencies, or use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. A fund that takes both long and short positions presents increased risk.


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              COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  5P

COUNTERPARTY RISK. Counterparty credit risk is the risk that a Fund's counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

ETF RISK. ETFs are subject to, among other risks, tracking risk and passive investment risk. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or other instruments or techniques. The use of leverage creates greater likelihood of higher volatility of the Fund's return and its net asset value. Changes in the value of the Fund's portfolio securities will have a disproportionate effect on the net asset value per share when leverage is used. There is no guarantee that a leveraging strategy will be successful.


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6P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies.

SHORT SELLING RISK. The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. Short positions introduce more risk to the Fund than long positions (where the Fund owns security) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum price of the shorted security when purchased in the open market. Therefore, in theory, securities sold short have unlimited risk. The Fund's use of short sales in effect "leverages" the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. In addition, the Fund will incur additional expenses by engaging in short sales in the form of transaction costs, and interest and dividend expenses paid to the lender of the security.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

Class Z shares have not had one full calendar year of performance as of the date of this prospectus and therefore performance is not yet available. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund's Class A shares (which are not offered in this prospectus), respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.


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              COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  7P

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


              CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)

                                   (BAR CHART)



                                                                                                   +35.79%

                                                                                                    2009



                                 (CALENDAR YEAR)

During the period shown:

- Highest return for a calendar quarter was +18.94% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -8.39% (quarter ended March 31, 2009).

- Class A year-to-date return was +8.01% at Sept. 30, 2010.

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)


                                                           SINCE
                                                         INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)                1 YEAR   (8/1/08)
Columbia Global Extended Alpha Fund:
  Class A* -- before taxes                      +35.79%    -3.76%
  Class A* -- after taxes on distributions      +34.61%    -4.36%
  Class A* -- after taxes on distributions and
  redemption of fund shares                     +23.26%    -3.53%
Morgan Stanley Capital International (MSCI)
All Country World Index (reflects no
deduction for fees, expenses or taxes)          +35.41%    -6.30%


* The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.



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8P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Threadneedle International Limited

PORTFOLIO MANAGER       TITLE                       MANAGED FUND SINCE
-----------------       -----                       ------------------
Andrew Holliman, CFA    Portfolio Manager           2008
Jeremy Podger           Deputy Portfolio Manager    2008


BUYING AND SELLING SHARES

                                                      CLASS Z
Minimum initial investment                           Variable*
Additional investments                                  $100


* The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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              COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  9P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Global Extended Alpha Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The subadviser is able to invest the proceeds from its short positions in additional long positions, 'extending' the equity exposure of the Fund in an effort to achieve an enhanced level of 'alpha.' Alpha represents how much the Fund's return is attributable to the subadviser's ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender. If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments.

The Fund expects to maintain an approximate net long asset exposure to the equity market (long market exposure minus short market exposure) between 90% and 105%, targeting 110% to 140% gross long exposure and 10% to 40% gross short exposure. Actual exposure will vary over time based on factors such as market movements and the portfolio management team's assessment of market conditions and may result in the Fund not taking short positions from time to time.


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10P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

In addition to individual stocks, the portfolio management team may use exchange traded funds (ETFs), and certain derivative instruments, including portfolio and equity swaps, futures, options and forward contracts. These instruments may be used by the Fund to obtain additional long or short exposure to a security (or basket of securities) or to hedge existing long or short positions.

INVESTMENT PROCESS

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager. In pursuit of the Fund's objective, Threadneedle seeks to identify securities that offer the greatest promise for outperformance (long positions) and securities with the greatest promise for underperformance (short positions).

Threadneedle's approach to investing is based on bottom up research focusing mainly on business fundamentals and valuation of individual securities. Detailed research is carried out by Threadneedle's team of over 120 investment professionals through:

- extensive interviews with company management teams,

- use of publicly published information, and

- use of research from independent sources and brokers.

While bottom up research is the primary driver when evaluating securities, proprietary macro-economic and thematic in-house research is also produced which may influence bottom-up research as well as broader portfolio positioning. Threadneedle seeks multiple sources of enhancing alpha and is not rigidly driven by a focus on solely securities that may be described as 'growth' or 'value' which Threadneedle believes increases the chances of out-performance across the investment cycle and potentially maximizes the benefits of diversification.

Based on this investment approach, Threadneedle constructs a Global Team Model List of stocks (the Model List) that is updated regularly. The majority of the Fund's long positions (including the additional long positions) will be invested in stocks on the Model List. In addition, discretionary holdings (long and short positions) are selected by the portfolio management team based on the same fundamental criteria (investment approach) used to generate the Model List.

In addition to selling securities short that Threadneedle believes have the greatest promise for underperformance, Threadneedle may also establish short positions in an effort to mitigate potential additional risks introduced through the selection of the Fund's active long and short positions.


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             COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  11P

A number of factors may prompt the portfolio management team to sell a long position or close out a short position. A sale is most likely to be prompted by factors specific to a stock, such as deterioration in the company's fundamentals or an increase in the company's valuation. A sale could also be triggered by a change in macro or thematic strategy by Threadneedle or for risk management purposes.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may hold foreign currencies, or use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Because the Fund takes both long and short positions, there is the risk that the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the Fund's potential losses could exceed those of other mutual funds that hold only long stock positions. There is no guarantee that the investment techniques and risk analyses employed by the portfolio managers will produce the desired results.

COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


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12P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.


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             COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  13P

ETF RISK. An ETF's share price may not track its specified market index and may trade below its net asset value. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


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14P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or other instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The use of leverage creates certain risks for Fund shareholders, including the greater likelihood of higher volatility of the Fund's return, and its net asset value. Changes in the value of the Fund's portfolio securities will have a disproportionate effect on the net asset value per share when leverage is used. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the Fund's overall returns. There is no guarantee that a leveraging strategy will be successful.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments.


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             COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  15P

SHORT SELLING RISK. The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the Fund to realize a loss. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the Fund's use of short sales in effect "leverages" the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See also Leverage Risk and Market Risk.

In addition, the Fund will incur additional expenses by engaging in short sales in the form of transaction costs, and interest and dividend expenses paid to the lender of the security.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.


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16P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. Investments in ETFs is a part of the principal investment strategy of the Fund. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


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             COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  17P

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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18P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 1.12% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.07% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of the MSCI All Country World Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.50% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010. In September 2010, the Fund's Board approved an

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             COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS 19P amended investment management services agreement, which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of eliminating the Fund's performance incentive adjustment to the management fee.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Columbia Management monitors the compliance of Threadneedle with the investment objective and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Andrew Holliman, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Joined Threadneedle in 2004 as a fund manager.

- Began investment career in 1997 as an investment analyst and portfolio manager, Baillie Gifford & Co., 1997 to 2004.

- BCom (Hons), University of Edinburgh; MSc, University of Stirling.

Jeremy Podger, Deputy Portfolio Manager

- Head of global equity team.

- Managed the Fund since 2008.

- Joined Threadneedle in 2003 as a fund manager.

- Began investment career in 1987.

- BA, Cambridge University; MBA, London Business School.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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20P  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                 $19.93
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                           1.03
-------------------------------------------------------------
Total from investment operations                       1.02
-------------------------------------------------------------
Net asset value, end of period                       $20.95
-------------------------------------------------------------
TOTAL RETURN                                          5.12%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                55.17%(c)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                              1.52%(c)
-------------------------------------------------------------
Net investment income (loss)                          (.48%)(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                128%
-------------------------------------------------------------


(a) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.


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             COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 CLASS Z PROSPECTUS  21P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

--------------------------------------------------------------------------------

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


--------------------------------------------------------------------------------
S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


--------------------------------------------------------------------------------
                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


--------------------------------------------------------------------------------
S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


--------------------------------------------------------------------------------
                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


--------------------------------------------------------------------------------
S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


--------------------------------------------------------------------------------
                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


--------------------------------------------------------------------------------
S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


--------------------------------------------------------------------------------
                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


--------------------------------------------------------------------------------
S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

--------------------------------------------------------------------------------
                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


--------------------------------------------------------------------------------
S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                  S-6593-99 AJ (12/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

THREADNEEDLE GLOBAL EQUITY INCOME FUND


--------------------------------------------------------------------------------

PROSPECTUS DEC. 30, 2010


THREADNEEDLE GLOBAL EQUITY INCOME FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND SECONDARILY, GROWTH OF CAPITAL.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS A            RTNAX
CLASS B            --
CLASS C            RTNEX
CLASS I            --
CLASS R*           RGEOX
CLASS R4           RGEYX


*   Formerly known as Class R2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    5p
  Principal Risks of Investing in the Fund............................    6p
  Past Performance....................................................    7p
  Fund Management.....................................................    8p
  Buying and Selling Shares...........................................    9p
  Tax Information.....................................................    9p
  Financial Intermediary Compensation.................................    9p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   10p
  Principal Investment Strategies of the Fund.........................   10p
  Principal Risks of Investing in the Fund............................   11p
  More about Annual Fund Operating Expenses...........................   13p
  Other Investment Strategies and Risks...............................   14p
  Fund Management and Compensation....................................   17p
FINANCIAL HIGHLIGHTS..................................................   19P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.67
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.68




In August 2010, the Board of Directors of Threadneedle Global Equity Income Fund (the "Fund") approved a proposal to merge the Fund with and into Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Global Equity Fund and the definitive terms of the proposed merger will be included in proxy materials.

The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2011, and that a meeting of shareholders to consider the merger will be held in the first half of 2011.


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2P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Threadneedle Global Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and secondarily, growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     CLASS I,
                                          CLASS A  CLASS B  CLASS C    R, R4
Maximum sales charge (load) imposed on
purchases
(as a percentage of offering price)        5.75%     None     None     None
Maximum deferred sales charge (load)
imposed on redemptions
(as a percentage of offering price at
the time of purchase, or current net
asset value, whichever is less)               1%       5%       1%     None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                           CLASS A  CLASS B  CLASS C
Management fees                              0.78%    0.78%    0.78%
Distribution and/or service (12b-1) fees     0.25%    1.00%    1.00%
Other expenses                               0.82%    0.82%    0.82%
Total annual fund operating expenses         1.85%    2.60%    2.60%
Less: Fee waiver/expense
reimbursement(b)                           (0.42%)  (0.42%)  (0.42%)
Total annual fund operating expenses
after fee waiver/expense
reimbursement(b)                             1.43%    2.18%    2.18%




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                   THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  3P

ANNUAL FUND OPERATING EXPENSES((a))
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT) CONT.



                                          CLASS I  CLASS R  CLASS R4
Management fees                             0.78%    0.78%     0.78%
Distribution and/or service (12b-1)
fees                                        0.00%    0.50%     0.00%
Other expenses                              0.60%    0.82%     0.90%
Total annual fund operating expenses        1.38%    2.10%     1.68%
Less: Fee waiver/expense
reimbursement(b)                          (0.37%)  (0.42%)   (0.37%)
Total annual fund operating expenses
after fee waiver/expense
reimbursement(b)                            1.01%    1.68%     1.31%




(a) The expense ratios have been adjusted to reflect current fees.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.02% for the most recent fiscal year), will not exceed 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.03% for Class I, 1.70% for Class R and 1.33% for Class R4.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $712     $1,085    $1,482    $2,592
Class B (if shares are
redeemed)                           $721     $1,069    $1,544    $2,724
Class B (if shares are not
redeemed)                           $221     $  769    $1,344    $2,724
Class C (if shares are
redeemed)                           $321     $  769    $1,344    $2,907
Class C (if shares are not
redeemed)                           $221     $  769    $1,344    $2,907
Class I (whether or not shares
are redeemed)                       $103     $  401    $  721    $1,631
Class R (whether or not shares
are redeemed)                       $171     $  618    $1,091    $2,403
Class R4 (whether or not shares
are redeemed)                       $133     $  494    $  879    $1,961




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4P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. The securities in which the Fund invests will typically include dividend-paying common and preferred stocks that produce current income or that offer potential to produce income. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund may invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

The Fund will normally have exposure to foreign currencies. Threadneedle closely monitors the Fund's exposure to foreign currency. From time to time Threadneedle may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge against currency fluctuations.


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                   THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  5P

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.


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6P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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                   THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  7P

               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

                                   (BAR CHART)



                                                                                                   +31.43%

                                                                                                    2009




                                 (CALENDAR YEAR)

During the period shown:

- Highest return for a calendar quarter was +19.45% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -11.85% (quarter ended March 31, 2009).

- Class A year-to-date return was +9.46% at Sept. 30, 2010.

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)


                                                          SINCE
                                                        INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)               1 YEAR   (8/1/08)
Threadneedle Global Equity Income Fund:
  Class A -- before taxes                      +23.87%    -8.40%
  Class A -- after taxes on distributions      +22.15%    -9.47%
  Class A -- after taxes on distributions and
  redemption of fund shares                    +15.42%    -7.75%
  Class B -- before taxes                      +25.55%    -7.73%
  Class C -- before taxes                      +29.47%    -5.18%
  Class I -- before taxes                      +31.87%    -4.12%
  Class R -- before taxes                      +30.89%    -4.77%
  Class R4 -- before taxes                     +31.46%    -4.34%
Morgan Stanley Capital International (MSCI)
All Country World Index
(reflects no deduction for fees, expenses or
taxes)                                         +35.41%    -6.30%




FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Threadneedle International Limited

PORTFOLIO MANAGER    TITLE                       MANAGED FUND SINCE
-----------------    -----                       ------------------
Stephen Thornber     Portfolio Manager           2008
Jeremy Podger        Deputy Portfolio Manager    2008




--------------------------------------------------------------------------------
8P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

BUYING AND SELLING SHARES

                                   NONQUALIFIED ACCOUNTS  INDIVIDUAL
                                        (ALL CLASSES      RETIREMENT  CLASS I,
MINIMUM INITIAL INVESTMENT            EXCEPT I AND R)      ACCOUNTS    CLASS R
For investors other than
systematic investment plans                $2,000           $1,000      None
Systematic investment plans                $  100           $  100      None



                                   NONQUALIFIED ACCOUNTS  INDIVIDUAL
                                        (ALL CLASSES      RETIREMENT  CLASS I,
ADDITIONAL INVESTMENTS                EXCEPT I AND R)      ACCOUNTS    CLASS R
For investors other than
systematic investment plans                 $100             $100       None
Systematic investment plans                 $100             $ 50       None


EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


--------------------------------------------------------------------------------
                   THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  9P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Threadneedle Global Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and secondarily, growth of capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund's objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. The securities in which the Fund invests will typically include dividend-paying common and preferred stocks that produce current income or that offer potential to produce income. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund may invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund's subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Columbia Management Investment Advisers, LLC (the investment manager) is responsible for oversight of the Fund's subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

Threadneedle's investment process includes:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives;

- Conducting detailed research on companies across the capitalization spectrum (large-, mid- and small-cap companies) in a consistent strategic and macroeconomic framework;

- Looking for catalysts of change in making and identifying the factors driving markets, which will vary over economic and market cycles; and


--------------------------------------------------------------------------------
10P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

- Implementing rigorous risk control processes that are designed to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Threadneedle determines stock selection and recommended weightings for each stock by researching regions, sectors and specific companies, taking into account factors such as:

- Current yield;

- Dividend growth capability (considering a company's financial statements and its management's ability to increase the dividend if it chooses to do so) and dividend history;

- Balance sheet strength;

- Earnings per share and free cash flow sustainability;

- Dividend payout ratio (the percentage of earnings paid to shareholders in dividends); and

- Competitive position within its industry.

A number of factors may prompt Threadneedle to sell securities. For example, a sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. Threadneedle closely monitors the Fund's exposure to foreign currency. From time to time Threadneedle may use derivative instruments such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge against currency fluctuations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  11P

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


--------------------------------------------------------------------------------
12P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to changes in price. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  13P

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.


--------------------------------------------------------------------------------
14P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

In addition to forward foreign currency contracts, which the Fund may invest in as a part of its principal investment strategies, the Fund may use other derivatives such as futures, options, swaps, forward contracts, and structured investments (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions and/or currency fluctuations, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  15P

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


--------------------------------------------------------------------------------
16P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  17P

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.77% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.03% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of the MSCI All Country World Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's semiannual shareholder report for the period ended April 30, 2010.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Columbia Management monitors the compliance of Threadneedle with the investment objective and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Stephen Thornber, Portfolio Manager

- Head of global oil sector.

- Managed the Fund since 2008.

- Joined Threadneedle in 1993 as a fund manager.

- Began investment career in 1987.

- BA, Plymouth Polytechnic.

Jeremy Podger, Deputy Portfolio Manager

- Head of global equity team.

- Managed the Fund since 2008.

- Joined Threadneedle in 2003 as a fund manager.

- Began investment career in 1987.

- BA, Cambridge University; MBA, London Business School.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
18P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

                                                         YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.49       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .37         .30          .07
Net gains (losses) (both realized and
 unrealized)                                         1.52        1.14        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.89        1.44        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.39)       (.19)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.39)       (.19)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.99       $8.49        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.01%      20.16%      (27.12%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       2.35%        4.71%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.42%       1.50%        1.45%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.24%       4.19%        3.78%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29         $21           $5
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  19P

                                                         YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.47       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30         .26          .06
Net gains (losses) (both realized and
 unrealized)                                         1.52        1.11        (2.76)
----------------------------------------------------------------------------------
Total from investment operations                     1.82        1.37        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)       (.14)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.32)       (.14)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.97       $8.47        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.10%      19.14%      (27.15%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.53%       3.18%        5.48%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.17%       2.26%        2.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.45%       3.64%        3.11%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2          $2           $1
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
20P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

                                                         YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.47       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .31         .25          .07
Net gains (losses) (both realized and
 unrealized)                                         1.51        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.82        1.38        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.33)       (.15)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.33)       (.15)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.96       $8.47        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.10%      19.21%      (27.18%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.59%       3.05%        5.15%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.17%       2.25%        2.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.57%       3.44%        3.31%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  21P

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.50       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .41         .33          .09
Net gains (losses) (both realized and
 unrealized)                                         1.53        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.94        1.46        (2.68)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.43)       (.21)        (.03)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.43)       (.21)        (.03)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.01       $8.50        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.56%      20.53%      (27.00%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.37%       1.88%        4.12%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.03%       1.09%        1.07%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.61%       4.52%        3.95%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $4           $4
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
22P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

                                                         YEAR ENDED OCT. 31,
CLASS R*                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.49       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .34         .27          .07
Net gains (losses) (both realized and
 unrealized)                                         1.53        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.87        1.40        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.36)       (.16)        (.01)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.36)       (.16)        (.01)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.00       $8.49        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.65%      19.63%      (27.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.14%       2.68%        4.92%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.80%       1.83%        1.72%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.85%       3.78%        3.36%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS  23P

                                                         YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.50       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .39         .28          .08
Net gains (losses) (both realized and
 unrealized)                                         1.51        1.17        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.90        1.45        (2.69)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.40)       (.20)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.40)       (.20)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.00       $8.50        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.09%      20.26%      (27.04%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       2.20%        4.42%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.37%       1.33%        1.24%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.44%       4.02%        3.89%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(b) Rounds to zero less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.


--------------------------------------------------------------------------------
24P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 PROSPECTUS

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
                                                                             S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
                                                                             S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
                                                                             S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.


--------------------------------------------------------------------------------
S.11

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
                                                                            S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
                                                                            S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
                                                                            S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
                                                                            S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
                                                                            S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
                                                                            S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
                                                                            S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
                                                                            S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
                                                                            S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


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                                                                            S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


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S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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                                                                            S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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                                                                            S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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                                                                            S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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                                                                            S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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                                                                            S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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                                                                            S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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                                                                            S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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                                                                            S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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                                                                            S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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                                                                            S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


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S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


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                                                                            S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


--------------------------------------------------------------------------------
                                                                            S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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                                                                            S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.62

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


--------------------------------------------------------------------------------
S.63

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.64

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: The Fund expects that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME AND TAX-EXEMPT FUNDS: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.


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S.65

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

- FOR TAX-EXEMPT FUNDS: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income.


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                                                                            S.66

- FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.


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S.67

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying

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                                                                            S.68
funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.


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S.69

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


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                                                                            S.70

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-5696

(COLUMBIA MANAGEMENT LOGO)                                  S-6525-99 AJ (12/10)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  DEC. 30, 2010






COLUMBIA FRONTIER FUND, INC.
     Class A: SLFRX     Class B: SLFBX   Class C: SLFCX
     Class I: --        Class R: SFFRX   Class R4: SFFTX
     Class R5: SFFIX    Class Z: CFOZX
COLUMBIA GOVERNMENT MONEY MARKET FUND, INC.
     Class A: SCMXX     Class B: SCBXX   Class C: SCCXX
     Class R: SMRXX     Class R5: SMIXX  Class Z: CGZXX
COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
     Class A: SLMCX     Class B: SLMBX   Class C: SCICX
     Class I: --        Class R: SCIRX   Class R3: SCIOX
     Class R4: SCIFX    Class R5: SCMIX  Class Z: CCIZX
RIVERSOURCE BOND SERIES, INC.
  Columbia Floating Rate Fund
     Class A: RFRAX     Class B: RSFBX   Class C: RFRCX
     Class I: RFRIX     Class R: CFRRX   Class R4: --
     Class R5: RFRFX    Class W: RFRWX   Class Z: CFRZX
  Columbia Income Opportunities Fund
     Class A: AIOAX     Class B: AIOBX   Class C: RIOCX
     Class I: AOPIX     Class R: CIORX   Class R4: --
     Class W: CIOWX     Class Z: CIOZX
  Columbia Inflation Protected Securities Fund
     Class A: APSAX     Class B: APSBX   Class C: RIPCX
     Class I: AIPIX     Class R: RIPRX   Class R4: --
     Class W: RIPWX     Class Z: CIPZX
  Columbia Limited Duration Credit Fund
     Class A: ALDAX     Class B: ALDBX   Class C: RDCLX
     Class I: ALDIX     Class R4: --     Class W: RLDWX
     Class Z: CLDZX
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
  RiverSource California Tax-Exempt Fund
     Class A: ICALX     Class B: ACABX   Class C: RCTCX
RIVERSOURCE DIMENSIONS SERIES, INC.
  RiverSource Disciplined Small and Mid Cap Equity Fund
     Class A: RDSAX     Class B: --      Class C: RDSCX
     Class I: RDSIX     Class R4: --     Class W: RSDVX
  RiverSource Disciplined Small Cap Value Fund
     Class A: RDVAX     Class B: --      Class C: RDVCX
     Class I: RCVIX     Class R: --      Class R3*: --
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
  Columbia Diversified Bond Fund
     Class A: INBNX     Class B: ININX   Class C: AXBCX
     Class I: RDBIX     Class R: --      Class R3: RSDBX
     Class R4: IDBYX    Class R5: RSVBX  Class W: RVBWX
     Class Z: CDBZX
RIVERSOURCE EQUITY SERIES, INC.
  Columbia Mid Cap Growth Opportunity Fund
     Class A: INVPX     Class B: IDQBX   Class C: AESCX
     Class I: AQUIX     Class R: --      Class R3: --
     Class R4: IESYX    Class Z: CVOZX
RIVERSOURCE GLOBAL SERIES, INC.
  Columbia Absolute Return Currency and Income Fund
     Class A: RARAX     Class B: --      Class C: RARCX
     Class I: RVAIX     Class W: RACWX   Class Z: CACZX
  Columbia Emerging Markets Bond Fund
     Class A: REBAX     Class B: --      Class C: REBCX
     Class I: RSMIX     Class R4: --     Class W: REMWX
     Class Z: CMBZX
  Columbia Global Bond Fund
     Class A: IGBFX     Class B: IGLOX   Class C: AGBCX
     Class I: AGBIX     Class R: --      Class R4: RGBRX
     Class W: RGBWX     Class Z: CGBZX
  Columbia Emerging Markets Opportunity Fund
     Class A: IDEAX     Class B: IEMBX   Class C: RMCEX
     Class I: RSRIX     Class R: REMRX   Class R4: --
     Class R5: REMFX    Class W: CMOWX   Class Z: CEOZX
  Columbia Global Equity Fund
     Class A: IGIGX     Class B: IDGBX   Class C: RGCEX
     Class I: --        Class R: --      Class R4: IDGYX
     Class R5: RGERX    Class W: --      Class Z: CGEZX
  Columbia Global Extended Alpha Fund
     Class A: RTAAX     Class B: --      Class C: RTACX
     Class I: --        Class R: REAOX   Class R4: REYRX
     Class Z: CEAZX
  Threadneedle Global Equity Income Fund
     Class A: RTNAX     Class B: --      Class C: RTNEX
     Class I: --        Class R: RGEOX   Class R4: RGEYX
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
  Columbia U.S. Government Mortgage Fund
     Class A: AUGAX     Class B: AUGBX   Class C: AUGCX
     Class I: RVGIX     Class R4: RSGYX  Class Z: CUGZX
  RiverSource Short Duration U.S. Government Fund
     Class A: IFINX     Class B: ISHOX   Class C: AXFCX
     Class I: AGMIX     Class R: RSDRX   Class R4: IDFYX
     Class W: RSDWX
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
  Columbia High Yield Bond Fund
     Class A: INEAX     Class B: IEIBX   Class C: APECX
     Class I: RSHIX     Class R: --      Class R3: --
     Class R4: RSHYX    Class R5: RSHRX  Class W: RHYWX
     Class Z: CHYZX
RIVERSOURCE INCOME SERIES, INC.
  Columbia Income Builder Fund
     Class A: RBBAX     Class B: RBBBX   Class C: RBBCX
     Class R4: --       Class R: CBURX   Class Z: CBUZX
  Columbia Income Builder Fund II
     Class A: RSMAX     Class B: RSMBX   Class C: RSMCX
     Class R4: --
  Columbia Income Builder Fund III
     Class A: RSBAX     Class B: REIVX   Class C: RIECX
     Class R4: --
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
  Columbia Multi-Advisor International Value Fund
     Class A: APIAX     Class B: AXIBX   Class C: APICX
     Class I: APRIX     Class R4: --     Class Z: CMVZX
  RiverSource Partners International Select Growth Fund
     Class A: AXGAX     Class B: APIBX   Class C: RIACX
     Class I: AIGGX     Class R: RISRX   Class R4*: --
     Class R5: RISSX
  RiverSource Partners International Small Cap Fund
     Class A: AISCX     Class B: APNBX   Class C: RISLX
     Class I: RPSCX     Class R: --      Class R4*: --
     Class R5: --
RIVERSOURCE INTERNATIONAL SERIES, INC.
  Columbia Asia Pacific ex-Japan Fund
     Class A: CAJAX     Class C: CAJCX   Class R: CAJRX
     Class R5: TAPRX    Class Z: CAJZX
  Columbia European Equity Fund
     Class A: AXEAX     Class B: AEEBX   Class C: REECX
     Class I: --        Class R4: --     Class Z: CEEZX
  RiverSource Disciplined International Equity Fund
     Class A: RDIAX     Class B: RDIBX   Class C: RDICX
     Class I: RSDIX     Class R: RDIOX   Class R4: RDIRX
     Class W: RDIWX

  Threadneedle International Opportunity Fund
     Class A: INIFX     Class B: IWWGX   Class C: ROPCX
     Class I: ATNIX     Class R: --      Class R4: IDIYX
RIVERSOURCE INVESTMENT SERIES, INC.
  Columbia Diversified Equity Income Fund
     Class A: INDZX     Class B: IDEBX   Class C: ADECX
     Class I: ADIIX     Class R: RDEIX   Class R3: RDERX
     Class R4: IDQYX    Class R5: RSEDX  Class W: --
     Class Z: CDVZX
  Columbia Large Growth Quantitative Fund
     Class A: RDLAX     Class B: --      Class C: RDLCX
     Class I: RDLIX     Class R: --      Class R4: RDLFX
     Class W: RDLWX     Class Z: CLQZX
  Columbia Large Value Quantitative Fund
     Class A: RLCAX     Class B: --      Class C: RDCCX
     Class I: --        Class R: RLCOX   Class R4: RLCYX
     Class W: RLCWX     Class Z: CVQZX
  Columbia Mid Cap Value Opportunity Fund
     Class A: AMVAX     Class B: AMVBX   Class C: AMVCX
     Class I: RMCIX     Class R: RMVTX   Class R3: RMCRX
     Class R4: RMCVX    Class R5: RSCMX  Class W: --
     Class Z: CMOZX
  RiverSource Balanced Fund
     Class A: INMUX     Class B: IDMBX   Class C: RVBCX
     Class R: RVBRX     Class R4: IDMYX  Class R5: RVBSX
RIVERSOURCE LARGE CAP SERIES, INC.
  Columbia Large Core Quantitative Fund
     Class A: AQEAX     Class B: AQEBX   Class C: RDCEX
     Class I: ALEIX     Class R: --      Class R4: RQEYX
     Class R5: RSIPX    Class W: RDEWX   Class Z: CCRZX
RIVERSOURCE MANAGERS SERIES, INC.
  Columbia Multi-Advisor Small Cap Value Fund
     Class A: ASVAX     Class B: ASVBX   Class C: APVCX
     Class I: --        Class R: RSVTX   Class R3: RSVRX
     Class R4: RSGLX    Class R5: RSCVX  Class Z: CMAZX
  RiverSource Partners Fundamental Value Fund
     Class A: AFVAX     Class B: AFVBX   Class C: AFVCX
     Class I: AFVIX     Class R4: --
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
  Columbia Portfolio Builder Aggressive Fund
     Class A: AXBAX     Class B: AXPBX   Class C: RBGCX
     Class R: CPARX     Class R4: --     Class Z: CPAZX
  Columbia Portfolio Builder Conservative Fund
     Class A: ABDAX     Class B: ABBDX   Class C: RPCCX
     Class R: CBURX     Class R4: --     Class Z: CBVZX
  Columbia Portfolio Builder Moderate Aggressive Fund
     Class A: AXMAX     Class B: ABMBX   Class C: AGECX
     Class R: CBARX     Class R4: --     Class Z: CBAZX
  Columbia Portfolio Builder Moderate Conservative Fund
     Class A: AUCAX     Class B: AMDBX   Class C: RBMCX
     Class R: CPMRX     Class R4: --     Class Z: CPMZX
  Columbia Portfolio Builder Moderate Fund
     Class A: ABUAX     Class B: AURBX   Class C: AMTCX
     Class R: CBMRX     Class R4: --     Class Z: CBMZX
  Columbia Portfolio Builder Total Equity Fund
     Class A: AXTAX     Class B: AXTBX   Class C: RBTCX
     Class R4: --
  RiverSource S&P 500 Index Fund
     Class A: ADIDX     Class Z: ADIEX
  RiverSource Small Company Index Fund
     Class A: ISIAX     Class B: ISIBX   Class R4: ISCYX
RIVERSOURCE MONEY MARKET SERIES, INC.
  Columbia Money Market Fund
     Class A: IDSXX     Class B: ACBXX   Class C: RCCXX
     Class I: RCIXX     Class R: RVRXX   Class R5: --
     Class W: RCWXX     Class Z: IDYXX
RIVERSOURCE SECTOR SERIES, INC.
  Columbia Dividend Opportunity Fund
     Class A: INUTX     Class B: IUTBX   Class C: ACUIX
     Class I: RSOIX     Class R: RSOOX   Class R4: RSORX
     Class R5: RSDFX    Class W: --      Class Z: CDOZX
  RiverSource Real Estate Fund
     Class A: ARLAX     Class B: AESBX   Class C: RRECX
     Class I: AESIX     Class R4: --     Class W: RREWX
RIVERSOURCE SELECTED SERIES, INC.
  RiverSource Precious Metals and Mining Fund
     Class A: INPMX     Class B: INPBX   Class C: RPMCX
     Class I: --        Class R4: AEVYX
RIVERSOURCE SERIES TRUST
  Columbia 120/20 Contrarian Equity Fund
     Class A: RCEAX     Class B: RZZBX   Class C: RECCX
     Class I: --        Class Z: CCEZX
  Columbia Recovery and Infrastructure Fund
     Class A: RRIAX     Class B: RRIBX   Class C: RRICX
     Class I: RRIIX     Class R: RRIRX   Class R4: RRIYX
     Class R5: RRIZX    Class Z: CRIZX
  Columbia Retirement Plus 2010 Fund
     Class A: --        Class C: CRTCX   Class R: --
     Class Z: RSSPX
  Columbia Retirement Plus 2015 Fund
     Class A: --        Class C: CRPCX   Class R: --
     Class Z: RSFNX
  Columbia Retirement Plus 2020 Fund
     Class A: --        Class C: CRUCX   Class R: --
     Class Z: RSNFX
  Columbia Retirement Plus 2025 Fund
     Class A: --        Class C: CRLCX   Class R: --
     Class Z: RSMEX
  Columbia Retirement Plus 2030 Fund
     Class A: --        Class C: CRRCX   Class R: --
     Class Z: RPTYX
  Columbia Retirement Plus 2035 Fund
     Class A: --        Class C: CRPZX   Class R: --
     Class Z: RPOYX
  Columbia Retirement Plus 2040 Fund
     Class A: --        Class C: CRWCX   Class R: --
     Class Z: RPFYX
  Columbia Retirement Plus 2045 Fund
     Class A: --        Class C: CRFCX   Class R: --
     Class R4: RSNNX    Class Z: RRPYX
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
  Columbia Minnesota Tax-Exempt Fund
     Class A: IMNTX     Class B: IDSMX   Class C: RMTCX
     Class Z: CMNZX
  RiverSource New York Tax-Exempt Fund
     Class A: INYKX     Class B: --      Class C: RNTCX
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
  Columbia Strategic Allocation Fund
     Class A: IMRFX     Class B: IMRBX   Class C: RSSCX
     Class I: --        Class R: --      Class R4: IDRYX
     Class Z: CSAZX
  RiverSource Strategic Income Allocation Fund
     Class A: RSGAX     Class B: RIABX   Class C: RAICX
     Class R: RSDOX     Class R4: RSTRX  Class R5: RSFRX



Statement of Additional Information - Dec. 30, 2010

RIVERSOURCE STRATEGY SERIES, INC.
  Columbia Equity Value Fund
     Class A: IEVAX     Class B: INEGX   Class C: REVCX
     Class I: --        Class R: REVRX   Class R3: RSEVX
     Class R4: AEVYX    Class R5: RSEYX  Class W: --
     Class Z: CEVZX
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
  RiverSource Tax-Exempt High Income Fund
     Class A: INHYX     Class B: IHYBX   Class C: AHECX
RIVERSOURCE TAX-EXEMPT SERIES, INC.
  Columbia AMT-Free Tax-Exempt Bond Fund
     Class A: INTAX     Class B: ITEBX   Class C: RTCEX
     Class Z: CATZX
  RiverSource Intermediate Tax-Exempt Fund
     Class A: INFAX     Class B: INFBX   Class C: RTICX
SELIGMAN CAPITAL FUND, INC.
     Class A: SCFIX     Class B: SLCBX   Class C: SCLCX
     Class I: --        Class R: SCFRX   Class R5: SCLIX
SELIGMAN GLOBAL FUND SERIES, INC.
  Columbia Seligman Global Technology Fund
     Class A: SHGTX     Class B: SHTBX   Class C: SHTCX
     Class I: --        Class R: SGTRX   Class R4: SGTSX
     Class R5: SGTTX    Class Z: CSGZX
SELIGMAN GROWTH FUND, INC.
     Class A: SGRFX     Class B: SGBTX   Class C: SGRCX
     Class I: --        Class R: SGRFX   Class R4: SGRSX
     Class R5: SGFIX
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
  RiverSource LaSalle Global Real Estate Fund
     Class A: SLDAX     Class C: SLDCX   Class I: --
     Class R: SLDRX     Class R4: SLDTX  Class R5: SLDIX
  RiverSource LaSalle Monthly Dividend Real Estate Fund
     Class A: SREAX     Class B: SREBX   Class C: SRECX
     Class I: --        Class R: SRERX   Class R4: SLRCX
     Class R5: SREIX
SELIGMAN MUNICIPAL FUND SERIES, INC.
  Seligman Minnesota Municipal Class
     Class A: SMNNX     Class C: SMNCX
  Seligman National Municipal Class
     Class A: SNXEX     Class C: SNACX
  Seligman New York Municipal Class
     Class A: SNYTX     Class C: SNYCX
SELIGMAN MUNICIPAL SERIES TRUST
  Seligman California Municipal High Yield Series
     Class A: SCHYX     Class C: SCHCX
  Seligman California Municipal Quality Series
     Class A: SCTQX     Class C: SCQCX
SELIGMAN VALUE FUND SERIES, INC.
  Columbia Select Large-Cap Value Fund
     Class A: SLVAX     Class B: SLVBX   Class C: SLVCX
     Class I: --        Class R: SLVRX   Class R4: SLVTX
     Class R5: SLVIX    Class W: CSVWX   Class Z: CSVZX
  Columbia Select Smaller-Cap Value Fund
     Class A: SSCVX     Class B: SSCBX   Class C: SVMCX
     Class I: --        Class R: SSVRX   Class R4: SSLRX
     Class R5: SSVIX    Class Z: CSSZX






* Class R3 shares for RiverSource Disciplined Small Cap Value Fund were closed to new investors effective Dec. 13, 2010. Class R4 shares for RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund were closed to new investors and to accounts with zero balances effective Dec. 13, 2010.


This is the Statement of Additional Information ("SAI") for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia, RiverSource, Seligman and Threadneedle branded funds (collectively, the "Fund Family"), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit
columbiamanagement.com.

Each fund is governed by a Board of Directors/Trustees (the "Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, Columbia Management Investment Advisers, LLC (the "investment manager" or "Columbia Management"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.



Statement of Additional Information - Dec. 30, 2010

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies..............................    p. 5
Investment Strategies and Types of Investments..................................   p. 13
Information Regarding Risks and Investment Strategies...........................   p. 15
Securities Transactions.........................................................   p. 43
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager....   p. 57
Valuing Fund Shares.............................................................   p. 62
Portfolio Holdings Disclosure...................................................   p. 74
Proxy Voting....................................................................   p. 77
Investing in a Fund.............................................................   p. 79
Selling Shares..................................................................   p. 86
Pay-out Plans...................................................................   p. 87
Capital Loss Carryover..........................................................   p. 88
Taxes...........................................................................   p. 91
Service Providers...............................................................   p. 96
  Investment Management Services................................................   p. 96
  Administrative Services.......................................................  p. 147
  Transfer Agency Services......................................................  p. 152
  Plan Administration Services..................................................  p. 152
  Distribution Services.........................................................  p. 152
  Plan and Agreement of Distribution............................................  p. 156
  Payments to Financial Intermediaries..........................................  p. 161
  Custodian Services............................................................  p. 163
  Board Services Corporation....................................................  p. 164
Organizational Information......................................................  p. 164
Board Members and Officers......................................................  p. 170
Control Persons and Principal Holders of Securities.............................  p. 188
Information Regarding Pending and Settled Legal Proceedings.....................  p. 213
Independent Registered Public Accounting Firm...................................  p. 214
Appendix A: Description of Ratings..............................................  p. A-1
Appendix B: State Risk Factors..................................................  p. B-1
Appendix C: Additional Information about the S&P 500 Index......................  p. C-1
Appendix D: Class A -- Calculation of the Sales Charge..........................  p. D-1
Appendix E: Legacy Columbia Funds...............................................  p. E-1
Appendix F: Legacy RiverSource Funds............................................  p. F-1






Statement of Additional Information - Dec. 30, 2010                       Page 1

LIST OF TABLES


1.     Fund Fiscal Year Ends, Prospectus Date and Investment Categories...........    p. 3
2.     Fundamental Policies.......................................................    p. 5
3.     Investment Strategies and Types of Investments.............................   p. 13
4.     Total Brokerage Commissions................................................   p. 45
5.     Brokerage Directed for Research, and Turnover Rates........................   p. 48
6.     Securities of Regular Brokers or Dealers...................................   p. 51
7.     Brokerage Commissions Paid to Investment Manager or Affiliates.............   p. 57
8.     Valuing Fund Shares........................................................   p. 62
9.     Class A -- Initial Sales Charge............................................   p. 79
10.    Public Offering Price......................................................   p. 80
11.    Capital Loss Carryover.....................................................   p. 88
12.    Corporate Deduction and Qualified Dividend Income..........................   p. 93
13.    Investment Management Services Agreement Fee Schedule......................   p. 97
14.    PIA Indexes................................................................  p. 105
15A.   Performance Incentive Adjustment Calculation...............................  p. 107
15B.   Performance Incentive Adjustment Calculation...............................  p. 108
16.    Management Fees and Nonadvisory Expenses...................................  p. 109
17.    Subadvisers and Subadvisory Agreement Fee Schedules........................  p. 113
18.    Subadvisory Fees...........................................................  p. 115
19.    Portfolio Managers.........................................................  p. 116
20.    Administrative Services Agreement Fee Schedule.............................  p. 147
21.    Administrative Fees........................................................  p. 149
22.    Sales Charges Paid to Distributor..........................................  p. 152
23.    12b-1 Fees.................................................................  p. 157
24.    Unreimbursed Distribution Expenses.........................................  p. 160
25.    Fund History Table.........................................................  p. 165
26.    Board Members..............................................................  p. 170
27.    Fund Officers..............................................................  p. 172
28.    Committee Meetings.........................................................  p. 175
29.    Board Member Holdings......................................................  p. 176
30.    Board Member Compensation -- All Funds.....................................  p. 181
31.    Board Member Compensation -- Individual Funds..............................  p. 182
32.    Control Persons and Principal Holders of Securities........................  p. 188





Statement of Additional Information - Dec. 30, 2010                       Page 2

   TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES


FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity             April 30          June 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income  October 31        Dec. 30, 2010     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

Columbia AMT-Free Tax-Exempt Bond             November 30       Jan. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan                October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Diversified Bond                     August 31         Oct. 29, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Diversified Equity Income            September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Dividend Opportunity                 June 30           Aug. 27, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond                October 31        Dec. 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity         October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Equity Value                         March 31          May 28, 2010      Equity
---------------------------------------------------------------------------------------------------------------

Columbia European Equity                      October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Floating Rate                        July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------
Columbia Frontier                             October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Global Bond                          October 31        Dec. 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Global Equity                        October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha Fund           October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Government Money Market              December 31       March 1, 2010     Taxable Money Market
---------------------------------------------------------------------------------------------------------------

Columbia High Yield Bond                      May 31            July 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                  January 31**      April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II               January 31**      April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III              January 31**      April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities                 July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities       July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Large Core Quantitative Equity       July 31           Sept. 27, 2010    Equity
---------------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative            September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative             September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit              July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Growth Opportunity           November 30       Jan. 22, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity            September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt                 August 31         Oct. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Money Market                         July 31           Sept. 27, 2010    Taxable money market
---------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor International Value    October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small Cap Value        May 31            July 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Aggressive         January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Conservative       January 31        April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate           January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Aggressive                                  January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Conservative                                January 31        April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity       January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure          April 30          June 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2010                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2020                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2045                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap Value               December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value             December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Seligman Communications and
  Information                                 December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology           October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                       Page 3

FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                 September 30      Nov. 29, 2010     Balanced
---------------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage             May 31            July 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Balanced                          September 30      Nov. 29, 2010     Balanced
---------------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt             August 31         Oct. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity  October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap
  Equity                                      July 31           Sept. 27, 2010    Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value       July 31           Sept. 27, 2010    Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt           November 30       Jan. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate        December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly Dividend Real
  Estate                                      December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt               August 31         Oct. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental Value        May 31            July 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners International Select
  Growth                                      October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap  October 31        Dec. 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining        March 31          May 28, 2010      Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Real Estate                       June 30           Aug. 27, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                     January 31        April 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government    May 31            July 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index               January 31        April 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation       September 30      Nov. 29, 2010     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income            November 30       Jan. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield      September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Seligman California Municipal Quality         September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman Capital                              December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Seligman Growth                               December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                  September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman National Municipal                   September 30      Nov. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                   September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income Fund        October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity        October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------




    * The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although RiverSource Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.

   ** The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.


Statement of Additional Information - Dec. 30, 2010                       Page 4

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see "Investment Strategies and Types of Investments" for more information regarding your fund's investment strategies. The specific policy is stated in the paragraphs that follow the table.

                          TABLE 2. FUNDAMENTAL POLICIES

                   A                     C         D                                                                          K
                 BUY OR               BUY MORE   INVEST        E          F                                        J       BUY ON
                  SELL        B       THAN 10% MORE THAN  CONCENTRATE   INVEST        G                  I       ISSUE     MARGIN/
                  REAL   BUY OR SELL     OF     5% IN AN  IN ANY ONE     LESS     ACT AS AN      H     BORROW    SENIOR     SELL
FUND             ESTATE  COMMODITIES AN ISSUER   ISSUER    INDUSTRY    THAN 80%  UNDERWRITER  LENDING  MONEY   SECURITIES   SHORT
----------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20    A1        B4          C1        D1          E8         --         G1         H1       I1        J1        --
  Contrarian
  Equity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          E7         --         G1         H1       I1        J1        --
  Absolute
  Return
  Currency and
  Income
----------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-      A1        B1          C1        D1          --         F3(a)      G1         H1       I1        J1        --
  Free Tax-
  Exempt Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia Asia      A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Pacific ex-
  Japan
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Diversified
  Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Diversified
  Equity Income
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          --         --         G1         H1       I1        J1        --
  Dividend
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          --        --          E5         --         G1         H1       I1        J1        --
  Emerging
  Markets Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Emerging
  Markets
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia Equity    A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          E1         --         G1         H1       I1        J1        --
  European
  Equity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C1        D1          E6         --         G1         H1       I1        J1        --
  Floating Rate
----------------------------------------------------------------------------------------------------------------------------------
Columbia Global    A1        B1          C1        --          E1         --         G1         H1       I1        J1        --
  Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia Global    A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Equity
----------------------------------------------------------------------------------------------------------------------------------
Columbia Global    A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Extended
  Alpha
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A6        --          C4        C4         E11         --         G3         H5       J3        J3        G3
  Government
  Money Market
----------------------------------------------------------------------------------------------------------------------------------
Columbia High      A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Yield Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Builder Fund*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Builder Fund
  II*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Builder Fund
  III*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Opportunities
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          E1         --         G1         H1       I1        J1        --
  Inflation
  Protected
  Securities
----------------------------------------------------------------------------------------------------------------------------------
Columbia Large     A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Core
  Quantitative
----------------------------------------------------------------------------------------------------------------------------------
Columbia Large     A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Growth
  Quantitative
----------------------------------------------------------------------------------------------------------------------------------
Columbia Large     A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Value
  Quantitative
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Limited
  Duration
  Credit
----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid       A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Cap Growth
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid       A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Cap Value
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          --         F1         G1         H1       I1        J1        --
  Minnesota
  Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------------
Columbia Money     A2        A2          C1        D1          --         --         G1         H1       I1        J1        K1
  Market
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Dec. 30, 2010                       Page 5

                   A                     C         D                                                                          K
                 BUY OR               BUY MORE   INVEST        E          F                                        J       BUY ON
                  SELL        B       THAN 10% MORE THAN  CONCENTRATE   INVEST        G                  I       ISSUE     MARGIN/
                  REAL   BUY OR SELL     OF     5% IN AN  IN ANY ONE     LESS     ACT AS AN      H     BORROW    SENIOR     SELL
FUND             ESTATE  COMMODITIES AN ISSUER   ISSUER    INDUSTRY    THAN 80%  UNDERWRITER  LENDING  MONEY   SECURITIES   SHORT
----------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-    A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Advisor
  International
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-    A1        B2          --        --          E1         --         G1         H1       I1        J1        --
  Advisor Small
  Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Aggressive*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Conservative*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Moderate*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Moderate
  Aggressive*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Moderate
  Conservative*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder Total
  Equity*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          --        --          E1         --         G1         H1       I1        J1        --
  Recovery and
  Infrastruc-
  ture
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2010*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2015*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2020*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2025*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2030*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2035*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2040*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2045*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Select    A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Large-Cap
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia Select    A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Smaller-Cap
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A3        B6          C3        C3         E13         --         G2         H4       J2        J2        K3
  Seligman
  Communica-
  tions and
  Information
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Seligman
  Global
  Technology
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Strategic
  Allocation
----------------------------------------------------------------------------------------------------------------------------------
Columbia U.S.      A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Government
  Mortgage
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Balanced
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          --        --          --         F1         G1         H1       I1        J1        --
  California
  Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B3          C1        D1          E1         --         G1         H1       I1        J1        --
  Disciplined
  International
  Equity
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B3          C1        D1          E1         --         G1         H1       I1        J1        --
  Disciplined
  Small and Mid
  Cap Equity
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B3          C1        D1          E1         --         G1         H1       I1        J1        --
  Disciplined
  Small Cap
  Value
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          --         F3(b)      G1         H1       I1        J1        --
  Intermediate
  Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A7        B6          --        --         E12         --         G2         H4       J2        J2        K3
  LaSalle
  Global Real
  Estate
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A7        B6          --        --         E12         --         G2         H4       J2        J2        K3
  LaSalle
  Monthly
  Dividend Real
  Estate
----------------------------------------------------------------------------------------------------------------------------------
RiverSource New    A1        B1          --        --          --         F1         G1         H1       I1        J1        --
  York Tax-
  Exempt
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Partners
  Fundamental
  Value
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Partners
  International
  Select Growth
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Partners
  International
  Small Cap
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1(c)       --        --          E3         --         G1         H1       I1        J1        --
  Precious
  Metals and
  Mining
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          --        --          --         --         G1         H1       I1        J1        --
  Real Estate
----------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P    A1        B1          --        --          E4         --         G1         H1       I1        J1        --
  500 Index
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Short
  Duration U.S.
  Government
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Small Company
  Index
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Strategic
  Income
  Allocation
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          --         F2         G1         H1       I1        J1        --
  Tax-Exempt
  High Income
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Dec. 30, 2010                       Page 6

                   A                     C         D                                                                          K
                 BUY OR               BUY MORE   INVEST        E          F                                        J       BUY ON
                  SELL        B       THAN 10% MORE THAN  CONCENTRATE   INVEST        G                  I       ISSUE     MARGIN/
                  REAL   BUY OR SELL     OF     5% IN AN  IN ANY ONE     LESS     ACT AS AN      H     BORROW    SENIOR     SELL
FUND             ESTATE  COMMODITIES AN ISSUER   ISSUER    INDUSTRY    THAN 80%  UNDERWRITER  LENDING  MONEY   SECURITIES   SHORT
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B5(d)       D2        D2          E9         F4         G1         H2       I2        --        K2(e)
  California
  Municipal
  High-Yield
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B5(d)       D2        D2          E9         F4         G1         H2       I2        --        K2(e)
  California
  Municipal
  Quality
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Capital
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Frontier
----------------------------------------------------------------------------------------------------------------------------------
Seligman Growth    A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A4        B5          D2        D2          E9         F4         G1         H3       I2        --        K2
  Minnesota
  Municipal
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A4        B5          D2        D2          E9         F4         G1         H3       I2        --        K2
  National
  Municipal
----------------------------------------------------------------------------------------------------------------------------------
Seligman New       A4        B5          D2        D2          E9         F4         G1         H3       I2        --        K2
  York
  Municipal
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle       A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Global Equity
  Income
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle       A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  International
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------




    * The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.
  (a) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
  (b) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
  (c) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
  (d) The policy includes futures contracts.
  (e) A fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities.

A. BUY OR SELL REAL ESTATE
   A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

   A2 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

   A3 - The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

   A4 - The fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

   A5 - The fund will not purchase or hold any real estate, except a fund may invest (through investments in Underlying exchange-traded funds) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

   A6 - The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

   A7 - The fund will not purchase or hold any real estate, except that the fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts (and, in the case of RiverSource LaSalle Global Real Estate, RiverSource Global Real Estate Companies, as defined in the fund's prospectus), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a fund's ownership of such securities.

B. BUY OR SELL PHYSICAL COMMODITIES
   B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


Statement of Additional Information - Dec. 30, 2010                       Page 7

   B2 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B4 - The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

   B5 -   The fund will not purchase or sell commodities or commodity contracts.

   B6 - The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C. BUY MORE THAN 10% OF AN ISSUER
   C1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

   C2 - The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

   C3 - The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

   C4 - The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D. INVEST MORE THAN 5% IN AN ISSUER
   D1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

   D2 - The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E. CONCENTRATE
   E1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
          (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   E2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.


Statement of Additional Information - Dec. 30, 2010                       Page 8

   E3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

   E4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   E5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

   E6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

   E7 - The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

   E8 - The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   E9 - The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

   E10 - The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (which, for Seligman TargETFunds, may include mortgage related securities).

   E11 - The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

   E12 - The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

   E13 - The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F. INVEST LESS THAN 80%
    F1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

    F2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.


Statement of Additional Information - Dec. 30, 2010                       Page 9

      F3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

      F4 - The fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and (except for Seligman National Municipal) regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the fund's net assets.

G. ACT AS AN UNDERWRITER
   G1 - The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

   G2 - The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

   G3 - The fund will not underwrite the securities of other issuers; make "short" sales of securities, or purchase securities on "margin"; write or purchase put or call options.

H. LENDING
   H1 - The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

   H2 - The fund will not make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

   H3 - The fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The fund does not have a present intention of entering into repurchase agreements.

   H4 - The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

   H5 - The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I. BORROWING
   I1 - The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

   I2 - The fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The fund will not purchase additional portfolio securities if the fund has outstanding borrowings in excess of 5% of the value of its total assets.

J. ISSUE SENIOR SECURITIES
   J1 - The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   J2 - The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

   J3 - The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K. BUY ON MARGIN/SELL SHORT
   K1 - The fund will not buy on margin or sell short or deal in options to buy or sell securities.


Statement of Additional Information - Dec. 30, 2010                      Page 10

   K2 - The fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers.

   K3 - The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

IN ADDITION TO THE POLICIES DESCRIBED ABOVE AND ANY FUNDAMENTAL POLICY DESCRIBED IN THE PROSPECTUS:

FOR COLUMBIA MONEY MARKET, THE FUND WILL NOT:

    - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

FOR COLUMBIA GOVERNMENT MONEY MARKET, THE FUND WILL NOT:

    - Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

    - Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

    - Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

    - Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund's investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

    - Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund's obligations under its deferred compensation plan for directors.

FOR RIVERSOURCE LASALLE GLOBAL REAL ESTATE AND RIVERSOURCE LASALLE MONTHLY DIVIDEND REAL ESTATE, THE FUND WILL NOT:


    - Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund's investment manager or subadviser, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.


FOR SELIGMAN CALIFORNIA MUNICIPAL HIGH YIELD, SELIGMAN CALIFORNIA MUNICIPAL QUALITY, SELIGMAN MINNESOTA MUNICIPAL, SELIGMAN NATIONAL MUNICIPAL AND SELIGMAN NEW YORK MUNICIPAL, THE FUND WILL NOT:

    - Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging a fund's obligations under its deferred compensation plan for directors/trustees.

    - Purchase or hold the securities of any issuer, if to its knowledge, directors/trustees or officers of a fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

    - Mortgage or pledge any of its assets, except to secure permitted borrowings noted above.

FOR SELIGMAN CAPITAL AND SELIGMAN GROWTH, THE FUND WILL NOT:

    - Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

FOR SELIGMAN CAPITAL, COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION, COLUMBIA FRONTIER, COLUMBIA SELIGMAN GLOBAL TECHNOLOGY, COLUMBIA SELECT GROWTH, COLUMBIA SELECT LARGE-CAP VALUE AND COLUMBIA SELECT SMALLER-CAP VALUE, THE FUND WILL NOT:


    - Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund's investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.



Statement of Additional Information - Dec. 30, 2010                      Page 11

    - Enter into repurchase agreements of more than one week's duration if more than 10% of the fund's net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
    - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.

FOR MONEY MARKET FUNDS:
    - No more than 5% of the fund's net assets will be held in securities and other instruments that are illiquid.

ADDITIONALLY, REGARDING LIMITING INVESTMENTS IN FOREIGN SECURITIES:

FOR COLUMBIA 120/20 CONTRARIAN EQUITY, COLUMBIA DIVERSIFIED BOND, COLUMBIA DIVERSIFIED EQUITY INCOME, COLUMBIA DIVIDEND OPPORTUNITY, COLUMBIA EQUITY VALUE, COLUMBIA FLOATING RATE, COLUMBIA HIGH YIELD BOND, COLUMBIA INCOME OPPORTUNITIES, COLUMBIA INFLATION PROTECTED SECURITIES, COLUMBIA LARGE CORE QUANTITATIVE, COLUMBIA LARGE GROWTH QUANTITATIVE, COLUMBIA LARGE VALUE QUANTITATIVE, COLUMBIA MID CAP GROWTH OPPORTUNITY, COLUMBIA MID CAP VALUE OPPORTUNITY, COLUMBIA MULTI-ADVISOR SMALL CAP VALUE, COLUMBIA RECOVERY AND INFRASTRUCTURE, SELIGMAN CAPITAL, COLUMBIA SELECT LARGE-CAP VALUE, COLUMBIA SELECT SMALLER-CAP VALUE, COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION, COLUMBIA FRONTIER, RIVERSOURCE BALANCED, RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY, RIVERSOURCE DISCIPLINED SMALL CAP VALUE, RIVERSOURCE LASALLE MONTHLY DIVIDEND REAL ESTATE, COLUMBIA LIMITED DURATION CREDIT, RIVERSOURCE PARTNERS FUNDAMENTAL VALUE, RIVERSOURCE REAL ESTATE AND SELIGMAN GROWTH:
    - Up to 25% of the fund's net assets may be invested in foreign investments.

FOR RIVERSOURCE PRECIOUS METALS AND MINING:
    - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

FOR RIVERSOURCE SHORT DURATION U.S. GOVERNMENT AND COLUMBIA U.S. GOVERNMENT
MORTGAGE:
    - Up to 20% of the fund's net assets may be invested in foreign investments.

FOR COLUMBIA STRATEGIC ALLOCATION:
    - The fund may invest its total assets, up to 50%, in foreign investments.


Statement of Additional Information - Dec. 30, 2010                      Page 12

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 3. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


                                                               FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT      STATE
                                                                  EQUITY AND      FIXED    MONEY      FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                          BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------
Agency and government securities                 o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Borrowing                                        o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Cash/money market instruments                    o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Collateralized bond obligations                  o       o A           o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Commercial paper                                 o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Common stock                                     o        o            o           o B       --        --           --
---------------------------------------------------------------------------------------------------------------------------
Convertible securities                           o        o            o           o C       --         o            o
---------------------------------------------------------------------------------------------------------------------------
Corporate bonds                                  o        o            o            o        D          o            o
---------------------------------------------------------------------------------------------------------------------------
Debt obligations                                 o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Depositary receipts                              o        o            o            o        --        --           --
---------------------------------------------------------------------------------------------------------------------------
Derivative instruments (including options
and futures)                                     o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Exchange-traded funds                            o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Floating rate loans                              o       --            o            o        --        --           --
---------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions                    o        o            o            o        --         o           --
---------------------------------------------------------------------------------------------------------------------------
Foreign securities                               o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Funding agreements                               o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)          o        o            o            o        --         o           o J
---------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities               o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Indexed securities                               o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Inflation protected securities                   o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                  o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Inverse floaters                                 o        E            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Investment companies                             o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities                  o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Loan participations                              o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities            o       o F           o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                            o        G            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Municipal obligations                            o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Dec. 30, 2010                      Page 13

                                                               FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT      STATE
                                                                  EQUITY AND      FIXED    MONEY      FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                          BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------
Pay-in-kind securities                           o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Preferred stock                                  o        o            o           o H       --        o H          --
---------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts                    o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                            o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                    o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Short sales                                      I        I            o            I        --         I            I
---------------------------------------------------------------------------------------------------------------------------
Sovereign debt                                   o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Structured investments                           o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Swap agreements                                  o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities            o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Warrants                                         o        o            o            o        --         o           --
---------------------------------------------------------------------------------------------------------------------------
When-issued securities and forward
commitments                                      o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Zero-coupon and step-coupon securities           o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------




A. The following funds are not authorized to invest in collateralized bond obligations: RiverSource Partners International Select Growth, Columbia Multi-Advisor International Value, RiverSource Partners International Small Cap, and Columbia Multi-Advisor Small Cap Value.

B.    The following funds are not authorized to invest in common stock:
      RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

C. The following funds are not authorized to invest in convertible securities: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

D. While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.    The following fund is authorized to invest in inverse floaters:
      RiverSource Real Estate.

F. The following funds are not authorized to invest in mortgage- and asset-backed securities: RiverSource S&P 500 Index and RiverSource Small Company Index.

G.    The following funds are authorized to invest in mortgage dollar rolls:
      RiverSource Real Estate.

H.    The following funds are not authorized to invest in preferred stock:
      RiverSource Tax-Exempt High Income, RiverSource Intermediate Tax-Exempt, Columbia AMT-Free Tax-Exempt Bond, RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

I. Except for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal and Seligman New York Municipal, which are prohibited from selling short, the funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

J. The following funds are not authorized to invest in high yield debt securities: Seligman California Municipal Quality, Seligman Minnesota, Seligman National and Seligman New York.


Statement of Additional Information - Dec. 30, 2010                      Page 14

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

ASIAN PACIFIC REGION RISK. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under "Risks of Foreign Investing" may be more pronounced due to concentration of the Fund's investments in the Asian Pacific Region.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

COMMON STOCK RISK. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund's portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund's concentration, the fund's overall value may decline to a greater degree than if the fund held a less concentrated portfolio.


Statement of Additional Information - Dec. 30, 2010                      Page 15

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CREDIT RISK. Credit risk is the risk that one or more fixed income securities in the fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund's investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund's exposure to its principal risks (as described in the fund's prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.


Statement of Additional Information - Dec. 30, 2010                      Page 16

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

EXCHANGE-TRADED FUND (ETF) RISK. An ETF's share price may not track its specified market index and may trade below its net asset value. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund's expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds' ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

FOCUSED PORTFOLIO RISK. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund's net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

FOREIGN CURRENCY RISK. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in

Statement of Additional Information - Dec. 30, 2010                      Page 17
foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund's shares to change more than the values of other funds' shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.


Statement of Additional Information - Dec. 30, 2010                      Page 18

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

INFLATION-PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INFRASTRUCTURE-RELATED COMPANIES RISK. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated

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unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

MUNICIPAL SECURITIES RISK. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

NON-DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

PORTFOLIO TRADING AND TURNOVER RISKS. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as "portfolio turnover." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund's performance.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REAL ESTATE INDUSTRY RISK. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks

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similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

RETIREMENT GOAL RISK. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SHORT SELLING RISK. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund's use of short sales in effect "leverages" the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund's Board of Directors may authorize a significant change in investment strategy or fund liquidation.

TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISKS. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager

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purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation(*) (FHLMC), Federal National Mortgage Association(*) (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

    * On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

BORROWING
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may

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use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource, Seligman and Threadneedle funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since

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they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a

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result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security.

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Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for

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hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds' ability to redeem

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redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF's shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Seligman TargETFunds) in excess of these limits. The Seligman TargETFunds' ability to invest in ETFs will be severely constrained unless ETFs have received such an order from the SEC, and the ETF and the Seligman TargETFunds take appropriate steps to comply with the relevant terms and conditions of such orders.

The Seligman TargETFunds will invest in an ETF only if the SEC has issued an exemptive order to the ETF which permits investment companies, including the Seligman TargETFunds, to invest in ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Seligman TargETFunds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Seligman TargETFund may invest greater than 25% of its assets in any one ETF, although no Seligman TargETFund intends to invest greater than 40% of its assets in any one ETF.

To the extent the 1940 Act limitations apply to an ETF, such limitations may prevent Seligman TargETFund from allocating its investments in the manner that the investment manager considers optimal, or cause the investment manager to select a similar index or sector-based mutual fund or other investment company (each, an "Other Investment Company"), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") providing similar exposure as an alternative. The Seligman TargETFunds may also invest in Other Investment Companies or Stock Baskets when the investment manager believes they represent more attractive opportunities than similar ETFs held in the portfolio.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of

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the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.


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FOREIGN CURRENCY TRANSACTIONS
Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines,


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additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections

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afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable

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to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading

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market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


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Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation- protected securities include: Interest Rate Risk and Market Risk.

INITIAL PUBLIC OFFERINGS (IPOS)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, "U.S. government securities") or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest

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earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund's loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower's failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often

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referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)


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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.


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SHORT SALES
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager's research and the management team's investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either

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subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.


Statement of Additional Information - Dec. 30, 2010                      Page 40

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer's bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or "earmarking" will not limit the fund's exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.


Statement of Additional Information - Dec. 30, 2010                      Page 41

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those

Statement of Additional Information - Dec. 30, 2010                      Page 42
activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) (formerly RiverSource Fund Distributors, Inc.) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage

Statement of Additional Information - Dec. 30, 2010                      Page 43
or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

AFFILIATE TRANSACTIONS
Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates' ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

CERTAIN INVESTMENT LIMITATIONS
From time to time, the investment manager or subadviser for a fund and their respective affiliates ("adviser group") will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund's adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group's holdings are combined together or with the holdings of the funds' affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from

Statement of Additional Information - Dec. 30, 2010                      Page 44
country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund's adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund's adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund's, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                      TABLE 4. TOTAL BROKERAGE COMMISSIONS


                                     TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------
FUND                                                          2010          2009          2008
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                              $         0   $         0   $         0(a)
-----------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                                     0             0             0(a)
-----------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                                    0             0             0(a)
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                               0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                             0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                                 0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive                      0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Conservative                    0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity                             0             0             0
-----------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                                      97,970        16,486        40,706
-----------------------------------------------------------------------------------------------------
RiverSource Small Company Index                               517,354       123,243       108,360
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------
Columbia Equity Value                                         357,285       525,309       591,525
-----------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                        288,177     1,067,960       960,159
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                              26,985        38,789        38,557(b)
-----------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                          527,728       128,097(c)        N/A
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                                       0             0             0
-----------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 45

                                     TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------
FUND                                                          2010          2009          2008
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------
Columbia High Yield Bond                                  $         0   $         0   $         0
-----------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                        749,980     1,484,768     1,179,158
-----------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                               9,489        14,329        17,640
-----------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                        146,283       298,507       292,900
-----------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government                     21,796        35,642        43,210
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                                 402,958       673,569       412,022
-----------------------------------------------------------------------------------------------------
RiverSource Real Estate                                       164,335       205,118       173,705
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------
Columbia Floating Rate                                              0        12,760           861
-----------------------------------------------------------------------------------------------------
Columbia Income Opportunities                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities                        43,426        17,762        11,586
-----------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                            2,806,058     2,084,675     1,951,255
-----------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                                8,523         4,188         4,138
-----------------------------------------------------------------------------------------------------
Columbia Money Market                                               0             0             0
-----------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity              306,343       541,939       124,754
-----------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                       139,213       178,570        75,041
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------
Columbia Diversified Bond                                     121,666        95,997       111,876
-----------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                                   1,077             0         3,418
-----------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                                 510             0         1,938
-----------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                                   174             0           724
-----------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                          2,243,590     4,728,940     4,085,552
-----------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                            459,328       649,261       150,374
-----------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                             301,600       378,324         6,631(d)
-----------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                          2,620,808     2,601,029     1,672,775
-----------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                               1,004,079     1,248,108     1,049,954
-----------------------------------------------------------------------------------------------------
RiverSource Balanced                                          203,600       688,814       493,156
-----------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                         9,858        22,351        17,707
-----------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield                          128             0             0
-----------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                             135             0             0
-----------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                                      236             0             0
-----------------------------------------------------------------------------------------------------
Seligman National Municipal                                     2,240             0             0
-----------------------------------------------------------------------------------------------------
Seligman New York Municipal                                       291             0             0
-----------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 46

                                     TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------
FUND                                                          2010          2009          2008
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income              $         0   $         0   $         0
-----------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan                                677,863        41,731(e)        N/A
-----------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                                      0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                       2,031,496     2,108,103     3,346,690
-----------------------------------------------------------------------------------------------------
Columbia European Equity                                      189,148       189,286       396,474
-----------------------------------------------------------------------------------------------------
Columbia Frontier                                             469,635       157,476       250,561
-----------------------------------------------------------------------------------------------------
Columbia Global Bond                                            3,201         7,292        18,925
-----------------------------------------------------------------------------------------------------
Columbia Global Equity                                        556,835       581,962     1,185,084
-----------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                                 20,490        11,397         6,647(f)
-----------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value                    722,370       959,077     1,558,333
-----------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology                         1,556,216     1,319,806     1,747,855
-----------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity                1,350,664       500,331       514,960
-----------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth            1,115,321       901,265     1,690,066
-----------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap                  409,847       265,317       270,663
-----------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                              31,018        18,370         5,030(f)
-----------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                        771,810       793,899     1,020,584
-----------------------------------------------------------------------------------------------------
                                                              2009          2008          2007
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                                 315         6,431        19,450
-----------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                         2,752,727     2,165,273     2,813,784
-----------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                                42           684         2,175
-----------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                              1,080        24,531        74,062
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------
Columbia Government Money Market                                    0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Seligman Communications and Information           12,482,079    11,241,475    17,228,966
-----------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                               206,322       236,168       167,912
-----------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                             123,904       240,154       217,466
-----------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                         20,434        32,671        63,034
-----------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real Estate               40,941        82,218       227,752
-----------------------------------------------------------------------------------------------------
Seligman Capital                                              927,607     1,815,753     2,088,716
-----------------------------------------------------------------------------------------------------
Seligman Growth                                             2,228,705     1,627,919     1,428,056
-----------------------------------------------------------------------------------------------------



(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares become publicly available) to April 30, 2009.

(d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


Statement of Additional Information - Dec. 30, 2010                      Page 47

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 5. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES


----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2010              2009
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund              $            0(a)      $        0(a)              41%               39%
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                        0(a)               0(a)              39                40
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                       0(a)               0(a)              46                36
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                  0(a)               0(a)              28                35
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                0(a)               0(a)              26                27
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                    0(a)               0(a)              26                34
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate
  Aggressive                                           0(a)               0(a)              28                33
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate
  Conservative                                         0(a)               0(a)              30                29
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity                0(a)               0(a)              25                28
----------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                              0                  0                 41                 5
----------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                        0                  0                 41                23
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------
Columbia Equity Value                         95,868,655            111,080                 30                21
----------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining        42,266,048             35,270                 72               340(b)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity             10,891,991             10,904                 31                36
----------------------------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure         243,972,941            295,680                 11                 4(c)
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                          0(a)               0(a)              53                55
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                          0(a)               0(a)             126                53
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                          0(a)               0(a)              53                52
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                          0(a)               0(a)              52                47
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                          0(a)               0(a)              57                47
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                          0(a)               0(a)              54                48
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                          0(a)               0(a)              55                50
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                          0(a)               0(a)              64                51
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                               0                  0                 94                83
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value        25,296,772             30,410                 80               120
----------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                      0                  0                519(d)            431(d)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                 0                  0                  9                19
----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S.
  Government                                           0                  0                329(d)            217(d)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                 66,349,011             55,087                 23                21
----------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                        6,919,253              9,212                 93                51
----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 48

----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2010              2009
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                    $            0         $        0                 68%               84%
----------------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities                          0                  0                 86                81
----------------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities                0                  0                177(f)            160(f)
----------------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative             302,209,602            175,221                 75                61
----------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                       0                  0                101               335(d),(g)
----------------------------------------------------------------------------------------------------------------------
Columbia Money Market                                  0                  0                N/A               N/A
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid
  Cap Equity                                  21,380,485             24,466                107               104
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value        6,706,217              7,860                114                98
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                              0                  0                420(d)            371(d)
----------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                          0                  0                 21                33
----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                      0                  0                 19                49
----------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                        0                  0                 12                34
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income           715,949,314            378,675                 34                38
----------------------------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative            17,600,018              4,548                 98                58
----------------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative              4,349,506              1,271                 99                63
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity           490,003,447            491,867                 50                42
----------------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                  1,141,601              1,293                114               136(d)
----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                          58,500,411             32,333                160               189(d)
----------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                0                  0                100               143(d)
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-
  Yield                                                0                  0                 18                63(h)
----------------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                  0                  0                 21                46(h)
----------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                           0                  0                 31                29(h)
----------------------------------------------------------------------------------------------------------------------
Seligman National Municipal                            0                  0                 20               107(h)
----------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                            0                  0                 18                53(h)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and
  Income                                               0                  0                  0                16
----------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan               216,699,313            557,010                 21                 4(i)
----------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                         0                  0                 38                62
----------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity        790,802,436          1,790,999                 96               149
----------------------------------------------------------------------------------------------------------------------

Columbia European Equity                     133,688,585            174,225                115               154
----------------------------------------------------------------------------------------------------------------------

Columbia Frontier                             62,648,376             77,789                160               162
----------------------------------------------------------------------------------------------------------------------
Columbia Global Bond                                   0                  0                 62                69
----------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                       280,057,610            455,880                 54                81
----------------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                 9,351,743             15,992                128               133
----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 49

----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2010              2009
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International
  Value                                   $  185,780,737         $  120,229                 34%               63%
----------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology               48,298             91,337                111               150
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International
  Equity                                               0                  0                137                85
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International
  Select Growth                               43,225,040             52,296                101                90
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International
  Small Cap                                      736,118                367                 77               174
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income             14,640,902             27,893                 35                45
----------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity       558,502,248            740,302                 80                97
----------------------------------------------------------------------------------------------------------------------
                                                                                          2009              2008

----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity          454,152,183            799,318                126                76
----------------------------------------------------------------------------------------------------------------------
RiverSource AMT-Free Tax-Exempt Bond                   0                  0                 29                37
----------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                    0                  0                 26                36
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                     0                  0                 30                37
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------
Columbia Government Money Market                     N/A                N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value               69,507,890             68,240                 24                28
----------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value              1,444,931              5,200                  7                16
----------------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and
  Information                              1,115,825,859          2,102,493                150               133
----------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                 0                  0                 83                62
----------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend
  Real Estate                                          0                  0                 87                77
----------------------------------------------------------------------------------------------------------------------
Seligman Capital                              20,147,615             37,667                139               229
----------------------------------------------------------------------------------------------------------------------
Seligman Growth                              843,145,024          1,192,083                142               241
----------------------------------------------------------------------------------------------------------------------




      * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.
    (a) The underlying funds may have directed transactions to firms in exchange for research services.
    (b) Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.
    (c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
    (d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 286% and 199% for RiverSource Short Duration U.S. Government Fund and 246% and 162% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2010 and 2009, respectively; 229% and 184% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2010 and 2009, respectively; 220% for Columbia Limited Duration Credit Fund for the fiscal period ended July 31, 2009; 93% and 110% for RiverSource Balanced Fund, 113% and 116% for Columbia Strategic Allocation Fund and 97% and 112% for RiverSource Strategic Income Allocation Fund for the fiscal periods ended Sept. 30, 2010 and 2009, respectively.
    (e) A significant portion of the turnover was the result of "roll" transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.
    (f) The fund's turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.
    (g) The turnover was a result of a combination of a change in the investment strategy and the growth of the fund. The fund experienced high net inflows in the second quarter of 2009, increasing the NAV.
    (h) The fund's turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the second quarter of 2009, and additionally for Seligman National Municipal, mergers of 14 state-specific Seligman Municipal Funds during the period into the Fund.
    (i) For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.


Statement of Additional Information - Dec. 30, 2010                      Page 50

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 6. SECURITIES OF REGULAR BROKERS OR DEALERS


                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                      None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                   None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive             None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative           None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate               None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive    None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Conservative  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity           None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                         Ameriprise Financial                           $    147,339
                                                  -------------------------------------------------------------------
                                                  Charles Schwab                                      199,837
                                                  -------------------------------------------------------------------
                                                  Citigroup                                           825,442
                                                  -------------------------------------------------------------------
                                                  E*Trade Financial                                    48,192
                                                  -------------------------------------------------------------------
                                                  Franklin Resources                                  216,282
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                                 983,038
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              1,947,078
                                                  -------------------------------------------------------------------
                                                  Legg Mason                                           41,068
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                      489,323
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group                        347,103
---------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                   Investment Technology Group                         932,730
                                                  -------------------------------------------------------------------
                                                  LaBranche & Co.                                     159,627
                                                  -------------------------------------------------------------------
                                                  optionsXpress                                       645,578
                                                  -------------------------------------------------------------------
                                                  Piper Jaffray Companies                             677,351
                                                  -------------------------------------------------------------------
                                                  Stifel Financial                                  1,463,301
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------
Columbia Equity Value                             Goldman Sachs Group                              11,067,062
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             13,784,298
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,911,083
---------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining            None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure              None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 51

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                          Lehman Brothers Holdings*                      $  1,322,250
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value            Raymond James Financial                           1,696,199
---------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                 Bear Stearns Asset Backed Securities
                                                  Trust                                               339,729
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mtge
                                                  Securities                                        3,164,927
                                                  -------------------------------------------------------------------
                                                  ChaseFlex Trust                                     398,308
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.               1,106,996
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Mortgage Capital Ctfs               7,823,287
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities Corp.                      6,427,923
                                                  -------------------------------------------------------------------
                                                  Jefferies & Co.                                   2,284,896
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mtge
                                                  Securities                                          990,893
                                                  -------------------------------------------------------------------
                                                  JPMorgan Mtge Trust                                 667,343
                                                  -------------------------------------------------------------------
                                                  JPMorgan Reremic                                    534,987
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value            Goldman Sachs Group, Inc.                         3,039,588
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              2,342,740
---------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government        Bear Stearns Asset Backed Securities
                                                  Trust                                               782,912
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mtge
                                                  Securities                                        1,607,987
                                                  -------------------------------------------------------------------
                                                  Citigroup Funding                                18,414,224
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.               3,441,463
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Mortgage Capital Ctfs               7,919,291
                                                  -------------------------------------------------------------------
                                                  CS First Boston Mtge Securities                     968,402
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                               7,829,724
                                                  -------------------------------------------------------------------
                                                  Jefferies & Co.                                   1,062,793
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mtge
                                                  Securities                                        3,998,961
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              2,966,688
                                                  -------------------------------------------------------------------
                                                  JPMorgan Mtge Trust                               2,196,977
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    8,350,389
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital I                          4,934,943
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                     Goldman Sachs Group                               8,911,501
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              5,407,407
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   10,581,853
---------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                           None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                            Nuveen Investments                                  887,000
---------------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities                     E*TRADE Financial                                 4,180,938
---------------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities           Jefferies & Co.                                     925,026
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                  2,711,440
---------------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                  Citigroup                                        89,448,117
                                                  -------------------------------------------------------------------
                                                  Franklin Resources                               10,199,918
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                              18,407,431
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group                     55,870,310
---------------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit                  Citigroup                                         4,988,135
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                               5,629,686
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              4,363,771
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings*                            95,700
                                                  -------------------------------------------------------------------
                                                  Merrill Lynch & Co.                                 856,523
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    5,284,355
---------------------------------------------------------------------------------------------------------------------

Columbia Money Market                             Citigroup Funding                               100,983,942
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             87,793,771
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 52

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity  Investment Technology Group                    $     93,176
                                                  -------------------------------------------------------------------
                                                  Jefferies Group, Inc.                                76,613
                                                  -------------------------------------------------------------------
                                                  Knight Capital Group Cl A                           342,359
                                                  -------------------------------------------------------------------
                                                  optionsXpress Holdings                              113,864
                                                  -------------------------------------------------------------------
                                                  Raymond James Financial                           1,524,868
---------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value           Knight Capital Group Cl A                           251,175
                                                  -------------------------------------------------------------------
                                                  Westwood Holdings Group                             104,596
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                         Bear Stearns Adjustable Rate Mortgage
                                                  Trust                                             5,214,463
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Alt-A Trust                             22,769
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Asset-Backed Securities
                                                  Trust                                             3,855,171
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mortgage
                                                  Securities                                        2,278,870
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Mortgage Funding Trust                 680,868
                                                  -------------------------------------------------------------------
                                                  ChaseFlex Trust                                   1,470,112
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                  44,244,737
                                                  -------------------------------------------------------------------
                                                  Citigroup Commercial Mortgage Trust               3,387,078
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                   25,824,909
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.              37,740,867
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Mortgage Capital
                                                  Certificates                                     59,851,574
                                                  -------------------------------------------------------------------
                                                  Credit Suisse First Boston Mortgage
                                                  Securities Corp.                                 15,808,795
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities Corp. II                  46,506,875
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                    37,320,156
                                                  -------------------------------------------------------------------
                                                  Jefferies & Co., Inc.                             6,723,914
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             41,539,862
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities Corp.                                104,835,640
                                                  -------------------------------------------------------------------
                                                  JPMorgan Mortgage Trust                           3,844,284
                                                  -------------------------------------------------------------------
                                                  JPMorgan Remeric                                  4,562,368
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                 35,858,704
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings, Inc.*                   2,204,363
                                                  -------------------------------------------------------------------
                                                  Merrill Lynch Mortgage Trust                      1,656,762
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   36,602,643
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital I                         16,918,724
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Reremic Trust                     50,927,555
---------------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                   None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                The Goldman Sachs Group, Inc.                    89,866,879
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                            108,516,784
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   58,963,161
---------------------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative                Franklin Resources, Inc.                          2,794,152
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                    12,973,453
---------------------------------------------------------------------------------------------------------------------

Columbia Large Value Quantitative                 Citigroup, Inc.                                   1,992,549
                                                  -------------------------------------------------------------------
                                                  Franklin Resources, Inc.                          1,624,238
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             10,305,549
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    1,373,146
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group, Inc.                4,267,366
---------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity                None                                                    N/A
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 53

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                     Arlington Asset Investment Corp.               $    219,114
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                  15,439,449
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                      188,494
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Group                                 829,354
                                                  -------------------------------------------------------------------
                                                  E*TRADE Financial Corp.                             332,338
                                                  -------------------------------------------------------------------
                                                  Franklin Resources, Inc.                          2,361,742
                                                  -------------------------------------------------------------------
                                                  Goldman, Sachs & Co.                              1,000,000
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                     8,932,874
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities II                           905,693
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              6,124,435
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities                                        2,077,211
                                                  -------------------------------------------------------------------
                                                  Knight Capital Group Class A                        297,501
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                    600,961
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,217,346
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital 1                          1,340,760
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group, Inc.                6,759,929
---------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                              Bear Stearns Adjustable Rate Mortgage
                                                  Trust                                               707,108
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Alt-A Trust                             12,628
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mortgage
                                                  Securities                                          105,526
                                                  -------------------------------------------------------------------
                                                  ChaseFlex Trust                                     886,530
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                   1,235,297
                                                  -------------------------------------------------------------------
                                                  Citigroup Commercial Mortgage Trust                 378,416
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                    1,070,537
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.               1,530,851
                                                  -------------------------------------------------------------------
                                                  Credit Suisse First Boston Mortgage
                                                  Securities Corp.                                    523,062
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities Corp. II                     981,482
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                     8,362,089
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             11,530,111
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities                                        4,481,936
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                  2,374,648
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings, Inc.*                     184,475
                                                  -------------------------------------------------------------------
                                                  Merrill Lynch Mortgage Trust                        139,461
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,321,554
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital 1                          1,603,837
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Remeric Trust                      2,953,553
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Resecuritization Trust               446,286
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 54

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation           Bear Stearns Commercial Mortgage
                                                  Securities                                     $    688,490
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                     780,000
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                    1,037,930
                                                  -------------------------------------------------------------------
                                                  Credit Suisse First Boston Mortgage
                                                  Securities Corp.                                    818,019
                                                  -------------------------------------------------------------------
                                                  E*TRADE Financial Corp.                           1,101,888
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                       790,509
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                                510,692
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities                                          611,116
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings, Inc.*                      21,150
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    1,776,142
                                                  -------------------------------------------------------------------
                                                  Nuveen Investments, Inc.                            101,120
---------------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield          None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality             None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                      None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman National Municipal                       None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                       None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income      GS Mortgage Securities II                         2,818,152
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings, Inc.*                     136,000
---------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan                    None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond                    Morgan Stanley                                    1,195,868
---------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity             None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

Columbia European Equity                          Credit Suisse Group AG                              946,036
---------------------------------------------------------------------------------------------------------------------

Columbia Frontier                                 E*Trade Financial Corp.                           1,124,109
---------------------------------------------------------------------------------------------------------------------

Columbia Global Bond                              Citigroup                                         1,643,537
                                                  -------------------------------------------------------------------
                                                  Citigroup Commercial Mortgage Trust               1,822,872
                                                  -------------------------------------------------------------------
                                                  Credit Suisse First Boston Mortgage
                                                  Securities Corp.                                    464,637
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities Corp. II                   1,167,396
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                     1,445,779
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              2,170,720
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities Corp                                   2,723,990
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                  3,368,905
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    3,127,492
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital 1                          1,388,870
---------------------------------------------------------------------------------------------------------------------

Columbia Global Equity                            Citigroup, Inc.                                   4,727,308
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Group AG                            3,581,884
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              5,390,197
---------------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha                    None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value        None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology               None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity      Credit Suisse Group SA                            2,437,141
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap      None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity            None                                                    N/A
---------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 55

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity               E*TRADE Financial                              $  3,797,720
                                                  -------------------------------------------------------------------
                                                  Legg Mason                                        2,696,490
---------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt               None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Government Money Market                  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and Information  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                   JPMorgan Chase & Co.                              8,334,000
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,340,800
---------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate            None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real Estate  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman Capital                                  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman Growth                                   Goldman Sachs Group                               9,455,040
---------------------------------------------------------------------------------------------------------------------



     * Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.


Statement of Additional Information - Dec. 30, 2010                      Page 56

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

     TABLE 7. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES


                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder     None               --           --           --           --           $  0        $    0(a)
Fund
--------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder     None               --           --           --           --              0             0(a)
Fund II
--------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder     None               --           --           --           --              0             0(a)
Fund III
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --           --           --           --              0             0
Aggressive
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --           --           --           --              0             0
Conservative
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --           --           --           --              0             0
Moderate
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --           --           --           --              0             0
Moderate Aggressive
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --           --           --           --              0             0
Moderate Conservative
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --           --           --           --              0             0
Total Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index   None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Small Company   None               --           --           --           --              0             0
Index
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Equity Value       None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Precious        None               --           --           --           --              0             0
Metals and Mining
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 57

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian  None               --           --           --           --           $  0        $    0(b)
Equity
--------------------------------------------------------------------------------------------------------------------------
Columbia Recovery and       None               --           --           --           --              0(c)        N/A
Infrastructure
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2010
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2015
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2020
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2025
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2030
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2035
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2040
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --           --           --           --              0             0
2045
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond    None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor      None               --           --           --           --              0             0
Small Cap Value
--------------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government    None               --           --           --           --              0             0
Mortgage
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        None               --           --           --           --              0             0
Fundamental Value
--------------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration  None               --           --           --           --              0             0
U.S. Government
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------
Columbia Dividend                              --           --           --           --              0             0
Opportunity                 None
--------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate     None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 58

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate      None               --           --           --           --           $  0        $    0
--------------------------------------------------------------------------------------------------------------------------
Columbia Income             None               --           --           --           --              0             0
Opportunities
--------------------------------------------------------------------------------------------------------------------------
Columbia Inflation          None               --           --           --           --              0             0
Protected Securities
--------------------------------------------------------------------------------------------------------------------------
Columbia Large Core         None                                                                      0             0
Quantitative
--------------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration   None               --           --           --           --              0             0
Credit
--------------------------------------------------------------------------------------------------------------------------
Columbia Money Market       None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --           --           --           --              0             0
Small and Mid Cap Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --           --           --           --              0             0
Small
Cap Value
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond   None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-     None               --           --           --           --              0             0
Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource California      None               --           --           --           --              0             0
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-   None               --           --           --           --              0             0
Exempt
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Columbia Diversified        None               --           --           --           --              0             0
Equity Income
--------------------------------------------------------------------------------------------------------------------------
Columbia Large Growth       None               --           --           --           --              0             0
Quantitative
--------------------------------------------------------------------------------------------------------------------------
Columbia Large Value        None               --           --           --           --              0             0(d)
Quantitative
--------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value      None               --           --           --           --              0             0
Opportunity
--------------------------------------------------------------------------------------------------------------------------
Columbia Strategic          None               --           --           --           --              0             0
Allocation
--------------------------------------------------------------------------------------------------------------------------

RiverSource Balanced        None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic       None               --           --           --           --              0             0
Income Allocation
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 59

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
Seligman California         None               --           --           --           --           $  0        $    0
Municipal High-Yield
--------------------------------------------------------------------------------------------------------------------------
Seligman California         None               --           --           --           --              0             0
Municipal Quality
--------------------------------------------------------------------------------------------------------------------------
Seligman Minnesota          None               --           --           --           --              0             0
Municipal
--------------------------------------------------------------------------------------------------------------------------
Seligman National           None               --           --           --           --              0             0
Municipal
--------------------------------------------------------------------------------------------------------------------------
Seligman New York           None               --           --           --           --              0             0
Municipal
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return    None               --           --           --           --              0             0
Currency and Income
--------------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-   None               --           --           --           --              0(e)        N/A
Japan
--------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets   None               --           --           --           --              0             0
Bond
--------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets   None               --           --           --           --              0             0
Opportunity
--------------------------------------------------------------------------------------------------------------------------

Columbia European Equity    None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------

Columbia Frontier           None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------
Columbia Global Bond        None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------

Columbia Global Equity      None               --           --           --           --              0             0
--------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended    None               --           --           --           --              0             0(f)
Alpha
--------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor      Sanford            (1)         $ 0           --           --              0         1,677
International Value         Bernstein
--------------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global    None               --           --           --           --              0             0
Technology
--------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined     None               --           --           --           --              0             0
International Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        Merrill            (2)                                                  585             0
International Select        Lynch
Growth                      Capital
                            Markets
--------------------------------------------------------------------------------------------------------------------------

RiverSource Partners        None               --           --           --           --              0             0
International Small Cap
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity  None               --           --           --           --              0             0(f)
Income
--------------------------------------------------------------------------------------------------------------------------
Threadneedle International  None               --           --           --           --              0             0
Opportunity
--------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2010                      Page 60

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-      None               --           --           --           --            $0           $0
Exempt Bond
--------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth                        --           --           --           --             0            0
Opportunity                 None
--------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate    None               --           --           --           --             0            0
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt      None               --           --           --           --             0            0
High Income
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Government Money   None               --           --           --           --             0            0
Market
--------------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap   None               --           --           --           --             0            0
Value
--------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-    None               --           --           --           --             0            0
Cap Value
--------------------------------------------------------------------------------------------------------------------------

Columbia Seligman           None               --           --           --           --             0            0
Communications and
Information
--------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global  None               --           --           --           --             0            0
Real Estate
--------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle         None               --           --           --           --             0            0
Monthly Dividend Real
Estate
--------------------------------------------------------------------------------------------------------------------------

Seligman Capital            None               --           --           --           --             0            0
--------------------------------------------------------------------------------------------------------------------------
Seligman Growth             None               --           --           --           --             0            0
--------------------------------------------------------------------------------------------------------------------------


    (1) Affiliate of AllianceBernstein L.P., a subadviser.
    (2) Affiliate of Columbia Wanger Asset Management, L.P., a subadviser.
    (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
    (b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
    (c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
    (d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

    (e) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

    (f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.



Statement of Additional Information - Dec. 30, 2010                      Page 61

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

                          TABLE 8. VALUING FUND SHARES


FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund
     Class A                                   $  191,609,144         19,630,870                $ 9.76
     Class B                                       24,940,436          2,547,850                  9.79
     Class C                                       12,407,352          1,267,551                  9.79
     Class R4                                           9,771              1,000                 9.774
-----------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II
     Class A                                      336,673,414         35,567,971                  9.47
     Class B                                       35,116,660          3,701,134                  9.49
     Class C                                       15,534,369          1,636,863                  9.49
     Class R4                                          18,248              1,926                  9.47
-----------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III
     Class A                                      169,340,312         17,933,995                  9.44
     Class B                                       17,093,815          1,803,903                  9.48
     Class C                                        8,762,187            925,152                  9.47
     Class R4                                          36,268              3,844                  9.43
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Aggressive
     Class A                                      411,905,718         47,812,554                  8.62
     Class B                                       69,631,727          8,121,597                  8.57
     Class C                                       26,852,423          3,157,443                  8.50
     Class R4                                         391,084             45,318                  8.63
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Conservative
     Class A                                      188,324,159         19,284,494                  9.77
     Class B                                       38,996,195          4,007,171                  9.73
     Class C                                       18,361,827          1,886,873                  9.73
     Class R4                                          68,268              7,043                  9.69
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
     Class A                                      936,670,111         99,022,922                  9.46
     Class B                                      163,374,895         17,355,229                  9.41
     Class C                                       60,532,854          6,431,212                  9.41
     Class R4                                         221,015             23,381                  9.45
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Aggressive
     Class A                                      848,711,038         93,990,508                  9.03
     Class B                                      143,830,084         16,003,632                  8.99
     Class C                                       44,907,699          5,004,198                  8.97
     Class R4                                         842,067             93,149                  9.04
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Conservative
     Class A                                      335,708,725         34,921,226                  9.61
     Class B                                       60,124,214          6,274,529                  9.58
     Class C                                       26,207,827          2,735,790                  9.58
     Class R4                                          28,861              3,017                  9.57
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity
     Class A                                      348,269,405         42,472,580                  8.20
     Class B                                       56,041,391          6,869,051                  8.16
     Class C                                       25,712,743          3,180,656                  8.08
     Class R4                                         227,529             27,657                  8.23
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 62

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index
     Class A**                                 $   21,534,109          6,062,565                $ 3.55
     Class Z**                                    100,496,276         28,199,115                  3.56
-----------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index
     Class A                                      328,913,706         84,403,946                  3.90
     Class B                                       43,947,939         14,032,865                  3.13
     Class R4                                       6,632,993          1,640,892                  4.04
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
Columbia Equity Value
     Class A                                      681,073,286         70,741,844                  9.63
     Class B                                       50,132,060          5,184,913                  9.67
     Class C                                        4,895,038            512,462                  9.55
     Class I                                       18,363,036          1,905,271                  9.64
     Class R                                           30,124              3,129                  9.63
     Class R3                                         183,254             19,014                  9.64
     Class R4                                      10,092,743          1,046,026                  9.65
     Class R5                                           6,508                676                  9.63
     Class W                                            3,658                380                  9.63
-----------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining
     Class A                                      133,459,266         10,925,790                 12.22
     Class B                                       13,809,631          1,240,361                 11.13
     Class C                                        4,233,101            389,141                 10.88
     Class I                                           12,268                989                 12.40
     Class R4                                         177,328             14,319                 12.38
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity
     Class A                                       33,365,848          2,185,314                $15.27
     Class B                                        1,401,883             92,764                 15.11
     Class C                                        2,405,895            159,728                 15.06
     Class I                                        4,324,899            281,691                 15.35
     Class R5                                           7,670                500                 15.34
-----------------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure
     Class A                                      438,673,229         22,317,277                 19.66
     Class B                                       21,596,850          1,108,701                 19.48
     Class C                                       27,986,758          1,436,501                 19.48
     Class I                                      117,332,774          5,939,737                 19.75
     Class R                                           80,728              4,127                 19.56
     Class R3                                          19,621              1,000                 19.62
     Class R4                                         623,844             31,702                 19.68
     Class R5                                          59,600              3,020                 19.74
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2010
     Class A                                        3,004,756            352,192                  8.53
     Class R                                            3,994                468                  8.53
     Class R3                                           3,994                468                  8.53
     Class R4                                           3,996                468                  8.54
     Class R5                                           3,998                468                  8.54
     Class Y                                        5,248,330            614,374                  8.54
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015
     Class A                                        5,097,950            597,650                  8.53
     Class R                                            3,973                465                  8.54
     Class R3                                           3,973                465                  8.54
     Class R4                                           3,975                465                  8.55
     Class R5                                           3,981                465                  8.56
     Class Y                                       16,572,401          1,937,035                  8.56
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 63

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020
     Class A                                   $    5,667,643            702,748                $ 8.06
     Class R                                           78,158              9,696                  8.06
     Class R3                                           3,759                464                  8.10
     Class R4                                           3,760                464                  8.10
     Class R5                                           3,765                464                  8.11
     Class Y                                       17,797,248          2,195,426                  8.11
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025
     Class A                                        3,282,520            407,390                  8.06
     Class R                                           22,706              2,823                  8.04
     Class R3                                           3,768                466                  8.09
     Class R4                                           3,778                465                  8.12
     Class R5                                           3,778                465                  8.12
     Class Y                                       23,159,563          2,856,811                  8.11
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030
     Class A                                        3,128,008            387,287                  8.08
     Class R                                           11,770              1,457                  8.08
     Class R3                                           3,744                464                  8.07
     Class R4                                           3,752                464                  8.09
     Class R5                                           3,757                464                  8.10
     Class Y                                       22,379,892          2,763,842                  8.10
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035
     Class A                                        1,956,294            244,856                  7.99
     Class R                                            3,735                467                  8.00
     Class R3                                           3,739                467                  8.01
     Class R4                                           3,740                467                  8.01
     Class R5                                           3,746                467                  8.02
     Class Y                                       17,305,186          2,157,431                  8.02
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040
     Class A                                        1,741,154            224,227                  7.77
     Class R                                           11,120              1,430                  7.78
     Class R3                                          35,194              4,525                  7.78
     Class R4                                           3,616                464                  7.79
     Class R5                                           3,621                464                  7.80
     Class Y                                       12,213,457          1,565,039                  7.80
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2045
     Class A                                        1,471,608            185,478                  7.93
     Class R                                            4,460                562                  7.94
     Class R3                                           3,702                466                  7.94
     Class R4                                          13,137              1,653                  7.95
     Class R5                                           3,708                466                  7.96
     Class Y                                       11,614,891          1,459,211                  7.96
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond
     Class A                                    1,192,635,686        457,046,893                  2.61
     Class B                                       91,104,344         34,942,309                  2.61
     Class C                                       70,488,596         27,193,543                  2.59
     Class I                                      144,202,631         55,371,206                  2.60
     Class R                                        5,689,581          2,174,204                  2.62
     Class R3                                       4,003,157          1,526,132                  2.62
     Class R4                                      43,405,874         16,621,906                  2.61
     Class R5                                       7,957,720          3,054,300                  2.61
     Class W                                      100,226,537         38,706,595                  2.59
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 64

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value
     Class A                                   $  277,383,581         56,445,589                $ 4.91
     Class B                                       62,403,783         13,736,068                  4.54
     Class C                                        7,765,256          1,704,900                  4.55
     Class I                                       43,814,661          8,585,111                  5.10
     Class R                                          679,273            138,536                  4.90
     Class R3                                         439,854             88,320                  4.98
     Class R4                                         370,250             73,789                  5.02
     Class R5                                      11,078,515          2,197,207                  5.04
-----------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage
     Class A                                       80,371,258         15,588,925                  5.16
     Class B                                       17,619,412          3,416,007                  5.16
     Class C                                        5,217,051          1,011,314                  5.16
     Class I                                      132,494,594         25,723,583                  5.15
     Class R4                                          85,125             16,536                  5.15
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value
     Class A                                      307,057,850         70,426,307                  4.36
     Class B                                       51,870,545         12,425,795                  4.17
     Class C                                        8,227,996          1,965,058                  4.19
     Class I                                      174,554,927         39,571,435                  4.41
     Class R4                                         153,322             34,916                  4.39
-----------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government
     Class A                                      488,090,547        102,802,359                  4.75
     Class B                                       66,777,148         14,065,529                  4.75
     Class C                                       27,832,188          5,862,287                  4.75
     Class I                                       67,563,272         14,218,020                  4.75
     Class R                                        2,999,953            631,892                  4.75
     Class R4                                       4,709,513            991,519                  4.75
     Class W                                            4,996              1,053                  4.74
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity
     Class A                                      883,208,464        139,966,191                  6.31
     Class B                                       68,144,709         10,871,463                  6.27
     Class C                                       21,354,419          3,418,234                  6.25
     Class I                                      165,701,325         26,198,041                  6.32
     Class R                                          196,428             31,069                  6.32
     Class R3                                           4,127                653                  6.32
     Class R4                                       1,455,755            230,050                  6.33
     Class R5                                         968,152            152,954                  6.33
     Class W                                            3,592                568                  6.32
-----------------------------------------------------------------------------------------------------------------

RiverSource Real Estate
     Class A                                       52,648,116          5,701,458                  9.23
     Class B                                        6,533,282            713,272                  9.16
     Class C                                        1,396,367            152,727                  9.14
     Class I                                      131,165,236         14,173,209                  9.25
     Class R4                                          60,555              6,587                  9.19
     Class W                                            2,528                275                  9.19
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Floating Rate
     Class A                                      226,172,173         26,483,112                  8.54
     Class B                                        9,928,119          1,161,939                  8.54
     Class C                                       21,210,203          2,483,252                  8.54
     Class I                                      101,982,065         11,945,601                  8.54
     Class R4                                         178,181             20,812                  8.56
     Class R5                                           4,760                556                  8.56
     Class W                                            4,246                497                  8.54
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 65

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities
     Class A                                   $  498,802,615         51,300,169                $ 9.72
     Class B                                       29,050,926          2,989,075                  9.72
     Class C                                       60,481,511          6,224,222                  9.72
     Class I                                      182,941,408         18,794,063                  9.73
     Class R4                                         403,599             41,375                  9.75
     Class R5                                           5,068                521                  9.73
-----------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities
     Class A                                      297,826,817         28,749,837                 10.36
     Class B                                       14,961,461          1,445,877                 10.35
     Class C                                       17,160,807          1,658,844                 10.35
     Class I                                      184,100,334         17,768,869                 10.36
     Class R                                        1,474,003            142,411                 10.35
     Class R4                                          79,085              7,639                 10.35
     Class R5                                           5,139                496                 10.36
     Class W                                      100,345,459          9,690,622                 10.35
-----------------------------------------------------------------------------------------------------------------

Columbia Large Core Quantitative
     Class A                                    2,688,843,397        567,423,999                  4.74
     Class B                                      153,325,657         32,554,969                  4.71
     Class C                                       21,982,264          4,714,140                  4.66
     Class I                                      314,250,741         65,856,337                  4.77
     Class R                                        2,193,578            463,276                  4.73
     Class R3                                           6,033              1,273                  4.74
     Class R4                                     162,518,882         34,154,804                  4.76
     Class R5                                      24,848,139          5,229,982                  4.75
     Class W                                      373,927,157         79,042,111                  4.73
-----------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit
     Class A                                      392,689,453         39,500,738                  9.94
     Class B                                       11,562,307          1,163,439                  9.94
     Class C                                       49,324,257          4,964,675                  9.94
     Class I                                      126,851,810         12,755,538                  9.94
     Class R4                                         540,555             54,240                  9.97
     Class W                                            5,096                512                  9.95
-----------------------------------------------------------------------------------------------------------------

Columbia Money Market
     Class A                                    2,528,588,079      2,528,587,497                  1.00
     Class B                                       33,926,741         33,926,744                  1.00
     Class C                                        7,909,529          7,909,540                  1.00
     Class I                                       27,174,833         27,174,915                  1.00
     Class R                                            2,500              2,500                  1.00
     Class R5                                         725,626            725,628                  1.00
     Class W                                       34,576,967         34,577,375                  1.00
     Class Y                                       26,190,282         26,190,329                  1.00
     Class Z                                       19,816,215         19,816,218                  1.00
-----------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap
  Equity
     Class A                                        9,570,996          1,291,322                  7.41
     Class B                                          586,284             81,313                  7.21
     Class C                                          205,141             28,435                  7.21
     Class I                                       27,121,153          3,643,387                  7.44
     Class R4                                           8,952              1,206                  7.42
     Class W                                      104,872,014         14,205,922                  7.38
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 66

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value
     Class A                                   $    3,483,311            441,264                $ 7.89
     Class B                                          141,730             18,276                  7.75
     Class C                                          120,243             15,510                  7.75
     Class I                                       47,679,790          6,023,250                  7.92
     Class R                                            3,587                455                  7.88
     Class R3                                           5,300                672                  7.89
     Class R4                                           7,899              1,000                  7.90
     Class R5                                           3,599                455                  7.91
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond
     Class A                                    3,258,076,487        642,678,449                  5.07
     Class B                                      116,363,532         22,963,835                  5.07
     Class C                                       61,700,918         12,168,343                  5.07
     Class I                                    1,021,032,051        201,137,653                  5.08
     Class R2                                       1,040,372            204,835                  5.08
     Class R3                                          11,200              2,207                  5.07
     Class R4                                      74,983,846         14,807,342                  5.06
     Class R5                                         237,004             46,821                  5.06
     Class W                                      525,188,670        103,547,472                  5.07
-----------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt
     Class A                                      329,334,780         60,200,883                  5.47
     Class B                                        5,767,557          1,053,321                  5.48
     Class C                                       20,225,454          3,696,926                  5.47
-----------------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt
     Class A                                      150,279,608         29,127,363                  5.16
     Class B                                        1,787,095            346,584                  5.16
     Class C                                        3,499,880            677,462                  5.17
-----------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt
     Class A                                       52,428,136         10,220,753                  5.13
     Class B                                        1,330,181            259,423                  5.13
     Class C                                        1,038,696            202,525                  5.13
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income
     Class A                                    3,516,017,269        389,395,539                  9.03
     Class B                                      246,456,142         27,221,768                  9.05
     Class C                                       66,504,755          7,373,898                  9.02
     Class I                                      213,082,965         23,613,488                  9.02
     Class R                                       10,506,228          1,168,068                  8.99
     Class R3                                     103,577,188         11,487,624                  9.02
     Class R4                                     217,778,940         24,100,425                  9.04
     Class R5                                      60,155,529          6,658,624                  9.03
     Class W                                            3,262                361                  9.04
     Class Z                                            2,502                277                  9.03
-----------------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative
     Class A                                      343,147,336         41,220,512                  8.32
     Class B                                        2,567,787            312,466                  8.22
     Class C                                        1,676,234            203,894                  8.22
     Class I                                      228,157,694         27,114,466                  8.41
     Class R                                            8,367              1,000                  8.37
     Class R4                                           8,391              1,000                  8.39
     Class W                                      176,537,944         21,144,075                  8.35
     Class Z                                            2,500                297                  8.42
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 67

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative
     Class A                                   $    3,009,345            367,645                $ 8.19
     Class B                                          225,501             27,754                  8.12
     Class C                                           93,969             11,609                  8.09
     Class I                                       69,800,213          8,484,965                  8.23
     Class R                                            8,174              1,000                  8.17
     Class R4                                          14,880              1,814                  8.20
     Class W                                      173,685,076         21,218,876                  8.19
     Class Z                                            2,501                304                  8.23
-----------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity
     Class A                                   $1,324,861,234        190,828,987                $ 6.94
     Class B                                       92,369,516         13,858,019                  6.67
     Class C                                       45,316,976          6,804,993                  6.66
     Class I                                      117,621,210         16,645,131                  7.07
     Class R                                       16,531,042          2,401,189                  6.88
     Class R3                                      67,911,361          9,816,068                  6.92
     Class R4                                     389,349,450         55,711,660                  6.99
     Class R5                                     139,751,259         19,946,983                  7.01
     Class W                                            3,543                506                  7.00
     Class Z                                            2,524                357                  7.07
-----------------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation
     Class A                                      945,595,394        104,846,576                  9.02
     Class B                                       74,220,445          8,307,991                  8.93
     Class C                                       36,613,825          4,121,060                  8.88
     Class I                                            3,911                434                  9.01
     Class R                                            3,911                434                  9.01
     Class R4                                         415,695             46,005                  9.04
     Class Z                                            2,506                278                  9.01
-----------------------------------------------------------------------------------------------------------------

RiverSource Balanced
     Class A                                      533,192,271         56,904,635                  9.37
     Class B                                       12,294,194          1,318,973                  9.32
     Class C                                        9,020,576            970,289                  9.30
     Class R                                           41,338              4,407                  9.38
     Class R4                                      49,539,635          5,286,958                  9.37
     Class R5                                           9,921              1,059                  9.37
-----------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation
     Class A                                      315,223,826         30,771,380                 10.24
     Class B                                       22,688,163          2,214,163                 10.25
     Class C                                       20,022,743          1,955,754                 10.24
     Class R                                            5,501                537                 10.24
     Class R4                                         245,350             23,962                 10.24
     Class R5                                         274,390             26,779                 10.25
-----------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield
     Class A                                       28,747,011          4,322,399                  6.65
     Class C                                        5,744,151            862,661                  6.66
-----------------------------------------------------------------------------------------------------------------

Seligman California Municipal Quality
     Class A                                       35,845,008          5,416,521                  6.62
     Class C                                        3,245,882            492,661                  6.59
-----------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal
     Class A                                       66,906,242          8,577,335                  7.80
     Class C                                        1,610,476            205,970                  7.82
-----------------------------------------------------------------------------------------------------------------

Seligman National Municipal
     Class A                                      612,804,736         76,266,935                  8.03
     Class C                                       33,499,183          4,149,355                  8.07
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 68

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Seligman New York Municipal
     Class A                                   $   76,164,778          9,168,458                $ 8.31
     Class C                                        8,519,499          1,023,526                  8.32
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income
     Class A                                       62,208,913          6,219,687                 10.00
     Class B                                        1,006,359            102,217                  9.85
     Class C                                        4,702,587            478,184                  9.83
     Class I                                       38,718,422          3,837,044                 10.09
     Class W                                       63,368,675          6,341,968                  9.99
     Class Z                                           14,183              1,405                 10.09
-----------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan
     Class A                                           77,994              5,656                 13.79
     Class C                                            2,590                188                 13.78
     Class I                                            2,592                188                 13.79
     Class R                                            2,592                188                 13.79
     Class R5                                     512,721,223         37,182,125                 13.79
     Class Z                                            2,592                188                 13.79
-----------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond
     Class A                                       76,725,071          6,563,738                 11.69
     Class B                                        3,568,837            305,715                 11.67
     Class C                                        3,622,183            310,872                 11.65
     Class I                                       78,153,644          6,684,022                 11.69
     Class R4                                         124,205             10,632                 11.68
     Class W                                       74,066,903          6,343,020                 11.68
     Class Z                                          122,842             10,506                 11.69
-----------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity
     Class A                                      523,288,192         53,653,023                  9.75
     Class B                                       37,312,287          4,319,656                  8.64
     Class C                                       38,770,335          4,501,173                  8.61
     Class I                                       84,278,781          8,306,376                 10.15
     Class R                                       15,164,872          1,561,399                  9.71
     Class R4                                       1,402,320            138,188                 10.15
     Class R5                                         687,416             67,607                 10.17
     Class W                                            2,641                271                  9.75
     Class Z                                           21,446              2,114                 10.14
-----------------------------------------------------------------------------------------------------------------

Columbia European Equity
     Class A                                       69,831,477         12,044,258                  5.80
     Class B                                        4,050,968            701,073                  5.78
     Class C                                        1,405,823            245,717                  5.72
     Class I                                            7,743              1,336                  5.80
     Class R4                                          25,391              4,385                  5.79
     Class Z                                            2,626                453                  5.80
-----------------------------------------------------------------------------------------------------------------

Columbia Frontier
     Class A                                       70,460,355          7,258,658                  9.71
     Class B                                        6,999,653            904,213                  7.74
     Class C                                       10,982,957          1,411,669                  7.78
     Class I                                       47,858,645          4,624,901                 10.35
     Class R                                          106,641             11,220                  9.50
     Class R4                                          59,375              5,759                 10.31
     Class R5                                         816,227             78,922                 10.34
     Class Z                                            2,629                254                 10.35
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 69

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Global Bond
     Class A                                   $  246,929,356         33,048,004                $ 7.47
     Class B                                       18,512,676          2,460,622                  7.52
     Class C                                        6,162,276            827,014                  7.45
     Class I                                      195,612,882         26,157,651                  7.48
     Class R                                            5,341                716                  7.46
     Class R4                                         407,251             54,466                  7.48
     Class W                                       69,842,043          9,357,911                  7.46
     Class Z                                            7,523              1,006                  7.48
-----------------------------------------------------------------------------------------------------------------

Columbia Global Equity
     Class A                                      375,168,966         53,042,442                  7.07
     Class B                                       23,894,493          3,605,201                  6.63
     Class C                                       10,146,647          1,548,238                  6.55
     Class I                                       31,014,538          4,359,437                  7.11
     Class R                                           41,009              5,746                  7.14
     Class R4                                       7,015,836            983,963                  7.13
     Class R5                                          19,408              2,727                  7.12
     Class W                                            4,534                639                  7.10
     Class Z                                            2,598                365                  7.12
-----------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha
     Class A                                        4,320,527            207,166                 20.86
     Class B                                          303,638             14,721                 20.63
     Class C                                          181,374              8,801                 20.61
     Class I                                        5,163,998            246,500                 20.95
     Class R                                           10,370                500                 20.74
     Class R4                                          90,339              4,331                 20.86
     Class Z                                           28,234              1,348                 20.95
-----------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor International Value
     Class A                                      427,389,225         69,673,191                  6.13
     Class B                                       48,327,297          8,399,429                  5.75
     Class C                                        9,217,955          1,609,913                  5.73
     Class I                                      185,979,047         29,479,532                  6.31
     Class R4                                         384,783             61,460                  6.26
     Class Z                                            2,592                411                  6.31
-----------------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology
     Class A                                      418,600,331         20,680,059                 20.24
     Class B                                       19,558,319          1,127,143                 17.35
     Class C                                       80,127,979          4,614,233                 17.37
     Class I                                       28,563,422          1,402,504                 20.37
     Class R                                        9,157,934            460,773                 19.88
     Class R4                                         533,526             26,294                 20.29
     Class R5                                      25,931,713          1,274,128                 20.35
     Class Z                                            2,647                130                 20.36
-----------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity
     Class A                                       38,153,014          5,195,522                  7.34
     Class B                                        4,503,501            621,082                  7.25
     Class C                                          991,847            137,200                  7.23
     Class I                                      146,207,418         19,793,638                  7.39
     Class R                                            3,705                509                  7.28
     Class R4                                          41,994              5,722                  7.34
     Class W                                      233,514,415         31,833,978                  7.34
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 70

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth
     Class A                                   $  171,468,665         25,040,565                $ 6.85
     Class B                                       15,773,648          2,408,409                  6.55
     Class C                                        8,328,966          1,273,890                  6.54
     Class I                                      201,118,144         29,022,441                  6.93
     Class R                                          256,011             37,627                  6.80
     Class R4                                         472,964             68,779                  6.88
     Class R5                                       1,168,237            168,408                  6.94
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
     Class A                                       74,193,979         12,132,556                  6.12
     Class B                                        4,602,545            790,626                  5.82
     Class C                                       22,904,177          3,937,917                  5.82
     Class I                                       38,219,477          6,128,848                  6.24
     Class R                                        1,902,958            311,833                  6.10
     Class R4                                         501,710             80,956                  6.20
     Class R5                                         949,405            152,401                  6.23
-----------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income
     Class A                                       29,056,833          2,907,285                  9.99
     Class B                                        1,875,577            188,131                  9.97
     Class C                                          844,357             84,741                  9.96
     Class I                                        4,935,451            493,000                 10.01
     Class R                                           10,502              1,050                 10.00
     Class R4                                          30,463              3,046                 10.00
-----------------------------------------------------------------------------------------------------------------

Threadneedle International Opportunity
     Class A                                      255,611,550         29,053,332                  8.80
     Class B                                       14,408,870          1,670,230                  8.63
     Class C                                        8,100,660            962,688                  8.41
     Class I                                      123,175,619         13,857,362                  8.89
     Class R                                        1,733,789            195,101                  8.89
     Class R4                                         153,243             17,066                  8.98
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond
     Class A                                      645,167,080        173,557,831                  3.72
     Class B                                       14,670,642          3,944,081                  3.72
     Class C                                        8,445,704          2,271,237                  3.72
-----------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Growth Opportunity
     Class A                                      553,923,464         64,580,896                  8.58
     Class B                                       50,253,513          7,048,364                  7.13
     Class C                                        7,874,750          1,103,661                  7.14
     Class I                                       71,139,006          7,877,330                  9.03
     Class R4                                       4,055,434            458,745                  8.84
-----------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt
     Class A                                       84,077,384         15,978,559                  5.26
     Class B                                        3,518,592            669,458                  5.26
     Class C                                        4,753,140            904,158                  5.26
-----------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income
     Class A                                    2,233,824,301        533,202,685                  4.19
     Class B                                       37,295,962          8,910,422                  4.19
     Class C                                       15,135,314          3,611,273                  4.19
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Government Money Market
     Class A                                       89,878,036         89,888,902                  1.00
     Class B                                        4,745,466          4,744,006                  1.00
     Class C                                       13,538,936         13,518,927                  1.00
     Class R                                        3,134,050          3,134,336                  1.00
     Class R5                                         128,883            128,873                  1.00
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 71

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value
     Class A                                   $  202,826,281         16,478,708                $12.31
     Class B                                        5,889,617            506,900                 11.62
     Class C                                       40,629,661          3,493,324                 11.63
     Class I                                       23,869,523          1,894,164                 12.60
     Class R                                        8,288,348            679,748                 12.19
     Class R3                                           5,402                443                 12.19
     Class R4                                           5,412                430                 12.59
     Class R5                                         718,316             56,928                 12.62
-----------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value
     Class A                                      221,181,372         17,565,526                 12.59
     Class B                                       26,499,678          2,376,033                 11.15
     Class C                                       46,625,791          4,175,990                 11.17
     Class I                                        6,299,696            471,820                 13.35
     Class R                                       10,777,562            872,458                 12.35
     Class R3                                           5,568                450                 12.37
     Class R4                                          41,632              3,122                 13.34
     Class R5                                       1,807,541            135,374                 13.35
-----------------------------------------------------------------------------------------------------------------

Columbia Seligman Communications and
  Information
     Class A                                    2,788,834,356         71,908,305                 38.78
     Class B                                      106,645,895          3,289,023                 32.42
     Class C                                      694,889,021         21,418,226                 32.44
     Class I                                       39,507,415            980,688                 40.29
     Class R                                       37,012,489            971,801                 38.09
     Class R3                                          16,436                431                 38.13
     Class R4                                           7,565                188                 40.24
     Class R5                                      14,853,268            368,766                 40.28
-----------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate
     Class A                                        3,954,525          1,131,585                  3.49
     Class C                                        3,230,557            928,401                  3.48
     Class I                                        5,868,744          1,675,386                  3.50
     Class R                                           65,688             18,792                  3.50
     Class R3                                           5,971              1,706                  3.50
     Class R4                                           7,004              2,001                  3.50
     Class R5                                       1,356,462            387,086                  3.50
-----------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly Dividend Real
  Estate
     Class A                                        6,537,789          1,804,866                  3.62
     Class B                                        2,419,442            668,153                  3.62
     Class C                                       10,283,911          2,841,350                  3.62
     Class I                                        1,709,431            471,537                  3.63
     Class R                                        3,927,576          1,088,654                  3.61
     Class R3                                           6,521              1,805                  3.61
     Class R4                                          16,991              4,682                  3.63
     Class R5                                       1,357,398            375,009                  3.62
-----------------------------------------------------------------------------------------------------------------

Seligman Capital
     Class A                                      157,108,911          7,820,630                 20.09
     Class B                                        5,955,476            365,780                 16.28
     Class C                                       45,861,279          2,809,562                 16.32
     Class I                                       12,192,369            581,385                 20.97
     Class R                                       10,324,166            520,475                 19.84
     Class R3                                           5,618                283                 19.85
     Class R4                                           5,632                269                 20.94
     Class R5                                       1,754,570             83,689                 20.97
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 72

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Seligman Growth
     Class A                                   $1,243,927,994        305,941,924                $ 4.07
     Class B                                       97,446,493         30,519,910                  3.19
     Class C                                       32,821,061         10,276,754                  3.19
     Class I                                      238,196,380         56,595,677                  4.21
     Class R                                        1,088,235            272,087                  4.00
     Class R3                                           6,400              1,597                  4.01
     Class R4                                      31,688,383          7,529,168                  4.21
     Class R5                                         420,125             99,877                  4.21
-----------------------------------------------------------------------------------------------------------------



   * Effective Sept. 7, 2010, Class R2 was renamed as Class R.

   ** Effective Sept. 7, 2010, Class D was renamed as Class A and Class E was renamed as Class Z.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. A fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired

Statement of Additional Information - Dec. 30, 2010                      Page 73
at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

PUBLIC DISCLOSURES
The funds' portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds' website. The information is available on the funds' website as described below.

- For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security's percentage of the market value of the fund's portfolio as of month-end.

- For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed


Statement of Additional Information - Dec. 30, 2010                      Page 74
  income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security's percentage of the market value of the fund's portfolio as of calendar quarter-end.

- For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund's most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC's website within sixty (60) days of the end of a fund's fiscal quarter.


In addition, the investment manager makes publicly available information regarding certain fund's largest five to fifteen holdings, as a percent of the market value of the funds' portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds' websites pursuant to the funds' policies may change from time to time without prior notice.


OTHER DISCLOSURES
The funds' policies and procedures provide that no disclosures of the funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds' distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund's sub-advisor(s) (if any), affiliates of the investment manager, the funds' custodian, sub-custodians, the funds' independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted policies to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such

Statement of Additional Information - Dec. 30, 2010                      Page 75
holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's legal department, Compliance, and the funds' President. The PHC has been authorized by each fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund's President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

ONGOING PORTFOLIO HOLDINGS DISCLOSURE ARRANGEMENTS:
In addition to the daily information provided to the fund's custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

                                                                                                            FREQUENCY OF
IDENTITY OF RECIPIENT          CONDITIONS/RESTRICTIONS ON USE OF INFORMATION                                DISCLOSURE
------------------------------------------------------------------------------------------------------------------------
Bitlathe                       Website support for fund performance disclosure                              Monthly
BlackRock, Inc.                For providing trading operations and portfolio management support.           Daily
Bloomberg, L.P.                For independent research of funds.  Sent monthly, approximately 30 days      Monthly
                                 after month end.
Bowne & Co.                    For printing of proxies and annual updates to prospectuses and SAIs.         As needed
Cenveo, Inc.                   For printing of prospectuses, supplements, SAIs and shareholder reports.     As needed
Factset Research Systems       For provision of quantitative analytics, charting and fundamental data to    Daily
                                 the investment manager.
Investment Technology Group,   For evaluation and assessment of trading activity, execution and practices   Daily
Inc. (ITG, formerly known as     by the investment manager.
Plexus Group)
InvestorTools, Inc.            Provide descriptive data for municipal securities                            Daily
Morningstar, Inc.              For independent research and ranking of funds.  Sent monthly, approximately  Monthly
                                 25 days after month end.
RiskMetrics Group (formerly    Proxy voting administration and research on proxy matters.                   Daily
Institutional Shareholder
Services)
Thomson Reuters Corp.          Information provided monthly with a 30 day lag to assure accuracy of Lipper  Monthly
(Lipper)                         Fact Sheets.
------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2010                      Page 76

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our

Statement of Additional Information - Dec. 30, 2010                      Page 77
fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, Columbia Management, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. Columbia Management may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other funds in the Fund Family (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.


Statement of Additional Information - Dec. 30, 2010                      Page 78

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

INVESTING IN A FUND

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge ("CDSC") and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class' public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A - CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund's investment category in Table 1.

                     TABLE 9. CLASS A INITIAL SALES CHARGE


-------------------------------------------------------------------------------------------------------------------
                                                                         SALES CHARGE(a) AS A PERCENTAGE OF:
-------------------------------------------------------------------------------------------------------------------
                                                                      PUBLIC OFFERING             NET AMOUNT
  FUND CATEGORY                             TOTAL MARKET VALUE            PRICE(b)                 INVESTED
-------------------------------------------------------------------------------------------------------------------
                                                  $0 - $49,999             5.75%                     6.10%
                                           ------------------------------------------------------------------------
                                             $50,000 - $99,999             4.50%                     4.71%
                                           ------------------------------------------------------------------------
                                           $100,000 - $249,999             3.50%                     3.63%
                                           ------------------------------------------------------------------------
 Balanced, Equity, Fund-of-                $250,000 - $499,999             2.50%                     2.56%
  funds - equity*
                                           ------------------------------------------------------------------------
                                           $500,000 - $999,999             2.00%                     2.04%
                                           ------------------------------------------------------------------------
                                            $1,000,000 or more(c),(d)      0.00%                     0.00%
-------------------------------------------------------------------------------------------------------------------

                                                  $0 - $49,999             4.75%                     4.99%
                                           ------------------------------------------------------------------------
                                             $50,000 - $99,999             4.25%                     4.44%
                                           ------------------------------------------------------------------------
 Fund-of-funds - fixed income, State       $100,000 - $249,999             3.50%                     3.63%
 tax-exempt fixed income, Taxable fixed
 income, Tax-exempt fixed income
------------------------------------------------------------------------------------------------------------
                                           $250,000 - $499,999             2.50%                     2.56%
------------------------------------------------------------------------------------------------------------
                                           $500,000 - $999,999             2.00%                     2.04%
------------------------------------------------------------------------------------------------------------
                                            $1,000,000 or more(c),(d)      0.00%                     0.00%
-------------------------------------------------------------------------------------------------------------------

 For Columbia Absolute Return Currency            $0 - $99,999             3.00%                     3.09%
 and Income Fund, Columbia Floating Rate
 Fund, Columbia Inflation Protected
 Securities Fund, Columbia Limited
 Duration Credit Fund, RiverSource
 Intermediate Tax-Exempt Fund and
 RiverSource Short Duration U.S.
 Government Fund
------------------------------------------------------------------------------------------------------------
                                           $100,000 - $249,999             2.50%                     2.56%
------------------------------------------------------------------------------------------------------------
                                           $250,000 - $499,999             2.00%                     2.04%
------------------------------------------------------------------------------------------------------------
                                           $500,000 - $999,999             1.50%                     1.52%
------------------------------------------------------------------------------------------------------------
                                            $1,000,000 or more(c),(d)      0.00%                     0.00%
------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------



      * RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.


Statement of Additional Information - Dec. 30, 2010                      Page 79

    (a) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

    (b) Purchase price includes the sales charge.

    (c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

    (d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 10. PUBLIC OFFERING PRICE

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------
Columbia Income Builder Fund                        $ 9.76           0.9525          $10.25
----------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                       9.47           0.9525            9.94
----------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                      9.44           0.9525            9.91
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                 8.62           0.9425            9.15
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative               9.77           0.9525           10.26
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                   9.46           0.9425           10.04
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive        9.03           0.9425            9.58
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate
  Conservative                                        9.61           0.9525           10.09
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity               8.20           0.9425            8.70
----------------------------------------------------------------------------------------------
RiverSource S&P 500 Index (for Class D, now
  known as Class A)                                   3.55      No sales charge        3.55
----------------------------------------------------------------------------------------------
RiverSource Small Company Index                       3.90           0.9425            4.14
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------
Columbia Equity Value                                 9.63           0.9425           10.22
----------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining               12.22           0.9425           12.97
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                    15.27           0.9425           16.20
----------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                 19.66           0.9425           20.86
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                         8.53           0.9425            9.05
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                         8.53           0.9425            9.05
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                         8.06           0.9425            8.55
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                         8.06           0.9425            8.55
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                         8.08           0.9425            8.57
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                         7.99           0.9425            8.48
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                         7.77           0.9425            8.24
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                         7.93           0.9425            8.41
----------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 80

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------
Columbia High Yield Bond                            $ 2.61           0.9525          $ 2.74
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                4.91           0.9425            5.21
----------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                     5.16           0.9525            5.42
----------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                4.36           0.9425            4.63
----------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government            4.75           0.9700            4.90
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                         6.31           0.9425            6.69
----------------------------------------------------------------------------------------------
RiverSource Real Estate                               9.23           0.9425            9.79
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------
Columbia Floating Rate                                8.54           0.9700            8.80
----------------------------------------------------------------------------------------------

Columbia Income Opportunities                         9.72           0.9525           10.20
----------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities              10.36           0.9700           10.68
----------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                      4.74           0.9425            5.03
----------------------------------------------------------------------------------------------

Columbia Limited Duration Credit                      9.94           0.9700           10.25
----------------------------------------------------------------------------------------------

Columbia Money Market                                 1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap
  Equity                                              7.41           0.9425            7.86
----------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value               7.89           0.9425            8.37
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------
Columbia Diversified Bond                             5.07           0.9525            5.32
----------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                         5.47           0.9525            5.74
----------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                     5.16           0.9525            5.42
----------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                       5.13           0.9525            5.39
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                    9.03           0.9425            9.58
----------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                    8.32           0.9425            8.83
----------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                     8.19           0.9425            8.69
----------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                    6.94           0.9425            7.36
----------------------------------------------------------------------------------------------
Columbia Strategic Allocation                         9.02           0.9425            9.57
----------------------------------------------------------------------------------------------
RiverSource Balanced                                  9.37           0.9425            9.94
----------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation              10.24           0.9525           10.75
----------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield              6.65           0.9525            6.98
----------------------------------------------------------------------------------------------
Seligman California Municipal Quality                 6.62           0.9525            6.95
----------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                          7.80           0.9525            8.19
----------------------------------------------------------------------------------------------
Seligman National Municipal                           8.03           0.9525            8.43
----------------------------------------------------------------------------------------------
Seligman New York Municipal                           8.31           0.9525            8.72
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income         10.00           0.9700           10.31
----------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan                       13.79           0.9425           14.63
----------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                       11.69           0.9525           12.27
----------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                 9.75           0.9425           10.34
----------------------------------------------------------------------------------------------
Columbia European Equity                              5.80           0.9425            6.15
----------------------------------------------------------------------------------------------
Columbia Frontier                                     9.71           0.9425           10.30
----------------------------------------------------------------------------------------------
Columbia Global Bond                                  7.47           0.9525            7.84
----------------------------------------------------------------------------------------------
Columbia Global Equity                                7.07           0.9425            7.50
----------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                       20.86           0.9425           22.13
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value            6.13           0.9425            6.50
----------------------------------------------------------------------------------------------
Columbia Seligman Global Technology                  20.24           0.9425           21.47
----------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity          7.34           0.9425            7.79
----------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth                                              6.85           0.9425            7.27
----------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap          6.12           0.9425            6.49
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                     9.99           0.9425           10.60
----------------------------------------------------------------------------------------------
Threadneedle International Opportunity                8.80           0.9425            9.34
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                     3.72           0.9525            3.91
----------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                   8.58           0.9425            9.10
----------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                   5.26           0.9700            5.42
----------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                    4.19           0.9525            4.40
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------
Columbia Government Money Market                      1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                      12.31           0.9425           13.06
----------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                    12.59           0.9425           13.36
----------------------------------------------------------------------------------------------
Columbia Seligman Communications and
  Information                                        38.78           0.9425           41.15
----------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                3.49           0.9425            3.70
----------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real
  Estate                                              3.62           0.9425            3.84
----------------------------------------------------------------------------------------------
Seligman Capital                                     20.09           0.9425           21.32
----------------------------------------------------------------------------------------------
Seligman Growth                                       4.07           0.9425            4.32
----------------------------------------------------------------------------------------------




CLASS A -- STATEMENT OR LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; and purchases of money market funds unless they are subsequently exchanged for shares of a non-money market fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS A SHARES
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales

Statement of Additional Information - Dec. 30, 2010                      Page 81

Statement of Additional Information - Dec. 30, 2010                      Page 82
charge, you should inform your financial advisor, selling and/or servicing agent or the fund's transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

    - shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

    - participants of "eligible employee benefit plans" including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

    - to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

    - plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus's (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to Sept. 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows:
      1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

    - to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which Charles Schwab & Co., Inc. acts as broker dealer.

    - to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

    - to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

    - to other funds pursuant to a "fund-of-funds" arrangement provided that the fund is distributed by the distributor.

    - any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

    - Galaxy Fund shareholders prior to December 1, 1995; and shareholders who
      (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS T SHARES.

    - (For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, AND CLASS T SHARES. The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced


Statement of Additional Information - Dec. 30, 2010                      Page 83
      by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

    - after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

    - by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

    - for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

    - pursuant to the Fund's Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account's value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund's Systematic Withdrawal Plan until this requirement is met.

    - in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59(1)/(2).**

    - in connection with loans from qualified retirement plans to shareholders.*

      * Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
     ** For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

CLASS B SHARES -- CLOSED
THE FUNDS NO LONGER ACCEPT INVESTMENTS FROM NEW OR EXISTING INVESTORS IN CLASS B SHARES, EXCEPT FOR CERTAIN LIMITED TRANSACTIONS INVOLVING EXISTING INVESTORS IN CLASS B SHARES AS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

    - of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.


Statement of Additional Information - Dec. 30, 2010                      Page 84

    - of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

        -- at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

        -- selling under an approved substantially equal periodic payment arrangement.

    - of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

      * You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

     ** Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS I SHARES
Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R, CLASS R3, CLASS R4 AND CLASS R5 SHARES
Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund's prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related free). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

CLASS R SHARES (FORMERLY CLASS R2 SHARES)
Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

    - 401(k) plans; 457 plans;

    - employer-sponsored 403(b) plans;

    - profit sharing and money purchase pension plans;

    - defined benefit plans; and

    - non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

CLASS R3, CLASS R4 AND CLASS R5 SHARES
CLASS R3, CLASS R4 AND CLASS R5 SHARES WILL BE CLOSED TO NEW INVESTORS AS OF THE CLOSE OF BUSINESS ON DEC. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

    - Qualified employee benefit plans;

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans;

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

    - Health Savings Accounts (HSAs) created pursuant to public law 108-173.


Statement of Additional Information - Dec. 30, 2010                      Page 85

Additionally, the following eligible investors may purchase Class R5 shares:

    - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

    - Bank Trusts.

CLASS W SHARES
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Z SHARES
Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

    There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

    - Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

    The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

    - Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

    - Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.


In addition, for Class I, Class R, Class R5, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the

Statement of Additional Information - Dec. 30, 2010                      Page 86

Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.



Statement of Additional Information - Dec. 30, 2010                      Page 87

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 11. CAPITAL LOSS CARRYOVER


                                    TOTAL                                  AMOUNT EXPIRING IN
                                CAPITAL LOSS       ------------------------------------------------------------------
FUND                             CARRYOVERS              2011             2012             2013             2014
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund                            $ 19,447,298              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund II                         $ 59,928,714              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund III                        $ 37,439,030              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Aggressive              $ 37,879,654              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Conservative            $  4,428,658              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate                $ 48,604,696              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Aggressive                      $ 68,142,574              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Conservative                    $ 17,455,318              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Total Equity            $ 42,147,214              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index       $  4,733,437              $0               $0           $1,980,165        $235,890
---------------------------------------------------------------------------------------------------------------------
RiverSource Small Company
Index                           $ 43,209,451              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------
Columbia Equity Value           $133,819,916              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Precious
Metals and Mining               $ 14,911,599              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------
Columbia 120/20
Contrarian
Equity                          $ 11,229,719              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Recovery and
Infrastructure                  $          0              --               --                   --              --
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2010                            $  3,454,336              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2015                            $  4,269,531              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2020                            $  5,656,636              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2025                            $  4,543,260              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2030                            $  4,050,556              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2035                            $  1,679,848              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2040                            $    955,784              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2045                            $    468,723              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
                                                             AMOUNT EXPIRING IN
                           -------------------------------------------------------------------------------------
FUND                             2015             2016             2017              2018              2019
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund                                $0               $0         $2,942,103       $15,861,057          $644,138
----------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund II                             $0               $0         $7,376,558       $51,037,474        $1,514,682
----------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund III                            $0               $0         $5,920,892       $31,518,138                $0
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Aggressive                  $0               $0         $6,629,032       $28,221,611        $3,029,011
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Conservative                $0               $0                 $0        $4,265,389          $163,269
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate                    $0               $0         $7,597,638       $37,758,600        $3,248,458
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Aggressive                          $0               $0         $4,898,399       $57,879,727        $5,364,448
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Conservative                        $0               $0         $1,062,939       $15,811,121          $581,258
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Total Equity                $0               $0         $7,784,164       $30,165,767        $4,197,283
----------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index      $66,065               $0                 $0        $2,105,466          $345,851
----------------------------------------------------------------------------------------------------------------
RiverSource Small Company
Index                               $0               $0                 $0       $41,195,692        $2,013,759
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------
Columbia Equity Value               $0          $96,368        $40,190,239       $93,533,309                $0
----------------------------------------------------------------------------------------------------------------
RiverSource Precious
Metals and Mining                   $0               $0        $14,911,599                $0                $0
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------
Columbia 120/20
Contrarian
Equity                              $0               $0         $3,090,734        $8,138,985                $0
----------------------------------------------------------------------------------------------------------------
Columbia Recovery and
Infrastructure                      --               --                 --                --                --
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2010                                $0               $0           $428,181        $2,827,856          $198,299
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2015                                $0               $0           $704,342        $3,055,770          $509,419
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2020                                $0               $0           $502,050        $4,705,880          $448,706
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2025                                $0               $0           $662,473        $3,488,786          $392,001
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2030                                $0               $0           $623,603        $2,895,797          $531,156
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2035                                $0               $0           $312,553        $1,217,126          $150,169
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2040                                $0               $0           $370,260          $565,348           $20,176
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2045                                $0               $0            $84,212          $248,395          $136,116
----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 88

                                    TOTAL                                  AMOUNT EXPIRING IN
                                CAPITAL LOSS       ------------------------------------------------------------------
FUND                             CARRYOVERS              2011             2012             2013             2014
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond       $  815,795,304        $552,664,309              $0               $0      $19,078,058
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
Small Cap Value                $   66,320,839                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government
Mortgage                       $   12,077,144                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners
Fundamental Value              $  113,804,431                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Short
Duration U.S. Government       $   93,995,687                  $0      $1,261,719      $38,180,597      $22,499,962
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------
Columbia Dividend
Opportunity                    $  573,711,900        $343,927,468              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate        $   45,007,629                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate         $   69,735,278                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Income
Opportunities                  $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Inflation
Protected Securities           $   17,202,378                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Large Core
Quantitative                   $2,641,007,182                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Limited Duration
Credit                         $    9,271,761                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Money Market          $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
Small and Mid Cap Equity       $    7,615,730                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
Small Cap Value                $    6,228,634                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond      $   22,648,830                  $0      $5,227,159       $3,354,885      $10,357,129
---------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-
Exempt                         $      173,241                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource California
Tax-Exempt                     $    2,029,072                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-
Exempt                         $      643,568                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified
Equity Income                  $1,201,620,786                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Large Growth
Quantitative                   $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Large Value
Quantitative                   $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value
Opportunity                    $  627,066,547                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Strategic
Allocation                     $  417,943,061                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Balanced           $  551,180,261        $368,676,980     $24,886,878               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Strategic
Income Allocation              $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman California
Municipal High-Yield           $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman California
Municipal Quality              $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman Minnesota
Municipal                      $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman National
Municipal                      $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman New York
Municipal                      $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
                                                             AMOUNT EXPIRING IN
                           -------------------------------------------------------------------------------------
FUND                             2015             2016             2017              2018              2019
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond              $0        $9,388,877      $179,604,128       $55,059,932               $0
----------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
Small Cap Value                       $0                $0       $20,926,946       $45,393,893               $0
----------------------------------------------------------------------------------------------------------------
Columbia U.S. Government
Mortgage                              $0                $0          $410,120       $11,667,024               $0
----------------------------------------------------------------------------------------------------------------
RiverSource Partners
Fundamental Value                     $0                $0       $26,053,833       $82,755,092       $4,995,506
----------------------------------------------------------------------------------------------------------------
RiverSource Short
Duration U.S. Government      $9,579,187                $0        $3,846,817       $18,627,405               $0
----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------
Columbia Dividend
Opportunity                           $0                $0       $36,972,874      $165,774,622      $27,036,936
----------------------------------------------------------------------------------------------------------------
RiverSource Real Estate               $0                $0        $1,114,883       $43,892,746               $0
----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------
Columbia Floating Rate           $33,562        $3,488,601       $29,093,899       $35,393,394       $1,725,822
----------------------------------------------------------------------------------------------------------------

Columbia Income
Opportunities                         $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------

Columbia Inflation
Protected Securities                  $0                $0        $8,424,851        $8,777,527               $0
----------------------------------------------------------------------------------------------------------------

Columbia Large Core
Quantitative                          $0      $420,044,596    $1,377,208,066      $628,476,902     $215,277,618
----------------------------------------------------------------------------------------------------------------

Columbia Limited Duration
Credit                        $2,206,552                $0          $825,807        $4,896,866       $1,342,536
----------------------------------------------------------------------------------------------------------------

Columbia Money Market                 $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
Small and Mid Cap Equity              $0                $0        $7,615,730                $0               $0
----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
Small Cap Value                       $0                $0        $6,228,634                $0               $0
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond             $0                $0        $3,709,657                $0               $0
----------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-
Exempt                                $0                $0          $173,241                $0               $0
----------------------------------------------------------------------------------------------------------------
RiverSource California
Tax-Exempt                            $0          $359,905        $1,247,347          $421,820               $0
----------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-
Exempt                                $0            $3,664          $341,015          $298,889               $0
----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------
Columbia Diversified
Equity Income                         $0          $247,351       $47,002,150    $1,154,371,285               $0
----------------------------------------------------------------------------------------------------------------
Columbia Large Growth
Quantitative                          $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Columbia Large Value
Quantitative                          $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value
Opportunity                           $0       $34,137,314       $96,087,907      $488,027,261       $8,814,065
----------------------------------------------------------------------------------------------------------------
Columbia Strategic
Allocation                            $0                $0       $21,514,298      $320,258,879      $76,169,884
----------------------------------------------------------------------------------------------------------------
RiverSource Balanced                  $0        $8,353,706       $38,698,637      $110,564,060               $0
----------------------------------------------------------------------------------------------------------------
RiverSource Strategic
Income Allocation                     $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman California
Municipal High-Yield                  $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman California
Municipal Quality                     $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman Minnesota
Municipal                             $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman National
Municipal                             $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman New York
Municipal                             $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 89

                                    TOTAL                                  AMOUNT EXPIRING IN
                                CAPITAL LOSS       ------------------------------------------------------------------
FUND                             CARRYOVERS              2010             2011             2012             2013
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return
Currency and Income            $    1,692,023                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-
Japan                          $            0                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Bond                           $    5,545,654                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Opportunity                    $            0                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia European Equity       $   28,018,651                  $0      $5,021,215           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Frontier              $   38,601,353                  $0              $0           $0                0
---------------------------------------------------------------------------------------------------------------------
Columbia Global Bond           $   11,380,428                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Global Equity         $  194,881,637                  $0     $30,509,951           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Global Extended
Alpha                          $      415,463                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
International Value            $  343,027,537                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global
Technology                     $   83,037,245                  $0     $17,073,210           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
International Equity           $  390,115,334                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Select
Growth                         $  149,891,453                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Small Cap        $   83,153,018                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Threadneedle Global
Equity Income                  $      429,635                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Threadneedle
International Opportunity      $  145,483,337                  $0     $38,262,972           $0               $0
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL                2010             2011             2012             2013
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth
Opportunity                    $   66,514,603                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-
Exempt Bond                    $   18,155,779                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt
High Income                    $   88,820,109                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate
Tax-Exempt                     $      704,163                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Government Money
Market                         $            0                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap
Value                          $    3,224,311                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-
Cap Value                      $  153,343,213                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Seligman
Communications and
Information                    $  207,486,080                  $0     $12,308,398           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Global Real Estate             $   16,375,351                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Monthly Dividend Real
Estate                         $   40,689,222                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman Capital               $  176,270,293         $50,722,077              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman Growth                $1,416,163,210        $234,134,706              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
                                                              AMOUNT EXPIRING IN
                           ---------------------------------------------------------------------------------------
FUND                             2014             2015             2016              2017               2018
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return
Currency and Income                  $0                 $0                $0       $1,692,023                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-
Japan                                $0                 $0                $0               $0                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Bond                                 $0                 $0                $0       $5,545,654                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Opportunity                          $0                 $0                $0               $0                 $0
------------------------------------------------------------------------------------------------------------------
Columbia European Equity             $0                 $0        $4,272,956      $18,724,480                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Frontier                     0                  0                 0       14,104,490         24,496,863
------------------------------------------------------------------------------------------------------------------
Columbia Global Bond           $498,771                 $0        $2,328,738       $8,552,919                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Global Equity               $0         $1,766,232       $62,625,028      $99,980,426                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Global Extended
Alpha                                $0                 $0                $0         $415,463                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
International Value                  $0                 $0                $0     $340,858,587         $2,168,950
------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global
Technology                           $0         $1,968,461       $37,526,708      $26,468,866                 $0
------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
International Equity                 $0                 $0       $24,531,187     $262,961,946       $102,622,201
------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Select
Growth                               $0                 $0       $33,693,010     $116,198,443                 $0
------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Small Cap              $0                 $0       $18,328,621      $64,824,397                 $0
------------------------------------------------------------------------------------------------------------------
Threadneedle Global
Equity Income                        $0                 $0                $0         $429,635                 $0
------------------------------------------------------------------------------------------------------------------
Threadneedle
International Opportunity            $0                 $0       $12,069,463      $95,150,902                 $0
------------------------------------------------------------------------------------------------------------------
                                 2014             2015             2016              2017               2018
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth
Opportunity                          $0                 $0       $20,714,703      $45,799,900                 $0
------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-
Exempt Bond                    $729,269                 $0        $9,046,561       $8,379,949                 $0
------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt
High Income                          $0                 $0       $30,950,938      $57,869,171                 $0
------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate
Tax-Exempt                     $177,579                 $0          $361,418         $165,166                 $0
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------
Columbia Government Money
Market                               $0                 $0                $0               $0                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap
Value                                $0                 $0                $0               $0         $3,224,311
------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-
Cap Value                            $0        $22,627,649      $115,478,130      $15,237,434                 $0
------------------------------------------------------------------------------------------------------------------
Columbia Seligman
Communications and
Information                          $0                 $0       $97,889,818      $97,287,864                 $0
------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Global Real Estate                   $0           $585,168        $5,289,122       $9,426,119         $1,074,942
------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Monthly Dividend Real
Estate                               $0                 $0       $14,370,083      $26,294,548            $24,591
------------------------------------------------------------------------------------------------------------------
Seligman Capital                     $0                 $0       $63,824,881      $60,299,879         $1,423,456
------------------------------------------------------------------------------------------------------------------
Seligman Growth                      $0       $107,614,532    $1,048,921,057      $25,492,915                 $0
------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2010                      Page 90

TAXES

SUBCHAPTER M COMPLIANCE
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund's investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund's gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund's assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund's assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, "all of" a shareholder's distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren't sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service
(IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.


Statement of Additional Information - Dec. 30, 2010                      Page 91

EXCHANGES, PURCHASES AND SALES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual's cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the fund's fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

DISTRIBUTIONS
DIVIDENDS
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.


Statement of Additional Information - Dec. 30, 2010                      Page 92

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 12. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                             20.79%                    23.21%
--------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II                          19.04                     22.16
--------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III                         13.81                     17.15
--------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                    60.55                     90.45
--------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                  100.00                    100.00
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate                      27.70                     41.29
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate Aggressive           43.07                     64.31
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Conservative                                           18.56                     27.43
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity                  91.77                     100.00
--------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                                100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Small Company Index                          100.00                    100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------
Columbia Equity Value                                    100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                    5.22                     20.29
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                        100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                     35.61                     42.61
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                            45.41                     50.54
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                            47.80                     54.77
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                            53.80                     62.70
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                            60.75                     70.54
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                            61.11                     70.71
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                            60.82                     70.52
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                            61.81                     71.38
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                            67.54                     77.42
--------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                      Page 93

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------
Columbia High Yield Bond                                   0%                        0%
--------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                     0                         0
--------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                          0                         0
--------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                   100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government                 0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                            91.83                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Real Estate                                   0.35                      7.02
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------
Columbia Floating Rate                                    0.06                      0.06
--------------------------------------------------------------------------------------------------
Columbia Income Opportunities                              0                         0
--------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities                    0                         0
--------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                           0                         0
--------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                         100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Money Market                                      0                         0
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity                                                 100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                  100.00                    100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------
Columbia Diversified Bond                                  0                         0
--------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                              0                         0
--------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                          0                         0
--------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                            0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                       100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                       85.76                     86.24
--------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                        28.01                     28.85
--------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                       100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                            65.79                     81.93
--------------------------------------------------------------------------------------------------
RiverSource Balanced                                     66.79                     77.86
--------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                   0.01                      0.06
--------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield                   0                         0
--------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                      0                         0
--------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                               0                         0
--------------------------------------------------------------------------------------------------
Seligman National Municipal                                0                         0
--------------------------------------------------------------------------------------------------
Seligman New York Municipal                                0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income               0                         0
--------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan                            0.07                     75.55
--------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                             0                         0
--------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                     4.66                     100.00
--------------------------------------------------------------------------------------------------
Columbia European Equity                                   0                       100.00
--------------------------------------------------------------------------------------------------
Columbia Frontier                                          0                         0
--------------------------------------------------------------------------------------------------
Columbia Global Bond                                       0                         0
--------------------------------------------------------------------------------------------------
Columbia Global Equity                                   90.45                     100.00
--------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                           24.76                     100.00
--------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value                1.87                     89.22
--------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology                        0                         0
--------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity              0.42                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth                                                  0.67                     85.47
--------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap              1.49                     58.03
--------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                        25.41                     52.34
--------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                     0                       100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                          0                         0
--------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                        0                         0
--------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                        0                         0
--------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                         0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------
Columbia Government Money Market                           0                         0
--------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                          100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                          0                       100.00
--------------------------------------------------------------------------------------------------
Columbia Seligman Communications and
  Information                                              0                         0
--------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                     0                        2.58
--------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real
  Estate                                                   0                        2.09
--------------------------------------------------------------------------------------------------
Seligman Capital                                           0                         0
--------------------------------------------------------------------------------------------------
Seligman Growth                                          100.00                    100.00
--------------------------------------------------------------------------------------------------



CAPITAL GAINS DISTRIBUTIONS
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund's capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as

Statement of Additional Information - Dec. 30, 2010                      Page 94

Statement of Additional Information - Dec. 30, 2010                      Page 95
ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

RETURN OF CAPITAL
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder's original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder's tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

WITHHOLDING
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.



SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments,
LLC) is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For Seligman funds, Columbia Management serves as the investment manager effective Nov. 7, 2008, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by the investment manager and with shareholders having previously approved a new investment management services agreement between the funds and the investment manager.



Statement of Additional Information - Dec. 30, 2010                      Page 96

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 13. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE


                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity              First $0.25         0.950%                         0.950%
                                               Next $0.25          0.930%
                                               Next $0.50          0.910%
                                               Over $1.0           0.890%
---------------------------------------------------------------------------------------------------------------------------

Columbia Absolute Return Currency              First $1.0          0.890%                         0.890%
  and Income                                   Next $1.0           0.865%
                                               Next $1.0           0.840%
                                               Next $3.0           0.815%
                                               Next $1.5           0.790%
                                               Next $1.5           0.775%
                                               Next $1.0           0.770%
                                               Next $5.0           0.760%
                                               Next $5.0           0.750%
                                               Next $4.0           0.740%
                                               Next $26.0          0.720%
                                               Over $50.0          0.700%
---------------------------------------------------------------------------------------------------------------------------


Columbia AMT-Free Tax-Exempt Bond              First $1.0          0.410%                         0.410%
                                               Next $1.0           0.385%
                                               Next $1.0           0.360%
                                               Next $3.0           0.335%
                                               Next $1.5           0.310%
                                               Next $2.5           0.300%
                                               Next $5.0           0.290%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Columbia Asia Pacific ex-Japan                 First $0.25         0.800%        Columbia Asia Pacific ex-Japan - 0.787%
Columbia European Equity                       Next $0.25          0.775%           Columbia European Equity - 0.800%
Columbia Global Equity                         Next $0.25          0.750%            Columbia Global Equity - 0.789%
                                                                                  RiverSource Disciplined International
RiverSource Disciplined International          Next $0.25          0.725%                    Equity - 0.790%
  Equity                                       Next $1.0           0.700%       Threadneedle Global Equity Income - 0.800%
                                                                                        Threadneedle International
Threadneedle Global Equity Income              Next $5.5           0.675%                  Opportunity - 0.791%
Threadneedle International Opportunity         Next $2.5           0.660%
                                               Next $5.0           0.645%
                                               Next $5.0           0.635%
                                               Next $4.0           0.610%
                                               Next $26.0          0.600%
                                               Over $50.0          0.570%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 97

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Diversified Bond                      First $1.0          0.480%           Columbia Diversified Bond - 0.442%
Columbia Limited Duration Credit               Next $1.0           0.455%       Columbia Limited Duration Credit - 0.480%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.360%
                                               Next $5.0           0.350%
                                               Next $5.0           0.340%
                                               Next $4.0           0.330%
                                               Next $26.0          0.310%
                                               Over $50.0          0.290%
---------------------------------------------------------------------------------------------------------------------------


Columbia Diversified Equity Income             First $1.0          0.600%      Columbia Diversified Equity Income - 0.559%
Columbia Large Core Quantitative               Next $1.0           0.575%       Columbia Large Core Quantitative - 0.565%
Columbia Large Growth Quantitative             Next $1.0           0.550%      Columbia Large Growth Quantitative - 0.600%
Columbia Large Value Quantitative              Next $3.0           0.525%       Columbia Large Value Quantitative - 0.600%
                                               Next $1.5           0.500%
                                               Next $2.5           0.485%
                                               Next $5.0           0.470%
                                               Next $5.0           0.450%
                                               Next $4.0           0.425%
                                               Next $26.0          0.400%
                                               Over $50.0          0.375%
---------------------------------------------------------------------------------------------------------------------------


Columbia Dividend Opportunity                  First $0.50         0.610%                         0.542%
                                               Next $0.50          0.585%
                                               Next $1.0           0.560%
                                               Next $1.0           0.535%
                                               Next $3.0           0.510%
                                               Next $4.0           0.480%
                                               Next $5.0           0.470%
                                               Next $5.0           0.450%
                                               Next $4.0           0.425%
                                               Next $26.0          0.400%
                                               Over $50.0          0.375%
---------------------------------------------------------------------------------------------------------------------------


Columbia Emerging Markets Bond                 First $0.25         0.720%        Columbia Emerging Markets Bond - 0.720%
Columbia Global Bond                           Next $0.25          0.695%             Columbia Global Bond - 0.705%
                                               Next $0.25          0.670%
                                               Next $0.25          0.645%
                                               Next $6.5           0.620%
                                               Next $2.5           0.605%
                                               Next $5.0           0.590%
                                               Next $5.0           0.580%
                                               Next $4.0           0.560%
                                               Next $26.0          0.540%
                                               Over $50.0          0.520%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 98

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity          First $0.25         1.100%                         1.081%
                                               Next $0.25          1.080%
                                               Next $0.25          1.060%
                                               Next $0.25          1.040%
                                               Next $1.0           1.020%
                                               Next $5.5           1.000%
                                               Next $2.5           0.985%
                                               Next $5.0           0.970%
                                               Net $5.0            0.960%
                                               Next $4.0           0.935%
                                               Next $26.0          0.920%
                                               Over $50.0          0.900%
---------------------------------------------------------------------------------------------------------------------------


Columbia Equity Value                          First $0.50         0.530%                         0.521%
                                               Next $0.50          0.505%
                                               Next $1.0           0.480%
                                               Next $1.0           0.455%
                                               Next $3.0           0.430%
                                               Over $6.0           0.400%
---------------------------------------------------------------------------------------------------------------------------

Columbia Frontier(h)                           First $0.75         0.885%                         0.885%
                                               Over $0.75          0.790%
---------------------------------------------------------------------------------------------------------------------------


Columbia Floating Rate                         First $1.0          0.610%                         0.610%
Columbia Income Opportunities                  Next $1.0           0.585%
                                               Next $1.0           0.560%
                                               Next $3.0           0.535%
                                               Next $1.5           0.510%
                                               Next $1.5           0.495%
                                               Next $1.0           0.470%
                                               Next $5.0           0.455%
                                               Next $5.0           0.445%
                                               Next $4.0           0.420%
                                               Next $26.0          0.405%
                                               Over $50.0          0.380%
---------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha                 First $0.25         1.050%                         1.050%
                                               Next $0.25          1.030%
                                               Next $0.50          1.010%
                                               Next $1.0           0.990%
---------------------------------------------------------------------------------------------------------------------------


Columbia Government Money Market(a)            First $1.0          0.330%       Columbia Government Money Market - 0.330%
Columbia Money Market                          Next $0.5           0.313%             Columbia Money Market - 0.306%
                                               Next $0.5           0.295%
                                               Next $0.5           0.278%
                                               Next $2.5           0.260%
                                               Next $1.0           0.240%
                                               Next $1.5           0.220%
                                               Next $1.5           0.215%
                                               Next $1.0           0.190%
                                               Next $5.0           0.180%
                                               Next $5.0           0.170%
                                               Next $4.0           0.160%
                                               Over $24.0          0.150%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                      Page 99

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia High Yield Bond                       First $1.0          0.590%                         0.580%
                                               Next $1.0           0.565%
                                               Next $1.0           0.540%
                                               Next $3.0           0.515%
                                               Next $1.5           0.490%
                                               Next $1.5           0.475%
                                               Next $1.0           0.450%
                                               Next $5.0           0.435%
                                               Next $5.0           0.425%
                                               Next $4.0           0.400%
                                               Next $26.0          0.385%
                                               Over $50.0          0.360%
---------------------------------------------------------------------------------------------------------------------------


Columbia Income Builder Fund                   N/A                   N/A                           N/A
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate
  Aggressive
Columbia Portfolio Builder Moderate
  Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------------


Columbia Inflation Protected                   First $1.0          0.440%                         0.440%
  Securities                                   Next $1.0           0.415%
                                               Next $1.0           0.390%
                                               Next $3.0           0.365%
                                               Next $1.5           0.340%
                                               Next $1.5           0.325%
                                               Next $1.0           0.320%
                                               Next $5.0           0.310%
                                               Next $5.0           0.300%
                                               Next $4.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Columbia Mid Cap Growth Opportunity            First $1.0          0.700%                         0.700%
RiverSource Disciplined Small and Mid          Next $1.0           0.675%
  Cap Equity                                   Next $1.0           0.650%
                                               Next $3.0           0.625%
                                               Next $1.5           0.600%
                                               Next $2.5           0.575%
                                               Next $5.0           0.550%
                                               Next $9.0           0.525%
                                               Next $26.0          0.500%
                                               Over $50.0          0.475%
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 100

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity             First $1.0          0.700%                         0.684%
                                               Next $1.0           0.675%
                                               Next $1.0           0.650%
                                               Next $3.0           0.625%
                                               Next $1.5           0.600%
                                               Next $2.5           0.575%
                                               Next $5.0           0.550%
                                               Next $9.0           0.525%
                                               Next $26.0          0.500%
                                               Over $50.0          0.475%
---------------------------------------------------------------------------------------------------------------------------


Columbia Minnesota Tax-Exempt                  First $0.25         0.410%              Columbia Minnesota - 0.403%
RiverSource California Tax-Exempt              Next $0.25          0.385%            RiverSource California - 0.410%
RiverSource New York Tax-Exempt                Next $0.25          0.360%             RiverSource New York - 0.410%
                                               Next $0.25          0.345%
                                               Next $6.5           0.320%
                                               Next $2.5           0.310%
                                               Next $5.0           0.300%
                                               Next $9.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Columbia Multi-Advisor International Value     First $0.25         0.900%                         0.878%
                                               Next $0.25          0.875%
                                               Next $0.25          0.850%
                                               Next $0.25          0.825%
                                               Next $1.0           0.800%
                                               Over $2.0           0.775%
---------------------------------------------------------------------------------------------------------------------------


Columbia Multi-Advisor Small Cap Value         First $0.25         0.970%                         0.960%
                                               Next $0.25          0.945%
                                               Next $0.25          0.920%
                                               Next $0.25          0.895%
                                               Over $1.0           0.870%
---------------------------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure           First $1.0          0.650%                         0.650%
                                               Next $1.0           0.600%
                                               Next $4.0           0.550%
                                               Over $6.0           0.500%
---------------------------------------------------------------------------------------------------------------------------


Columbia Select Large-Cap Value(b)             First $0.5          0.755%                         0.755%
                                               Next $0.5           0.660%
                                               Over $1.0           0.565%
---------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value(c)           First $0.5          0.935%                         0.935%
                                               Next $0.5           0.840%
                                               Over $1.0           0.745%
---------------------------------------------------------------------------------------------------------------------------


Columbia Seligman Communications and           First $3.0          0.855%                         0.849%
  Information(d)                               Next $3.0           0.825%
                                               Over $6.0           0.725%
---------------------------------------------------------------------------------------------------------------------------


Columbia Seligman Global Technology            First $2.0          0.950%                         0.950%
                                               Next $2.0           0.910%
                                               Over $4.0           0.870%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 101

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation                  First $1.0          0.570%                         0.569%
                                               Next $1.0           0.545%
                                               Next $1.0           0.520%
                                               Next $3.0           0.495%
                                               Next $1.5           0.470%
                                               Next $2.5           0.450%
                                               Next $5.0           0.430%
                                               Next $9.0           0.410%
                                               Over $24.0          0.390%
---------------------------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage              First $1.0          0.480%                         0.480%
                                               Next $1.0           0.455%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.360%
                                               Next $5.0           0.350%
                                               Next $5.0           0.340%
                                               Next $4.0           0.330%
                                               Next $26.0          0.310%
                                               Over $50.0          0.290%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Balanced                           First $1.0          0.530%                         0.530%
                                               Next $1.0           0.505%
                                               Next $1.0           0.480%
                                               Next $3.0           0.455%
                                               Next $1.5           0.430%
                                               Next $2.5           0.410%
                                               Next $5.0           0.390%
                                               Next $9.0           0.370%
                                               Over $24.0          0.350%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Disciplined Small Cap Value        First $0.25         0.850%                         0.850%
                                               Next $0.25          0.825%
                                               Next $0.25          0.800%
                                               Next $0.25          0.775%
                                               Next $1.0           0.750%
                                               Over $2.0           0.725%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Intermediate Tax-Exempt            First $1.0          0.390%                         0.390%
                                               Next $1.0           0.365%
                                               Next $1.0           0.340%
                                               Next $3.0           0.315%
                                               Next $1.5           0.290%
                                               Next $2.5           0.280%
                                               Next $5.0           0.270%
                                               Next $35.0          0.260%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate(e)      All                 0.915%                         0.915%
---------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real      All                 0.855%                         0.855%
  Estate(f)
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 102

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental               First $0.50         0.730%                         0.728%
  Value                                        Next $0.50          0.705%
                                               Next $1.0           0.680%
                                               Next $1.0           0.655%
                                               Next $3.0           0.630%
                                               Over $6.0           0.600%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners International             First $0.25         1.000%                         0.991%
  Select Growth                                Next $0.25          0.975%
                                               Next $0.25          0.950%
                                               Next $0.25          0.925%
                                               Next $1.0           0.900%
                                               Over $2.0           0.875%
---------------------------------------------------------------------------------------------------------------------------

RiverSource Partners International             First $0.25         1.120%                         1.120%
  Small Cap                                    Next $0.25          1.095%
                                               Next $0.25          1.070%
                                               Next $0.25          1.045%
                                               Next $1.0           1.020%
                                               Over $2.0           0.995%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Precious Metals and Mining         First $0.25         0.800%                         0.800%
                                               Next $0.25          0.775%
                                               Next $0.25          0.750%
                                               Next $0.25          0.725%
                                               Next $1.0           0.700%
                                               Over $2.0           0.675%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Real Estate                        First $1.0          0.840%                         0.840%
                                               Next $1.0           0.815%
                                               Next $1.0           0.790%
                                               Next $3.0           0.765%
                                               Next $6.0           0.740%
                                               Next $12.0          0.730%
                                               Over $24.0          0.720%
---------------------------------------------------------------------------------------------------------------------------


RiverSource S&P 500 Index                      First $1.0          0.220%                         0.220%
                                               Next $1.0           0.210%
                                               Next $1.0           0.200%
                                               Next $4.5           0.190%
                                               Next $2.5           0.180%
                                               Next $5.0           0.170%
                                               Next $9.0           0.160%
                                               Next $26.0          0.140%
                                               Over $50.0          0.120%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 103

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government     First $1.0          0.480%                         0.480%
                                               Next $1.0           0.455%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.340%
                                               Next $5.0           0.325%
                                               Next $5.0           0.315%
                                               Next $4.0           0.290%
                                               Next $26.0          0.275%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Small Company Index                First $0.25         0.360%                         0.357%
                                               Next $0.25          0.350%
                                               Next $0.25          0.340%
                                               Next $0.25          0.330%
                                               Next $6.5           0.320%
                                               Next $7.5           0.300%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.240%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Strategic Income Allocation        First $0.25         0.550%                         0.542%
                                               Next $0.25          0.525%
                                               Next $0.25          0.500%
                                               Over $0.75          0.475%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Tax-Exempt High Income             First $1.0          0.470%                         0.453%
                                               Next $1.0           0.445%
                                               Next $1.0           0.420%
                                               Next $3.0           0.395%
                                               Next $1.5           0.370%
                                               Next $2.5           0.360%
                                               Next $5.0           0.350%
                                               Next $9.0           0.340%
                                               Next $26.0          0.320%
                                               Over $50.0          0.300%
---------------------------------------------------------------------------------------------------------------------------


Seligman California Municipal                  First $0.25         0.410%                         0.410%
  High-Yield                                   Next $0.25          0.385%
Seligman California Municipal Quality          Next $0.25          0.360%
Seligman Minnesota Municipal                   Next $0.25          0.345%
Seligman New York Municipal                    Next $6.5           0.320%
                                               Next $2.5           0.310%
                                               Next $5.0           0.300%
                                               Next $9.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Seligman Capital(g)                            First $1.0          0.805%                         0.805%
                                               Next $1.0           0.765%
                                               Over $2.0           0.715%
---------------------------------------------------------------------------------------------------------------------------


Seligman Growth(i)                             First $1.0          0.655%                         0.639%
                                               Next $1.0           0.615%
                                               Over $2.0           0.565%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 104

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Seligman National Municipal                    First $1.0          0.410%                         0.410%
                                               Next $1.0           0.385%
                                               Next $1.0           0.360%
                                               Next $3.0           0.335%
                                               Next $1.5           0.310%
                                               Next $2.5           0.300%
                                               Next $5.0           0.290%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Seligman TargETFund 2015                       First $0.5          0.455%                         0.455%
Seligman TargETFund 2025                       Next $0.5           0.410%
Seligman TargETFund 2035                       Over $1.0           0.365%
Seligman TargETFund 2045
Seligman TargETFund Core
---------------------------------------------------------------------------------------------------------------------------



(a) Prior to June 15, 2009, the investment manager received an annual fee equal to 0.40% of the fund's average daily net assets.

(b) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.80% of the fund's average daily net assets.

(c) Prior to June 29, 2009, the investment manager received an annual fee equal to 1.00% of the fund's average daily net assets.

(d) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.90% on the first $3.0 billion of the fund's average daily net assets, 0.85% on the next $3.0 billion and 0.75% thereafter.




(e) Prior to June 15, 2009, the investment manager received an annual fee equal to 0.98% of the fund's average daily net assets.



(f) Prior to June 15, 2009, the investment manager received an annual fee equal to 0.90% of the fund's average daily net assets.



(g) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.85% on the first $1.0 billion of the fund's average daily net assets, 0.80% on the next $1.0 billion and 0.75% thereafter.



(h) Prior to June 29, 2009, the investment manager received a fee equal to 0.95% per annum of the fund's average daily net assets on the first $750 million of net assets and 0.85% per annum of the fund's average daily net assets in excess of $750 million.



(i) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.70% on the first $1.0 billion of the fund's average daily net assets, 0.65% on the next $1.0 billion and 0.60% thereafter.


Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund's participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.


For certain Equity and Balanced Funds noted in Table 14, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                              TABLE 14. PIA INDEXES

                                                                               FEE INCREASE OR
FUND                                    PIA INDEX                                 (DECREASE)
----------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
----------------------------------------------------------------------------------------------
Columbia Equity Value                   Lipper Large-Cap Value Funds Index        $  (84,713)
----------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining  Lipper Precious Metals Funds Index             5,214
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING APRIL 30
----------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity       Russell 3000 Index                           (16,065)
----------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure    S&P 500 Index                                    N/A(a)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING MAY 31
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value  Lipper Small-Cap Value Funds Index           353,598
----------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value  Lipper Large-Cap Core Funds Index            135,795
----------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 105

                                                                               FEE INCREASE OR
FUND                                    PIA INDEX                                 (DECREASE)
----------------------------------------------------------------------------------------------
FISCAL YEAR ENDING JUNE 30
----------------------------------------------------------------------------------------------
Columbia Dividend Opportunity           Lipper Equity Income Funds Index          $  902,715
----------------------------------------------------------------------------------------------
RiverSource Real Estate                 Lipper Real Estate Funds Index                52,237
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING JULY 31
----------------------------------------------------------------------------------------------
Columbia Large Core Quantitative        Lipper Large-Cap Core Funds Index           (789,031)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid
  Cap Equity                            Lipper Mid-Cap Core Funds Index             (126,252)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap
  Value                                 Lipper Small-Cap Value Funds Index           (56,412)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
Columbia Diversified Equity Income      Lipper Equity Income Funds Index           1,808,565
----------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative      Lipper Large-Cap Growth Funds Index           88,566
----------------------------------------------------------------------------------------------
Columbia Large Value Quantitative       Lipper Large-Cap Value Funds Index           102,873
----------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity      Lipper Mid-Cap Value Funds Index            (606,320)
----------------------------------------------------------------------------------------------
                                        Lipper Flexible Portfolio Funds
Columbia Strategic Allocation           Index                                       (920,753)
----------------------------------------------------------------------------------------------
RiverSource Balanced                    Lipper Balanced Funds Index                    8,367
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
                                        MSCI All Country Asia Pacific Ex-
Columbia Asia Pacific ex-Japan          Japan Index                                  (69,322)
----------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity   Lipper Emerging Markets Funds Index          (66,600)
----------------------------------------------------------------------------------------------
Columbia European Equity                Lipper European Funds Index                  (15,810)
----------------------------------------------------------------------------------------------
Columbia Global Equity                  Lipper Global Funds Index                   (177,692)
----------------------------------------------------------------------------------------------
Columbia Global Extended Alpha          MSCI All Country World Index                   5,960
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor International    Lipper International Multi-Cap Value
  Value                                 Funds Index                                 (593,194)
----------------------------------------------------------------------------------------------
RiverSource Disciplined International   Lipper International Large-Cap Core
  Equity                                Funds Index                                 (319,765)
----------------------------------------------------------------------------------------------
RiverSource Partners International      Lipper International Multi-Cap
  Select Growth                         Growth Funds Index                          (223,017)
----------------------------------------------------------------------------------------------
RiverSource Partners International      Lipper International Small-Cap Funds
  Small Cap                             Index                                        (33,567)
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income       MSCI All Country World Index                  (9,164)
----------------------------------------------------------------------------------------------
                                        Lipper International Large-Cap Core
Threadneedle International Opportunity  Funds Index                                  (61,165)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity     Lipper Mid-Cap Growth Funds Index            469,963
----------------------------------------------------------------------------------------------




   (a) The first performance incentive adjustment will be made on March 1, 2011. See section titled "Transaction Period" below.



FOR ALL FUNDS NOTED IN TABLE 14 EXCEPT COLUMBIA 120/20 CONTRARIAN EQUITY, COLUMBIA RECOVERY AND INFRASTRUCTURE, AND COLUMBIA GLOBAL EXTENDED ALPHA:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index ("performance difference"). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund's category in Table 1.


Statement of Additional Information - Dec. 30, 2010                     Page 106

             TABLE 15A. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                   EQUITY FUNDS                                         BALANCED FUNDS
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE   ADJUSTMENT RATE                         DIFFERENCE    ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 0.50%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              0.50% - 1.00%   6 basis points times the
               performance difference over 0.50%,                    performance difference over 0.50%,
               times 100 (maximum of 3 basis                         times 100 (maximum of 3 basis
               points if a 1% performance                            points if a 1% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points   1.00% - 2.00%   3 basis points, plus 3 basis points
               times the performance difference                      times the performance difference
               over 1.00%, times 100 (maximum 6                      over 1.00%, times 100 (maximum 6
               basis points if a 2% performance                      basis points if a 2% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points   2.00% - 3.00%   6 basis points, plus 2 basis points
               times the performance difference                      times the performance difference
               over 2.00%, times 100 (maximum 10                     over 2.00%, times 100 (maximum 8
               basis points if a 4% performance                      basis points if a 3% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point   3.00% or        8 basis points
               times the performance difference      more
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points                       N/A
--------------------------------------------------------------------------------------------------------



For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

CHANGE IN INDEX
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund's performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.



Statement of Additional Information - Dec. 30, 2010                     Page 107

FOR COLUMBIA 120/20 CONTRARIAN EQUITY, COLUMBIA RECOVERY AND INFRASTRUCTURE, AND COLUMBIA GLOBAL EXTENDED ALPHA:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index ("performance difference"). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

             TABLE 15B. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                                                              COLUMBIA 120/20 CONTRARIAN EQUITY
       COLUMBIA RECOVERY AND INFRASTRUCTURE                     COLUMBIA GLOBAL EXTENDED ALPHA
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE   ADJUSTMENT RATE                         DIFFERENCE    ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 1.00%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              1.00% - 6.00%   10 basis points times the
               performance difference over 0.50%,                    performance difference over 1.00%,
               times 100 (maximum of 3 basis                         times 100 (maximum 50 basis points
               points if a 1% performance                            if a 6% performance difference)
               difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points   6.00% or        50 basis points
               times the performance difference      more
               over 1.00%, times 100 (maximum 6
               basis points if a 2% performance
               difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points   N/A
               times the performance difference
               over 2.00%, times 100 (maximum 10
               basis points if a 4% performance
               difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point   N/A
               times the performance difference
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points                       N/A
--------------------------------------------------------------------------------------------------------



For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund's Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund's Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

CHANGE IN INDEX
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

Statement of Additional Information - Dec. 30, 2010                     Page 108

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund's performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, subject to approval by shareholders, an amended investment management services agreement ("IMSA") that would eliminate the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the "IMSA Proposal") is ultimately approved by fund shareholders.

The IMSA Proposal is subject to approval by fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 16. MANAGEMENT FEES AND NONADVISORY EXPENSES


------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
FUND                      2010               2009              2008              2010              2009              2008
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income
  Builder Fund                N/A                N/A               N/A       $    101,055      $   139,640       $   103,636(a)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income
  Builder Fund
  II                          N/A                N/A               N/A            109,874          175,842           129,062(a)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income
  Builder Fund
  III                         N/A                N/A               N/A            112,467          118,255           134,546(a)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Portfolio
  Builder
  Aggressive                  N/A                N/A               N/A            107,162          199,501           168,942
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Portfolio
  Builder
  Conservative                N/A                N/A               N/A            151,416          146,492            96,147
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder
  Moderate                    N/A                N/A               N/A            272,479          278,861           247,980
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder
  Moderate
  Aggressive                  N/A                N/A               N/A            290,338          299,503           247,472
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder
  Moderate
  Conservative                N/A                N/A               N/A            164,289          170,774           117,533
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder Total
  Equity                      N/A                N/A               N/A             28,299          149,589           173,675
------------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P
  500 Index           $   255,644        $   371,178       $   579,548            (29,594)        (194,370)         (254,777)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Small Company
  Index                 1,306,919          1,990,095         3,292,392         (1,051,278)      (1,171,627)       (1,007,306)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Equity
  Value                 3,406,527          4,340,117         6,797,853            309,679          343,552           413,170
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Precious
  Metals and
  Mining                1,112,166            824,176           956,280            144,675          242,615           175,405
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 109

------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
FUND                      2010               2009              2008              2010              2009              2008
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20
  Contrarian
  Equity              $   360,835        $   368,969       $   159,311(b)    $     31,738      $    34,475       $    21,297(b)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Recovery and
  Infrastruc-
  ture                  2,163,593             45,652(c)            N/A            232,888           18,717(c)            N/A
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Retirement
  Plus 2010                   N/A                N/A               N/A             (2,671)          (4,254)               41
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Retirement
  Plus 2015                   N/A                N/A               N/A             (7,079)          (7,894)              310
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2020                   N/A                N/A               N/A             (7,779)          (9,956)              745
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2025                   N/A                N/A               N/A            (11,346)         (12,026)              332
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2030                   N/A                N/A               N/A             (9,157)          (9,748)              431
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2035                   N/A                N/A               N/A             (8,136)          (7,948)              487
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2040                   N/A                N/A               N/A             (7,439)          (6,946)             (796)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Retirement
  Plus 2045                   N/A                N/A               N/A             (7,533)          (6,418)           (2,131)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia High
  Yield Bond            9,691,900          6,353,707         9,610,610           (400,525)        (748,008)          665,785
------------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-
  Advisor Small
  Cap Value             3,968,159          3,098,591         6,511,571           (684,318)        (963,886)         (972,781)
------------------------------------------------------------------------------------------------------------------------------------
Columbia U.S.
  Government
  Mortgage              1,247,010          1,731,277         1,958,404           (256,078)        (327,855)         (389,262)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Fundamental
  Value                 4,305,601          4,416,792         7,668,633           (775,463)        (939,055)         (213,716)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Short
  Duration U.S.
  Government            3,287,540          3,665,529         3,816,196           (877,297)        (610,585)         (771,512)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Dividend
  Opportunity           8,065,963          6,381,215        12,015,660            (91,086)        (502,682)          626,341
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Real Estate           1,498,361          1,227,857         1,667,040            (83,163)         (18,514)          138,649
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Floating Rate         2,466,113          2,210,544         3,509,190            226,409          (61,933)          293,676
------------------------------------------------------------------------------------------------------------------------------------

Columbia Income
  Opportunities         4,451,807          1,913,521         1,767,885            313,169          291,601           196,944
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Inflation
  Protected
  Securities            2,886,405          3,322,371         2,554,103           (354,181)        (115,062)         (238,396)
------------------------------------------------------------------------------------------------------------------------------------

Columbia Large
  Core
  Quantitative         21,017,705          9,909,438        17,556,244         (4,112,307)         268,796           726,080
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Limited
  Duration
  Credit                2,186,361            844,435           792,200           (272,368)         (68,816)          (78,320)
------------------------------------------------------------------------------------------------------------------------------------

Columbia Money
  Market                8,951,478         12,658,313        15,026,220        (13,410,378)      (1,868,463)        1,290,897
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Disciplined
  Small and Mid
  Cap Equity              851,036            853,191           365,578            162,170          143,015           125,645
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Disciplined
  Small Cap
  Value                   375,114            363,926           286,759             55,844           47,195            33,868
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Diversified
  Bond                 19,593,287         15,648,683        14,772,880         (1,381,496)      (2,314,025)         (461,298)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Minnesota
  Tax-Exempt            1,360,384          1,230,393         1,246,083             44,953          196,213           506,328
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  California
  Tax-Exempt              645,263            663,711           715,946             31,789           73,054            44,499
------------------------------------------------------------------------------------------------------------------------------------
RiverSource New
  York Tax-
  Exempt                  224,128            220,172           242,807               (994)           9,792            75,790
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 110

------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                          2010               2009              2008              2010              2009              2008
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------
Columbia
  Diversified
  Equity Income       $27,123,619        $17,053,076       $44,177,652       $    942,822      $ 1,037,819       $ 1,905,627
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large
  Growth
  Quantitative          4,488,490          2,033,555           905,956            239,308          214,462           195,661
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large
  Value
  Quantitative          1,711,964            661,677             6,618(d)         175,996          168,055             2,877(d)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid
  Cap Value
  Opportunity          14,465,693          9,896,881        18,813,340            480,913          776,726           992,201
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Strategic
  Allocation            5,680,661          6,604,411        10,108,947            541,596          585,299         1,047,907
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Balanced              3,318,704          2,483,462         3,977,541            304,130          346,693           437,940
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Strategic
  Income
  Allocation            1,810,439          1,081,850           904,660            269,484          246,334           294,099
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  California
  Municipal
  High-Yield              142,520            164,150           173,288              4,712           32,933            53,665
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  California
  Municipal
  Quality                 164,593            192,624           196,281              5,518           60,833            90,615
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  Minnesota
  Municipal               277,610            324,501           351,237              2,894           68,180            99,131
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  National
  Municipal             2,692,664          1,147,080           304,747             24,719           62,006           106,685
------------------------------------------------------------------------------------------------------------------------------------
Seligman New
  York
  Municipal               341,577            352,211           332,574             16,001           75,556            88,770
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Absolute
  Return
  Currency and
  Income                1,811,957          4,698,565         4,188,137            198,087          205,127           313,877
------------------------------------------------------------------------------------------------------------------------------------
Columbia Asia
  Pacific ex-
  Japan                 1,639,719             78,072(e)            N/A            432,652           21,500(e)            N/A
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Emerging
  Markets Bond          1,777,437          1,320,292         1,182,004            274,761           82,201           172,124
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Emerging
  Markets
  Opportunity           6,678,651          3,791,476         7,352,591          1,214,163          524,327         1,138,897
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  European
  Equity                  552,061            600,499           980,629              5,098          (31,736)          223,792
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Frontier                884,356            321,582           579,499            (85,171)         (20,898)          200,110
------------------------------------------------------------------------------------------------------------------------------------

Columbia Global
  Bond                  3,543,599          3,551,274         5,074,934             27,675          (33,836)          165,694
------------------------------------------------------------------------------------------------------------------------------------

Columbia Global
  Equity                3,435,736          2,918,784         5,825,153            372,343          350,276           554,139
------------------------------------------------------------------------------------------------------------------------------------

Columbia Global
  Extended
  Alpha                    96,692             64,424            16,485(f)           5,453            4,234             1,122(f)
------------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-
  Advisor
  International
  Value                 5,751,275          5,749,639        13,239,202            566,858          511,602         1,054,830
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Seligman
  Global
  Technology            4,825,096          2,551,543         3,571,473            218,202          386,252           680,094
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Disciplined
  International
  Equity                3,607,751          2,174,525         5,209,129            495,117          252,387           512,793
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Partners
  International
  Select Growth         3,647,785          3,240,723         5,965,413           (499,992)        (660,493)          334,550
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Partners
  International
  Small Cap             1,149,239            496,177         1,057,146           (190,000)         (45,193)           63,912
------------------------------------------------------------------------------------------------------------------------------------

Threadneedle
  Global Equity
  Income                  235,459            177,834            15,723(f)          42,445           25,200             2,989(f)
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  International
  Opportunity           3,025,818          3,074,518         4,661,800            334,330          283,182           486,074
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 111

------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                          2009               2008              2007              2009              2008              2007
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-
  Free Tax-
  Exempt Bond         $ 2,699,258        $ 2,764,541       $ 3,157,092       $     48,345      $   506,736       $    (8,650)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid
  Cap Growth
  Opportunity           4,488,355          4,726,590         6,373,531            281,069          437,496           241,412
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Intermediate
  Tax-Exempt              339,947            291,762           321,011              8,313            2,588            (4,565)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Tax-Exempt
  High Income          10,226,940         11,447,732        13,006,578         (1,338,742)       2,984,232          (847,490)
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Government
  Money Market            518,174            893,335           776,197         (1,105,030)           6,551           300,969
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select
  Large-Cap
  Value                 1,486,938          1,732,331         2,163,189            292,721          282,371           293,338
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select
  Smaller-Cap
  Value                 1,687,329          2,048,229         3,132,296           (186,016)         295,691           337,798
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Seligman
  Communica-
  tions and
  Information          25,152,110         28,854,808        34,908,273          1,991,333        2,540,656         2,783,442
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  LaSalle
  Global Real
  Estate                  114,310            243,213           297,971             (8,058)         221,303          (104,511)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  LaSalle
  Monthly
  Dividend Real
  Estate                  208,539            460,038           827,966           (107,139)         177,277           (30,072)
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  Capital               1,731,065          2,912,130         3,982,898            370,916          386,885           427,027
------------------------------------------------------------------------------------------------------------------------------------
Seligman Growth         4,254,428          2,534,267         3,101,571             85,442          387,623           404,127
------------------------------------------------------------------------------------------------------------------------------------




   (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
   (b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
   (c) For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
   (d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
   (e) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
   (f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

MANAGER OF MANAGERS EXEMPTION
The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For all Seligman funds and for Columbia Frontier, Columbia Seligman Global Technology, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, RiverSource California Tax-Exempt, RiverSource Cash Management, Columbia Diversified Bond, Columbia Global Bond, Columbia High Yield Bond, RiverSource Intermediate Tax-Exempt, Columbia Minnesota Tax-Exempt, RiverSource New York Tax-Exempt, RiverSource Short Duration U.S. Government, Columbia AMT-Free Tax-Exempt Bond, RiverSource Tax-Exempt High Income and Columbia U.S. Government Mortgage funds: if the fund was to seek to rely on the order, holders of a majority of the fund's outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.


Statement of Additional Information - Dec. 30, 2010                     Page 112

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 17. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor     Barrow, Hanley, Mewhinney &                        A      1.00% on the first $10 million,
Small Cap Value            Strauss (BHMS)(a)                                         reducing to 0.30% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------

                           Donald Smith & Co., Inc.                          N/A     0.60% on the first $175 million,
                           (Donald Smith)(a)                                         reducing to 0.55% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------

                           Metropolitan West Capital Management, LLC          B      0.50% on all assets
                           (MetWest Capital)
                           (effective April 24, 2006)
                           ------------------------------------------------------------------------------------------------------

                           Turner Investment Partners, Inc. (Turner)         N/A     0.50% on the first $50 million, reducing to
                           (effective Feb. 19, 2010)                                 0.35% as assets increase.(a)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Davis Selected Advisers,                          N/A     0.45% on the first $100 million, reducing to
Fundamental Value          LP (Davis)(a), (b)                                        0.25% as assets increase
                           (effective June 18, 2001)
---------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-  Threadneedle International Limited(b)              D      0.50% on the first $250 million, reducing to
Japan                      (Threadneedle)                                            0.40% as assets increase, and subject to a
                           (effective July 15, 2009)                                 performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets  Threadneedle(b)                                    D      0.45% of the first $150 million, reducing to
Opportunity                (effective July 9, 2004)                                  0.30% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Columbia European Equity   Threadneedle(b)                                    D      0.35% of the first $150 million, reducing to
                           (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Columbia Global Equity     Threadneedle(b)                                    D      0.35% of the first $150 million, reducing to
                           (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(b)
---------------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended   Threadneedle(b)                                    D      0.70% of the first $250 million, reducing to
Alpha                      (effective Aug. 1, 2008)                                  0.60% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 113

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor     AllianceBernstein L.P.                            N/A     0.65% on the first $75 million, reducing to
International Value        (AllianceBernstein)                                       0.30% as assets increase
                           (effective Sept. 17, 2001)
                           ------------------------------------------------------------------------------------------------------

                           Mondrian Investment Partners Limited              N/A     0.70% on all assets
                           (Mondrian)
                           (effective August 18, 2008)
                           ------------------------------------------------------------------------------------------------------

                           Tradewinds Global Investors, LLC                  N/A     0.50% on the first $250 million, reducing to
                           (Tradewinds)                                              0.40 as assets increase
                           (effective August 18, 2008)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Columbia Wanger Asset Management LLC               C      0.70% on the first $150 million, reducing to
International Select       (Columbia WAM)(a),(d)                                     0.50% as assets increase
Growth                     (effective Sept. 5, 2001)
---------------------------------------------------------------------------------------------------------------------------------


RiverSource Partners       Columbia WAM(a),(d)                                C      0.70% on the first $150 million, reducing to
International Small Cap    (effective Aug. 10, 2009)                                 0.50% as assets increase
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global        Threadneedle(b)                                    D      0.45% of the first $250 million, reducing to
Equity Income              (effective Aug. 1, 2008)                                  0.35% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle               Threadneedle(b)                                    D      0.35% of the first $150 million, reducing to
International Opportunity  (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle        LaSalle Investment Management (Securities),        E      0.30% on the first $37 million, 0.65% on the
Global Real Estate         L.P. (LaSalle Securities U.S.)                            next $43 million, and 0.49% thereafter.
                           (since inception)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle        LaSalle Securities U.S.                            E      0.30% on the first $58 million, 0.65% on the
Monthly Dividend Real      (since inception)                                         next $42 million, and 0.45% thereafter.
Estate
---------------------------------------------------------------------------------------------------------------------------------



    (a) The fee is calculated based on the combined net assets subject to the subadviser's investment management.

    (b) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the publicly issued securities of the investment manager's parent company, Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

    (c) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table
        14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to the following amount of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement: 50% for Threadneedle Emerging Markets, Threadneedle European Equity, Threadneedle Global Equity and Threadneedle International Opportunity; 100% for Threadneedle Global Equity Income and Threadneedle Global Extended Alpha. The performance incentive adjustment was effective Dec. 1, 2004.

    (d) On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC, including Columbia WAM, from Bank of America (the "Columbia Transaction"). As a result of the Columbia Transaction, Columbia WAM is an indirect, wholly-owned subsidiary of Ameriprise Financial.

A -     BHMS is an independent-operating subsidiary of Old Mutual Asset
        Management.

B - Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

C - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

D -     Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
        Financial.

E - LaSalle Investment Management (Securities), L.P. is an affiliate of Jones Lang LaSalle Incorporated.


Statement of Additional Information - Dec. 30, 2010                     Page 114

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 18. SUBADVISORY FEES


                                                                                     SUBADVISORY FEES PAID
                                                                             ------------------------------------
FUND                                             SUBADVISER                     2010         2009         2008
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap  BHMS                                       $  491,375   $  437,027   $  865,372
Value
                                  -------------------------------------------------------------------------------------
                                  Donald Smith                                  587,548      497,789      984,692
                                  -------------------------------------------------------------------------------------

                                  MetWest Capital                               491,635      466,432      955,503
                                  -------------------------------------------------------------------------------------

                                  Turner                                         89,142(a)       N/A          N/A
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: Franklin Portfolio             N/A       22,583      964,510
                                  Associates
                                  (from March 2004 to June 6, 2008)
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: Federated MDTA, LLC        325,109      443,715          N/A(a)
                                  (from June 6, 2008 to Feb. 19, 2010)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental  Davis                                       1,688,264    2,020,698    3,220,929
Value
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan    Threadneedle                                  995,409       42,462(e)       N/A
-----------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets         Threadneedle                                2,539,990    1,469,749    2,801,637
Opportunity
-----------------------------------------------------------------------------------------------------------------------


Columbia European Equity          Threadneedle                                  247,803      260,772      443,279
-----------------------------------------------------------------------------------------------------------------------


Columbia Global Equity            Threadneedle                                1,364,749    1,168,151    2,269,177
-----------------------------------------------------------------------------------------------------------------------


Columbia Global Extended Alpha    Threadneedle                                   69,698       43,117       11,750(f)
-----------------------------------------------------------------------------------------------------------------------


Columbia Multi-Advisor            AllianceBernstein                           1,719,844    2,170,338    6,268,208
International Value
                                  -------------------------------------------------------------------------------------

                                  Mondrian                                      751,416      714,196       77,048(b)
                                  -------------------------------------------------------------------------------------

                                  Tradewinds                                    974,854    1,116,798      129,124(b)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners              Columbia WAM                                1,628,321      956,567    1,557,963
International Select Growth
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Principal Global           706,892      866,239    1,849,485
                                  Investors, LLC (from April 24, 2006 to
                                  May 6, 2010)
-----------------------------------------------------------------------------------------------------------------------


RiverSource Partners              Columbia WAM                                  507,839       41,203(c)       N/A
International Small Cap
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Batterymarch               179,169      188,913      386,194
                                  Financial Management, Inc. (from April
                                  24, 2006 to April 30, 2010)
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: AIG Global Investment            0      127,498(d)   355,245
                                  Corp. (from April 24, 2006 to Aug. 7,
                                  2009)
-----------------------------------------------------------------------------------------------------------------------



Threadneedle Global Equity        Threadneedle                                  132,036      104,654        9,057(f)
Income
-----------------------------------------------------------------------------------------------------------------------


Threadneedle International        Threadneedle                                1,244,364    1,254,178    1,907,215
Opportunity
-----------------------------------------------------------------------------------------------------------------------

                                                                                2009         2008         2007
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real   LaSalle Securities U.S.                    $   36,482      121,606      148,985
Estate
-----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly       LaSalle Securities U.S.                        71,093      230,019      413,983
Dividend Real Estate
-----------------------------------------------------------------------------------------------------------------------



(a) The subadviser did not begin managing the fund until after the fund's fiscal year end.
(b)    For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.
(c)    For the fiscal period from Aug. 10, 2009 to Oct. 31, 2009.


Statement of Additional Information - Dec. 30, 2010                     Page 115

(d)    For the fiscal period from Nov. 1, 2008 to Aug. 7, 2009.
(e)    For the fiscal period from July 15, 2009 to Oct. 31, 2009.
(f)    For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the fund's portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 19. PORTFOLIO MANAGERS



                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income  Colin Lundgren       16 RICs              $1.34 billion   None                 None
Builder Fund                          16 other accounts    $271.73 million                                       (6)        (18)
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo(i)  1 RIC                $341.48 million None                 None
                                      2 other accounts     $0.08 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia Income  Colin Lundgren       16 RICs              $1.18 billion   None                 $100,001 -
Builder Fund II                       16 other accounts    $271.73 million                      $500,000         (6)        (18)
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo(i)  1 RIC                $341.48 million None                 None
                                      2 other accounts     $0.08 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia Income  Colin Lundgren       16 RICs              $1.38 billion   None                 None
Builder Fund III                      16 other accounts    $271.73 million                                       (6)        (18)
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo(i)  1 RIC                $341.48 million None                 None
                                      2 other accounts     $0.08 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder
Aggressive
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(j)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(j)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(j)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(j)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder
Conservative
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(j)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(j)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(j)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(j)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 116

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder Moderate
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(j)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(j)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(j)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(j)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder Moderate
Aggressive
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(j)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(j)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(j)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(j)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.56 billion   None                 $10,001 -
Portfolio                             7 other accounts     $1.36 million                        $50,000          (1)        (19)
Builder Moderate
Conservative
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.56 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(j)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(j)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(j)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(j)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder Total
Equity
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(j)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(j)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(j)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(j)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million

------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 117

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P  Alfred F. Alley      4 RICs               $6.5 billion    None                 None             (3)        (32)
500 Index        III(j)               3 PIVs               $175.0 million
                                      19 other accounts    $4.0 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Alfred F. Alley      4 RICs               $6.5 billion    None                 None             (3)        (32)
Small Company    III(j)               3 PIVs               $175.0 million
Index                                 19 other accounts    $4.0 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Equity  Steve Schroll        12 RICs              $14.61 billion  8 RICs ($14.05 B)    $50,001 -
Value                                 2 PIVs               $69.61 million                       $100,000         (2)        (20)
                                      18 other accounts(c) $538.36 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $14.61 billion  8 RICs ($14.05 B)    $100,001 -
                                      2 PIVs               $69.61 million                       $500,000
                                      17 other accounts(c) $538.66 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $14.61 billion  8 RICs ($14.05 B)    $50,001 -
                                      2 PIVs               $69.61 million                       $100,000
                                      21 other accounts(c) $543.80 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Michael E. Hoover(j) 1 RIC                $689.7 million  None                 None             (3)        (32)
Precious Metals                       3 PIVs               $689.7 million
and Mining                            3 other accounts     $0.74 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20  Steve Schroll        12 RICs              $14.76 billion  8 RICs ($14.2 B)     $10,001-
Contrarian                            2 PIVs               $70.44 million                       $50,000          (2)        (20)
Equity                                18 other accounts(c) $539.06 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $14.76 billion  8 RICs ($14.2 B)     $500,001-
                                      2 PIVs               $70.44 million                       $1,000,000
                                      17 other accounts(c) $539.57 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $14.76 billion  8 RICs ($14.2 B)     $100,001-
                                      2 PIVs               $70.44 million                       $500,000
                                      21 other accounts(c) $544.59 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Warren Spitz         None                 None            None                 Over             (2)        (20)
Recovery and                                                                                    $1,000,000
Infrastructure
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(k)       8 other accounts     $1.50 million                                         (1)        (19)
2010
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2010                     Page 118

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(k)       8 other accounts     $1.50 million                                         (1)        (19)
2015
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 $1- $10,000
                                      7 other accounts     $1.13 million
                 --------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              8 other accounts     $1.50 million   None                 None             (1)        (19)
Retirement Plus  Bergene(b),(k)
2020
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None             (1)        (19)
Retirement Plus  Bergene(b),(k)       8 other accounts     $1.50 million
2025
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None             (1)        (19)
Retirement Plus  Bergene(b),(k)       8 other accounts     $1.50 million
2030
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 119

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(k)       8 other accounts     $1.50 million                                         (1)        (19)
2035
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(k)       8 other accounts     $1.50 million                                         (1)        (19)
2040
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(k)       8 other accounts     $1.50 million                                         (1)        (19)
2045
                 --------------------------------------------------------------------------------------------
                 David M. Joy(k)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(k)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia High    Jennifer Ponce de    6 RICs               $4.04 billion   2 RICs ($527.4 M)    None             (2)        (23)
Yield Bond       Leon                 1 PIV                $9.33 million
                                      27 other accounts    $4.58 billion
                 --------------------------------------------------------------------------------------------
                 Brian Lavin          12 RICs              $8.92 billion   None                 None
                                      1 PIV                $9.33 million
                                      4 other account      $683.4 million
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 120

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-  DONALD SMITH:
Advisor Small    Donald G. Smith      2 RICs               $832.0 million  1 RIC ($790 M);
Cap Value
                 --------------------
                 Richard L. Greenberg 1 PIV                $67.0 million   1 other account ($68 None             (10)       (26)
                                      33 other accounts    $2.0 billion    M)
                 -------------------------------------------------------------------------------------------------------------------
                 BHMS:
                 James S. McClure     4 RICs               $824.6 million
                 --------------------
                 John P. Harloe       1 PIV                $5.4 million    None                 None             (12)       (27)
                                      15 other accounts    $572.3 million
                 -------------------------------------------------------------------------------------------------------------------
                 METWEST:
                 Samir Sikka          5 RICs               $472.7 million  1 other account      None             (13)       (28)
                                      3 PIVs               $84.3 million   ($53.9 M)
                                      12 other accounts    $193.8 million
                 -------------------------------------------------------------------------------------------------------------------
                 TURNER:
                 David Kovacs         4 RICs               $315.0 million  1 PIV ($2 M)         None             (4)        (21)
                                      7 PIVs               $46.0 million
                                      6 other accounts     $23930 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia U.S.    Jason J. Callan      4 RICs               $1.84 billion   None                 None             (2)        (23)
Government                            3 other accounts     $0.34 million
Mortgage
                 --------------------------------------------------------------------------------------------
                 Tom Heuer            4 RICs               $1.84 billion   None                 None
                                      2 other accounts     $0.40 million

------------------------------------------------------------------------------------------------------------------------------------

RiverSource      DAVIS:                                                    None                 None(f)          (9)        (25)
Partners         Christopher C. Davis 26 RICs              $54.0 billion
Fundamental                           12 PIVs              $1.0 billion
Value                                 117 other            $8.0 billion
                                      accounts(d)
                 ---------------------------------------------------------
                 Kenneth C. Feinberg  24 RICs              $54.0 billion
                                      11 PIVs              $1.0 billion
                                      107 other            $7.0 billion
                                      accounts(d)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Leonard A. Aplet(l)  11 RICs              $2.90 billion   None                 None
Short Duration                        8 PIVs               $3.56 billion                                         (3)        (32)
U.S. Government                       85 other accounts    $10.93 billion
                 --------------------------------------------------------------------------------------------
                 Gregory S.           1 RICs               $2.48 billion   None                 None
                 Liechty(l)           13 other accounts    $71.3 million
                 --------------------------------------------------------------------------------------------
                 Ronald B. Stahl(l)   11 RICs              $2.90 billion   None                 None
                                      6 PIVs               $785.66 million
                                      53 other accounts    $3.88 billion
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Steve Schroll        12 RICs              $12.06 billion  8 RICs ($11.57 M)    $100,001-
Dividend                              2 PIVs               $58.92 million                       $500,000
Opportunity                           21 other accounts(c) $467.85 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $12.06 billion  8 RICs ($11.57 M)    $100,001-
                                      2 PIVs               $58.92 million                       $500,000
                                      17 other accounts(c) $468.59 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $12.06 billion  8 RICs ($11.57 M)    $10,001-         (2)        (20)
                                      2 PIVs               $58.92 million                       $50,000
                                      18 other accounts(c) $473.07 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource Real Arthur J. Hurley     1 RIC                $332.0 million  None                 None             (3)        (32)
Estate                                7 other accounts     $0.40 million
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 121

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Lynn Hopton          11 PIVs              $4.85 billion   None                 None             (2)        (29)
Floating Rate                         11 other accounts    $440.11 million
                 --------------------------------------------------------------------------------------------
                 Yvonne Stevens       11 PIVs              $4.85 billion   None                 None
                                      11 other accounts    $436.48 million
                 --------------------------------------------------------------------------------------------
                 Steve Staver         5 other accounts     $0.81 million   None                 None
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income  Brian Lavin          12 RICs              $8.19 billion   None                 None             (2)        (23)
Opportunities                         1 PIV                $10.40 million
                                      3 other account      $684.85 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Nicholas Pifer(l)    6 RICs               $4.67 billion   None                 None             (2)        (23)
Inflation                             3 PIVs               $21.58 million
Protected                             19 other accounts    $4.99 billion
Securities
                 --------------------------------------------------------------------------------------------
                 VishaI Khanduja      1 RIC                $2.24 billion   None                 None
                                      3 other accounts     $0.09 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large   Brian M. Condon      12 RICs              $4.92 billion   1 PIV ($23 M)        None             (3)        (32)
Core                                  8 PIVs               $707 million
Quantitative                          43 other accounts    $2.63 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Limited Tom Murphy           6 RICs               $12.38 billion  2 RICs ($1.53 B);    Over             (2)        (23)
Duration Credit                       2 PIVs               $715.72 million 1 other account      1,000,000
                                      17 other accounts    $12.88 billion  ($30.68 M)
                 --------------------------------------------------------------------------------------------
                 Timothy J. Doubek    1 RIC                $2.05 billion   1 other account      $10,001 -
                                      5 other account      $31.88 million  ($30.68 M)           $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Brian M. Condon      12 RICs              $8.52 billion   1 PIV ($23 M)        None             (3)        (32)
Disciplined                           8 PIVs               $707 million
Small and Mid                         43 other accounts    $2.63 billion
Cap Equity
                 --------------------------------------------------------------------------------------------
                 Alfred F. Alley III  6 RICs               $6.81 billion   None                 None
                                      6 PIVs               $846.76 million
                                      17 other accounts    $1.28 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Brian M. Condon      12 RICs              $8.61 billion   1 PIV ($23 M)        None             (3)        (32)
Disciplined                           8 PIVs               $707 million
Small and Mid                         43  other accounts   $2.63 billion
Cap Value
                 --------------------------------------------------------------------------------------------
                 Alfred F. Alley III  6  RICs              $6.90 billion   None                 None
                                      6 PIVs               $846.76 million
                                      17 other accounts    $1.28 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Tom Murphy           5 RICs               $7.96 billion   2 RICs ($1.46 B);    $10,001 -        (2)        (23)
Diversified Bond                      2 PIVs               $709.69 million 1 other account      $50,000
                                      18 other accounts    $13.30 billion  ($29.94 M)
                 --------------------------------------------------------------------------------------------
                 Jennifer Ponce de    6 RICs               $5.60 billion   2 RICs ($1.46 B);    None
                 Leon                 27 other accounts    $4.68 billion   1 other account
                                                                           ($29.94 M)
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       22 RICs              $38.96 billion  2 RICs ($1.46 B)     $100,001 -
                                      9 other accounts     $272.65 million                      $500,000
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Catherine Stienstra  10 RICs              $4.15 billion   None                 None             (2)        (23)
Minnesota Tax-                        12 other accounts    $6.80 billion
Exempt
                 --------------------------------------------------------------------------------------------
                 Mary Grindland(m)    1 RIC                $67.34 billion  None                 $10,001 -
                                      6 other accounts     $0.42 million                        $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Catherine Stienstra  10 RICs              $4.35 billion   None                 None             (2)        (23)
California Tax-                       12 other accounts    $6.80 billion
Exempt
------------------------------------------------------------------------------------------------------------------------------------
RiverSource New  Catherine Stienstra  10 RICs              $4.45 billion   None                 None             (2)        (23)
York Tax-Exempt                       12 other accounts    $6.80 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUND WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Laton Spahr          12 RICs              $9.94 billion   8 RICs ($9.42 B)     $100,001-
Diversified                           2 PIVs               $59.51 million                       $500,000
Equity Income                         16 other accounts    $544.22 million
                 ---------------------------------------------------------                      -------------
                 Steve Schroll        12 RICs              $9.94 billion   8 RICs ($9.42 B)     $50,001-         (2)        (20)
                                      2 PIVs               $59.51 million                       $100,000
                                      18 other accounts    $543.14 million
                 ---------------------------------------------------------                      -------------
                 Paul Stocking        12 RICs              $9.94 billion   8 RICs ($9.42 B)     Over
                                      2 PIVs               $59.51 million                       $1,000,000
                                      20 other accounts    $549.37 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large   Brian M. Condon      11 RICs              $7.92 billion   1 PIV ($22 M)        None             (3)        (32)
Growth                                9 PIVs               $757  million
Quantitative                          40 other accounts    $2.798 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large   Brian M. Condon      11 RICs              $8.429 billion  1 PIV ($22 M)        None             (3)        (32)
Value                                 9 PIVs               $757 million
Quantitative                          40 other accounts    $2.798 billion
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 122

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Laton Spahr          12 RICs              $12.18 billion  8 RICs ($9.42 B)     $50,001-
Value                                 2 PIVs               $59.51 million                       $100,000
Opportunity                           16 other accounts    $544.22 million
                 ---------------------------------------------------------                      -------------
                 Steve Schroll        12 RICs              $12.18 billion  8 RICs ($9.42 B)     $50,001-         (2)        (20)
                                      2 PIVs               $59.51 million                       $100,000
                                      18 other accounts    $543.14 million
                 ---------------------------------------------------------                      -------------
                 Paul Stocking        12 RICs              $12.18 billion  8 RICs ($9.42 B)     $50,001-
                                      2 PIVs               $59.51 million                       $100,000
                                      20 other accounts    $549.37 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Anwiti Bahuguna      36 RICs              $6.558 billion  None                 None
Strategic                             35 PIVs              $4.45 billion
Allocation                            21 other accounts    $252 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore          38 RICs              $7.93 billion   None                 None
                                      35 PIVs              $4.45 billion
                                      20 other accounts    $255 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson        36 RICs              $6.558 billion  None                 None             (3)        (32)
                                      35 PIVs              $4.45 billion
                                      16 other accounts    $252 million
                 --------------------------------------------------------------------------------------------
                 Marie M. Schofield   36 RICs              $6.558 billion  None                 None
                                      35 PIVs              $4.45  billion
                                      17 other accounts    $253 million
                 -------------------------------------------------------------------------------------------------------------------
                 David M. Joy         31 RICs              $6.27 billion   None                 None             (2)        (19)
                                      6 other accounts     $1.14 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Steve Schroll        12 RICs              $13.77 billion  8 RICs ($9.42 B)     None             (2)        (20)
Balanced                              2 PIVs               $59.51 million
                                      18 other accounts    $543.14 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $13.77 billion  8 RICs ($9.42 B)     None
                                      2 PIVs               $59.51 million
                                      16 other accounts    $544.22 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $13.77 billion  8 RICs ($9.42 B)     None
                                      2 PIVs               $59.51 million
                                      20 other accounts    $549.37 million
                 -------------------------------------------------------------------------------------------------------------------
                 Tom Murphy           5 RICs               $12.73 billion  1 RIC ($933.4 M);    None             (2)        (23)
                                      2 PIVs               $716.23 million 1 other account
                                      17 other accounts    $13.57 billion  ($23.54 M)
                 --------------------------------------------------------------------------------------------
                 Jennifer Ponce de    6 RICs               $3.34 billion   1 RIC ($933.4 M);    None
                 Leon                 1 PIV                $10.56 million  1 other account
                                      25 other accounts    $4.88 billion   ($6.21 M)
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       14 RICs              $48.53 billion  1 RIC ($933.4 M)     None
                                      9 other accounts     $277.27 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Colin Lundgren       14 RICs              $48.78 billion  2 RICs ($1.54 B)     None
Strategic Income                      9 other accounts     $277.27 million
Allocation
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo     11 RICs              $43.37 billion  None                 $1-$10,000       (2)        (23)
                                      2 other accounts     $0.09 million
                 --------------------------------------------------------------------------------------------
                 Brian Lavin          12 RICs              $9.49 billion   None                 None
                                      1 PIV                $10.56 million
                                      3 other account      $695.44 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  11 RICs              $4.07 billion   None                 None             (2)        (23)
California                            12 other accounts    $6.70 billion
Municipal High-
Yield
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  11 RICs              $4.07 billion   None                 None             (2)        (23)
California                            12 other accounts    $6.70 billion
Municipal
Quality
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  11 RICs              $4.04 billion   None                 None             (2)        (23)
Minnesota                             12 other accounts    $6.70 billion
Municipal
                 --------------------------------------------------------------------------------------------
                 Mary Grindland       1 RIC                $355.48 million None                 None
                                      6 other accounts     $0.3 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Kimberly Campbell    7 RICs               $3.45 billion   None                 None             (3)        (32)
National                              18 other accounts    $960,000
Municipal
------------------------------------------------------------------------------------------------------------------------------------
Seligman New     Catherine Stienstra  11 RICs              $4.02 billion   None                                  (2)        (23)
York Municipal                        12 other accounts    $6.70 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Nicholas Pifer       6 RICs               $5.38 billion   2 other accounts     $50,001-         (2)        (23)
Absolute Return                       1 PIV                $7.44 million   ($92.12 M)           $100,000
Currency and                          18 other accounts    $4.99 billion
Income
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 123

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia Asia    THREADNEEDLE:
Pacific ex-Japan
                 Vanessa Donegan      5 RICs               $3.86 billion   2 RICs               None(f)          (14)       (36)
                                      9 other accounts     $4.62 billion
                 ------------------------------------------------------------------------------
                 Rafael Polatinsky    2 RICs               $1.66 billion   2 RICs
                                      3 other accounts     $840.0 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Nicholas Pifer       6 RICs               $5.02 billion   2 other accounts     $10,001-
Emerging Markets                      1 PIV                $7.44 million   ($92.12 M)           $50,000          (2)        (23)
Bond                                  18 other accounts    $4.99 billion
                 --------------------------------------------------------------------------------------------
                 Jim Carlene          6 PIVs               $63.99 million  None                 $10,001-
                                      5 other accounts     $1.32 million                        $50,000
------------------------------------------------------------------------------------------------------------------------------------
Columbia         THREADNEEDLE:
Emerging Markets
Opportunity
                 Vanessa Donegan      5 RICs               $4.64 billion   2 RICs               None(f)          (14)       (36)
                                      9 other accounts     $4.62 billion
                 ------------------------------------------------------------------------------
                 Rafael Polatinsky    2 RICs               $1.66 billion   2 RICs
                                      3 other accounts     $840.0 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         THREADNEEDLE:
European Equity
                 Dan Ison             4 RICs               $1.07 billion   1 RIC ($95 M)        None(f)          (14)       (36)
------------------------------------------------------------------------------------------------------------------------------------
Columbia         John K. Schonberg    8 RICs               $1.85 billion   2 RICs ($1.46 B)     None             (2)        (37)
Frontier                              2 PIVs               $29.31 million
                                      6 other accounts     $1.58 million
                 ---------------------------------------------------------                      -------------
                 Sam Murphy           2 RICs               $1.46 billion                        None
                                      3 other accounts     $0.14 million
                 ---------------------------------------------------------                      -------------
                 Mike Marzolf         2 RICs               $1.46 billion                        None
                                      3 other accounts     $0.08 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Global  Nicholas Pifer       6 RICs               $5.02 billion   2 other accounts     $50,001-         (2)        (23)
Bond                                  1 PIV                $7.44 million   ($92.12 M)           $100,000
                                      18 other accounts    $4.99 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Global  THREADNEEDLE:
Equity
                 Stephen Thornber     3 RICs               $114.0 million  2 RICs ($79 M)       None(f)          (14)       (36)
                                      1 other account      $455.0 million
                 ------------------------------------------------------------------------------
                 Andrew Holliman      3 RICs               $164.0 million  1 RIC ($10 M)
                                      1 other account      $253.0 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Global  THREADNEEDLE:
Extended Alpha
                 Andrew Holliman      3 RICs               $154.0 million  1 RIC ($10 M)        None(f)          (14)       (36)
                                      1 other account      $253.0 million
                 ------------------------------------------------------------------------------
                 Jeremy Podger        4 RICs               $2.92 billion   1 RIC ($2 M)
                                      2 other accounts     $64.0 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-  ALLIANCEBERNSTEIN:
Advisor
International
Value
                 Kevin F. Simms       210 RICs             $35.55 billion  3 RICs ($6.74 B);    None             (16)       (33)
                                      339 PIVs             $20.71 billion  13 PIVs ($1.26 B);
                                      33,200 other         $83.31 billion  66 other accounts
                                      accounts                             ($8.53 B)
                 ------------------------------------------------------------------------------
                 Henry S. D'Auria     165 RICs             $33.38 billion  3 RICs ($6.74 B);
                                      247 PIVs             $18.70 billion  10 PIVs ($1.21 B);
                                      33,196 other         $82.94 billion  66 other accounts
                                      accounts                             ($8.53 B)
                 ------------------------------------------------------------------------------
                 Sharon E. Fay        212 RICs             $36.11 billion  3 RICs ($6.74 B); 15
                                      363 PIVs             $24.01 billion  PIVs ($1.53 B); 87
                                      33,374 other         $92.72 billion  other accounts
                                      accounts                             ($9.38 B)
                 ------------------------------------------------------------------------------
                 Eric J. Franco       74 RICs              $16.54 billion  1 RIC ($2.12 B);
                                      122 PIVs             $6.40 billion   1 PIV ($0); 8 other
                                      142 other accounts   $17.14 billion  accounts ($1.16 B)
                 -------------------------------------------------------------------------------------------------------------------
                 MONDRIAN:
                 Ormala Krishnan      1 RIC                $456.0 million  None                 None             (8)        (34)
                                      1 PIV                $1.54 billion
                                      9 other accounts     $1.19 million
                 -------------------------------------------------------------------------------------------------------------------
                 TRADEWINDS:
                 Peter Boardman       6 RICs               $2.17 billion   None                 None             (11)       (35)
                                      11 PIVs              $984.8 million
                                      40,383 other         $13.31 billion
                                      accounts
                 ---------------------------------------------------------
                 Alberto Jimenez      6 RICs               $2.19 billion
                 Crespo               11 PIVs              $985.0 million
                                      40,380 other         $13.11 billion
                                      accounts
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 124

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Richard M. Parower   3 RICs               $3.97 billion   None                 None             (2)        (30)
Seligman Global                       5 PIVs               $1.96 billion
Technology                            9 other accounts     $416.27 million
                 ---------------------------------------------------------                      -------------
                 Paul H. Wick         4 RICs               $4.27 billion                        None
                                      5 PIVs               $1.96 billion
                                      6 other accounts     $411.85 million
                 ---------------------------------------------------------                      -------------
                 Reema D. Shah        3 RICs               $3.97 billion                        None
                                      5 PIVs               $1.96 billion
                                      10 other accounts    $412.34 million
                 ---------------------------------------------------------                      -------------
                 Ajay Diwan           4 RICs               $4.27 billion                        None
                                      5 PIVs               $1.96 billion
                                      10 other accounts    $410.98 million
                 ---------------------------------------------------------                      -------------
                 Benjamin Lu          1 RIC                $5.58 million
                                      2 PIVs               $26.89 million
                                      1 other account      $0.001 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Fred Copper          8 RICs               $1.5 billion    None                 None             (3)        (32)
Disciplined                           2 PIVs               $569.2 million
International                         22 other accounts    $69.9 million
Equity
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      COLUMBIA WAM:
Partners
International    P. Zachary Egan      3 RICs               $6.3 billion    None                 None             (15)       (31)
Select
Growth           ---------------------------------------------------------
                 Louis J. Mendes III  4 RICs               $7.1 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      COLUMBIA WAM:
Partners
International
Small Cap
                 P. Zachary Egan      3 RICs               $6.5 billion    None                 None             (15)       (31)
                 ---------------------------------------------------------
                 Louis Mendes III     4 RICs               $7.4 billion
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
Global Equity
Income
                 Stephen Thornber     3 RICs               $486.0 million  2 RICs ($79 M)       None(f)          (14)       (36)
                                      1 other account      $455.0 million
                 ------------------------------------------------------------------------------
                 Jeremy Podger        4 RICs               $2.92 billion   1 RIC ($2 M)
                                      2 other accounts     $64.0 million
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
International
Opportunity
                 Alex Lyle            16 PIVs              $1.88 billion   None                 None(f)          (14)       (36)
                                      33 other accounts    $2.37 billion
                 ---------------------------------------------------------
                 Esther Perkins       4 other accounts     $986.0 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-    Catherine Stienstra  10 RICs              $3.82 billion   None                 None             (2)        (23)
Free Tax-Exempt                       11 other accounts    $6.50 billion
Bond
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap John K. Schonberg    7 RICs               $745.93 million
Growth                                2 PIVs               $15.93 million
Opportunity                           6 other accounts     $1.12 million
                 ---------------------------------------------------------
                 Sam Murphy           1 RIC                $364.11 million 1 RIC ($364.11 M)    None             (2)        (37)
                                      3 other accounts     $0.12 million
                 ---------------------------------------------------------
                 Mike Marzolf         1 RIC                $364.11 million
                                      2 other accounts     $0.05 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Brian M. McGreery(l) 7 RICs               $4.20 billion   None                 None             (3)        (32)
Intermediate                          7 other accounts     $640.57 million
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax- Kimberly Campbell(l) 7 RICs               $3.40 billion   None                 None             (3)        (32)
Exempt High                           18 other accounts    $0.93 million
Income
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select  Neil Eigen           6 RICs               $642.93 million 4 RICs ($544.83 M)   None
Large-Cap Value                       2 PIVs               $149.17 million
                                      65 other accounts(c) $2.92 billion                                         (2)        (22)
                 --------------------------------------------------------------------------------------------
                 Richard Rosen        6 RICs               $642.93 million 4 RICs ($544.83 M)   None
                                      2 PIVs               $149.17 million
                                      70 other accounts(c) $2.88 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select  Neil Eigen           6 RICs               $611.66 million 4 RICs ($513.56 M)   None
Smaller-Cap                           2 PIVs               $149.17 million
Value
                                      65 other accounts(c) $2.92 billion                                         (2)        (22)
                 --------------------------------------------------------------------------------------------
                 Richard Rosen        6 RICs               $611.66 million 4 RICs ($513.56 M)   $1-$10,000
                                      2 PIVs               $149.17 million
                                      70 other accounts(c) $2.88 billion
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 125

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Paul Wick            4 RICs               $851.40 million None                 Over
Seligman
Communications                        5 PIVs               $1.82 billion                        $1,000,000,0-
                                                                                                00
and Information                       6 other accounts     $266.43 million                                       (2)        (30)
                 --------------------------------------------------------------------------------------------
                 Ajay Diwan           4 RICs               $851.40 million None                 None
                                      5 PIVs               $1.82 billion
                                      7 other accounts     $262.94 million
                 --------------------------------------------------------------------------------------------
                 Richard Parower      3 RICs               $566.53 million None                 None
                                      5 PIVs               $1.82 billion
                                      8 other accounts     $265.53 million
                 --------------------------------------------------------------------------------------------
                 Reema Shah           3 RICs               $566.53 million None                 None
                                      5 PIVs               $1.82 billion
                                      8 other accounts     $270.30 million
                 --------------------------------------------------------------------------------------------
                 Sangeeth Peruri      1 RIC                $56.04 million  None                 None
                                      3 PIVs               $874.60 million
                                      9 other accounts     $16.67 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      LASALLE SECURITIES:
LaSalle Global
Real Estate
                 Stan J. Kraska       2 RICs               $113.0 million  4 other accounts     $10,001-         (17)       (39)
                                                                                                $50,000
                                      14 PIVs              $4.15 billion   ($539 M)
                                      29 other accounts    $2.83 billion
                 ---------------------------------------------------------                      -------------
                 George J. Noon       2 RICs               $113.0 million                       None
                 ---------------------------------------------------------                      -------------
                 Keith R. Pauley      14 PIVs              $4.15 billion                        None
                                      28 other accounts    $2.83 billion
                 --------------------------------------------------------------------------------------------
                 Ernst Jan de Leeuw   1 RIC                $87.0 million   2 other accounts     None
                                      16 PIVs              $4.20 billion   ($426 M)
                                      17 other accounts    $1.31 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      LASALLE SECURITIES:
LaSalle
Monthly Dividend Stan J. Kraska       2 RICs               $101.0 million  4 other accounts     $10,001-         (17)       (39)
Real                                                                                            $50,000
Estate                                14 PIVs              $4.15 billion   ($539 M)
                                      29 other accounts    $2.83 billion
                 ---------------------------------------------------------                      -------------
                 George J. Noon       2 RICs               $101.0 million                       None
                 ---------------------------------------------------------                      -------------
                 Keith R. Pauley      14 PIVs              $4.15 billion
                                      28 other accounts    $2.83 billion                        None
------------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Wayne Collette(j)    10 RICs              $2.55 billion   None                 None
                                      1 PIV                $125.4 million
                                      114 other accounts   $216.4 million
                 --------------------------------------------------------------------------------------------
                 George Myers(j)      7 RICs               $2.13 billion   None                 None
                                      1 PIV                $125.4 million
                                      103 other accounts   $138.8 million
                 --------------------------------------------------------------------------------------------
                 Lawrence W. Lin(j)   7 RICs               $2.13 billion   None                 None             (3)        (32)
                                      1 PIV                $125.4 million
                                      108 other accounts   $138.8 million
                 --------------------------------------------------------------------------------------------
                 Brian D. Neigut(j)   7 RICs               $2.13 billion   None                 None
                                      1 PIV                $125.4 million
                                      105 other accounts   $138.6 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman Growth  John Wilson(j)       5 RICs               $1.65 billion   None                 None
                                      1 PIV                $310.0 million
                                      19 other accounts    $350.0 million
                 --------------------------------------------------------------------------------------------
                 Peter Deininger(j)   1 PIV                $315.0 million  None                 None             (3)        (32)
                                      15 other accounts    $275.0 million
------------------------------------------------------------------------------------------------------------------------------------





    * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Boards of Directors on changes to those subadvisers.




(c) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.



(d)    Wrap accounts have been counted at the sponsor level.



(e) Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.



(f) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.



(g) The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Oct. 31, 2008.



(h) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2009.



(i) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.



(j) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2010.



(k) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.



(l) The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of Aug. 31, 2010.



(m) The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010.



Statement of Additional Information - Dec. 30, 2010                     Page 126

POTENTIAL CONFLICTS OF INTEREST
(1) COLUMBIA MANAGEMENT: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund's allocation among the underlying funds.

        - Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) COLUMBIA MANAGEMENT: Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

        The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

        For portfolio managers Marzolf and Murphy, their responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(3) COLUMBIA MANAGEMENT: Like other investment professionals with multiple clients, a fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

        Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager's Code of Ethics and certain limited exceptions, the investment manager's investment professionals do not have the opportunity to invest in client accounts, other than the funds.

        A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.



Statement of Additional Information - Dec. 30, 2010                     Page 127

        A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

        A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

        "Cross trades," in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

        A fund's portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager's portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(4) TURNER: As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV,
        Part II for a description of some of its policies and procedures in this regard.



(5)

(6) COLUMBIA MANAGEMENT: Management of the Income Builder Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager's investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.


Statement of Additional Information - Dec. 30, 2010                     Page 128

        Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

        - In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

        - The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

        The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(7) AMERICAN CENTURY: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

        Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

        For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

        American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

        Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.


Statement of Additional Information - Dec. 30, 2010                     Page 129

(8) MONDRIAN: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:


        Access to non-public information


        As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian's policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under "Policy Statement on Insider Trading and Securities Fraud". If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.


        Allocation of aggregated trades
        Mondrian may from time to time aggregate trades for a number of its clients.

        Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

        Allocation of investment opportunities
        Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

        Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.


        All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. See also "Side-by-side management of hedge funds" below.



        Cherry picking


        Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian's production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.



        Dealing in investments as agent for more than one party


        Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.


        Allocation of IPO opportunities
        Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

        Dealing in investments as principal in connections with the provision of seed capital
        A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

        Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.


Statement of Additional Information - Dec. 30, 2010                     Page 130

        Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

        Directorships and external arrangements
        Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

        Dual agency
        Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

        Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.


        Employee compensation


        There is a potential risk that Mondrian's compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client's interests ahead of another. Mondrian's compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.


        Employee personal account dealing
        There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

        Gifts and entertainment (received)
        In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of L100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

        Gifts and entertainment (given)
        In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of L200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.


        Investment in shares issued by Companies who are clients of Mondrian


        Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian's list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.



        Management of investment capacity



Statement of Additional Information - Dec. 30, 2010                     Page 131

        Where there is limited capacity in Mondrian's investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian's co-mingled vehicles.


        Performance fees
        Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.


        Portfolio holdings disclosure


        Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under "Policy Statement on Insider Trading and Securities Fraud". Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.



        Portfolio pumping


        Portfolio pumping is the act of bidding up the value of a client's holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client's funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian's investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian's clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian's long-term investment approach.



        Pricing and valuation


        There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.



        Proxy voting


        Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.



        Relationships with consultants


        Investment consultants typically provide advisory services to Mondrian's clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.



Statement of Additional Information - Dec. 30, 2010                     Page 132

        Side-by-side management of hedge funds (Mondrian Alpha Funds)

        Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio. Mondrian acts as investment manager for a Fixed Income Alpha and an Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients. Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.


        Soft dollar arrangements
        Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.


        Step-Out Trades


        A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.



        Transactions with affiliated brokers


        Mondrian does not currently have any affiliated brokers.



        Window dressing


        Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client's performance. Mondrian's investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian's clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian's long-term investment approach.


(9) DAVIS: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

        - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

        - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect

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          the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

        - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(10) DONALD SMITH: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

        Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

        Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.


(11) TRADEWINDS: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:


        - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.


        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.


        - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

        - Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

        Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12) BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(13) METWEST: MetWest Capital's portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts, The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a

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        portfolio manager identifies a limited investment opportunity, such as an IPO that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund's adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

        As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake. In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

(14) THREADNEEDLE: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

        Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(15) COLUMBIA WAM: Like other investment professionals with multiple clients, a Fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor (Columbia Wanger Asset Management) and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

        Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor's Code of Ethics and certain limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

        A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.


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        A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

        A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

        "Cross trades," in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

        A Fund's portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor's portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates.

(16) ALLIANCEBERNSTEIN: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

        Employee Personal Trading

        AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.


        Managing Multiple Accounts for Multiple Clients
        AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional

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        teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

        Allocating Investment Opportunities
        AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

        AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

        To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(17) LASALLE: Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team's management of a Fund's investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account's investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

STRUCTURE OF COMPENSATION
(18) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of Columbia Management has the discretion to

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        increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(19) COLUMBIA MANAGEMENT: The compensation of employees of the investment manager consists of (i) a base salary, (ii) an annual cash bonus, and
        (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio manager Joy, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for the funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covers the three-year period that started in January 2007 and ended in December 2009. Portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other employees of the investment manager. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of investment manager at the same job level.

(20) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. One member of the team does not participate in the pool but instead receives a bonus based on management fees on one product and asset retention efforts associated with other products managed by the team. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(21) TURNER: Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

        The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

(22) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash

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        bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of The investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(23) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(24) AMERICAN CENTURY: The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2009, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

        Base Salary
        Portfolio managers receive base pay in the form of a fixed annual salary.

        Bonus
        A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three- year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund's true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

        Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility.

        Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either

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        measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

        A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative or fixed income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

        A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

        Restricted Stock Plans
        Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

        Deferred Compensation Plans
        Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(25) DAVIS: Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

        Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(26) DONALD SMITH: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(27) BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

        The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(28) METWEST: MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material

Statement of Additional Information - Dec. 30, 2010                     Page 140
        portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

        MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

        Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

(29) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(30) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.


Statement of Additional Information - Dec. 30, 2010                     Page 141

(31) COLUMBIA WAM: For services performed through Dec. 31, 2009 and paid in Feb. 2010, the portfolio managers received all of their compensation from the Advisor and its then parent company, Columbia Management Group, LLC. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and incentive compensation. For the 2009 calendar year, all of a manager's incentive compensation was paid in cash. The Columbia WAM total incentive compensation pool was based on formulas, with investment performance of individual portfolio managers plus firm-wide investment performance, as primary drivers.



        For services performed for the 2010 calendar year and generally paid in early 2011, the portfolio managers will receive all of their compensation in the form of salary and incentive compensation provided in whole by Ameriprise Financial. Typically, a high proportion of a portfolio manager's incentive compensation will be paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Ameriprise Financial restricted stock and/or options. Both plans vest over three years from the date of issuance. Also, as part of the overall incentive for 2010, the portfolio managers receive additional compensation -- a substantial portion of which will be deferred or paid in shares of funds managed by Columbia WAM -- based on performance and continued employment through Dec. 15, 2010.



        Portfolio managers are positioned in a number of compensation tiers based on cumulative performance of the portfolios/stocks that they manage. Portfolio manager performance is measured versus primary portfolio benchmarks. One and three year performance periods primarily drive incentive levels. Incentive compensation varies by tier and can range from between a fraction of base pay to a multiple of base pay, the objective being to provide very competitive total compensation for high performing portfolio managers. Incentives are adjusted up or down up to 15% based on qualitative performance factors, which include investment performance impacts not included in benchmarks such as industry (or country) weighting recommendations, plus adherence to compliance standards, business building, and citizenship.



        In addition, the incentive amounts available for the entire pool for 2011 and 2012 will be adjusted up or down based upon the increase/decrease in Columbia WAM revenues versus an agreed upon based revenue amount. Investment performance, however, impact incentives for more than revenues. Columbia WAM determines incentive compensation, subject to review by Ameriprise Financial.



Statement of Additional Information - Dec. 30, 2010                     Page 142

(32) COLUMBIA MANAGEMENT: As of the funds' most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager's bonus is variable and generally is based on (1) an evaluation of the portfolio manager's investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager's three and five year performance. The investment manager also may consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

   PERFORMANCE BENCHMARKS:

PORTFOLIO
MANAGER              FUND(S)          BENCHMARK(S)                PEER GROUP
---------        ---------------    ---------------    --------------------------------
Alfred F.        RiverSource        Russell 2500       Lipper Mid-Cap Core Funds
  Alley III      Disciplined        Index              Classification
                 Small and Mid
                 Cap Equity
                 RiverSource        Russell 200        Lipper Small Cap Value Funds
                 Disciplined        Value Index        Classification
                 Small Cap Value
                 RiverSource S&P    S&P 500 Index      Lipper S&P 500 Index Objective
                 500 Index                             Funds Classification
                 RiverSource        S&P Small Cap      Lipper Small-Cap Core Funds
                 Small Company      600 Index          Classification
                 Index
Anwiti           Columbia           S&P 500 Index      Lipper Large Cap Core Funds
  Bahuguna,      Portfolio                             Classification
  Colin Moore,   Builder
  Kent           Aggressive,
  Peterson and   Columbia
  Marie M.       Portfolio
  Schofield      Builder
                 Moderate
                 Aggressive and
                 Columbia
                 Portfolio
                 Builder Total
                 Equity
                 Columbia           Barclays           Lipper Mixed-Asset Target
                 Portfolio          Capital U.S.       Allocation Conservative Funds
                 Builder            Aggregate 1-3      Classification
                 Conservative       Years Index and
                                    Blended: 80%
                                    Barclays
                                    Capital U.S.
                                    Aggregate 1-3
                                    Years Index,
                                    20% Barclays
                                    Capital U.S.
                                    Corporate High-
                                    Yield Bond
                                    Index
                 Columbia           S&P 500 Index      Lipper Mixed-Asset Target
                 Portfolio          and  Barclays      Allocation Conservative Funds
                 Builder            Capital U.S.       Classification
                 Moderate           Aggregate Bond
                 Conservative       Index
                 Columbia           S&P 500 Index      Lipper Mixed-Asset Target
                 Portfolio          and  Barclays      Allocation Growth Funds
                 Builder            Capital U.S.       Classification
                 Moderate           Aggregate Bond
                                    Index
                 Columbia           S&P 500 Index,     N/A
                 Retirement Plus    Russell 1000
                 Funds              Index, Russell
                                    1000 Value
                                    Index, Barclays
                                    Capital U.S.
                                    Aggregate Bond
                                    Index, MSCI The
                                    World Index
                                    Net, and MSCI
                                    EAFE Index Net
                 Columbia           S&P 500 Index      Lipper Mixed Asset Target
                 Strategic          and Barclays       Allocation Moderate Funds
                 Allocation         Capital            Classification
                                    Aggregate Bond
                                    Index
Brian M.         Columbia Large     S&P 500 Index      Lipper S&P 500 Index Objective
  Condon         Core                                  Funds Classification
                 Quantitative
                 Columbia Large     Russell 1000       Lipper Large Cap Growth Funds
                 Growth             Growth Index       Classification
                 Quantitative
                 Columbia           Russell 1000       Lipper Large Cap Value Funds
                 Disciplined        Value Index        Classification
                 Large Value
                 Quantitative
                 RiverSource        Russell 2500       Lipper Mid Cap Core Funds
                 Disciplined        Index              Classification
                 Small and Mid
                 Cap Equity
                 RiverSource        Russell 2000       Lipper Small Cap Value Funds
                 Disciplined        Value Index        Classification
                 Small Cap Value
Fred Copper      RiverSource        MSCI EAFE Value    Lipper International Multi-Cap
                 Disciplined        Index              Value Funds Classification
                 International
                 Equity
Wayne M.         Seligman           Russell MidCap     Lipper Mid-Cap Growth Funds
  Collette,      Capital            TR and Russell     Classification
  Lawrence W.                       MidCap Growth
  Lin, George                       TR
  Myers and
  Brian D.
  Neigut
                 Columbia           Russell 2000 TR    Lipper Small Cap Growth Funds
                 Frontier           and Russell        Classification
                                    2000 Growth TR



Statement of Additional Information - Dec. 30, 2010                     Page 143

PORTFOLIO
MANAGER              FUND(S)          BENCHMARK(S)                PEER GROUP
---------        ---------------    ---------------    --------------------------------
Peter            Seligman Growth    Russell 1000       Lipper Large-Cap Growth Funds
  Deininger                         Growth Index       Classification
  and John
  Wilson
Cheryl           RiverSource S&P    S&P 500 Index      Lipper S&P 500 Index Objective
  D'Hollander    500 Index                             Funds Classification
                 RiverSource        S&P Small Cap      Lipper Small-Cap Core Funds
                 Small Company      600 Index          Classification
                 Index
Michael E.       RiverSource        S&P North          Lipper Natural Resources Funds
  Hoover         Precious Metals    American           Classification
                 and Mining         Natural
                                    Resources
                                    Sector Index
Arthur J.        RiverSource        FTSE NAREIT        Lipper Real Estate Funds
  Hurley         Real Estate        Equity REITs       Classification
                                    Index
Laura A.         RiverSource        Barclays           Lipper Multi-Sector Income Funds
  Ostrander      Strategic          Capital            Classification
                 Income             Government/Cre-
                 Allocation         dit Bond Index
                                    and Blended
                                    Benchmark()


          (1) A custom composite, established by the Advisor, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond
               Index -- Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

        The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager's profitability for the year, which is largely determined by assets under management.

(33) ALLIANCEBERNSTEIN: AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

        (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

       (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.


      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Award Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.


       (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
            The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(34) MONDRIAN: Mondrian has the following programs in place to retain key investment staff:

        1. Competitive Salary -- All investment professionals are remunerated with a competitive base salary.

        2. Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).


        3. Equity Ownership -- Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds


Statement of Additional Information - Dec. 30, 2010                     Page 144
           sponsored by Hellman & Friedman LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.


        Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

        At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

        Compensation Committee

        In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

        Defined Contribution Pension Plan
        All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

        Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(35) TRADEWINDS: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm's executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

        Available bonus pool compensation is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on the following:

        - Overall performance of client portfolios;

        - Objective review of stock recommendations and the quality of primary research;

        - Subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

        To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

        Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(36) THREADNEEDLE: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan ("EIP") linked to measures of Threadneedle's corporate success. Threadneedle believes this encourages longevity of service.

        The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

        The split of the profit share focuses on three key areas of success:

        - Performance of own funds and research recommendations,

        - Performance of all portfolios in the individual's team,

        - Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

        Consideration of the individual's general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

        - Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

        - Intra-team discussion, stock research and investment insights,

        - Marketing support, including written material and presentations.


Statement of Additional Information - Dec. 30, 2010                     Page 145

        It is important to appreciate that in order to maximize an individual's rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle's investment principles of sharing ideas and effective communication.

(37) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(38) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by the short term (typically one-year) and long-term (typically three-year and five-year) performance of the accounts managed by the portfolio managers, including the fund, in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(39) LASALLE: Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients' portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

        In addition, equity ownership in Jones Lang LaSalle, the subadvisers' publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle's comprehensive equity ownership program are: (1) Stock Ownership
        Program -- credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan -- program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.


Statement of Additional Information - Dec. 30, 2010                     Page 146

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

            TABLE 20. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                       ------------------------------------------------------------------------------------------
                                                          $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                   $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity           0.080%            0.075%            0.070%             0.060%             0.050%
Columbia Absolute Return Currency and
  Income
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Bond
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International
  Value
Columbia Multi-Advisor Small Cap
  Value
Columbia Select Smaller-Cap Value
Columbia Seligman Global Technology
Columbia Strategic Allocation
RiverSource Disciplined International
  Equity
RiverSource Disciplined Small Cap
  Value
RiverSource LaSalle Global Real
  Estate
RiverSource Partners International
  Select Growth
RiverSource Partners International
  Small Cap
RiverSource Small Company Index
Threadneedle Global Equity Income
Threadneedle International
  Opportunity
---------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond           0.070%            0.065%            0.060%             0.050%             0.040%
Columbia Diversified Bond
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected
  Securities
Columbia Limited Duration Credit
Columbia Minnesota Tax-Exempt
Columbia U.S. Government Mortgage
RiverSource California Tax-Exempt
RiverSource Intermediate Tax-Exempt
RiverSource New York Tax-Exempt
RiverSource Short Duration U.S.
  Government
RiverSource Strategic Income
  Allocation
RiverSource Tax-Exempt High Income
Seligman California Municipal High-
  Yield
Seligman California Municipal Quality
Seligman Minnesota Municipal
Seligman National Municipal
Seligman New York Municipal
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Dec. 30, 2010                     Page 147

                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                       ------------------------------------------------------------------------------------------
                                                          $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                   $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income          0.060%            0.055%            0.050%             0.040%             0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and
  Information
RiverSource Balanced
RiverSource Disciplined Small and Mid
  Cap Equity
RiverSource LaSalle Monthly Dividend
  Real Estate
RiverSource Partners Fundamental
  Value
RiverSource Precious Metals and
  Mining
RiverSource Real Estate
RiverSource S&P 500 Index
Seligman Capital
Seligman Growth
---------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                0.020%            0.020%            0.020%             0.020%             0.020%
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder
  Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate
  Aggressive
Columbia Portfolio Builder Moderate
  Conservative
Columbia Portfolio Builder Total
  Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------------------






Statement of Additional Information - Dec. 30, 2010                     Page 148

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 21. ADMINISTRATIVE FEES

-------------------------------------------------------------------------------------------------------------
                                                     ADMINISTRATIVE SERVICES FEES PAID
                                                                    IN:
---------------------------------------------------------------------------------------------------------
                                                                                              DAILY RATE
                                                                                              APPLIED TO
FUND                                                  2010         2009         2008         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                       $   45,313   $   56,956   $   38,041(a)      0.020%
-------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                        78,128      108,149       82,229(a)      0.020
-------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                       38,950       54,275       45,848(a)      0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                  89,504       96,644      110,897         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                45,451       36,929       26,665         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                   201,685      193,553      183,783         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive        186,977      205,250      223,400         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Conservative       75,988       72,830       62,617         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity                75,724       84,413      101,924         0.020
-------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                              69,721      101,230      158,059         0.060
-------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                       293,026      446,427      738,676         0.080
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------
Columbia Equity Value                                 391,620      448,794      680,124         0.058
-------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                 83,021       64,531       77,686         0.060
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                      31,739       31,071       13,416(b)      0.080
-------------------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                  199,325        4,214(c)       N/A         0.059
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                           1,647        2,441        3,623         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                           4,050        4,449        5,483         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                           4,355        4,871        7,572         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                           4,903        5,145        7,280         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                           4,981        5,001        7,160         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                           3,476        3,258        4,249         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                           2,435        2,051        4,915         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                           2,262        1,726        1,670         0.020
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                            1,077,547      722,190    1,069,014         0.065
-------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                300,718      277,260      565,329         0.080
-------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                     181,856      252,478      285,601         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                340,508      374,303      594,407         0.060
-------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government            470,119      521,265      541,748         0.069
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                         681,093      642,082    1,033,158         0.057
-------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                               103,295       91,566      132,646         0.060
-------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 149

-------------------------------------------------------------------------------------------------------------
                                                     ADMINISTRATIVE SERVICES FEES PAID
                                                                    IN:
---------------------------------------------------------------------------------------------------------
                                                                                              DAILY RATE
                                                                                              APPLIED TO
FUND                                                  2010         2009         2008         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                             $  282,996   $  253,669   $  398,924         0.070%
-------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities                         499,304      219,083      202,872         0.068
-------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities               451,332      515,776      399,972         0.069
-------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                    1,911,088    1,094,618    1,701,542         0.050
-------------------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                      317,896      123,147      115,529         0.069
-------------------------------------------------------------------------------------------------------------
Columbia Money Market                               1,551,462    2,132,989    2,507,729         0.053
-------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity       83,767       77,180       38,114         0.060
-------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                40,614       34,017       30,592         0.080
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                           2,608,739    2,122,615    2,012,548         0.057
-------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                         235,979      212,293      215,249         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                     110,167      113,317      122,235         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                        38,266       37,590       41,455         0.070
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                  2,189,480    1,985,768    3,272,256         0.048
-------------------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                    428,326      203,583      101,276         0.058
-------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                     160,909       69,490          662(d)      0.060
-------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                  1,176,703      946,227    1,335,281         0.053
-------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                         890,778      962,590    1,505,894         0.077
-------------------------------------------------------------------------------------------------------------
RiverSource Balanced                                  368,525      331,811      519,542         0.059
-------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation               233,058      137,849      115,139         0.070
-------------------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield*              24,333        7,436          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality*                 28,101        8,837          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal*                          47,397       14,896          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman National Municipal*                          451,886       42,999          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman New York Municipal*                           58,318       17,197          N/A         0.070
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income          162,872   $  417,444   $  373,454         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan                        172,133        7,807(e)       N/A         0.079
-------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                        197,667      146,703      131,334         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                 491,606      280,656      498,019         0.079
-------------------------------------------------------------------------------------------------------------
Columbia European Equity                               56,787       50,304       96,107         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Frontier*                                     76,326       10,073          N/A         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Global Bond                                  400,481      401,109      572,976         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Global Equity                                366,549      340,869      549,601         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                          6,913        4,908        1,256(f)      0.080
-------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value            568,821      651,133    1,395,090         0.079
-------------------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology*                  405,545      102,757          N/A         0.079
-------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity          398,102      282,974      549,173         0.080
-------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth      312,490      282,773      511,522         0.080
-------------------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap           84,486       38,884       79,183         0.080
-------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                      24,462       16,780        1,528(f)      0.080
-------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                312,222      281,413      460,205         0.080
-------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 150

-------------------------------------------------------------------------------------------------------------
                                                     ADMINISTRATIVE SERVICES FEES PAID
                                                                    IN:
---------------------------------------------------------------------------------------------------------
                                                                                              DAILY RATE
                                                                                              APPLIED TO
FUND                                                  2009         2008         2007         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                $  339,961   $  471,791   $  652,889         0.059
-------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                     453,062      463,150      525,515         0.069
-------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                    61,016       52,367       57,618         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                  1,428,680    1,603,416    1,823,812         0.063
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------
Columbia Government Money Market*                      41,094          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value*                       76,758          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value*                     96,841          N/A          N/A         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and Information*     868,517          N/A          N/A         0.050
-------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate*                 5,942          N/A          N/A         0.080
-------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real Estate*       7,968          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman Capital*                                      68,772          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman Growth*                                      299,785          N/A          N/A         0.055
-------------------------------------------------------------------------------------------------------------



     * Prior to June 15, 2009 for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman New York Municipal, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045, Seligman TargETFund Core, Columbia Seligman Global Technology, Columbia Government Money Market, RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate and prior to June 29, 2009 for Seligman Capital, Columbia Frontier, Columbia Seligman Communications and Information, Seligman Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, and for Seligman National, prior to Aug. 31, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund's management fees as charged by the fund's pervious investment manager.

(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


Statement of Additional Information - Dec. 30, 2010                     Page 151

TRANSFER AGENCY SERVICES

The funds have a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the "transfer agent") (formerly RiverSource Service Corporation) located at One Financial Center, Boston, MA 02111. This agreement governs the transfer agent's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the "distributor") (formerly RiverSource Fund Distributors, Inc.), an indirect wholly-owned subsidiary of Columbia Management, One Financial Center, Boston, MA 02111, serves as the funds' principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                  TABLE 22. SALES CHARGES PAID TO DISTRIBUTOR

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2010           2009            2008              2010           2009             2008
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund     $     245,462  $     466,216   $     688,587(a)  $     (86,426) $     (21,562)   $     (56,086)(a)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II        293,969        654,937       1,279,681(a)       (109,209)        77,641           34,001(a)


Statement of Additional Information - Dec. 30, 2010                     Page 152

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2010           2009            2008              2010           2009             2008
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund     $     189,070  $     296,977   $     831,981(a)  $     (27,745) $        (533)   $     176,661(a)
III
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder           1,656,276      2,081,242       2,848,037           417,384        552,795          799,417
Aggressive
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder             524,245        528,590         384,348             8,450         16,829            4,989
Conservative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder           2,911,626      3,277,766       3,944,827           507,020        661,689          702,939
Moderate
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder           3,171,640      4,181,445       5,635,597           795,856      1,125,393        1,613,677
Moderate Aggressive
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder             885,194        982,012       1,088,559           111,387        153,386          140,630
Moderate Conservative
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder           1,059,706      1,561,130       2,257,735           202,573        319,114          471,536
Total Equity
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                  N/A            N/A             N/A               N/A            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index        265,422        365,094         563,878           265,422        317,088          117,897
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Equity Value                  245,798        374,068         496,313            28,520         65,246           16,594
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and        224,264        159,379         192,503             6,986         55,468           50,572
Mining
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------

Columbia 120/20 Contrarian              44,207         57,137         149,480(b)          2,401          5,429           46,196(b)
Equity
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Recovery and                1,817,351        221,190(c)          N/A           337,598         (7,085)(c)          N/A
Infrastructure
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2010            6,098          7,536          32,694             2,480          1,465           11,266
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015           12,014         17,354          70,298             5,364          5,173           50,360
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2020           20,614         26,015          41,850             8,068         12,539           21,519
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025           15,117         21,208          49,187             6,222          7,872           25,003
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030           14,540         19,999          51,530             5,797          9,336           28,063
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035           11,125         14,670          31,469             5,669          6,101           19,162
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040           18,304         17,700          39,332             8,927          8,815           21,208
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045           15,018         16,697          23,890             6,063          6,510           12,087
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond             1,321,507        974,983         882,107           297,716        108,896           41,174
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small           305,205        287,969         607,350            56,453         38,780          117,005
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------

Columbia U.S. Government               109,683        101,207         136,891           (17,796)       (70,344)        (116,397)
Mortgage
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   340,583        494,967         766,263            14,174         43,220           58,252
Fundamental Value
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S.        392,239        530,165         660,354            35,955        107,433         (152,827)
Government


Statement of Additional Information - Dec. 30, 2010                     Page 153

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2010           2009            2008              2010           2009             2008
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity    $   1,058,723  $     798,182   $   1,648,530     $     175,949  $      39,934    $     206,622
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                 80,410         98,301         211,915            15,331         18,158           63,306
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                 240,774        189,836         380,143           (11,075)        11,806         (174,369)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities        1,196,954        951,690         135,655           271,045        251,745          (11,090)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected           236,120        332,292         407,706            15,969        101,013           51,044
Securities
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Large Core                  1,610,548        261,402         412,821           377,765         67,822           85,890
Quantitative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration            1,033,053        145,544          92,255           119,494         17,573            9,475
Credit
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Money Market                  106,803        367,743         339,219           106,058        367,712          339,111
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small           25,721         24,097          26,228             7,017          7,132            7,923
and Mid Cap Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small            5,507          8,386           6,647             1,133          2,011            1,943
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond            1,584,251      1,922,949       1,992,222            77,260        (92,219)         176,513
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt          551,051        406,782         463,447             2,712         84,001           37,217
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-             96,842         92,347          91,928            13,668          9,806            5,945
Exempt
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt         31,250         20,992          29,401             6,331          8,033            8,217
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity          2,471,025      3,383,179       6,331,545           469,210        496,151        1,204,186
Income
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Large Growth                   66,276         69,425          87,685            20,395         15,099           30,621
  Quantitative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Large Value                     8,953          2,270               0(d)          2,821            566                0(d)
  Quantitative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value                 740,978        954,172       2,444,490            27,902        207,568          898,395
  Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation        1,306,148      2,055,294       5,371,458            98,496        347,495        1,321,113
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                   203,655        189,413         287,586            44,936         39,038           36,359
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income           625,249        600,969         400,285            53,616          2,484           28,302
  Allocation
-----------------------------------------------------------------------------------------------------------------------------------
Seligman California Municipal           12,156         37,316          98,702            10,444         36,272           13,104
  High-Yield
-----------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal           15,693         60,005          37,798            11,188         56,335            5,413
  Quality
-----------------------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal            32,282         66,716          49,497            19,746         55,756            6,427
-----------------------------------------------------------------------------------------------------------------------------------
Seligman National Municipal            309,586        222,346          57,892           245,535        199,904            7,651
-----------------------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal             37,587        166,632          48,724            30,238        157,302            7,550
-----------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 154

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2010           2009            2008              2010           2009             2008
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return         $      16,140  $     118,256   $     288,047     $     (14,128) $      40,664    $      52,383
  Currency and Income
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-                  N/A            N/A             N/A               N/A            N/A              N/A
Japan(e)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond         203,192         70,770          41,906            90,529         28,245           10,486
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets              724,041        558,505         780,872           173,575        140,308       (4,109,358)
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
Columbia European Equity                76,299         68,398         124,828            23,361         19,191           35,391
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Frontier                       39,206          1,357          10,431             7,033            735            1,351
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global Bond                   222,999        218,412         391,577            26,401         32,697          118,930
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                 283,968        361,007         800,774            38,823         60,748          114,011
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha           8,879          8,674           1,795(f)          2,679          3,445              307(f)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor                 400,262        580,503       1,584,444            47,685         68,413          235,164
  International Value
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global               584,870        221,563         265,528           334,231        184,936          233,685
Technology
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                 47,307         61,779         168,692             7,918          8,596           36,899
  International Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                   160,681        213,399         560,302           138,644         43,200          118,125
  International Select Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                    30,801         53,930          88,479             8,764         26,245           20,053
  International Small Cap
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity              39,321         38,564          18,558(g)          5,600          7,576            4,340(g)
Income
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle International             160,249        168,431         319,850            33,199         37,276           49,744
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                      2009           2008            2010              2009           2008             2007
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt           477,836        319,831         313,115           100,280         64,831          (19,725)
Bond
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth                453,947        360,393         608,683           131,709         59,123          115,052
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-           75,578         59,348          62,985             3,223           (792)         (10,183)
Exempt
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High          1,164,712      1,042,555       1,182,244           192,881        151,444          181,059
Income
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Government Money               22,845            N/A             N/A            22,830            N/A              N/A
Market
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value         83,550        112,370          67,382            72,301         14,405            8,773
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap             73,571         31,742          65,218            39,883          4,542            8,361
Value
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman                    3,487,463      1,478,105       2,850,171         3,197,170        187,649          320,100
Communications and Information
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real         14,337          4,931         439,574            13,946            638           50,672
Estate
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly             15,219         19,987          95,027            14,907          2,839           10,193
Dividend Real Estate
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Capital                        30,899         34,577          66,383            27,966          6,030           11,356
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Growth                        336,636         43,178          48,116           115,283         11,948           10,926
-----------------------------------------------------------------------------------------------------------------------------------




(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.


Statement of Additional Information - Dec. 30, 2010                     Page 155

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the "Plan") and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

SHARE CLASS                          DISTRIBUTION FEE       SERVICE FEE       COMBINED TOTAL
--------------------------------------------------------------------------------------------
Class A                              up to 0.25%            up to 0.25%       0.25%(a)
--------------------------------------------------------------------------------------------
Class B                              0.75%                  0.25%             1.00%(b)
--------------------------------------------------------------------------------------------
Class C                              0.75%                  0.25%             1.00%(a)
--------------------------------------------------------------------------------------------
Class I                              None                   None              None
--------------------------------------------------------------------------------------------
Class R (formerly Class R2)          up to 0.50%            up to 0.25%       0.50%(a),(c)
--------------------------------------------------------------------------------------------
Class R3                             0.25%                  0.25%(d)          0.50%(d)
--------------------------------------------------------------------------------------------
Class R4                             None                   0.25%(d)          0.25%(d)
--------------------------------------------------------------------------------------------
Class R5                             None                   None              None
--------------------------------------------------------------------------------------------
Class W                              up to 0.25%            up to 0.25%       0.25%(a)
--------------------------------------------------------------------------------------------
Class Z                              None                   None              None
--------------------------------------------------------------------------------------------



(a) Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor's waiver of the 12b-1 fees on these specific share classes of these funds.

(b) Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c) The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R (formerly Class R2), Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund's shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


Statement of Additional Information - Dec. 30, 2010                     Page 156

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES ARE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 23. 12B-1 FEES

FUND                                        CLASS A      CLASS B      CLASS C  CLASS R*  CLASS R3       CLASS W
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund             $  471,671   $  273,352   $  105,503       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II             843,392      386,458      146,186       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III            420,462      181,976       83,149       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive       906,136      651,430      196,648       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder                  427,544      415,794      145,696       N/A       N/A           N/A
Conservative
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate       2,010,066    1,572,878      469,838       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate       1,896,292    1,394,436      362,267       N/A       N/A           N/A
Aggressive
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate         744,235      615,354      206,862       N/A       N/A           N/A
Conservative
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total            769,440      529,603      177,552       N/A       N/A           N/A
Equity
-----------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                $   54,437(a)       N/A          N/A       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index             781,451      482,501          N/A       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
Columbia Equity Value                     1,484,672      513,603       42,567  $     52  $    369    $        8
-----------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and             303,284      137,925       31,060       N/A       N/A           N/A
Mining
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity            80,959       14,686       19,355       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Recovery and                       573,841      125,316      127,106        93        39           N/A
Infrastructure(b)
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                 7,863          N/A          N/A        18        10           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                12,794          N/A          N/A        18        10           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                11,607          N/A          N/A       146         8           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                 6,809          N/A          N/A        97         8           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                10,004          N/A          N/A        45        13           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                 4,104          N/A          N/A        17         8           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                 3,831          N/A          N/A        50        70           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                 3,364          N/A          N/A        18         8           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------

Columbia High Yield Bond                  3,126,170    1,016,761      599,062    19,571     5,898       263,891
-----------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small Cap            629,566      635,056       71,205     2,666       433           N/A
Value
-----------------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage           195,150      198,412       44,904       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental            846,835      604,556       88,558       N/A       N/A           N/A
Value
-----------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S.           1,289,353      810,418      242,435    11,521       N/A            12
Government
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity             2,335,959      777,706      197,105       228        11            10
-----------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                     128,018       64,833       11,302       N/A       N/A             6
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 157

FUND                                        CLASS A      CLASS B      CLASS C  CLASS R*  CLASS R3       CLASS W
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                   $  661,379   $  129,749   $  172,291       N/A       N/A    $       11
-----------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities             1,165,157      362,360      508,953       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected                676,148      221,294      156,599  $  5,707       N/A       401,982
Securities
-----------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative          6,447,567    1,947,821      209,143     9,201  $     14     1,372,152
-----------------------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit            710,400      120,305      341,535       N/A       N/A            12
-----------------------------------------------------------------------------------------------------------------
Columbia Money Market                     2,064,367      421,815       29,890         5       N/A        14,212
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid        25,573        9,144        2,729       N/A       N/A       265,113
Cap Equity
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap            19,337        2,362        1,006        17        12           N/A
Value
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                 7,117,570    1,741,108      582,197     2,116        26     1,070,556
-----------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt               779,724       88,473      163,760       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt           379,034       25,963       31,712       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt             129,187       19,927        9,978       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income        8,830,653    3,430,897      702,987    44,174   259,312             8
-----------------------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative          787,103       33,545       16,086        40        18       485,706
-----------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative             5,320        1,145          618        40        18       502,813
-----------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity        3,437,402    1,099,576      443,050    82,745   146,000             8
-----------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation             2,558,223      996,429      415,800        19         9           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Balanced                      1,378,525      162,057       93,769       233       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income                724,359      255,741      172,238        26        13           N/A
Allocation
-----------------------------------------------------------------------------------------------------------------
Seligman California Municipal High-          72,075          N/A       59,310       N/A       N/A           N/A
Yield
-----------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality        91,856          N/A       34,022       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                165,688          N/A       14,346       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman National Municipal               1,554,737          N/A      348,526       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                 187,241          N/A       84,151       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and       209,776       13,998       60,110       N/A       N/A       191,732
Income
-----------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan(b)                 7          N/A            2         1       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond              120,941       30,560       14,021       N/A       N/A       265,437
-----------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity     1,147,121      397,712      344,726    65,971       N/A             1
-----------------------------------------------------------------------------------------------------------------
Columbia European Equity                    160,871       53,686       12,402       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Frontier                           126,340       60,987      102,844       494        15           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Global Bond                        613,780      256,387       61,070        16         5       136,877
-----------------------------------------------------------------------------------------------------------------
Columbia Global Equity                      949,930      300,148      101,910       186         9            11
-----------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                8,488        3,593        1,535        47        19           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International      1,167,544      672,894       97,984       N/A       N/A           N/A
Value
-----------------------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology         938,260      225,236      751,268    36,777        12           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International       104,529       58,603       10,060        17         7       751,071
Equity
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International          423,438      211,131       86,673     1,088       N/A           N/A
Select Growth
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International          129,899       46,346      131,749     4,909       N/A           N/A
Small Cap
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income            58,854       20,679        5,806        45        18           N/A
-----------------------------------------------------------------------------------------------------------------
Threadneedle International                  618,574      180,052       74,227     7,013         8           N/A
Opportunity
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond         1,580,370      189,971       72,103       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity       1,123,363      500,167       46,013       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt         197,660       44,588       36,432       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income        5,482,675      487,040      137,058       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 158

FUND                                        CLASS A      CLASS B      CLASS C  CLASS R*  CLASS R3       CLASS W
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Government Money Market(d)      $   54,819   $   51,551   $  133,682  $  6,985       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and      5,402,710    1,008,895    5,611,229   133,982  $     11           N/A
Information
-----------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value             324,397       67,910      372,709    34,736         6           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value           274,250      132,950      382,137    43,885         5           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real              15,681          N/A       27,290       248         6           N/A
Estate
-----------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend         15,884       20,254       84,243    15,651         6           N/A
Real Estate
-----------------------------------------------------------------------------------------------------------------
Seligman Capital                            350,797       65,892      404,801    42,283         6           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman Growth                           1,283,827      316,419      239,516     4,129         5           N/A
-----------------------------------------------------------------------------------------------------------------


    *   Effective Sept. 7, 2010, Class R2 was renamed as Class R.



  (a) Prior to Sept. 7, 2010, Class A for RiverSource S&P 500 Index Fund was known as Class D.



  (b) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.



  (c) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.



  (d) Effective March 27, 2009, Class C2 shares converted to Class A shares. The amount attributable to Class C2 prior to the conversion is $4,804.


Statement of Additional Information - Dec. 30, 2010                     Page 159

FOR FUNDS WITH CLASS B AND CLASS C SHARES:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed ("unreimbursed expense") for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2010 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

                  TABLE 24. UNREIMBURSED DISTRIBUTION EXPENSES

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
                                                   CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity Fund         $    83,000          5.34%  $    17,000          0.82%
-------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income        58,000          4.20%       19,000          0.36%
Fund
-------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond Fund             372,000          2.73%       84,000          0.87%
-------------------------------------------------------------------------------------------------------

Columbia Diversified Bond Fund                   7,421,000          4.42%      783,000          1.29%
-------------------------------------------------------------------------------------------------------

Columbia Diversified Equity Income Fund         15,146,000          4.63%      753,000          1.14%
-------------------------------------------------------------------------------------------------------

Columbia Dividend Opportunity Fund               3,160,000          4.35%      230,000          1.01%
-------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond Fund                107,000          2.85%       52,000          3.38%
-------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity Fund       1,096,000          2.58%    1,496,000          4.30%
-------------------------------------------------------------------------------------------------------

Columbia Equity Value Fund                       1,495,000          3.47%       59,000          1.32%
-------------------------------------------------------------------------------------------------------

Columbia European Equity Fund                      179,000          3.35%       22,000          1.73%
-------------------------------------------------------------------------------------------------------

Columbia Floating Rate Fund                        718,000          5.45%      145,000          0.68%
-------------------------------------------------------------------------------------------------------

Columbia Frontier Fund                              15,000          0.14%    1,294,000         12.29%
-------------------------------------------------------------------------------------------------------

Columbia Global Bond Fund                        1,130,000          4.36%       83,000          1.43%
-------------------------------------------------------------------------------------------------------

Columbia Global Equity Fund                      1,321,000          4.49%    1,518,000         15.96%
-------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha Fund                 37,000         10.10%        1,000          0.67%
-------------------------------------------------------------------------------------------------------

Columbia Government Money Market Fund               92,000          2.13%    2,847,000         18.16%
-------------------------------------------------------------------------------------------------------

Columbia High Yield Bond Fund                    3,225,000          3.51%    8,946,000         12.49%
-------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                     1,718,000          7.31%      105,000          0.74%
-------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II                  2,301,000          7.02%       97,000          0.61%
-------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III                 1,182,000          7.53%       62,000          0.70%
-------------------------------------------------------------------------------------------------------

Columbia Income Opportunities Fund               1,550,000          4.33%      212,000          0.35%
-------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities Fund     1,055,000          5.20%      179,000          1.04%
-------------------------------------------------------------------------------------------------------

Columbia Large Core Quantitative Fund           10,407,000          5.12%    1,342,000          6.10%
-------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative Fund            157,000          4.85%       11,000          0.67%
-------------------------------------------------------------------------------------------------------

Columbia Large Value Quantitative Fund               4,000          1.94%        1,000          1.10%
-------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit Fund              541,000          3.44%      387,000          0.79%
-------------------------------------------------------------------------------------------------------

Columbia Mid Cap Growth Opportunity Fund         1,527,000            N/A       88,000          0.73%
-------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity Fund          4,111,000          3.43%      279,000          0.64%
-------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt fund                 187,000          2.05%      168,000          0.87%
-------------------------------------------------------------------------------------------------------

Columbia Money Market Fund                       5,787,000         12.85%       26,000          0.33%
-------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor International Value       3,708,000          5.77%      175,000          1.96%
Fund
-------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small Cap Value Fund      1,809,000          3.07%      109,000          1.45%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Aggressive Fund       3,030,000          4.32%      170,000          0.62%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Conservative Fund     2,093,000          5.36%      169,000          0.78%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate              6,581,000          4.49%    1,177,000          2.30%
Aggressive Fund
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate              3,079,000          5.08%      269,000          0.90%
Conservative Fund
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate Fund         7,877,000          4.63%    1,561,000          2.17%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity Fund     2,563,000          4.68%    1,377,000          5.29%
-------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure Fund          317,000          1.55%      130,000          0.45%
-------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap Value Fund               101,000          1.90%    3,010,000          6.96%
-------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 160

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
                                                   CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value Fund         $   722,000          2.20%  $ 2,781,000          6.14%
-------------------------------------------------------------------------------------------------------

Columbia Seligman Communications and               865,000          1.01%   20,528,000          3.10%
Information Fund
-------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology Fund           505,000          2.25%    4,631,000          6.30%
-------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation Fund               6,013,000          6.61%      409,000          1.11%
-------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage Fund             845,000          4.81%       52,000          0.90%
-------------------------------------------------------------------------------------------------------

RiverSource Balanced Fund                          704,000          4.45%    1,477,000         16.33%
-------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt Fund              75,000          2.88%       30,000          0.89%
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity       321,000          5.81%       14,000          1.52%
Fund
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap           50,000          6.37%        5,000          2.44%
Equity Fund
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value Fund        16,000          9.43%        2,000          1.66%
-------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt Fund           109,000          3.43%       54,000          0.82%
-------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate Fund            N/A            N/A      788,000         35.06%
-------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly Dividend Real           27,000          1.16%      317,000         14.10%
Estate Fund
-------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt Fund                54,000          2.85%       11,000          0.10%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental Value Fund      2,349,000          4.69%      128,000         12.88%
-------------------------------------------------------------------------------------------------------

RiverSource Partners International Select          944,000          4.53%    2,023,000         24.87%
Growth Fund
-------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap       213,000          4.09%        2,000          0.03%
Fund
-------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining Fund        364,000          2.61%       42,000          0.19%
-------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                       384,000          5.38%       15,000          0.32%
-------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government       3,429,000          5.28%    1,491,000         93.39%
Fund
-------------------------------------------------------------------------------------------------------

RiverSource Small Company Index Fund             1,330,000          3.12%          N/A            N/A
-------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation Fund     1,143,000          4.15%      119,000          0.63%
-------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income Fund            835,000          2.38%      182,000          1.06%
-------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield Fund          N/A            N/A      242,000          4.19%
-------------------------------------------------------------------------------------------------------

Seligman California Municipal Quality Fund             N/A            N/A      203,000          6.00%
-------------------------------------------------------------------------------------------------------

Seligman Capital Fund                               68,000          1.72%    5,273,000         12.95%
-------------------------------------------------------------------------------------------------------

Seligman Growth Fund                             3,750,000          4.29%    2,110,000          8.12%
-------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal Fund                      N/A            N/A       93,000          5.84%
-------------------------------------------------------------------------------------------------------

Seligman National Municipal Fund                       N/A            N/A    2,282,000          6.73%
-------------------------------------------------------------------------------------------------------

Seligman New York Municipal Fund                       N/A            N/A      265,000          3.12%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               N/A            N/A      982,000         10.39%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                               N/A            N/A    1,063,000          8.43%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               N/A            N/A      328,000         12.46%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                               N/A            N/A      192,000         17.84%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund Core                               N/A            N/A    1,787,000          7.24%
-------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income Fund              87,000          3.93%        6,000          0.95%
-------------------------------------------------------------------------------------------------------

Threadneedle International Opportunity Fund        716,000          3.95%       62,000          0.85%
-------------------------------------------------------------------------------------------------------


PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or

Statement of Additional Information - Dec. 30, 2010                     Page 161
servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

MARKETING AND SALES SUPPORT
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary's personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary's organization, including placement of the fund on the financial intermediary's preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

PROGRAM AND SHAREHOLDER SERVICING
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

- ACS HR Solutions

- ADP Broker-Dealer, Inc.

- American Century Investment Management, Inc. and American Century Investment Services, Inc.

- Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

- Associated Securities Corp.

- Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

- Boston Financial Data Services, Inc.

- Charles Schwab Trust Company

- Charles Schwab and Company, Inc.

- Citigroup Global Markets Inc.

- Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

- Digital Retirement Solutions, Inc.

- Expertplan, Inc.

- Fidelity Brokerage Services/National Financial Services

- Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

- FTJ Fund Choice, LLC

- GWFS Equities, Inc.

- Hartford Life Insurance Company

- Hartford Securities Distribution Company, Inc.

- ICMA-RC Services LLC

- ING Institutional Plan Services, LLC

- ING Life Insurance and Annuity Company

- J.P. Morgan Chase Bank, N.A.

- J.P. Morgan Retirement Plan Services, LLC

- John Hancock Life Insurance Company

- John Hancock Life Insurance Company New York

- Lincoln Retirement Services Company LLC

- LPL Financial Corporation

- Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)



Statement of Additional Information - Dec. 30, 2010                     Page 162

- Mercer HR Services, LLC

- Merrill Lynch Life Insurance Company

- Merrill Lynch, Pierce, Fenner & Smith, Inc.

- Mid Atlantic Capital Corporation

- Minnesota Life Insurance Company

- ML Life Insurance Company of New York

- Morgan Stanley & Co., Inc.

- MSCS Financial Services, LLC

- Mutual Service Corporation

- Nationwide Financial Services, Inc.

- Newport Retirement Services, Inc.

- NYLife Distributors LLC

- Oppenheimer & Co.  Inc.

- Principal Life Insurance Company

- Prudential Insurance Company of America/Prudential Investments Retirement Services

- Prudential Investment Management Services LLC/Prudential Investments LLC

- Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

- RBC Capital Markets Corporation

- Reliance Trust Company

- The Retirement Plan Company, LLC

- Securities America, Inc.

- Standard Retirement Services, Inc.

- TD Ameritrade Trust Company

- The Princeton Retirement Group, Inc. and GPC Securities, Inc.

- UBS Financial Services, Inc.

- UVest Financial Services Group, Inc.

- The Vanguard Group, Inc.

- Vertical Management Systems, Inc.

- Wachovia Bank NA

- Waterstone Financial Group, Inc.

- Wells Fargo Advisors Financial Network, LLC

- Wells Fargo Bank N.A.

- Wilmington Trust Company

- Wilmington Trust Retirement and Institutional Services Company

OTHER PAYMENTS
The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The funds' securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund's custodian agreement.


Statement of Additional Information - Dec. 30, 2010                     Page 163

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The funds' headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the RiverSource and Threadneedle funds have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder's discretion, be voted for a single director. The Seligman funds do not provide for cumulative voting rights.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a

Statement of Additional Information - Dec. 30, 2010                     Page 164

Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

                          TABLE 25. FUND HISTORY TABLE

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
COLUMBIA FRONTIER FUND, INC.           7/9/84         12/10/84     Corporation        MD         10/31        Yes
----------------------------------------------------------------------------------------------------------------------
COLUMBIA SELIGMAN                     10/8/82          6/23/83     Corporation        MD         12/31        Yes
  COMMUNICATIONS AND
  INFORMATION FUND, INC.(19)
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES,         4/29/81, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate Fund                            2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities                          6/19/03                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected                           3/4/04                                                  No
  Securities Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration                              6/19/03                                                Yes
  Credit Fund(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE CALIFORNIA TAX-            4/7/86                    Business Trust       MA       8/31(10)
  EXEMPT TRUST
----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-                            8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIMENSIONS SERIES,   2/20/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                          5/18/06                                                Yes
  and Mid Cap Equity Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                          2/16/06                                                Yes
  Cap Value Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED INCOME   6/27/74, 4/8/86(1)                Corporation       NV/MN       8/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                              10/3/74                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE EQUITY SERIES,       3/18/57, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth                                6/4/57                                                 Yes
  Opportunity Fund(4),(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL SERIES,            10/28/88                     Corporation        MN         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return                               6/15/06                                                Yes
  Currency and Income Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets                              2/16/06                                                 No
  Bond Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Global Bond Fund                              3/20/89                                                 No
----------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets                             11/13/96                                                Yes
  Opportunity
  Fund(4),(5),(11),(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                                 5/29/90                                                Yes
  Fund(5),(6),(11)
----------------------------------------------------------------------------------------------------------------------
Columbia Global Extended                               8/1/08                                                 Yes
  Alpha Fund
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                             8/1/08                                                 Yes
  Income Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GOVERNMENT INCOME         3/12/85                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government                               2/14/02                                                Yes
  Mortgage Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration                             8/19/85                                                Yes
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------
COLUMBIA GOVERNMENT MONEY             6/29/76          1/31/77     Corporation        MD         12/31        Yes
  MARKET FUND, INC.(17)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE HIGH YIELD INCOME         8/17/83                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                               12/8/83                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INCOME SERIES,       2/10/45; 4/8/86(1)                Corporation       NV/MN      1/31(7)
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder                                2/16/06                                                Yes
  Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                           2/16/06                                                Yes
  II(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                           2/16/06                                                Yes
  III(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL              5/9/01                      Corporation        MN         10/31
  MANAGERS SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor                                 9/28/01                                                Yes
  International Value
  Fund(11),(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   9/28/01                                                Yes
  International Select Growth
  Fund(11)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   10/3/02                                                Yes
  International Small Cap
  Fund(11)
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 165

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INTERNATIONAL             7/18/84                      Corporation        MN         10/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-                              7/15/09                                                Yes
  Japan Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia European Equity                               6/26/00                                                Yes
  Fund(5),(11)
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                                5/18/06                                                Yes
  International Equity Fund
----------------------------------------------------------------------------------------------------------------------
Threadneedle International                            11/15/84                                                Yes
  Opportunity Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INVESTMENT SERIES,   1/18/40; 4/8/86(1)                Corporation       NV/MN       9/30
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity                           10/15/90                                                Yes
  Income Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Large Quantitative                            5/17/07                                                Yes
  Growth Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Large Quantitative                            8/1/08                                                 Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value                                 2/14/02                                                Yes
  Opportunity Fund(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced Fund(4)                           4/16/40                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP SERIES,    5/21/70, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Large Core                                    4/24/03                                                Yes
  Quantitative  Fund(4),(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MANAGERS SERIES,          3/20/01                      Corporation        MN         5/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small                           6/18/01                                                Yes
  Cap Value Fund(11),(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   6/18/01                                                Yes
  Fundamental Value Fund(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MARKET ADVANTAGE          8/25/89                      Corporation        MN         1/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder                             3/4/04                                                 Yes
  Conservative Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Conservative Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Aggressive Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Aggressive Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Total Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                             10/25/99                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Small Company                              8/19/96                                                Yes
  Index Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MONEY MARKET         8/22/75; 4/8/86(1)                Corporation       NV/MN       7/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Money Market                                  10/6/75                                                Yes
  Fund(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SECTOR SERIES,            3/25/88                      Corporation        MN         6/30
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Dividend Opportunity                          8/1/88                                                 Yes
  Fund(8)
----------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                           3/4/04                                                  No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SELECTED SERIES,          10/5/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals                            4/22/85                                                 No
  and Mining Fund(9)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SERIES TRUST(14)          1/27/06                    Business Trust       MA         4/30
----------------------------------------------------------------------------------------------------------------------

Columbia 120/20 Contrarian                            10/18/07                                                Yes
  Equity Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Marsico Flexible                              9/28/10                                                 No
  Capital Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Recovery and                                  2/19/09                                                 No
  Infrastructure Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2020                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2045                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SHORT TERM           4/23/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INVESTMENTS SERIES, INC.(15)
----------------------------------------------------------------------------------------------------------------------

Columbia Short-Term Cash Fund                          9/26/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SPECIAL TAX-EXEMPT         4/7/86                    Business Trust       MA       8/31(10)
  SERIES TRUST
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 166

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                          8/18/86                                                 No
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-                              8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGIC                 10/9/84                      Corporation        MN         9/30
  ALLOCATION SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation                          1/23/85                                                Yes
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income                           5/17/07                                                Yes
  Allocation Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGY SERIES,          1/24/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Equity Value Fund                             5/14/84                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT INCOME   12/21/78; 4/8/86(1)                Corporation       NV/MN       11/30
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High                            5/7/79                                                 Yes
  Income Fund(4)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT SERIES,   9/30/76, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt                          11/24/76                                                Yes
  Bond Fund(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-                         11/13/96                                                Yes
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VARIABLE SERIES           9/11/07                    Business Trust       MA         12/31
  TRUST(12)
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Conservative
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderate
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Conservative
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   4/30/86                                                Yes
  Portfolio - Balanced Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/31/81                                                Yes
  Portfolio - Cash Management
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/10/04                                                Yes
  Portfolio - Core Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Diversified Bond
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Diversified
  Equity Income Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Dynamic Equity
  Fund(5),(16)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                  No
  Portfolio - Global Bond Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/13/04                                                 No
  Portfolio - Global Inflation
  Protected Securities
  Fund(13)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                 Yes
  Portfolio - High Yield Bond
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   6/1/04                                                 Yes
  Portfolio - Income
  Opportunities Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/01                                                 Yes
  Portfolio - Mid Cap Growth
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/2/05                                                 Yes
  Portfolio - Mid Cap Value
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/00                                                 Yes
  Portfolio - S&P 500 Index
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Short Duration
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Growth Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      02/4/04                                                Yes
  Portfolio - Larger-Cap Value
  Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Smaller-Cap
  Value Fund(16)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  5/1/00                                                 Yes
  Portfolio - Emerging Markets
  Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  1/13/92                                                Yes
  Portfolio - International
  Opportunity Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Aggressive
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- AllianceBern-
  stein International Value
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- American
  Century Diversified Bond
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- American
  Century Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Columbia Wanger
  International Equities Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Columbia Wanger
  U.S. Equities Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Conservative
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Davis                            5/1/06                                                 Yes
  New York Venture Fund(11),
  (18)
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 167

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Variable Portfolio -- Eaton                            4/14/10                                                Yes
  Vance Floating-Rate Income
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Goldman                          2/4/04                                                 Yes
  Sachs Mid Cap Value
  Fund(11), (18)
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Invesco                          4/14/10                                                Yes
  International Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- J.P.                             4/14/10                                                Yes
  Morgan Core Bond Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Jennison Mid
  Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Marsico                          4/14/10                                                Yes
  Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- MFS                              4/14/10                                                Yes
  Value Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Moderate
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Moderately
  Aggressive Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Moderately
  Conservative Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Mondrian
  International Small Cap Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Morgan                           4/14/10                                                 No
  Stanley Global Real Estate
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- NFJ                              4/14/10                                                Yes
  Dividend Value Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Partners Small
  Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               8/14/01                                                Yes
  Portfolio -- Partners Small
  Cap Value Fund(11), (18)
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- PIMCO                            4/14/10                                                Yes
  Mortgage-Backed Securities
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Pyramis                          4/14/10                                                Yes
  International Equity Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- UBS                              4/14/10                                                Yes
  Large Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Wells                            4/14/10                                                Yes
  Fargo Short Duration
  Government Fund
----------------------------------------------------------------------------------------------------------------------

SELIGMAN CAPITAL FUND, INC.           10/21/68         10/9/69     Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------
SELIGMAN GLOBAL FUND SERIES,          11/22/91                     Corporation        MD         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global                               5/23/94                                                Yes
  Technology Fund(19)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GROWTH FUND, INC.            1/26/37          4/1/37      Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN LASALLE REAL ESTATE          5/30/03                      Corporation        MD         12/31
  FUND SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global                            12/29/06                                                 No
  Real Estate Fund(17)
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly                            7/16/03                                                Yes
  Dividend Real Estate
  Fund(17)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL FUND                8/8/83                      Corporation        MD         9/30
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman National Municipal                           12/31/83                                                Yes
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal                          12/30/83                                                 No
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal                            1/3/84                                                  No
  Class
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL SERIES             7/25/84                    Business Trust       MA         9/30
  TRUST
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  High-Yield Series
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  Quality Series
----------------------------------------------------------------------------------------------------------------------

SELIGMAN PORTFOLIOS, INC.              7/1/87                      Corporation        MD         12/31
----------------------------------------------------------------------------------------------------------------------

Seligman Capital Portfolio                             6/21/88                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Common Stock                                  6/21/88                                                Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Communications and                           10/11/94                                                Yes
  Information Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Global Technology                             5/1/96                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman International Growth                          5/3/93                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Investment Grade                              6/21/88                                                Yes
  Fixed Income Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Large-Cap Value                               5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Smaller-Cap Value                             5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------
SELIGMAN VALUE FUND SERIES,           1/27/97                      Corporation        MD         12/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap                              4/25/97                                                Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap                            4/25/97                                                Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------




    * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.


Statement of Additional Information - Dec. 30, 2010                     Page 168

   ** If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

  (1)    Date merged into a Minnesota corporation incorporated on April 8, 1986.

  (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

  (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio - Bond Fund changed its name to Variable Portfolio - Diversified Bond Fund, Variable Portfolio - Extra Income Fund changed its name to Variable Portfolio - High Yield Bond Fund and Variable Portfolio - Federal Income Fund changed its name to Variable Portfolio - Short Duration U.S. Government Fund.

  (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio - Equity Select Fund changed its name to Variable Portfolio - Mid Cap Growth Fund, Variable
         Portfolio - Threadneedle Emerging Markets Fund changed its name to Variable Portfolio - Emerging Markets Fund, Variable
         Portfolio - Threadneedle International Fund changed its name to Variable Portfolio - International Opportunity Fund, and Variable Portfolio - Managed Fund changed its name to Variable
         Portfolio - Balanced Fund.

  (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio - Capital Resource Fund changed its name to Variable Portfolio - Large Cap Equity Fund, Variable Portfolio - Emerging Markets Fund changed its name to Variable Portfolio - Threadneedle Emerging Markets Fund and Variable Portfolio - International Fund changed its name to Variable Portfolio - Threadneedle International Fund.

  (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

  (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

  (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

  (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

 (10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

 (11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio - Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio - Fundamental Value Fund; RiverSource Variable Portfolio - Select Value Fund changed its name to RiverSource Partners Variable Portfolio - Select Value Fund; and RiverSource Variable Portfolio - Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio - Small Cap Value Fund.

 (12) Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

 (13) Effective June 8, 2005, Variable Portfolio - Inflation Protected Securities Fund changed its name to Variable Portfolio - Global Inflation Protected Securities Fund.

 (14) Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

 (15) Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.

 (16) Effective May 1, 2009, RiverSource Variable Portfolio - Growth Fund changed its name to Seligman Variable Portfolio - Growth Fund, RiverSource Variable Portfolio - Large Cap Equity Fund changed its name to RiverSource Variable Portfolio - Dynamic Equity Fund, RiverSource Variable Portfolio - Large Cap Value Fund changed its name to Seligman Variable Portfolio - Larger-Cap Value Fund, and RiverSource Variable Portfolio - Small Cap Advantage Fund changed its name to Seligman Variable Portfolio - Smaller-Cap Value Fund.

 (17) Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.

 (18)    Effective May 1, 2010, RiverSource Partners Variable
         Portfolio - Fundamental Value Fund changed its name to Variable Portfolio - Davis New York Venture Fund; RiverSource Partners Variable Portfolio - Select Value Fund changed its name to Variable
         Portfolio - Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio - Small Cap Value Fund changed its name to Variable Portfolio - Partners Small Cap Value Fund.

 (19) Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Income Builder Moderate Income Builder Fund changed its name to Columbia Income Builder Fund II; RiverSource Income Builder Enhanced Fund changed its name to Columbia Income Builder Fund III; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.


Statement of Additional Information - Dec. 30, 2010                     Page 169

BOARD MEMBERS AND OFFICERS


Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.


On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of
J. & W. Seligman & Co. Incorporated (the "Seligman Acquisition"). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds' Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

                             TABLE 26. BOARD MEMBERS


INDEPENDENT BOARD MEMBERS



                           POSITION HELD
                          WITH FUNDS AND                                       OTHER PRESENT OR
                             LENGTH OF           PRINCIPAL OCCUPATION         PAST DIRECTORSHIPS         COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Chief Justice, Minnesota         None                    Board Governance,
901 S. Marquette Ave.    since 1/11/06     Supreme Court, 1998-2006;                                Compliance,
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 56                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton        Board member      President, Springboard-Partners  None                    Distribution,
901 S. Marquette Ave.    since 7/11/07     in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Audit
Age 56
----------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn        Board member      Trustee Professor of Economics   None                    Board Governance,
901 S. Marquette Ave.    since 11/1/04     and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      University; former Dean,                                 Investment Review
Age 60                                     McCallum Graduate School of
                                           Business, Bentley University
----------------------------------------------------------------------------------------------------------------------

Anne P. Jones            Board member      Attorney and Consultant          None                    Board Governance,
901 S. Marquette Ave.    since 3/1/85                                                               Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 75                                                                                              Investment Review,
                                                                                                    Audit
----------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Chair of the      President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Board since       Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    1/1/07, Board     Carleton College                 irrigation systems)     Contracts,
Age 71                   member since                                                               Executive,
                         1/1/02                                                                     Investment Review
----------------------------------------------------------------------------------------------------------------------

John F. Maher            Board member      Retired President and Chief      None                    Distribution,
901 S. Marquette Ave.    since 12/10/08    Executive Officer and former                             Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                  Audit
Age 67                                     Financial Corporation
                                           (financial services), 1986-1997
----------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Board Governance,
901 S. Marquette Ave.    since 11/1/04     Management, Inc. (private real                           Compliance,
Minneapolis, MN 55402                      estate and asset management                              Contracts,
Age 58                                     company)                                                 Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.    Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 11/11/08    since 2004; former Vice          (digital imaging);      Distribution,
Minneapolis, MN 55402                      President and General Counsel,   Infinity, Inc. (oil     Investment Review
Age 69                                     Automotive Legal Affairs,        and gas exploration
                                           Chrysler Corporation             and production); OGE
                                                                            Energy Corp. (energy
                                                                            and energy services)
----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 170

                           POSITION HELD
                          WITH FUNDS AND                                       OTHER PRESENT OR
                             LENGTH OF           PRINCIPAL OCCUPATION         PAST DIRECTORSHIPS         COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since 11/13/02    Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 66                                     President, Aquila                (health management      Investment Review
                                           Biopharmaceuticals               programs)
----------------------------------------------------------------------------------------------------------------------




BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*

                                    POSITION HELD                                               OTHER PRESENT OR
                                   WITH FUNDS AND                                              PAST DIRECTORSHIPS
                                      LENGTH OF               PRINCIPAL OCCUPATION               (WITHIN PAST 5      COMMITTEE
       NAME, ADDRESS, AGE              SERVICE               DURING PAST FIVE YEARS                  YEARS)         MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member      Chairman of the Board, Columbia           None                 None
53600 Ameriprise Financial        since 11/7/01,    Management Investment Advisers, LLC
Center                            Vice President    (formerly RiverSource Investments, LLC)
Minneapolis, MN 55474             since 2002        since May 2010 (previously President,
Age 50                                              Chairman of the Board and Chief
                                                    Investment Officer, 2001-April 2010);
                                                    Senior Vice president, Atlantic Funds,
                                                    Columbia Funds and Nations Funds since
                                                    May 2010; Chief Executive Officer, U.S.
                                                    Asset Management &
                                                    President - Annuities, Ameriprise
                                                    Financial, Inc. since May 2010
                                                    (previously President - U.S. Asset
                                                    Management and Chief Investment Officer,
                                                    2005-April 2010 and Senior Vice
                                                    President - Chief Investment Officer,
                                                    2001-2005); Director, President and
                                                    Chief Executive Officer, Ameriprise
                                                    Certificate Company since 2006;
                                                    Director, Columbia Management Investment
                                                    Distributors, Inc. (formerly RiverSource
                                                    Fund Distributors, Inc.) since May 2010
                                                    (previously Chairman of the Board and
                                                    Chief Executive Officer, 2008-April
                                                    2010); Chairman of the Board and Chief
                                                    Executive Officer, RiverSource
                                                    Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------------------------------



    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.


Statement of Additional Information - Dec. 30, 2010                     Page 171

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds' other officers are:

                            TABLE 27. FUND OFFICERS


                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
J. Kevin Connaughton              President since   Senior Vice President and General
One Financial Center              5/1/10            Manager - Mutual Fund Products, Columbia
Boston, MA 02111                                    Management Investment Advisers, LLC since May
Age 46                                              2010; President, Columbia Funds since 2009
                                                    (previously Senior Vice President and Chief
                                                    Financial Officer, June 2008 - January 2009);
                                                    President, Atlantic Funds and Nations Funds
                                                    since 2009; Managing Director of Columbia
                                                    Management Advisors, LLC, December 2004 -
                                                    April 2010; Treasurer, Columbia Funds, October
                                                    2003 - May 2008; Treasurer, the Liberty Funds,
                                                    Stein Roe Funds and Liberty All-Star Funds,
                                                    December 2000 - December 2006
--------------------------------------------------------------------------------------------------

Amy K. Johnson                    Vice President    Senior Vice President and Chief Operating
5228 Ameriprise Financial Center  since 12/5/06     Officer, Columbia Management Investment
Minneapolis, MN 55474                               Advisers, LLC (formerly RiverSource
Age 45                                              Investments, LLC) since May 2010 (previously
                                                    Chief Administrative Officer, 2009 - April
                                                    2010 and Vice President - Asset Management and
                                                    Trust Company Services, 2006-2009 and Vice
                                                    President - Operations and Compliance, 2004-
                                                    2006); Senior Vice President, Columbia Funds,
                                                    Atlantic Funds and Nations Funds since May
                                                    2010
--------------------------------------------------------------------------------------------------

Jeffrey P. Fox                    Treasurer since   Chief Financial Officer, Columbia Management
105 Ameriprise Financial Center   7/10/02           Investment Distributors, Inc. (formerly
Minneapolis, MN 55474                               RiverSource Fund Distributors, Inc.) and of
Age 55                                              Seligman Data Corp. since 2008; Vice
                                                    President - Investment Accounting, Ameriprise
                                                    Financial, Inc. since 2002; Chief Financial
                                                    Officer, RiverSource Distributors, Inc. since
                                                    2006
--------------------------------------------------------------------------------------------------

Scott R. Plummer                  Vice President,   Vice President, Chief Legal Officer and
5228 Ameriprise Financial Center  General           Assistant Secretary, Columbia Management
Minneapolis, MN 55474             Counsel and       Investment Advisers, LLC (formerly RiverSource
Age 51                            Secretary since   Investments, LLC) since June 2005; Vice
                                  12/5/06           President and Lead Chief Counsel - Asset
                                                    Management, Ameriprise Financial, Inc. since
                                                    May 2010 (previously Vice President and Chief
                                                    Counsel - Asset Management, 2005-April 2010
                                                    and Vice President - Asset Management
                                                    Compliance, 2004-2005); Senior Vice President,
                                                    Secretary and Chief Legal Officer, Atlantic
                                                    Funds, Columbia Funds and Nations Funds since
                                                    May 2010; Vice President, Chief Counsel and
                                                    Assistant Secretary, Columbia Management
                                                    Investment Distributors, Inc. (formerly
                                                    RiverSource Fund Distributors, Inc.) since
                                                    2008; Vice President, General Counsel and
                                                    Secretary, Ameriprise Certificate Company
                                                    since 2005; Chief Counsel, RiverSource
                                                    Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------


Michael A. Jones                  Vice President    Director and President, Columbia Management
100 Federal Street                since 5/1/10      Investment Advisers, LLC since May 2010;
Boston, MA 02110                                    President and Director, Columbia Management
Age 51                                              Investment Distributors, Inc. since May 2010;
                                                    Senior Vice President, Atlantic Funds,
                                                    Columbia Funds and Nations Funds since May
                                                    2010; Manager, Chairman, Chief Executive
                                                    Officer and President, Columbia Management
                                                    Advisors, LLC, 2007 - April 2010; Chief
                                                    Executive Officer, President and Director,
                                                    Columbia Management Distributors, Inc.,
                                                    2006 - April 2010; former Co-President and
                                                    Senior Managing Director, Robeco Investment
                                                    Management
--------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 172

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

Colin Moore                       Vice President    Chief Investment Officer, Columbia Management
One Financial Center              since 5/1/10      Investment Advisers, LLC since May 2010;
Boston, MA 02111                                    Senior Vice President, Atlantic Funds,
Age 52                                              Columbia Funds and Nations Funds since May
                                                    2010; Manager, Managing Director and Chief
                                                    Investment Officer, Columbia Management
                                                    Advisors, LLC, 2007- April 2010; Head of
                                                    Equities, Columbia Management Advisors, LLC,
                                                    2002-Sept. 2007
--------------------------------------------------------------------------------------------------


Linda Wondrack                    Chief Compliance  Vice President and Chief Compliance Officer,
One Financial Center              Officer since     Columbia Management Investment Advisers, LLC
Boston, MA 02111                  5/1/10            since May 2010; Chief Compliance Officer,
Age 46                                              Columbia Funds since 2007; Senior Vice
                                                    President and Chief Compliance Officer,
                                                    Atlantic Funds and Nations Funds since 2007;
                                                    Director (Columbia Management Group, LLC and
                                                    Investment Product Group Compliance), Bank of
                                                    America, June 2005 - April 2010
--------------------------------------------------------------------------------------------------


Neysa M. Alecu                    Money Laundering  Anti - Money Laundering Officer, Columbia
2934 Ameriprise Financial Center  Prevention        Management Investment Advisers, LLC (formerly
Minneapolis, MN 55474             Officer since     RiverSource Investments, LLC) since 2008; Vice
Age 46                            11/9/05 and       President - Compliance, Ameriprise Financial,
                                  Identity Theft    Inc. since 2008; Anti-Money Laundering Officer
                                  Prevention        and Identity Theft Prevention Officer,
                                  Officer since     Columbia Management Investment Distributors,
                                  2008              Inc. (formerly RiverSource Fund Distributors,
                                                    Inc.) since 2008; Anti-Money Laundering
                                                    Officer, Ameriprise Financial, Inc. since
                                                    2005; Compliance Director, Ameriprise
                                                    Financial, Inc., 2004-2008
--------------------------------------------------------------------------------------------------




RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds' Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds' service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

COMMITTEES OF THE BOARD
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.


Statement of Additional Information - Dec. 30, 2010                     Page 173

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate's ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included above in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate's professional background would fit into the mix of experiences represented by the then-current Board.


-----------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONAL BACKGROUND -- 2010
                           --------------------------------------------------------------------------------------------------
                                                                                                                     AUDIT
                            FOR PROFIT;  NON-PROFIT;                                                              COMMITTEE;
                              CIO/CFO;   GOVERNMENT;                LEGAL;                         DISTRIBUTION;   FINANCIAL
 NAME           GEOGRAPHIC    CEO/COO        CEO      INVESTMENT  REGULATORY  POLITICAL  ACADEMIC    MARKETING       EXPERT
-----------------------------------------------------------------------------------------------------------------------------
Blatz               MN                        X                        X          X
-----------------------------------------------------------------------------------------------------------------------------
Carlton             NY                                     X           X                                               X
-----------------------------------------------------------------------------------------------------------------------------
Flynn               MA                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
Jones               MD                                                 X                                               X
-----------------------------------------------------------------------------------------------------------------------------
Lewis               MN                        X                                              X
-----------------------------------------------------------------------------------------------------------------------------
Maher               CT           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Paglia              NY           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Richie              MI           X                                     X
-----------------------------------------------------------------------------------------------------------------------------
Taunton-Rigby       MA           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------



With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors' increased access to information regarding the funds' investment manager, which is the funds' most significant service provider.

COMPLIANCE COMMITTEE -- Supports the funds' maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds' CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.


Statement of Additional Information - Dec. 30, 2010                     Page 174

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board.

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds' financial statements and independent audits as well as the funds' compliance with legal and regulatory requirements relating to the funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds' risks by, among other things, meeting with the funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds' Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 28. COMMITTEE MEETINGS


                                        BOARD                                                     INVESTMENT
                                     GOVERNANCE  COMPLIANCE  CONTRACTS   DISTRIBUTION  EXECUTIVE    REVIEW      AUDIT
FISCAL PERIOD                         COMMITTEE   COMMITTEE  COMMITTEE    COMMITTEE    COMMITTEE   COMMITTEE  COMMITTEE
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           5          6            4            2           6          6
January 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            1           5          6
March 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            3            0           5          6
April 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            3            0           5          6
May 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            2            0           5          6
June 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            2            0           5          6
July 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            2            0           5          7
August 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            1            0           5          7
September 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            1            0           5          7
October 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            3           6          6
November 30
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           5          6            4            2           6          6
December 31
-----------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2010                     Page 175

BOARD MEMBER HOLDINGS

The following table shows the Board members' dollar range of equity securities beneficially owned on Dec. 31, 2009 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

                         TABLE 29. BOARD MEMBER HOLDINGS

Based on net asset values as of Dec. 31, 2009:


                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Columbia Absolute Return Currency and        $50,001-$100,000                    Over $100,000
                             Income
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Income Opportunities Fund           $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Growth        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Multi-Advisor Small Cap Value       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Precious Metals and Mining       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Real Estate                      $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communication and          $10,001-$50,000
                             Information Fund
                             ------------------------------------------------------------------------
                             Seligman National Municipal Fund             $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity       Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Pamela Carlton               Columbia Absolute Return Currency and        $1-$10,000                         Over $100,000**
                             Income
                             ------------------------------------------------------------------------
                             Columbia Money Market*                       $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Floating Rate*                      $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       $1-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 176

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn            Columbia Portfolio Builder Moderate          $50,001-$100,000                   Over $100,000*
                             Aggressive*
                             ------------------------------------------------------------------------
                             Columbia Money Market*                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation*               Over $100,000
                             ------------------------------------------------------------------------
                             Seligman Growth*                             $50,000-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity*      $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones                Columbia Large Core Quantitative             $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Bond                         Over $100,000
                             ------------------------------------------------------------------------
                             Columbia High Yield Bond                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Small Company Index              Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $10,001-$50,000
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 177

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        Columbia 120/20 Contrarian Equity            $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             Columbia Absolute Return Currency and        $10,001-$50,000
                             Income*
                             ------------------------------------------------------------------------
                             Columbia Money Market*                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond*                   $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income*          Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Bond               $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Bond                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Large Growth Quantitative*          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Mid Cap Growth Opportunity          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         Over $100,000
                             Information*
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity*       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity Income            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity*      $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------

John F. Maher                Columbia Money Market*                       $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         Over $100,000
                             Information*
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia       Columbia Money Market*                       $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             Columbia Floating Rate*                      Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 178

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie              RiverSource Balanced                         $1-$10,000                          Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Large Core Quantitative             $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond                    $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia High Yield Bond                     $1-$10,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $1-$10,000
                             Growth
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman Capital                             $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         $1-$10,000
                             Information
                             ------------------------------------------------------------------------
                             Columbia Frontier                            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Global Technology          $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Select Large-Cap Value              $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Select Smaller-Cap Value            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       $1-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  Over $100,000
---------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby         Columbia 120/20 Contrarian Equity            $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Absolute Return Currency and        $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Income Builder Fund III             Over 100,000
                             ------------------------------------------------------------------------
                             Columbia Mid Cap Value Opportunity           $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $50,001-$100,000
                             Growth
                             ------------------------------------------------------------------------
                             Columbia Multi-Advisor Small Cap Value       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         $50,001-$100,000
                             Information
                             ------------------------------------------------------------------------
                             Seligman Growth                              $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 179

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Ted Truscott                 Columbia 120/20 Contrarian Equity            $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Absolute Return Currency and        $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             Columbia Large Core Quantitative             Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined International        Over $100,000
                             Equity
                             ------------------------------------------------------------------------
                             Columbia Large Growth Quantitative           $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Large Value Quantitative            $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Small and Mid Cap    $10,001-$50,000
                             Equity
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond                    Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Bond               $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Bond                         Over $100,000
                             ------------------------------------------------------------------------
                             Columbia High Yield Bond                     Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Income Opportunities                $50,001- $100,000
                             ------------------------------------------------------------------------
                             Columbia Inflation Protected Securities      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Limited Duration Credit             Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Mid Cap Value Opportunity           $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    Over $100,000
                             Growth
                             ------------------------------------------------------------------------
                             Columbia Multi-Advisor International Value   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Portfolio Builder Moderate          $50,001-$100,000
                             Aggressive
                             ------------------------------------------------------------------------
                             Columbia Retirement Plus 2035                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Income Allocation      Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         $10,001-$50,000
                             Information
                             ------------------------------------------------------------------------
                             Columbia Seligman Global Technology          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              Over $100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Premium Technology Growth  $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 180

    *    Deferred compensation invested in share equivalents:

A. Carlton   Columbia Money Market.......................  $1-$10,000
             Columbia Floating Rate......................  $50,001-$100,000
B. Flynn     Columbia Portfolio Builder Moderately         $50,001-$100,000
             Aggressive..................................
             Columbia Money Market.......................  $1-$10,000
             Seligman Growth.............................  $50,001-$100,000
             Threadneedle International Opportunity......  $10,001-$50,000
C. Lewis     Columbia Money Market.......................  $10,001-$50,000
             Columbia Diversified Bond...................  $1-$10,000
             Columbia Absolute Return Currency and         $10,001-$50,000
             Income......................................
             Columbia Large Growth Quantitative..........  $10,001-$50,000
             Columbia Diversified Equity Income..........  $50,001-$100,000
             Columbia Emerging Markets Opportunity.......  $50,001-$100,000
             Columbia Seligman Communications and          $50,001-$100,000
             Information.................................
             Threadneedle International Opportunity......  $50,001-$100,000
D. Maher     Columbia Money Market.......................  $10,001-$50,000
             Columbia Seligman Communications and          Over $100,000
             Information.................................
E. Paglia    Columbia Money Market.......................  $10,001-$50,000
             Columbia Floating Rate......................  Over $100,000


   **    Total includes deferred compensation invested in share equivalents.


As of 30 days prior to the date of this SAI, the Board members and officers as a group owned 2.47% of Columbia Retirement Plus 2035 Fund Class A, 1.18% of RiverSource Disciplined International Equity Fund Class A and 1.42% of Columbia 120/20 Contrarian Equity Fund Class A. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia, RiverSource, Seligman or Threadneedle fund.


COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                 TABLE 30. BOARD MEMBER COMPENSATION - ALL FUNDS


                                                         TOTAL CASH COMPENSATION FROM
BOARD MEMBER(a)                                           FUNDS PAID TO BOARD MEMBER
---------------------------------------------------------------------------------------------
Kathleen Blatz                                                     $196,277
---------------------------------------------------------------------------------------------
Arne H. Carlson(c)                                                  221,354
---------------------------------------------------------------------------------------------
Pamela G. Carlton                                                   191,227(b)
---------------------------------------------------------------------------------------------
Patricia M. Flynn                                                   205,475(b)
---------------------------------------------------------------------------------------------
Anne P. Jones                                                       198,727
---------------------------------------------------------------------------------------------
Jeffrey Laikind(d)                                                  205,307(b)
---------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                               395,503(b)
---------------------------------------------------------------------------------------------
John F. Maher                                                       205,000(b)
---------------------------------------------------------------------------------------------
Catherine James Paglia                                              198,727
---------------------------------------------------------------------------------------------
Leroy Richie                                                        193,727
---------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                193,727
---------------------------------------------------------------------------------------------




 (a) Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial's acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.


 (b) Ms. Carlton, Ms. Flynn, Mr. Laikind, Mr. Lewis and Mr. Maher elected to defer a portion of the total cash compensation payable during the period in the amount of $14,333, $100,333, $130,625, $81,667, and $205,000,
        respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.



 (c) Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.



 (d) Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.




Statement of Additional Information - Dec. 30, 2010                     Page 181

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the Independent Directors, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members will be paid an annual retainer of $125,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Board Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directors are not paid for special meetings conducted by telephone. In 2010, the Board's Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource, Seligman or Threadneedle funds in the Fund Family and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

            TABLE 31. BOARD MEMBER COMPENSATION -- INDIVIDUAL FUNDS


                                                               AGGREGATE COMPENSATION FROM FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                                                                           TAUNTON-
FUND                       BLATZ   CARLSON  CARLTON(A)   FLYNN    JONES   LAIKIND(B)   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder         *        *           *        *        *           *        *        *        *        *          *
Fund
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder         *        *           *        *        *           *        *        *        *        *          *
Fund II
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder         *        *           *        *        *           *        *        *        *        *          *
Fund III
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio              *        *           *        *        *           *        *        *        *        *          *
Builder Aggressive
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio              *        *           *        *        *           *        *        *        *        *          *
Builder Conservative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio              *        *           *        *        *           *        *        *        *        *          *
Builder Moderate
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio              *        *           *        *        *           *        *        *        *        *          *
Builder Moderate
Aggressive
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio              *        *           *        *        *           *        *        *        *        *          *
Builder Moderate
Conservative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio              *        *           *        *        *           *        *        *        *        *          *
Builder Total Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500       $   294  $   303     $   273  $   282  $   295     $   273  $   677  $   265  $   303  $   282    $   282
Index -- total
Amount deferred                 0        0          96       91        0          25      105      265        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Small             928      954         862      887      928         862    2,129      834      954      887        887
Company Index -- total
Amount deferred                 0        0         302      287        0          80      329      834        0        0          0

-----------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 182

                                                               AGGREGATE COMPENSATION FROM FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                                                                           TAUNTON-
FUND                       BLATZ   CARLSON  CARLTON(A)   FLYNN    JONES   LAIKIND(B)   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Equity             1,720    1,744       1,604    1,653    1,744       1,604    3,776    1,561    1,744    1,629      1,629
Value -- total
Amount deferred                 0        0         463      595        0         336      618    1,561        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Precious          354      359         330      339      359         330      776      321      358      335        335
Metals and
Mining -- total
Amount deferred                 0        0          96      122        0          68      127      321        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20           $   103  $   104     $    97  $   100  $   104     $    97  $   221  $    95  $   104  $    99    $    99
Contrarian
Equity -- total
Amount deferred                 0        0          24       38        0          29       37       95        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Recovery and         912      929         869      903      929         869    1,880      853      929      886        886
Infrastructure -- total
Amount deferred                 0        0         170      366        0         333      326      853        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2010
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2015
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2020
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2025
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2030
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2035
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2040
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus        *        *           *        *        *           *        *        *        *        *          *
2045
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield         4,436    4,626       4,212    4,374    4,495       4,212    9,268    4,114    4,495    4,271      4,271
Bond -- total
Amount deferred                 0        0         890    1,720        0       1,490    1,594    4,114        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor        980    1,025         931      968      993         931    2,038      907      993      944        945
Small Cap Value -- total
Amount deferred                 0        0         196      381        0         330      350      907        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia U.S. Government      664      687         625      643      671         625    1,398      604      671      632        631
Mortgage -- total
Amount deferred                 0        0         160      239        0         170      233      604        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners        1,495    1,556       1,417    1,469    1,514       1,417    3,115    1,378    1,514    1,436      1,436
Fundamental
Value -- total
Amount deferred                 0        0         314      570        0         474      532    1,378        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Short           1,779    1,847       1,684    1,742    1,801       1,684    3,725    1,636    1,801    1,705      1,705
Duration U.S.
Government -- total
Amount deferred                 0        0         384      672        0         544      633    1,636        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Dividend           3,054    3,178       2,932    3,104    3,095       3,062    6,388    3,025    3,095    2,974      2,974
Opportunity -- total
Amount deferred                 0        0         534    1,327        0       1,329    1,167    3,025        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Real              424      444         408      435      430         430      884      427      430      414        414
Estate -- total
Amount deferred                 0        0          69      190        0         199      164      427        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Floating           1,013    1,076         972    1,032    1,027       1,017    2,116    1,011    1,027      986        986
Rate -- total
Amount deferred                 0        0         151      454        0         490      395    1,011        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Income             1,838    1,952       1,764    1,869    1,862       1,847    3,812    1,832    1,862    1,789      1,789
Opportunities -- total
Amount deferred                 0        0         271      826        0         898      714    1,832        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Inflation          1,632    1,733       1,566    1,658    1,653       1,639    3,404    1,625    1,653    1,588      1,588
Protected
Securities -- total
Amount deferred                 0        0         244      731        0         790      636    1,625        0        0          0

-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 183

                                                               AGGREGATE COMPENSATION FROM FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                                                                           TAUNTON-
FUND                       BLATZ   CARLSON  CARLTON(A)   FLYNN    JONES   LAIKIND(B)   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Large Core        10,069   10,674       9,637   10,207   10,203      10,076   20,381   10,019   10,203    9,771      9,771
Quantitative -- total
Amount deferred                 0        0       1,502    4,494        0       4,851    3,824   10,019        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Limited            1,151    1,233       1,111    1,184    1,168       1,170    2,359    1,158    1,168    1,128      1,128
Duration Credit -- total
Amount deferred                 0        0         145      539        0         620      453    1,158        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Money              7,280    7,694       6,974    7,354    7,370       7,272   15,303    7,219    7,370    7,063      7,063
Market -- total
Amount deferred                 0        0       1,162    3,195        0       3,350    2,824    7,219        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined       340      363         327      348      345         344      706      342      345      331        331
Small and Mid Cap
Equity -- total
Amount deferred                 0        0          50      154        0         169      133      342        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined       123      131         119      126      125         125      254      124      125      120        120
Small Cap Value -- total
Amount deferred                 0        0          17       56        0          62       48      124        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified       10,872   11,740      10,452   11,219   11,014      11,180   21,928   11,153   11,014   10,593     10,593
Bond -- total
Amount deferred                 0        0       1,384    5,161        0       5,973    4,319   11,153        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-       827      891         794      851      837         847    1,665      845      838      804        804
Exempt -- total
Amount deferred                 0        0         108      389        0         445      326      845        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource California        389      417         373      398      394         396      782      395      394      377        377
Tax-Exempt -- total
Amount deferred                 0        0          54      180        0         203      152      395        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource New York          135      145         129      138      136         137      271      137      136      131        131
Tax-Exempt -- total
Amount deferred                 0        0          18       63        0          71       53      137        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified       10,932   12,190      10,623   11,419   11,084      11,344   22,170   11,356   11,083   10,775     10,775
Equity Income -- total
Amount deferred                 0        0       1,074    5,407        0       6,674    4,432   11,356        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Large Growth       1,782    1,986       1,731    1,859    1,806       1,846    3,604    1,848    1,806    1,755      1,755
Quantitative -- total
Amount deferred                 0        0         176      878        0       1,083      720    1,848        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Large Value          645      718         626      672      654         668    1,311      669      654      635        635
Quantitative -- total
Amount deferred                 0        0          66      317        0         387      261      669        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value      5,352    6,001       5,216    5,636    5,433       5,595   10,813    5,602    5,433    5,296      5,296
Opportunity -- total
Amount deferred                 0        0         477    2,703        0       3,397    2,187    5,602        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Strategic          2,819    3,132       2,737    2,936    2,857       2,916    5,735    2,918    2,857    2,775      2,775
Allocation -- total
Amount deferred                 0        0         289    1,382        0       1,690    1,140    2,918        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource                 1,503    1,677       1,461    1,569    1,524       1,560    3,056    1,561    1,524    1,482      1,482
Balanced -- total
Amount deferred                 0        0         148      743        0         917      611    1,561        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic         800      901         779      838      811         835    1,625      835      811      790        790
Income
Allocation -- total
Amount deferred                 0        0          73      401        0         504      328      835        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Seligman California            83       93          81       87       85          87      170       87       84       82         82
Municipal
High-Yield -- total
Amount deferred                 0        0           8       41        0          51       34       87        0        0          0

-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2010                     Page 184

                                                               AGGREGATE COMPENSATION FROM FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                                                                           TAUNTON-
FUND                       BLATZ   CARLSON  CARLTON(A)   FLYNN    JONES   LAIKIND(B)   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
-----------------------------------------------------------------------------------------------------------------------------------
Seligman California            96      108          94      100       98         100      196      100       98       95         95
Municipal
Quality -- total
Amount deferred                 0        0           9       48        0          59       39      100        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Minnesota            162      181         158      169      164         168      330      168      164      159        159
Municipal -- total
Amount deferred                 0        0          16       80        0          99       66      168        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Seligman National           1,579    1,766       1,534    1,646    1,599       1,639    3,216    1,638    1,599    1,555      1,555
  Municipal -- total
Amount deferred                 0        0         155      780        0         964      642    1,638        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Seligman New York             200      224         194      208      202         208      406      208      202      197        197
Municipal -- total
Amount deferred                 0        0          19       99        0         123       81      208        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return      498      553         483      518      504         515      988      515      504      490        490
Currency and
Income -- total
Amount deferred                 0        0          42      248        0         315      201      515        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific         424      506         419      452      428         456      914      452      429      424        424
ex-Japan -- total
Amount deferred                 0        0          14      232        0         325      195      452        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging             605      674         587      630      613         626    1,208      626      613      596        596
Markets Bond -- total
Amount deferred                 0        0          50      303        0         386      246      625        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging           1,496    1,676       1,455    1,565    1,516       1,556    2,997    1,557    1,516    1,476      1,476
Markets
Opportunity -- total
Amount deferred                 0        0         117      757        0         973      615    1,557        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia European             172      191         167      179      174         178      343      178      174      169        169
Equity -- total
Amount deferred                 0        0          14       86        0         109       70      178        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia                      235      273         233      257      239         255      475      255      240      237        237
Frontier -- total
Amount deferred                 0        0           7      132        0         184      103      255        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global             1,209    1,353       1,175    1,260    1,225       1,254    2,424    1,254    1,226    1,191      1,191
Bond -- total
Amount deferred                 0        0          99      607        0         775      495    1,254        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global             1,118    1,243       1,086    1,166    1,134       1,157    2,226    1,158    1,134    1,102      1,102
Equity -- total
Amount deferred                 0        0          93      559        0         710      453    1,158        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global Extended       21       23          20       22       21          21       41       21       21       20         20
Alpha -- total
Amount deferred                 0        0           1       10        0          14        9       21        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor      1,761    1,953       1,708    1,832    1,786       1,817    3,500    1,819    1,786    1,733      1,733
International
Value -- total
Amount deferred                 0        0         151      875        0       1,106      711    1,819        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global    1,215    1,361       1,183    1,274    1,232       1,266    2,434    1,267    1,231    1,200      1,200
Technology -- total
Amount deferred                 0        0          92      618        0         799      501    1,267        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     1,236    1,371       1,203    1,299    1,256       1,282    2,463    1,284    1,256    1,223      1,223
International
Equity -- total
Amount deferred                 0        0          94      627        0         805      504    1,284        0        0          0

-----------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 185

                                                               AGGREGATE COMPENSATION FROM FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                                                                           TAUNTON-
FUND                       BLATZ   CARLSON  CARLTON(A)   FLYNN    JONES   LAIKIND(B)   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners          953    1,061         925      993      966         985    1,901      986      966      939        939
International Select
Growth -- total
Amount deferred                 0        0          79      476        0         605      387      986        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners          256      294         252      275      260         273      518      273      260      256        256
International Small
Cap -- total
Amount deferred                 0        0          12      139        0         188      110      273        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global            73       81          71       76       74          76      146       76       74       72         72
Equity Income -- total
Amount deferred                 0        0           6       37        0          48       30       76        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle                  947    1,055         920      987      960         980    1,890      980      961      933        933
International
Opportunity -- total
Amount deferred                 0        0          78      474        0         603      385      980        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-      1,649    1,703       1,526    1,586    1,649       1,526    3,963    1,467    1,715    1,580      1,580
Exempt Bond -- total
Amount deferred                 0        0         560      499        0           0      599    1,353      126        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap
Growth                      1,441    1,479       1,332    1,375    1,441       1,332    3,423    1,277    1,489    1,370      1,370
Opportunity -- total
Amount deferred                 0        0         495      430        0           0      517    1,193       94        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate
Tax-Exempt -- total           220      227         203      211      219         203      527      195      228      210        210
Amount deferred                 0        0          75       66        0           0       80      181       16        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
High Income -- total        5,635    5,818       5,215    5,420    5,635       5,215   13,540    5,012    5,860    5,399      5,399
Amount deferred                 0        0       1,915    1,705        0           0    2,046    4,627      427        0          0
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Government
Money Market -- total         348      363         323      338      349         323      828      313      363      338        338
Amount deferred                 0        0         129      101        0           0      124      313        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Select Large-        497      507         463      473      497         463    1,143      445      507      473        473
Cap Value -- total
Amount deferred                 0        0         185      142        0           0      172      445        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-      463      472         429      437      463         429    1,019      420      472      437        437
Cap Value -- total
Amount deferred                 0        0         172      131        0           0      153      420        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Seligman           7,421    7,621       6,888    7,087    7,421       6,888   17,086    6,672    7,621    7,087      7,087
Communications and
Information -- total
Amount deferred                 0        0       2,755    2,126        0           0    2,563    6,672        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle
Global Real                    31       32          29       30       31          29       71       28       32       29         29
Estate -- total
Amount deferred                 0        0          12        9        0           0       11       28        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle
Monthly
Dividend Real                  60       62          56       57       60          56      139       54       62       58         58
Estate -- total
Amount deferred                 0        0          22       17        0           0       21       54        0        0          0

-----------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2010                     Page 186

                                                               AGGREGATE COMPENSATION FROM FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                                                                           TAUNTON-
FUND                       BLATZ   CARLSON  CARLTON(A)   FLYNN    JONES   LAIKIND(B)   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
-----------------------------------------------------------------------------------------------------------------------------------
Seligman                      530      545         491      507      530         491    1,228      476      545      507        507
Capital -- total
Amount deferred                 0        0         197      152        0           0      184      476        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Growth -- total    1,806    1,825       1,672    1,690    1,806       1,672    3,803    1,654    1,825    1,690      1,690
Amount deferred                 0        0         669      507        0           0      570    1,654        0        0          0
-----------------------------------------------------------------------------------------------------------------------------------



* The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.


(a) Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.



(b) Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.




The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



Statement of Additional Information - Dec. 30, 2010                     Page 187

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 32. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder                Charles Schwab & Co., Inc. (Charles       Class A       24.34%                --
                                       Schwab)
Fund                                   a brokerage firm in San Francisco, CA
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management Investment Advisers,  Class R4     100.00%                --
                                       LLC
                                       (Columbia Management), Minneapolis, MN
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder                Charles Schwab                            Class A       30.24%            26.31%
Fund II                                                                          Class R4      48.17%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4      51.83%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder                Charles Schwab                            Class A       30.62%            26.58%
Fund III                                                                         Class R4      74.05%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4      25.95%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Wells Fargo Bank NA (Wells Fargo Bank),   Class R4      52.43%                --
Aggressive                             Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      30.18%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities Inc. (GWFS Equities),       Class R4      12.50%                --
                                       Greenwood Village, CO
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class A        5.32%                --
Conservative                                                                     Class R4      20.85%
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4      59.72%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4      13.92%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4       5.24%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class R4      54.79%                --
                                      ------------------------------------------------------------------------------------------
Moderate                               Wells Fargo Bank                          Class R4      32.25%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO Becker Tire &  Class R4       9.17%                --
                                       Treading, Inc., Denver, CO
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class R4      73.17%                --
Moderate Aggressive                    Fifth Third Bank TTEE, Cincinnati, OH     Class R4      11.66%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO Becker Tire &  Class R4       7.96%                --
                                       Treading, Inc., Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4       5.64%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class R4      57.77%                --
                                      ------------------------------------------------------------------------------------------
Moderate Conservative                  Columbia Management                       Class R4      30.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4      11.90%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Wells Fargo Bank                          Class R4      52.82%                --
                                      ------------------------------------------------------------------------------------------
Total Equity                           Charles Schwab                            Class R4      43.75%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index              Charles Schwab                            Class A      100.00%            35.16%
                                                                                 Class Z       21.47%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank NA (Wachovia Bank),         Class Z       78.44%            64.76%
                                       Charlotte, NC
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Small Company              Charles Schwab                            Class A        6.24%                --
Index                                                                            Class R4       5.65%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      80.56%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Equity Value                  Charles Schwab                            Class A        5.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R       21.35%                --
                                                                                 Class R5     100.00%                --
                                                                                 Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.81%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       25.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.71%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.55%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.70%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, FBO Alumaline Corp. of  Class R       71.11%                --
                                       America, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company, FBO Aurora        Class R        7.54%                --
                                       Packing Company 401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       John Hancock Life Insurance Company,      Class R4      74.65%                --
                                       Buffalo, NY
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R3      96.49%                --
                                                                                 Class R4      19.20%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Precious                   Charles Schwab                            Class A       12.26%                --
Metals and Mining                                                                Class R4      57.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class I      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Merrill Lynch Pierce Fenner & Smith (MLP  Class C       13.50%                --
                                       Fenner & Smith), Jacksonville, FL
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company, FBO Jacinto       Class R4      32.22%                --
                                       Medical Group PA 401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, FBO Saddle Butte        Class R4       7.99%                --
                                       Operating, Denver, CO
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20                        Columbia Management                       Class I      100.00%                --
Contrarian Equity                                                                Class R5     100.00%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Recovery                      Columbia Management                       Class R       24.00%                --
and Infrastructure                                                               Class R3     100.00%
                                                                                 Class R5      33.12%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       26.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.60%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.80%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.31%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R5      66.86%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Brian P.       Class R       75.00%                --
                                       Sommer
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      29.19%                --
                                       Inc. (American Enterprise Investment
                                       Services), Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO Cisco Systems Inc., Acton,   Class R4       5.96%                --
                                       MA
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Retirement                    Columbia Management                       Class R      100.00%                --
Plus 2010                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            63.98%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R      100.00%                --
Plus 2015                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            76.23%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R3     100.00%                --
Plus 2020                                                                        Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       David T. Matthiesen, Littleton, CO        Class A        8.38%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Applied Reliability  Class R       80.49%                --
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital Bank MSCS (Matrix          Class R       14.86%                --
                                       Capital), Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            75.54%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R       16.35%                --
Plus 2025                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Eric Taketa, Wailuku, Hi                  Class A        8.10%                --
                                      ------------------------------------------------------------------------------------------
                                       Anthony D. and Rebecca H. Marken,         Class A        5.78%                --
                                       Lexington, MA
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R       83.64%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            87.25%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R       31.82%                --
Plus 2030                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       John C. Bukowski, Suffern, NY             Class A       10.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Steven and Teresa Bockian, Orlando, FL    Class A        5.89%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Applied Reliability  Class R       68.18%                --
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            87.56%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R      100.00%                --
Plus 2035                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Gary L. and Karen L. Fournier,            Class A        7.30%                --
                                       Vicksburg, MS
                                      ------------------------------------------------------------------------------------------
                                       Richard and Stefanie A. Nelson, Hot       Class A        5.23%                --
                                       Springs, SD
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z       99.87%            89.55%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R       32.46%                --
Plus 2040                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R       67.53%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z       98.82%            86.36%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Retirement                    Columbia Management                       Class R       82.98%                --
Plus 2045                                                                        Class R3     100.00%
                                                                                 Class R4      28.19%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Applied Reliability  Class R       17.02%                --
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Scottrade Inc. FBO Michael C. Davis, St.  Class R4      71.81%                --
                                       Louis, MO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            88.66%
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond               MLP Fenner & Smith                        Class C       14.76%                --
                                                                                 Class R       69.10%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       21.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       37.23%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       23.77%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       ING Life Insurance and Annuity (ING),     Class R3      89.20%                --
                                       Hartford, CT
                                                                                 Class R4      93.78%
                                      ------------------------------------------------------------------------------------------
                                       Massachusetts Mutual                      Class R3       6.29%                --
                                      ------------------------------------------------------------------------------------------
                                       US Bank National Association, Milwaukee,  Class R5      99.52%                --
                                       WI
--------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small           Columbia Portfolio Builder Aggressive     Class I       16.51%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
Cap Value                              Columbia Portfolio Builder Moderate Fund  Class I       30.26%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       33.96%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.68%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I        8.91%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Christa Fischer FBO Photo Systems Inc.    Class R        5.94%                --
                                       401K, Dexter, MI
                                      ------------------------------------------------------------------------------------------
                                       Robert Guglielmo FBO Grid Electric Inc.   Class R        5.16%                --
                                       401K. Chester Springs, PA
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Company           Class R       84.79%                --
                                       (Hartford Life),
                                       Weatogue, CT                              Class R3      21.70%
                                      ------------------------------------------------------------------------------------------
                                       PIMS/Prudential Retirement, Boston, MA    Class R3      66.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Reliance Trust Co. FBO VHFA, Atlanta, GA  Class R3       7.83%                --
                                      ------------------------------------------------------------------------------------------
                                       VRSCO FBO Pullman Regional Hospital,      Class R4      41.18%                --
                                       Houston, TX
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      30.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Edward Dopkin FBO Classic Catering        Class R4       5.74%                --
                                       People Inc., Owings Mills, MD
                                      ------------------------------------------------------------------------------------------
                                       JP Morgan Chase Bank, Kansas City, MO     Class R5      99.94%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage      Columbia Income Builder Fund              Class I       25.69%            55.94%(a)
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       31.90%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       11.28%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       12.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.16%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        5.80%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Life Insurance Company,       Class R4      12.12%                --
                                       Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        5.25%                --
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Harvard Mgmt            Class R4      30.76%                --
                                       Solutions, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      30.75%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO URY & Moskow LLC,  Class R4      17.70%                --
                                       Fargo, ND
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental       Columbia Portfolio Builder Aggressive     Class I       17.66%            32.17%(a)
Value                                  Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.64%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.66%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.53%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      83.80%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4       5.73%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration             Columbia Management                       Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
U.S. Government                        Columbia Portfolio Builder Conservative   Class I       43.31%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       39.88%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       16.80%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class R       79.26%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO North Alabama      Class R        7.93%                --
                                       Insurance, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      98.92%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia Dividend                      Columbia Management                       Class R3     100.00%                --
Opportunity                                                                      Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       10.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       19.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I        8.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       10.93%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       16.35%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.32%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       10.80%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class R       97.90%                --
                                      ------------------------------------------------------------------------------------------
                                       VRSCO FBO Hamilton Healthcare, Houston,   Class R4      64.38%                --
                                       TX
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4       6.76%                --
                                      ------------------------------------------------------------------------------------------
                                       Securian Financial Services, St. Paul,    Class R5      38.12%                --
                                       MN
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Bennett Tueller         Class R5      15.11%                --
                                       Johnson & Deere, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       TD Ameritrade Trust Co., Denver CO        Class R5      13.55%                --
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Western Gynecological   Class R5      12.04%                --
                                       Clinic, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Utah Woolen Mills       Class R5      12.01%                --
                                       Profit Sharing Plan, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO Sylvia C San Martin TTEE,    Class R5       7.89%                --
                                       St. Augustine, FL
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate                Columbia Management                       Class R4      12.42%            68.41%(a)
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       13.28%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       10.48%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I        9.81%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       23.04%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.72%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        8.24%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I        8.21%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      87.58%                --
--------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                 Columbia Management                       Class R5     100.00%            27.75%(a)
                                                                                 Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       12.28%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       35.22%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       21.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       12.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        9.21%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.17%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        6.52%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.19%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4       64.03                --
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO American Trust & Svgs,       Class R4       7.31%                --
                                       Dubuque, IA
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities          Columbia Portfolio Builder Aggressive     Class I        5.58%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       39.73%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       22.91%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.80%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I        6.41%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B        6.32%                --
                                                                                 Class C        8.83%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley Smith Barney, Jersey       Class C        7.78%                --
                                       City, NJ
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      12.78%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4      84.82%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected           RiverSource Life Insurance Company,       Class R4      13.62%            31.95%(a)
Securities                             Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I        9.81%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I        9.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I       10.06%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       28.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       16.65%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       13.74%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets, Owings Mills,   Class C       15.08%                --
                                       MD
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.31%                --
                                                                                 Class R       64.40%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Moen 401K, Fargo,  Class R        5.97%                --
                                       ND
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO B & L Corp. 401K,  Class R        5.91%                --
                                       Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO C. Anthony         Class R        5.91%                --
                                       Phillips Accountancy, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital Bank MSCS, Denver, Co      Class R4      68.92%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Life Insurance Co.            Class R4       7.21%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.96%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Columbia Large Core                    Columbia Management                       Class R      100.00%                --
Quantitative
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I        6.94%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       10.92%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       16.57%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.58%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       10.77%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.73%                --
                                                                                 Class R       78.57%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      95.66%                --
                                                                                 Class R5      99.91%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit       Columbia Management                       Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I       38.30%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       13.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.60%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       35.57%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.58%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      85.91%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Money Market                  Columbia Management                       Class R      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       35.70%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I       52.27%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class B        6.67%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class C       28.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Mythics, Inc.      Class R5      54.23%                --
                                       401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Greatmats.com      Class R5      30.29%                --
                                       Corp., Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust DBA MATC FBO Harvard        Class R5       5.67%                --
                                       Management Solutions 401K, Pittsburgh,
                                       PA
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.67%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class Z       99.97%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                Columbia Management                       Class R4      82.91%                --
Small and Mid Cap Equity
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Aggressive   Class I        7.82%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I       22.13%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I       16.28%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I        8.42%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2020        Class I        5.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2025        Class I        7.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2030        Class I        7.31%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2035        Class I        5.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Brian C. Burghardt, Glendale, WI          Class B        6.39%                --
                                      ------------------------------------------------------------------------------------------
                                       Louiselle A. Pilegi, Agawam,MA            Class B        6.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Jennifer Woolbright, Reston, VA           Class C       14.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Carl L. and Vicki L. Ulepich, Frontenac,  Class C       10.98%                --
                                       KS
                                      ------------------------------------------------------------------------------------------
                                       Patrick J. and Edilia I. Powers, Forest   Class C        9.95%                --
                                       Park, IL
                                      ------------------------------------------------------------------------------------------
                                       Mary Caroline Walsh Murguia, San          Class C        7.45%                --
                                       Antonio, TX
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      17.09%                --
                                                                                 Class W       99.99%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                Columbia Management                       Class B        6.09%            91.93%(a)
Small Cap Value                                                                  Class C        6.42%
                                                                                 Class R      100.00%
                                                                                 Class R3      67.31%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       29.39%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       46.90%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       23.69%                --
                                      ------------------------------------------------------------------------------------------
                                       Eric B. and Lucilla Henderson, Lake       Class B        9.49%                --
                                       Jackson, TX
                                      ------------------------------------------------------------------------------------------
                                       Doris M. Tole, Pittsburgh, PA             Class B        9.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Kenneth E. Farnen, Homer, AK              Class B        9.01%                --
                                      ------------------------------------------------------------------------------------------
                                       Marilyn A. and Gary F. Consorto, Vonore,  Class B        6.13%                --
                                       TN
                                      ------------------------------------------------------------------------------------------
                                       Donald R. Chmielewski, Isle, MN           Class B        5.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley Smith Barney, Jersey       Class C       20.08%                --
                                       City, NJ
                                      ------------------------------------------------------------------------------------------
                                       Sanford A. Greentree, Westlake Vlg, CA    Class C       19.83%                --
                                      ------------------------------------------------------------------------------------------
                                       Jill Thompson, Moundsview, MN             Class C        9.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Bea Vande Merwe, Salt Lake City, UT       Class C        9.07%                --
                                      ------------------------------------------------------------------------------------------
                                       Timothy E. Releford, New York, NY         Class C        8.66%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard T. Castiano, Fort Myers, FL       Class C        7.81%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, Denver, CO              Class R3      32.69%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond              Columbia Management                       Class R3      93.14%                --
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets, Owings Mills,   Class C       29.63%                --
                                       MD
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       15.31%                --
                                                                                 Class R       52.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I        6.41%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       34.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       20.02%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       10.17%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, Denver, CO              Class R       15.70%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Thomas J. King,    Class R       12.89%                --
                                       Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      99.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain,Easton, MD                 Class R5      55.69%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      39.90%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Minnesota                     Leonard and Marion Hoppe, Graceville, MN  Class B        6.59%                --
Tax-Exempt
                                      ------------------------------------------------------------------------------------------
                                       Richard J. and Mary H. Hill, St. Louis    Class B        6.41%                --
                                       Park, MN
                                      ------------------------------------------------------------------------------------------
                                       Lois Drontle, Eden Prairie, MN            Class B        5.20%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource California                 First Clearing, LLC, Moss Family Trust,   Class A       11.83%                --
Tax-Exempt                             Descan SO, CA
                                      ------------------------------------------------------------------------------------------
                                       ETrade Clearing LLC, Merrifield, VA       Class A        7.41%                --
                                      ------------------------------------------------------------------------------------------
                                       Sara L. Oswald, San Diego, CA             Class A        6.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Kathleen Scopaz, San Clemente, CA         Class B       17.51%                --
                                      ------------------------------------------------------------------------------------------
                                       Angelo Bomio, Salinas, CA                 Class B       12.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Gerald L. and JoAnne Karels, Tulare, CA   Class B        8.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class B        8.69%                --
                                      ------------------------------------------------------------------------------------------
                                       Miriam A. and Myrin C. Wilcox,            Class B        6.15%                --
                                       Porterville, CA
                                      ------------------------------------------------------------------------------------------
                                       Brian W. Robins, San Diego, CA            Class B        5.17%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class C       26.91%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        5.96%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource New York                   Jeffrey B. Seller, New York, NY           Class A        7.67%                --
                                      ------------------------------------------------------------------------------------------
Tax-Exempt                             American Enterprise Investment Service    Class A        6.28%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B       25.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Edward Ebler, Babylon, NY                 Class B       15.14%                --
                                      ------------------------------------------------------------------------------------------
                                       Sharon Ganz, Forest Hills, NY             Class B       12.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Vincent J. Solimine, Glen Cove, NY        Class B        7.80%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard Clark, Somers, NY                 Class B        5.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Thomas W. and Susan M. Noonan, Clifton    Class C       43.74%                --
                                       Park, Ny
                                      ------------------------------------------------------------------------------------------
                                       Ena S. Ryan, Brooklyn, NY                 Class C       22.49%                --
                                      ------------------------------------------------------------------------------------------
                                       Frederic I. Nelson, Oceanside, NY         Class C       16.15%                --
                                      ------------------------------------------------------------------------------------------
                                       Ottoviano Asarese, Buffalo, NY            Class C       15.07%                --
                                      ------------------------------------------------------------------------------------------
                                       Joseph P. and Cynthia A. Dowd,            Class C       14.46%                --
                                       Wynantskill, NY
                                      ------------------------------------------------------------------------------------------
                                       James H. Sisung, Staatsburg, NY           Class C       13.47%                --
                                      ------------------------------------------------------------------------------------------
                                       James R. And Kelly S. Betters, Leroy, NY  Class C       12.01%                --
                                      ------------------------------------------------------------------------------------------
                                       Arthur E. and Gertrude Kranz, S.          Class C       11.76%                --
                                       Farmingdale, NY
                                      ------------------------------------------------------------------------------------------
                                       Christopher Paul Pellegrini, Rye, NY      Class C       11.58%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing LLC, St. Louis, MO         Class C       11.17%                --
                                      ------------------------------------------------------------------------------------------
                                       Melinda and James Coates, Rego Park, NY   Class C       10.19%                --
                                      ------------------------------------------------------------------------------------------
                                       Lauren M. Trotta, New York, NY            Class C       10.02%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity            Columbia Management                       Class W      100.00%                --
Income                                                                           Class Z       12.25%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.43%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.43%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.85%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.94%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R       52.88%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Securities Distribution Company  Class R       14.58%                --
                                       Inc., Hartford, CT
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R        11.46                --
                                                                                 Class R3      74.33%                --
                                                                                 Class R5      10.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R       14.96%                --
                                                                                 Class R3       8.12%                --
                                                                                 Class R4      28.86%                --
                                                                                 Class R5      28.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Tomorrow's Scholar, Milwaukee, WI         Class R4      12.16%                --
                                      ------------------------------------------------------------------------------------------
                                       American Century Investments, Kansas      Class R4       6.47%                --
                                       City, MO
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R4      13.39%                --
                                                                                 Class R5      33.41%                --
                                      ------------------------------------------------------------------------------------------
                                       Ameriprise Trust Company                  Class R5       8.09%                --
                                      ------------------------------------------------------------------------------------------
                                       Taynik & Co., Boston, MA                  Class R5       7.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Mercer Trust Company FBO Johnson          Class R5       7.26%                --
                                       Outdoors Inc., Norwood, MA
                                      ------------------------------------------------------------------------------------------
                                       Suchetha M. Prabhu, Essex Jct, VT         Class Z       87.75%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Large Growth                  Columbia Management                       Class R      100.00%          30.62%(a)
Quantitative                                                                     Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       13.78%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       21.24%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       23.27%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        5.42%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       13.39%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       48.20%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.98%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Large Value                   Columbia Management                       Class C        8.02%          42.46%(a)
Quantitative                                                                     Class R      100.00%
                                                                                 Class R4      55.13%
                                                                                 Class Z      100.00%
                                      ------------------------------------------------------------------------------------------
                                       SSB and Trust Co., Boston, MA             Class I       45.24%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I        7.88%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I        8.62%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        8.25%                --
                                       Portfolio Moderate
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        5.74%                --
                                       Portfolio Moderately Aggressive
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.98%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Jay Hunter and Mary Sue Hyer, Winter      Class A        5.77%                --
                                       Haven, FL
                                      ------------------------------------------------------------------------------------------
                                       James Spirito, Hillsdale, NJ              Class B        14.43                --
                                      ------------------------------------------------------------------------------------------
                                       Theresa Strassburger, Albuquerque, NM     Class B        9.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard W. and Robin O. Wagner, Oakland   Class B        9.28%                --
                                       Park, IL
                                      ------------------------------------------------------------------------------------------
                                       Kevin Heniff, Mokena, IL                  Class B        9.05%                --
                                      ------------------------------------------------------------------------------------------
                                       Carolynn C. Heine, Crete, IL              Class B        6.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Tristan Hotaling, Black Hawk, CO          Class C       20.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Pershing LLC, Jersey City, NJ             Class C       19.10%                --
                                      ------------------------------------------------------------------------------------------
                                       Ramona A. Scarth Family Trust,            Class C        8.02%                --
                                       Henderson, NV
--------------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value                 Columbia Management                       Class W      100.00%                --
Opportunity                                                                      Class Z       10.03%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.42%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.90%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.45%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.85%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.95%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       19.32%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R       78.27%                --
                                                                                 Class R3      14.89%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank Cust FBO ADP Access,    Class R3       8.40%                --
                                       Boston, MA
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R3       5.98%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R3      43.17%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      17.63%                --
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R4      17.69%                --
                                                                                 Class R5      13.59%                --
                                      ------------------------------------------------------------------------------------------
                                       John Hancock Life Insurance Company,      Class R4      21.93%                --
                                       Buffalo, NY
                                      ------------------------------------------------------------------------------------------

                                       NFS LLC FEBO 401K Finops IC Funds,        Class R4      24.49%                --
                                       Covington, KY
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R5       9.94%                --
                                      ------------------------------------------------------------------------------------------

                                       Standard Insurance Co.                    Class R5       8.19%                --
                                      ------------------------------------------------------------------------------------------

                                       State Street Bank & Trust IRA             Class Z       89.97%                --
                                       Mary L. Kloser, Seeley Lake, MT
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation          Columbia Management                       Class I      100.00%                --
                                                                                 Class R      100.00%
                                                                                 Class Z      100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      70.28%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Balanced                   Columbia Management                       Class R        6.71%                --
                                                                                 Class R5      28.03%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        7.45%                --
                                                                                 Class R       77.01%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C        5.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO, B & L Corp.   Class R       16.28%                --
                                       401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      67.64%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income           Columbia Management                       Class R      100.00%                --
Allocation Fund
                                      ------------------------------------------------------------------------------------------
                                       Patrick's Plain                           Class R5      97.99%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      81.72%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal          Citigroup Global Markets                  Class A        6.05%                --
High Yield Series                                                                Class C       11.51%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        6.23%                --
                                                                                 Class C       19.15%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley & Co. (Morgan Stanley),    Class A        5.38%                --
                                       Jersey City, NJ                           Class C       15.24%
                                      ------------------------------------------------------------------------------------------
                                       Christopher Ranch LLC, Gilroy, CA         Class C       11.14%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal          MLP Fenner & Smith                        Class C       67.74%                --
Quality Series
                                      ------------------------------------------------------------------------------------------
                                       Citigroup                                 Class C        5.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       11.49%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing LLC Alice Ogden Trust,     Class A        5.13%                --
                                       Calle Real, CA
--------------------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal           Edward D. Jones & Co., Maryland H&S, MO   Class A       17.62%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       10.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup                                 Class C        5.29%                --
                                      ------------------------------------------------------------------------------------------
                                       UBS Financial Services Inc. FBO Ethelyn   Class C        7.40%                --
                                       C. Engel, Cold Spring, MN
                                      ------------------------------------------------------------------------------------------
                                       Anne E. Brass, Anoka, MN                  Class C        6.72%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman National Municipal            Citigroup Global Markets                  Class A        6.40%                --
                                                                                 Class C       12.95%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        8.51%                --
                                      ------------------------------------------------------------------------------------------
                                       Edward D. Jones & Co. Maryland H&S, MO    Class C        6.30%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal            Citigroup Global Markets                  Class C        5.97%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       22.86%                --
                                      ------------------------------------------------------------------------------------------
                                       RBC Capital Markets Corp. FBO James       Class C        6.64%                --
                                       Grunebaum, Buffalo, NY
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and  Columbia Management                       Class Z        5.08%                --
Income

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        9.22%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        9.03%                --
                                       Moderate Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        6.63%                --
                                       Moderately Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       26.68%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I        9.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       32.54%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise                       Class W       99.98%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        5.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Stephen W. Lemmon, Austin TX              Class Z       70.93%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank & Trust IRA James       Class Z       23.99%                --
                                       Harold Maret, Hartwell, GA
--------------------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-              Columbia Management                       Class C       16.03%                --
Japan                                                                            Class I      100.00%
                                                                                 Class R      100.00%
                                                                                 Class Z      100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise                       Class A       56.81%                --
                                                                                 Class C       83.97%
                                      ------------------------------------------------------------------------------------------
                                       MAC & Co., Pittsburgh, PA                 Class R5      16.87%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets              Columbia Management                       Class R4       9.47%            31.69%(a)
                                      ------------------------------------------------------------------------------------------
Bond                                   RiverSource Disciplined Asset Allocation  Class I        5.10%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        6.65%                --
                                       Moderate Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       25.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       39.79%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       14.01%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class R4      79.93%                --
                                       Inc.
                                                                                 Class W       99.95%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C       17.66%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       10.83%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Synergy Seven Inc.,  Class R4       6.71%                --
                                       Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       LPL Financial                             Class Z       47.20%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank & Trust, Okate, SC      Class Z        9.94%                --
                                      ------------------------------------------------------------------------------------------
                                       RBC Capital Markets Corp. FBO Joan A.     Class Z        6.56%                --
                                       Jagow, Chagrin Falls, OH
                                      ------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets              Columbia Management                       Class W      100.00%                --
Opportunity                                                                      Class Z        9.85%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.88%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       27.53%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       30.22%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.99%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.36%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       33.15%                --
                                                                                 Class R       79.92%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class R4      33.14%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      84.14%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank & Trust Roth IRS        Class Z       51.53%                --
                                       Kimberly V. Flower, El Portal, FL
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank & Trust IRA Zafar H.    Class Z       20.06%                --
                                       Fatimi, Bellport, NY
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank & Trust Jennifer A.     Class Z       18.56%                --
                                       George Cust.
--------------------------------------------------------------------------------------------------------------------------------

Columbia European Equity               Columbia Management                       Class R4      13.72%                --
                                                                                 Class Z      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      11.10%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus 2015 Fund        Class I       10.61%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus 2020 Fund        Class I       14.27%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus 2025 Fund        Class I       19.71%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus 2030 Fund        Class I       18.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus 2035 Fund        Class I       13.79%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus 2040 Fund        Class I       10.13%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus 2045 Fund        Class I       10.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C        6.37%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO Urologic       Class R4      71.45%                --
                                       Surgery, P.C. 401K, Denver, CO
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Frontier                      Columbia Management                       Class R4      12.36%            32.79%(a)
                                                                                 Class Z      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.46%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       26.95%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.88%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.95%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       19.23%                --
                                                                                 Class R       41.51%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      77.27%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R       17.68%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R        7.98%                --
                                       Phillps Accountantcy 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Dedicated      Class R        7.08%                --
                                       Systems
                                      ------------------------------------------------------------------------------------------
                                       Seligman Advisors Inc., Minneapolis, MN   Class R        8.14%                --
                                      ------------------------------------------------------------------------------------------
                                       Accutek Packaging Equipment Company 401K  Class R        7.26%                --
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation, Easton, MD      Class R5      68.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      28.20%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Global Bond                   Columbia Management                       Class R      100.00%            36.61%(a)
                                                                                 Class Z       10.75%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I        5.76%                --
                                      ------------------------------------------------------------------------------------------
Columbia                               Columbia Portfolio Builder Conservative   Class I       10.94%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       31.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       17.91%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       14.98%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      75.23%                --
                                      ------------------------------------------------------------------------------------------
                                       Leslie Betts FBO Pharmacy Administrative  Class R4       7.31%                --
                                       Solutions
                                      ------------------------------------------------------------------------------------------
                                       Michael Gallina FBO Manns Jewelers Inc.   Class R4       5.46%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank & Trust, Alexandria,    Class Z       64.05%                --
                                       VA
                                      ------------------------------------------------------------------------------------------
                                       Edward D. Jones & Co., Maryland Hts., MO  Class Z       20.95%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                 Columbia Management                       Class R       10.21%                --
                                                                                 Class R5      23.24%
                                                                                 Class W      100.00%
                                                                                 Class Z      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       12.15%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       32.75%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       35.55%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        8.22%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I        8.42%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        7.45%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R       21.64%                --
                                       Phillps Accountantcy 401K
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO Applied        Class R       20.41%                --
                                       Reliability Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R       18.68%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO EFK Moen 401K  Class R       13.49%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Nile Project,  Class R        6.95%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Accutek Packaging Equipment Company 401K  Class R        6.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      98.08%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class R5      76.76%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha         Columbia Management                       Class C        5.16%            51.12%(a)
                                                                                 Class I      100.00%

                                                                                 Class R       99.99%
                                                                                 Class R4      11.55%
                                                                                 Class Z        9.63%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class C        7.31%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class B       70.30%                --
                                       Inc.
                                                                                 Class C       69.49%
                                                                                 Class R4      88.46%
                                      ------------------------------------------------------------------------------------------
                                       Pershing LLC, Jersey City, NJ             Class C       11.75%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class C        7.31%                --
                                      ------------------------------------------------------------------------------------------
                                       TD Ameritrade Inc., Omaha, NE             Class Z       90.37%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor                 Columbia Management                       Class Z      100.00%            27.51%(a)
International Value
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.37%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.32%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.83%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.83%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      45.15%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology    Columbia Management                       Class Z       14.14%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.47%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.51%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.87%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.95%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        9.11%                --
                                                                                 Class B        6.50%
                                                                                 Class C       19.64%
                                                                                 Class R       12.72%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley, Jersey City, NJ           Class C        5.05%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Co., Hartford,    Class R       65.14%                --
                                       CT
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      30.81%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Chalet Dental  Class R        5.36%                --
                                       Care 401K
                                      ------------------------------------------------------------------------------------------
                                       MAC & Co., Pittsburgh, PA                 Class R5      99.84%                --
                                      ------------------------------------------------------------------------------------------
                                       Julie Rosenfield, Broadmore Rd.           Class Z       85.86%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International  Columbia Management                       Class R      100.00%            32.26%(a)
Equity                                                                           Class R4      14.43%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I       12.32%                --
                                       Moderate Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        8.49%                --
                                       Moderately Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I        6.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I        7.79%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I        7.96%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       12.41%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       13.44%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I        7.72%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class C        6.39%                --
                                       Inc.
                                                                                 Class R4      81.31%
                                                                                 Class W       99.98%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International     Columbia Portfolio Builder Aggressive     Class I       17.39%            50.49%(a)
Select Growth                          Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.88%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.33%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.82%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.86%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        8.34%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO U.S. Tank      Class R       22.11%                --
                                       Alliance, Inc.,
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO A & B          Class R       19.03%                --
                                       Builders Inc. 401K
                                      ------------------------------------------------------------------------------------------
                                       Accutek Packaging Equipment Company 401K  Class R       16.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO B & L          Class R       11.15%                --
                                       Corporation 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R       10.83%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R        7.63%                --
                                       Phillps Accountantcy 401
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      55.61%                --
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company, Parsippany,  Class R4      15.20%                --
                                       NY
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      97.34%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners International     Columbia Portfolio Builder Aggressive     Class I       17.35%            26.35%(a)
Small Cap                              Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       27.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.22%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.84%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.88%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        8.09%                --
                                                                                 Class C       18.88%
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO EFK Moen 401K  Class R       17.46%                --
                                       Plan
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Sales West     Class R        9.85%                --
                                       Partners Inc. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Edward Sales   Class R        8.54%                --
                                       Corp. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO B & L          Class R        8.05%                --
                                       Corporation 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Dedicated      Class R        6.35%                --
                                       Systems
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R        5.94%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R        5.68%                --
                                       Phillps
                                      ------------------------------------------------------------------------------------------
                                       Accountantcy 401
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Fulton         Class R        5.19%                --
                                       Communications 401K Plan
                                      ------------------------------------------------------------------------------------------
                                       Taynik & Co., Quincy, MA                  Class R4      53.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      96.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Massachusetts Mutual Life Insurance Co.,  Class R4      37.43%                --
                                       Springfield, MA
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity             Columbia Management                       Class I      100.00%                --
Income                                                                           Class R       95.23%
                                                                                 Class R4      32.83%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class C       12.47%                --
                                                                                 Class R4      67.16%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Threadneedle International             Columbia Portfolio Builder Aggressive     Class I       17.38%            30.49%(a)
Opportunity                            Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.88%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.35%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.80%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       16.86%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO EFK Moen 401K  Class R       18.77%                --
                                       Plan
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Sales West     Class R        9.95%                --
                                       Partners Inc. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO B & L          Class R        9.78%                --
                                       Corporation 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R        9.02%                --
                                       Phillps Accountantcy 401
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Dedicated      Class R        7.69%                --
                                       Systems
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R        7.18%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO General Truck  Class R        7.13%                --
                                       Sales Corp. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Edward Sales   Class R        6.98%                --
                                       Corp. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Nordaas        Class R        5.31%                --
                                       American Homes of MN Lake 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Jay Lerman MD  Class R4      33.10%                --
                                       PC. 401K
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class R4      51.22%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond      None                                      N/A              N/A                --
--------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity    Charles Schwab                            Class A        7.03%                --
                                                                                 Class R4       9.07%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       16.45%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       27.43%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       31.54%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.84%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       15.38%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        6.87%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class C        5.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      82.55%                --
                                      ------------------------------------------------------------------------------------------
                                       US Bank NA, Milwaukee, WI                 Class R4       8.20%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax Exempt    Charles Schwab                            Class A        8.06%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing LLC, A/C T. J.             Class C        5.36%                --
                                       Househmandzadeh, Cerritos, CA
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income     None                                      N/A              N/A                --
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Government Money Market       Patricks Plain LLC                        Class R5      96.68%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap Value        Columbia Management                       Class R3     100.00%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       18.01%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       25.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.73%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.32%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       52.66%                --
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company, Parsippany,  Class A        7.89%                --
                                       NJ
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B        9.78%                --
                                                                                 Class C       30.39%
                                                                                 Class R       79.31%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class B        5.54%                --
                                                                                 Class C        5.05%                --
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      48.68%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      41.42%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value      Columbia Management                       Class R3     100.00%                --
                                                                                 Class R4      10.70%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       25.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       74.75%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       32.91%                --
                                                                                 Class R       76.90%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      89.30%                --
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      51.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      35.29%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications       Columbia Management                       Class R3      35.45%                --
  and Information                                                                Class R4      43.28%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.94%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       25.55%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.87%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.28%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.24%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       11.16%                --
                                                                                 Class B       18.43%
                                                                                 Class C       21.58%
                                                                                 Class R       39.63%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class A        5.15%                --
                                                                                 Class B        7.46%
                                                                                 Class C        6.95%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        6.57%                --
                                                                                 Class R4      56.72%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class B        5.30%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Co., Hartford,    Class R       30.01%                --
                                       CT
                                      ------------------------------------------------------------------------------------------
                                       JPMorgan Chase Bank , New York, NY        Class R        7.48%                --
                                      ------------------------------------------------------------------------------------------
                                       Pershing LLC, Jersey City, NJ             Class R3      64.41%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global             Columbia Management                       Class A       18.00%            46.18%(a)
  Real Estate                                                                    Class R        5.78%
                                                                                 Class R3     100.00%
                                                                                 Class R4      85.27%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       17.26%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       15.79%                --
                                                                                 Class C       51.01%
                                                                                 Class R       85.35%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       42.79%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       57.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Valley         Class R        8.87%                --
                                       Ford 401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Scottrade Inc. FBO Jeffrey Powers IRA,    Class R4      14.73%                --
                                       Saint Louis, MO
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      61.69%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      37.91%                --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly            Columbia Management                       Class R3     100.00%                --
  Dividend Real Estate                                                           Class R4      38.39%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       99.62%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       13.25%                --
                                                                                 Class B       22.58%
                                                                                 Class C       50.85%
                                                                                 Class R       87.25%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class B        6.12%                --
                                                                                 Class C        7.74%
                                      ------------------------------------------------------------------------------------------
                                       Scottrade Inc. FBO Kenny K. Fong,         Class R4      61.61%                --
                                       Saint Louis, MO
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      61.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      36.74%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman Capital                       Columbia Management                       Class R3     100.00%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       36.94%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.86%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       55.15%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B       10.68%                --
                                                                                 Class C       26.29%
                                                                                 Class R       71.60%
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      56.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      40.66%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman Growth                        Columbia Management                       Class R3     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       25.53%                --
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Moderate       Class I       29.84%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Moderate       Class I        6.31%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Total Equity   Class I       18.21%                --
                                      ------------------------------------------------------------------------------------------

                                       Ameriprise Trust Company                  Class R4      91.71%                --
                                      ------------------------------------------------------------------------------------------

                                       Wachovia Bank                             Class R4       7.61%                --
                                      ------------------------------------------------------------------------------------------

                                       MLP Fenner & Smith                        Class C        9.80%                --
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company, Fargo, ND         Class R       70.27%                --
                                      ------------------------------------------------------------------------------------------

                                       MG Trust Company FBO Global               Class R        6.60%                --
                                       Surveillance Associates, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      85.93%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5       8.30%                --
--------------------------------------------------------------------------------------------------------------------------------



(a) Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds' investments.


A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS


In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the "Supreme Court"), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.


In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For RiverSource and Threadneedle funds, the financial statements for the fiscal years ended on or after July 31, 2007, and for Seligman funds, the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund's Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource funds, the financial statements for periods ended on or before June 30, 2007 were audited by other auditors. For Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008 were audited by Deloitte & Touche LLP.

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS.
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   - Nature of and provisions of the obligation.

   - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.



Statement of Additional Information - Dec. 30, 2010                          A-1

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


Statement of Additional Information - Dec. 30, 2010                          A-2

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.


Statement of Additional Information - Dec. 30, 2010                          A-3

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The

Statement of Additional Information - Dec. 30, 2010                          A-4
short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


Statement of Additional Information - Dec. 30, 2010                          A-5

                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS
                               STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

    - the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

    - natural disasters and ecological or environmental concerns;

    - the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

    - the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

    - economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.


Statement of Additional Information - Dec. 30, 2010                          B-1


Statement of Additional Information - Dec. 30, 2010                          B-1

                                                                      APPENDIX C

                         RIVERSOURCE S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Statement of Additional Information - Dec. 30, 2010                          B-1


Statement of Additional Information - Dec. 30, 2010                          C-1

                                                                      APPENDIX D

CLASS A - CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.


--------------------------------------------------------------------------------------------------------------------------
                                                                                SALES CHARGE(a) AS A PERCENTAGE OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                             PUBLIC OFFERING             NET AMOUNT
  FUND CATEGORY                                TOTAL MARKET VALUE                PRICE(b)                 INVESTED
--------------------------------------------------------------------------------------------------------------------------
                                                         $0 - $49,999             5.75%                     6.10%
                                           -------------------------------------------------------------------------------
                                                    $50,000 - $99,999             4.50%                     4.71%
                                           -------------------------------------------------------------------------------
                                                  $100,000 - $249,999             3.50%                     3.63%
                                           -------------------------------------------------------------------------------
 Balanced, Equity, Fund-of-                       $250,000 - $499,999             2.50%                     2.56%
  funds - equity*
                                           -------------------------------------------------------------------------------
                                                  $500,000 - $999,999             2.00%                     2.04%
                                           -------------------------------------------------------------------------------
                                           $1,000,000 or more(c),(d)              0.00%                     0.00%
--------------------------------------------------------------------------------------------------------------------------

                                                         $0 - $49,999             4.75%                     4.99%
                                           -------------------------------------------------------------------------------
                                                    $50,000 - $99,999             4.25%                     4.44%
                                           -------------------------------------------------------------------------------
 Fund-of-funds - fixed income, State              $100,000 - $249,999             3.50%                     3.63%
 tax-exempt fixed income, Taxable fixed
 income, Tax-exempt fixed income

-------------------------------------------------------------------------------------------------------------------
                                                  $250,000 - $499,999             2.50%                     2.56%
-------------------------------------------------------------------------------------------------------------------
                                                  $500,000 - $999,999             2.00%                     2.04%
-------------------------------------------------------------------------------------------------------------------
                                           $1,000,000 or more(c),(d)              0.00%                     0.00%
--------------------------------------------------------------------------------------------------------------------------

 For Columbia Absolute Return Currency                   $0 - $99,999             3.00%                     3.09%
 and Income Fund, Columbia Floating Rate
 Fund, Columbia Inflation Protected
 Securities Fund, Columbia Limited
 Duration Credit Fund, RiverSource
 Intermediate Tax-Exempt Fund and
 RiverSource Short Duration U.S.
 Government Fund
-------------------------------------------------------------------------------------------------------------------
                                                  $100,000 - $249,999             2.50%                     2.56%
-------------------------------------------------------------------------------------------------------------------
                                                  $250,000 - $499,999             2.00%                     2.04%
-------------------------------------------------------------------------------------------------------------------
                                                  $500,000 - $999,999             1.50%                     1.52%
-------------------------------------------------------------------------------------------------------------------
                                           $1,000,000 or more(c),(d)              0.00%                     0.00%
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------



   * RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

    (a) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

    (b) Purchase price includes the sales charge.

    (c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

    (d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.



Statement of Additional Information - Dec. 30, 2010                          D-1

                                                                      APPENDIX E

                              LEGACY COLUMBIA FUNDS

  Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbia(SM) Acorn(R) Fund
Columbia(SM) Acorn International(R)
Columbia(SM) Acorn International Select(R)
Columbia(SM) Acorn Select(R)
Columbia(SM) Acorn USA(R)
Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Blended Equity Fund
Columbia Bond Fund
Columbia California Intermediate Municipal Bond Fund
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Conservative High Yield Fund
Columbia Contrarian Core Fund
Columbia Convertible Securities Fund
Columbia Core Bond Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund) Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia Federal Securities Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Global Value Fund
Columbia Greater China Fund
Columbia High Income Fund
Columbia High Yield Municipal Fund
Columbia High Yield Opportunity Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Municipal Bond Fund
Columbia International Bond Fund
Columbia International Growth Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia Liberty Fund
Columbia LifeGoal(R) Balanced Growth Portfolio
Columbia LifeGoal(R) Growth Portfolio
Columbia LifeGoal(R) Income and Growth Portfolio
Columbia LifeGoal(R) Income Portfolio
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Masters International Equity Portfolio
Columbia Mid Cap Core Fund
Columbia Mid Cap Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Overseas Value Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Select Large Cap Growth Fund
Columbia Select Opportunities Fund
Columbia Select Small Cap Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Short-Intermediate Bond Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Strategic Income Fund
Columbia Strategic Investor Fund
Columbia Tax-Exempt Fund
Columbia Technology Fund
Columbia(SM) Thermostat Fund(R)
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia Virginia Intermediate Municipal Bond Fund
Columbia World Equity Fund



Statement of Additional Information - Dec. 30, 2010                          E-1

                                                                      APPENDIX F

                            LEGACY RIVERSOURCE FUNDS

 Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20
  Contrarian Equity Fund)
Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource
  Absolute Return Currency and Income Fund)
Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt
  Bond Fund)
Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific
  Fund)
Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond
  Fund)
Columbia Diversified Equity Income Fund (formerly known as RiverSource
  Diversified Equity Income Fund)
Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend
  Opportunity Fund)
Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging
  Markets Bond Fund)
Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle
  Emerging Markets Fund)
Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund) Columbia European Equity Fund (formerly known as Threadneedle European Equity
  Fund)
Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund) Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.) Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund) Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund) Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund) Columbia Government Money Market Fund, Inc. (formerly known as RiverSource
  Government Money Market Fund, Inc.)
Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond
  Fund)
Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic
  Income Fund)
Columbia Income Builder Fund II (formerly known as RiverSource Income Builder
  Moderate Income Fund)
Columbia Income Builder Fund III (formerly known as RiverSource Income Builder
  Enhanced Income Fund)
Columbia Income Opportunities Fund (formerly known as RiverSource Income
  Opportunities Fund)
Columbia Inflation Protected Securities Fund (formerly known as RiverSource
  Inflation Protected Securities Fund)
Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined
  Equity Fund)
Columbia Large Growth Quantitative Fund (formerly known as RiverSource
  Disciplined Large Cap Growth Fund)
Columbia Large Value Quantitative Fund (formerly known as RiverSource
  Disciplined Large Cap Value Fund)
Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited
  Duration Bond Fund)
Columbia Marsico Flexible Capital Fund
Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap
  Growth Fund)
Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap
  Value Fund)
Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-
  Exempt Fund)
Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund) Columbia Multi-Advisor International Value Fund (formerly known as RiverSource
  Partners International Select Value Fund)
Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource
  Partners Small Cap Value Fund)
Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource
  Portfolio Builder Aggressive Fund)
Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource
  Portfolio Builder Conservative Fund)
Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as
  RiverSource Portfolio Builder Moderate Aggressive Fund)
Columbia Portfolio Builder Moderate Conservative Fund (formerly known as
  RiverSource Portfolio Builder Moderate Conservative Fund)
Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource
  Portfolio Builder Moderate Fund)
Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource
  Portfolio Builder Total Equity Fund)
Columbia Recovery and Infrastructure Fund (formerly known as RiverSource
  Recovery and Infrastructure Fund)
Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement
  Plus 2010 Fund)
Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement
  Plus 2015 Fund)
Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement
  Plus 2020 Fund)
Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement
  Plus 2025 Fund)
Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement
  Plus 2030 Fund)
Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement
  Plus 2035 Fund)
Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement
  Plus 2040 Fund)



Statement of Additional Information - Dec. 30, 2010                          F-1

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement
  Plus 2045 Fund)
Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value
  Fund)
Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap
  Value Fund)
Columbia Seligman Communications and Information Fund, Inc. (formerly known as
  Seligman Communications and Information Fund, Inc.)
Columbia Seligman Global Technology Fund (formerly known as Seligman Global
  Technology Fund)
Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash
  Fund)
Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic
  Allocation Fund)
Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S.
  Government Mortgage Fund)
RiverSource Balanced Fund
RiverSource California Tax-Exempt Fund
RiverSource Disciplined International Equity Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource LaSalle Global Real Estate Fund
RiverSource LaSalle Monthly Dividend Real Estate Fund
RiverSource New York Tax-Exempt Fund
RiverSource Partners Fundamental Value Fund
RiverSource Partners International Select Growth Fund
RiverSource Partners International Small Cap Fund
RiverSource Precious Metals and Mining Fund
RiverSource Real Estate Fund
RiverSource S&P 500 Index Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Small Company Index Fund
RiverSource Strategic Income Allocation Fund
RiverSource Tax-Exempt High Income Fund
Seligman California Municipal High Yield Series
Seligman California Municipal Quality Series
Seligman Capital Fund, Inc.
Seligman Growth Fund, Inc.
Seligman Minnesota Municipal Class
Seligman National Municipal Class
Seligman New York Municipal Class
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
Threadneedle Global Equity Income Fund
Threadneedle International Opportunity Fund


                                                               S-6500 CT (12/10)



Statement of Additional Information - Dec. 30, 2010                          F-2

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (9.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SUPRANATIONAL (1.2%)(c)
Inter-American Development Bank
 Senior Unsecured
 03-16-11                            0.492%          $2,000,000(g)         $2,001,972
-------------------------------------------------------------------------------------

ASSET-BACKED (2.8%)
Countrywide Home Equity Loan Trust
 Series 2005-H Class 2A (FGIC)
 12-15-35                            0.496              128,746(e,g)           51,371
Northstar Education Finance, Inc.
 Series 2007-1 Class A2
 01-29-46                            0.308              750,000(g)            684,375
SLM Student Loan Trust
 Series 2005-5 Class A2
 10-25-21                            0.368              730,941(g)            728,115
SLM Student Loan Trust
 Series 2005-8 Class A2
 07-25-22                            0.378              982,004(g)            979,900
SLM Student Loan Trust
 Series 2006-A Class A2
 12-15-20                            0.372              971,010(g)            963,006
SLM Student Loan Trust
 Series 2006-C Class A2
 09-15-20                            0.342              711,702(g)            702,137
SLM Student Loan Trust
 Series 2007-2 Class A2
 07-25-17                            0.288              869,606(g)            862,742
                                                                      ---------------
Total                                                                       4,971,646
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.7%)(f)
GS Mortgage Securities Corp. II
 Series 2007-EOP Class A2
 03-06-20                            0.383            1,200,000(d,g)        1,149,103
GS Mortgage Securities Corp. II
 Series 2007-EOP Class A3
 03-06-20                            0.433            1,770,000(d,g)        1,669,049
                                                                      ---------------
Total                                                                       2,818,152
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (--%)(f)
Downey Savings & Loan Association Mortgage Loan Trust
 CMO Series 2006-AR2 Class 2AB1
 11-19-37                            0.346                3,070(g)              3,054
-------------------------------------------------------------------------------------

BANKING (1.2%)
The Royal Bank of Scotland PLC
 Government Liquid Guaranteed
 05-11-12                            1.098            2,000,000(c,d,g)      2,010,680
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings, Inc.
 Senior Unsecured
 10-22-08                            0.000              640,000(b,h)          136,000
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (2.7%)
John Deere Capital Corp.
 Senior Unsecured
 01-18-11                            0.989            4,500,000(g)          4,506,960
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $17,156,833)                                                       $16,448,464
-------------------------------------------------------------------------------------



FDIC-INSURED DEBT (2.4%)(i)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. AGENCIES
Bank of America Corp.
 FDIC Government Guaranty
 06-22-12                            0.490%          $2,000,000(g)         $2,008,498
General Electric Capital Corp.
 FDIC Government Guaranty
 03-11-11                            0.373            2,000,000(g)          2,001,558
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $4,000,000)                                                         $4,010,056
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (88.7%)
                                                       SHARES                VALUE(a)
Columbia Short-Term
 Cash Fund, 0.241%                                  150,791,858(j)       $150,791,858
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $150,791,858)                                                     $150,791,858
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $171,948,691)(k)                                                  $171,250,378
=====================================================================================





INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010


                                    CURRENCY TO   CURRENCY TO   UNREALIZED     UNREALIZED
COUNTERPARTY        EXCHANGE DATE   BE DELIVERED  BE RECEIVED  APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------
HSBC Securities     Nov. 10, 2010     16,127,000   16,580,706     $194,431             $--
(USA), Inc.                                 (CHF)        (USD)
------------------------------------------------------------------------------------------
UBS Securities      Nov. 10, 2010     17,617,000   24,096,885           --        (411,846)
                                            (EUR)        (USD)
------------------------------------------------------------------------------------------
UBS Securities      Nov. 10, 2010        186,000      259,727          964              --
                                            (EUR)        (USD)
------------------------------------------------------------------------------------------
Goldman, Sachs &    Nov. 10, 2010  3,345,818,000   40,532,667           --      (1,047,677)
Co.                                         (JPY)        (USD)
------------------------------------------------------------------------------------------
State Street Bank   Nov. 10, 2010     24,742,291   25,674,000      382,150              --
& Trust Company                             (USD)        (AUD)
------------------------------------------------------------------------------------------
State Street Bank   Nov. 10, 2010     15,908,916   16,023,000           --        (228,894)
& Trust Company                             (USD)        (AUD)
------------------------------------------------------------------------------------------
HSBC Securities     Nov. 10, 2010     16,469,170   96,065,000           --         (71,758)
(USA), Inc.                                 (USD)        (NOK)
------------------------------------------------------------------------------------------
Barclays Bank PLC   Nov. 10, 2010     24,719,605  163,779,000           --        (210,061)
                                            (USD)        (SEK)
------------------------------------------------------------------------------------------
Total                                                             $577,545     $(1,970,236)
------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     AUD  -- Australian Dollar
     CHF  -- Swiss Franc
     CMO  -- Collateralized Mortgage Obligation
     EUR  -- European Monetary Unit
     JPY  -- Japanese Yen
     NOK  -- Norwegian Krone
     SEK  -- Swedish Krona




--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Oct. 31, 2010, the value of foreign securities, excluding short-term securities, represented 2.36% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $4,828,832 or 2.84% of net assets.

(e) The following abbreviation is used in the portfolio security description to identify the insurer and/or guarantor of the issue:

     FGIC  -- Financial Guaranty Insurance Company


(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2010.

(h)  This position is in bankruptcy.

(i) This debt is guaranteed under the FDIC's (Federal Deposit Insurance Corporation) Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(j) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(k) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $171,948,691 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                            $58,603
     Unrealized depreciation                           (756,916)
     ----------------------------------------------------------
     Net unrealized depreciation                      $(698,313)
     ----------------------------------------------------------





--------------------------------------------------------------------------------
16  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                               FAIR VALUE AT OCT. 31, 2010
                             ---------------------------------------------------------------
                                  LEVEL 1          LEVEL 2
                               QUOTED PRICES        OTHER          LEVEL 3
                                 IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS     INPUTS(B)        INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                            $--       $2,001,972         $--          $2,001,972
  Asset-Backed Securities                --        4,971,646          --           4,971,646
  Commercial Mortgage-
    Backed Securities                    --        2,818,152          --           2,818,152
  Residential Mortgage-
    Backed Securities                    --            3,054          --               3,054
  Corporate Debt
    Securities                           --        6,653,640          --           6,653,640
--------------------------------------------------------------------------------------------
Total Bonds                              --       16,448,464          --          16,448,464
--------------------------------------------------------------------------------------------
Other
  FDIC-Insured Debt
    Securities                           --        4,010,056          --           4,010,056
  Affiliated Money Market
    Fund                        150,791,858               --          --         150,791,858
--------------------------------------------------------------------------------------------
Total Other                     150,791,858        4,010,056          --         154,801,914
--------------------------------------------------------------------------------------------
Investments in Securities       150,791,858       20,458,520          --         171,250,378
Derivatives(c)
  Assets
    Forward Foreign
     Currency Exchange
     Contracts                           --          577,545          --             577,545
  Liabilities
    Forward Foreign
     Currency Exchange
     Contracts                           --       (1,970,236)         --          (1,970,236)
--------------------------------------------------------------------------------------------
Total                          $150,791,858      $19,065,829         $--        $169,857,687
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
18  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $21,156,833)                      $ 20,458,520
  Affiliated money market fund (identified cost $150,791,858)              150,791,858
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $171,948,691)             171,250,378
Capital shares receivable                                                      274,424
Dividends and accrued interest receivable                                       39,715
Receivable for investment securities sold                                      936,846
Unrealized appreciation on forward foreign currency exchange contracts         577,545
--------------------------------------------------------------------------------------
Total assets                                                               173,078,908
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         584,520
Payable for investment securities purchased                                    393,385
Unrealized depreciation on forward foreign currency exchange contracts       1,970,236
Accrued investment management services fees                                      4,157
Accrued distribution fees                                                        1,020
Accrued transfer agency fees                                                    14,312
Accrued administrative services fees                                               374
Other accrued expenses                                                          91,765
--------------------------------------------------------------------------------------
Total liabilities                                                            3,059,769
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $170,019,139
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    169,805
Additional paid-in capital                                                 172,248,377
Accumulated net investment loss                                                 (8,707)
Accumulated net realized gain (loss)                                          (299,332)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        (2,091,004)
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $170,019,139
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                  NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $62,208,913            6,219,687                      $10.00(1)
Class B          $ 1,006,359              102,217                      $ 9.85
Class C          $ 4,702,587              478,184                      $ 9.83
Class I          $38,718,422            3,837,044                      $10.09
Class W          $63,368,675            6,341,968                      $ 9.99
Class Z          $    14,183                1,405                      $10.09
-----------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.31. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Interest                                                           $   186,608
Income distributions from affiliated money market fund                 392,201
------------------------------------------------------------------------------
Total income                                                           578,809
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  1,811,957
Distribution fees
  Class A                                                              209,776
  Class B                                                               13,998
  Class C                                                               60,110
  Class W                                                              191,732
Transfer agency fees
  Class A                                                              130,467
  Class B                                                                2,288
  Class C                                                                9,534
  Class R4                                                                   4
  Class R5                                                                   4
  Class W                                                              148,469
Administrative services fees                                           162,872
Plan administration services fees -- Class R4                               21
Compensation of board members                                            6,058
Custodian fees                                                           4,877
Printing and postage                                                    60,520
Registration fees                                                       72,194
Professional fees                                                       40,340
Other                                                                   14,098
------------------------------------------------------------------------------
Total expenses                                                       2,939,319
------------------------------------------------------------------------------
Investment income (loss) -- net                                     (2,360,510)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                                 26,935
  Foreign currency transactions                                      7,249,532
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              7,276,467
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (2,799,721)
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                4,476,746
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 2,116,236
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                   2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $ (2,360,510) $  (3,979,874)
Net realized gain (loss) on investments                          7,276,467    (11,823,260)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         (2,799,721)     9,397,281
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     2,116,236     (6,405,853)
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             --         (3,686)
    Class I                                                             --        (38,612)
    Class R4                                                            --             (1)
    Class R5                                                            --             (2)
  Net realized gain
    Class A                                                             --     (1,035,644)
    Class B                                                             --        (22,568)
    Class C                                                             --        (55,949)
    Class I                                                             --     (1,077,400)
    Class R4                                                            --           (115)
    Class R5                                                            --            (51)
    Class W                                                             --     (1,582,466)
-----------------------------------------------------------------------------------------
Total distributions                                                     --     (3,816,494)

-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                   2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 16,677,282  $  77,249,711
  Class B shares                                                   432,110      1,997,878
  Class C shares                                                   768,647      4,071,796
  Class I shares                                                14,194,788     22,509,441
  Class R4 shares                                                       --         11,804
  Class W shares                                                22,211,948     37,138,223
  Class Z shares                                                    14,224            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                        --      1,016,629
  Class B shares                                                        --         22,416
  Class C shares                                                        --         48,467
  Class I shares                                                        --      1,115,956
  Class R4 shares                                                       --             61
  Class W shares                                                        --      1,582,439
Conversions from Class B to Class A
  Class A shares                                                   359,706        613,986
  Class B shares                                                  (359,706)      (613,986)
Payments for redemptions
  Class A shares                                               (69,908,500)  (138,504,444)
  Class B shares                                                (1,096,703)    (2,582,407)
  Class C shares                                                (3,691,116)    (5,828,137)
  Class I shares                                                (4,817,932)  (192,632,580)
  Class R4 shares                                                  (10,199)       (22,927)
  Class R5 shares                                                   (9,694)            --
  Class W shares                                               (46,679,746)  (251,615,251)
-----------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share
  transactions                                                 (71,914,891)  (444,420,925)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (69,798,655)  (454,643,272)
Net assets at beginning of year                                239,817,794    694,461,066
-----------------------------------------------------------------------------------------

Net assets at end of year                                     $170,019,139  $ 239,817,794
-----------------------------------------------------------------------------------------

Accumulated net investment loss/excess of distributions over
  net investment income                                       $     (8,707) $      (7,797)
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2010        2009       2008        2007       2006(a)
Net asset value, beginning of period                $9.93      $9.97      $10.58      $10.09        $9.98
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)      (.08)        .15         .41          .12
Net gains (losses) (both realized and
 unrealized)                                          .19        .09        (.22)        .57          .11
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .07        .01        (.07)        .98          .23
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --       (.00)(b)    (.18)       (.39)        (.12)
Distributions from realized gains                      --       (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                    --       (.05)       (.54)       (.49)        (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.00      $9.93       $9.97      $10.58       $10.09
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         .71%       .15%       (.57%)      9.96%(c)     2.37%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               1.47%      1.38%       1.39%       1.36%        1.59%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.47%      1.38%       1.39%       1.36%        1.37%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.19%)     (.83%)      1.50%       3.98%        3.89%(f)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $62       $114        $176          $9          $10
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%         36%          12%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.85       $9.96      $10.58      $10.09        $9.97
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)       (.16)        .04         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .19         .10        (.18)        .59          .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .00        (.06)       (.14)        .93          .21
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --        (.12)       (.34)        (.09)
Distributions from realized gains                      --        (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.85       $9.85       $9.96      $10.58       $10.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         .00%(d)    (.56%)     (1.35%)      9.38%(c)     2.16%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.23%       2.14%       2.16%       2.10%        2.38%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.23%       2.14%       2.16%       2.10%        2.16%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.95%)     (1.59%)       .38%       3.26%        3.11%(f)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $2          $3         $--          $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%         16%         39%         36%          12%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.84       $9.95      $10.57      $10.09        $9.97
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)       (.16)        .06         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .18         .10        (.20)        .58          .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.01)       (.06)       (.14)        .92          .21
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --        (.12)       (.34)        (.09)
Distributions from realized gains                      --        (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.83       $9.84       $9.95      $10.57       $10.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (.10%)      (.56%)     (1.31%)      9.37%(c)     2.16%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.22%       2.14%       2.15%       2.12%        2.38%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.22%       2.14%       2.15%       2.12%        2.16%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.94%)     (1.60%)       .66%       3.42%        3.11%(f)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $8          $9         $--          $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%         16%         39%         36%          12%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
26  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

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                                                                     YEAR ENDED OCT. 31,
CLASS I                                            ------------------------------------------------------
PER SHARE DATA                                      2010        2009       2008        2007       2006(a)
Net asset value, beginning of period                $9.98      $9.98      $10.59      $10.10        $9.98
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.08)      (.04)        .21         .44          .13
Net gains (losses) (both realized and
 unrealized)                                          .19        .10        (.24)        .59          .12
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .11        .06        (.03)       1.03          .25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --       (.01)       (.22)       (.44)        (.13)
Distributions from realized gains                      --       (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                    --       (.06)       (.58)       (.54)        (.13)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.09      $9.98       $9.98      $10.59       $10.10
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        1.10%       .56%       (.25%)     10.49%(c)     2.56%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               1.07%      1.01%       1.03%       1.07%        1.34%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.07%      1.01%       1.03%       1.07%        1.12%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.79%)     (.40%)      2.10%       4.30%        4.37%(f)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $39        $29        $202        $122          $68
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%         36%          12%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                               YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------
PER SHARE DATA                                      2010        2009       2008       2007(h)
Net asset value, beginning of period                $9.92      $9.97      $10.58       $10.13
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)      (.08)        .11          .36
Net gains (losses) (both realized and
 unrealized)                                          .19        .08        (.19)         .55
---------------------------------------------------------------------------------------------
Total from investment operations                      .07        .00        (.08)         .91
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         --        (.17)        (.36)
Distributions from realized gains                      --       (.05)       (.36)        (.10)
---------------------------------------------------------------------------------------------
Total distributions                                    --       (.05)       (.53)        (.46)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.99      $9.92       $9.97       $10.58
---------------------------------------------------------------------------------------------
TOTAL RETURN                                         .71%       .04%       (.66%)       9.21%(c)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Total expenses                                      1.51%      1.46%       1.50%        1.54%(f)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.23%)     (.86%)      1.09%        3.88%(f)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $63        $87        $304          $--
---------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%          36%
---------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(i)
Net asset value, beginning of period                 $10.18
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                           (.08)
-------------------------------------------------------------
Total from investment operations                       (.09)
-------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --
Distributions from realized gains                        --
-------------------------------------------------------------
Total distributions                                      --
-------------------------------------------------------------
Net asset value, end of period                       $10.09
-------------------------------------------------------------
TOTAL RETURN                                          (.88%)
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Total expenses                                        1.54%(f)
-------------------------------------------------------------
Net investment income (loss)                         (1.20%)(f)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 --%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from June 15, 2006 (when shares became available) to Oct. 31, 2006.
(b) Rounds to less than $0.01 per share.
(c) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(d) Rounds to less than 0.01%.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f) Annualized.
(g) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.
(i) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. ORGANIZATION

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R4 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
30  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
32  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another and to implement a long/short currency trading strategy that, when combined with underlying U.S. dollar cash instruments in the Fund, is designed to produce an absolute return profile with moderate risk.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
34  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts             $577,545   contracts            $1,970,236
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                        $7,249,532
--------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                       $(3,023,337)
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $163.3 million at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $197.1 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.89% to 0.70% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2010 was 0.89% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $493.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class W shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's

--------------------------------------------------------------------------------
36  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.16%
Class B..............................................  0.16
Class C..............................................  0.16
Class W..............................................  0.19
Class Z..............................................  0.06*


*   Annualized.

Class I shares do not pay transfer agent fees.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $58,000 and $19,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $14,395 for Class A, $205 for Class B and $1,540 for Class C for the year ended Oct. 31, 2010.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $0 and $16,507,982, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS A
Sold                                        1,663,071    7,828,875
Converted from Class B(a)                      35,650       62,397
Reinvested distributions                           --      103,312
Redeemed                                   (6,983,449) (14,115,766)
------------------------------------------------------------------
Net increase (decrease)                    (5,284,728)  (6,121,182)
------------------------------------------------------------------

CLASS B
Sold                                           43,555      202,702
Reinvested distributions                           --        2,280
Converted to Class A(a)                       (36,151)     (62,780)
Redeemed                                     (110,895)    (264,660)
------------------------------------------------------------------
Net increase (decrease)                      (103,491)    (122,458)
------------------------------------------------------------------

CLASS C
Sold                                           77,784      414,719
Reinvested distributions                           --        4,936
Redeemed                                     (373,130)    (597,391)
------------------------------------------------------------------
Net increase (decrease)                      (295,346)    (177,736)
------------------------------------------------------------------

CLASS I
Sold                                        1,414,313    2,280,706
Reinvested distributions                           --      113,149
Redeemed                                     (476,312) (19,747,663)
------------------------------------------------------------------
Net increase (decrease)                       938,001  (17,353,808)

------------------------------------------------------------------


--------------------------------------------------------------------------------
38  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS R4
Sold                                               --        1,202
Reinvested distributions                           --            6
Redeemed                                       (1,000)      (2,336)
------------------------------------------------------------------
Net increase (decrease)                        (1,000)      (1,128)
------------------------------------------------------------------

CLASS R5
Redeemed                                         (942)          --
------------------------------------------------------------------
Net increase (decrease)                          (942)          --
------------------------------------------------------------------

CLASS W
Sold                                        2,221,309    3,773,483
Reinvested distributions                           --      160,817
Redeemed                                   (4,647,352) (25,660,216)
------------------------------------------------------------------
Net increase (decrease)                    (2,426,043) (21,725,916)
------------------------------------------------------------------

CLASS Z(b)
Sold                                            1,405          N/A
------------------------------------------------------------------
Net increase (decrease)                         1,405          N/A
------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $49,274,330 and $100,244,235, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $2,359,600 resulting in a net reclassification adjustment to decrease paid-in capital by $2,359,600.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010     2009
---------------------------------------------------------------
Ordinary income..............................   $--  $1,060,104
Long-term capital gain.......................    --   2,756,390




--------------------------------------------------------------------------------
40  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $        --
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(1,692,023)
Unrealized appreciation (depreciation)...........  $  (707,020)


For federal income tax purposes, the Fund had a capital loss carry-over of $1,692,023 at Oct. 31, 2010, that if not offset by capital gains will expire in 2017. For the year ended Oct. 31, 2010, $4,253,130 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN CURRENCY RISK
The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

COUNTERPARTY RISK
The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to

--------------------------------------------------------------------------------
42  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
44  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
46  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Columbia Emerging Markets Bond Fund
OCTOBER 31, 2010
(Percentages represent value of investments compared to net assets)


                                                COUPON       PRINCIPAL
ISSUER                                           RATE         AMOUNT               VALUE
CORPORATE BONDS & NOTES (26.0%)

BRAZIL (2.5%)
Banco Cruzeiro do Sul SA
 Subordinated Notes (a)
 09/22/20                                       8.875%          $2,500,000    $2,617,483
Marfrig Overseas Ltd. (a)
 11/16/16                                       9.625%           1,130,000     1,221,812
Marfrig Overseas Ltd. (a)(b)
 05/04/20                                       9.500%             800,000       856,759
Morgan Stanley
 Senior Unsecured (a)
 05/03/17                                      10.090%  BRL      2,100,000     1,195,868
                                                                             -----------
Total                                                                          5,891,922
----------------------------------------------------------------------------------------
DOMINICAN REPUBLIC (1.4%)
Cerveceria Nacional Dominicana C por A (a)
 03/27/12                                      16.000%           3,450,000     3,212,813
----------------------------------------------------------------------------------------
INDONESIA (4.0%)
Majapahit Holding BV (a)
 06/28/17                                       7.250%           1,150,000     1,344,063
 08/07/19                                       8.000%           2,100,000     2,606,625
 01/20/20                                       7.750%           2,900,000     3,562,871
Majapahit Holding BV (a)(b)
 10/17/16                                       7.750%           1,630,000     1,931,550
                                                                             -----------
Total                                                                          9,445,109
----------------------------------------------------------------------------------------
KAZAKHSTAN (2.5%)
KazMunaiGaz Finance Sub BV (a)
 07/02/18                                       9.125%           2,595,000     3,182,119
 05/05/20                                       7.000%           1,850,000     1,973,988
Kazakhstan Temir Zholy Finance BV (a)
 10/06/20                                       6.375%             800,000       832,226
                                                                             -----------
Total                                                                          5,988,333
----------------------------------------------------------------------------------------
NETHERLANDS (1.1%)
Lukoil International Finance BV (a)
 11/05/19                                       7.250%           2,400,000     2,607,299
----------------------------------------------------------------------------------------
PERU (0.9%)
Banco de Credito del Peru
 Subordinated Notes (a)(c)
 10/15/22                                       7.170%  PEN      6,000,000     2,206,576
----------------------------------------------------------------------------------------
PHILIPPINES (2.7%)
Power Sector Assets & Liabilities Management Corp. (a)(b)
 Government Guaranteed
 05/27/19                                       7.250%           2,750,000     3,351,563
 12/02/24                                       7.390%           2,500,000     3,107,057
                                                                             -----------
Total                                                                          6,458,620
----------------------------------------------------------------------------------------
QATAR (1.2%)
Qtel International Finance Ltd. (a)
 10/19/25                                       5.000%           1,200,000     1,175,983
Qtel International Finance Ltd. (a)(b)
 02/16/21                                       4.750%           1,600,000     1,598,270
                                                                             -----------
Total                                                                          2,774,253
----------------------------------------------------------------------------------------
RUSSIAN FEDERATION (7.3%)
Gaz Capital SA for Gazprom (a)
 Senior Unsecured
 11/22/16                                       6.212%           3,750,000     3,998,438
 08/16/37                                       7.288%           2,950,000     3,200,750
Gaz Capital SA for Gazprom (a)(b)
 Senior Unsecured
 04/11/18                                       8.146%             850,000       982,813
Gazprom Via Gaz Capital SA
 Senior Unsecured (a)
 03/07/22                                       6.510%           1,300,000     1,360,125
TNK-BP Finance SA (a)
 03/13/18                                       7.875%           2,625,000     2,969,748
TransCapitalInvest Ltd. for OJSC AK Transneft
 Senior Unsecured (a)
 08/07/18                                       8.700%           3,680,000     4,626,503
                                                                             -----------
Total                                                                         17,138,377
----------------------------------------------------------------------------------------
UKRAINE (1.3%)
MHP SA (a)
 04/29/15                                      10.250%           2,928,000     3,071,098
----------------------------------------------------------------------------------------
UNITED KINGDOM (1.1%)
Vedanta Resources PLC
 Senior Unsecured (a)(b)
 07/18/18                                       9.500%           2,500,000     2,689,128
----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES
(Cost: $55,248,710)                                                          $61,483,528
----------------------------------------------------------------------------------------





                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                                COUPON       PRINCIPAL
ISSUER                                           RATE         AMOUNT               VALUE
FOREIGN GOVERNMENT OBLIGATIONS (68.0%)

ARGENTINA (7.0%)
Argentina Bonos
 Senior Unsecured
 09/12/13                                       7.000%          $3,950,000    $3,886,086
 10/03/15                                       7.000%           2,600,000     2,485,600
 04/17/17                                       7.000%           2,250,000     2,010,375
Argentina Government International Bond
 Senior Unsecured(d)
 12/15/35                                       0.000%          16,450,000     2,187,850
Fideicomiso Financiero Chubut Regalias Hidrocarburiferas
 Senior Secured
 07/01/20                                       7.750%           1,300,000     1,280,500
Provincia de Buenos Aires (a)
 10/05/15                                      11.750%           2,000,000     2,021,383
Provincia de Cordoba
 Senior Unsecured (a)
 08/17/17                                      12.375%           2,450,000     2,566,375
                                                                             -----------
Total                                                                         16,438,169
----------------------------------------------------------------------------------------
BRAZIL (8.0%)
Banco Nacional de Desenvolvimento Economico e Social
 Senior Unsecured (a)
 06/16/18                                       6.369%           1,450,000     1,663,875
Brazil Notas do Tesouro Nacional
 01/01/12                                      10.000%  BRL        489,500     2,928,862
 01/01/13                                      10.000%  BRL      1,006,100     5,905,473
Brazilian Government International Bond
 Senior Unsecured
 01/07/41                                       5.625%           2,800,000     3,097,500
Petrobras International Finance Co. -- Pifco
 03/15/19                                       7.875%           3,200,000     4,044,425
Petrobras International Finance Co. -- Pifco (b)
 01/20/40                                       6.875%           1,000,000     1,157,084
                                                                             -----------
Total                                                                         18,797,219
----------------------------------------------------------------------------------------
CAYMAN ISLANDS (0.6%)
Government of the Cayman Islands
 Senior Unsecured (a)
 11/24/19                                       5.950%           1,300,000     1,391,000
----------------------------------------------------------------------------------------
COLOMBIA (5.4%)
Bogota Distrito Capital
 Senior Unsecured (a)
 07/26/28                                       9.750%  COP  1,377,000,000     1,076,591
Colombia Government International Bond
 10/22/15                                      12.000%  COP  2,093,000,000     1,532,165
 09/18/37                                       7.375%           2,400,000     3,204,000
 Senior Unsecured
 04/14/21                                       7.750%  COP  1,911,000,000     1,262,476
Columbia Government International Bond
 Senior Unsecured (b)
 01/18/41                                       6.125%           3,600,000     4,111,268
Ecopetrol SA
 Senior Unsecured (b)
 07/23/19                                       7.625%             700,000       861,000
Republic of Colombia
 06/28/27                                       9.850%  COP  1,000,000,000       812,929
                                                                             -----------
Total                                                                         12,860,429
----------------------------------------------------------------------------------------
CROATIA (1.0%)
Croatia Government International Bond
 Senior Unsecured (a)
 07/14/20                                       6.625%           2,000,000     2,265,000
----------------------------------------------------------------------------------------
DOMINICAN REPUBLIC (1.3%)
Dominican Republic International Bond
 Senior Unsecured (a)
 05/06/21                                       7.500%           2,700,000     3,081,375
----------------------------------------------------------------------------------------
EL SALVADOR (1.5%)
El Salvador Government International Bond (a)
 04/10/32                                       8.250%             750,000       889,688
 06/15/35                                       7.650%           1,810,000     2,056,612
 Senior Unsecured
 01/24/23                                       7.750%             460,000       535,900
                                                                             -----------
Total                                                                          3,482,200
----------------------------------------------------------------------------------------
INDONESIA (8.0%)
Indonesia Government International Bond (a)
 Senior Unsecured
 10/12/35                                       8.500%             650,000       940,875
 01/17/38                                       7.750%           3,500,000     4,707,500
Indonesia Treasury Bond
 Senior Unsecured
 10/15/14                                      11.000%  IDR  6,000,000,000       777,744
 07/15/17                                      10.000%  IDR 10,000,000,000     1,302,505
 09/15/19                                      11.500%  IDR 29,400,000,000     4,158,404
 11/15/20                                      11.000%  IDR  9,000,000,000     1,246,212
 06/15/21                                      12.800%  IDR 12,800,000,000     1,964,294
 07/15/22                                      10.250%  IDR 29,000,000,000     3,859,311
                                                                             -----------
Total                                                                         18,956,845
----------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
18  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                COUPON       PRINCIPAL
ISSUER                                           RATE         AMOUNT               VALUE
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)


LITHUANIA (1.1%)
Lithuania Government International Bond (a)
 Senior Unsecured
 09/14/17                                       5.125%          $1,150,000    $1,178,750
 02/11/20                                       7.375%           1,200,000     1,401,259
                                                                             -----------
Total                                                                          2,580,009
----------------------------------------------------------------------------------------
MEXICO (8.7%)
Mexican Bonos
 12/17/15                                       8.000%  MXN     19,400,000     1,745,667
 12/15/16                                       7.250%  MXN     33,010,000     2,898,949
 12/14/17                                       7.750%  MXN     39,100,000     3,534,163
Pemex Project Funding Master Trust
 03/01/18                                       5.750%           1,550,000     1,740,174
 01/21/21                                       5.500%           1,500,000     1,630,800
Pemex Project Funding Master Trust (b)
 06/15/35                                       6.625%           4,304,000     4,773,859
 06/15/38                                       6.625%           2,000,000     2,229,522
Petroleos Mexicanos
 05/03/19                                       8.000%           1,600,000     2,056,160
                                                                             -----------
Total                                                                         20,609,294
----------------------------------------------------------------------------------------
PERU (2.5%)
Peru Enhanced Pass-Through Finance Ltd.
 Senior Secured Zero Coupon (a)(d)
 05/31/18                                       0.000%           5,064,228     4,177,988
Peruvian Government International Bond
 Senior Unsecured (b)
 03/14/37                                       6.550%           1,500,000     1,841,250
                                                                             -----------
Total                                                                          6,019,238
----------------------------------------------------------------------------------------
QATAR (0.9%)
Qatar Government International Bond
 Senior Unsecured (a)
 01/20/40                                       6.400%           1,000,000     1,155,000
Qatari Diar Finance QSC
 Government Guaranteed (a)
 07/21/20                                       5.000%           1,000,000     1,046,637
                                                                             -----------
Total                                                                          2,201,637
----------------------------------------------------------------------------------------
RUSSIAN FEDERATION (4.4%)
Russian Foreign Bond -- Eurobond (a)
 Senior Unsecured
 04/29/20                                       5.000%           3,500,000     3,643,500
Russian Foreign Bond -- Eurobond (a)(c)
 03/31/30                                       7.500%           5,737,845     6,856,725
                                                                             -----------
Total                                                                         10,500,225
----------------------------------------------------------------------------------------
TRINIDAD AND TOBAGO (1.2%)
Petroleum Co of Trinidad & Tobago Ltd.
 Senior Unsecured (a)
 08/14/19                                       9.750%           2,300,000     2,885,728
----------------------------------------------------------------------------------------
TURKEY (6.9%)
Turkey Government International Bond
 Senior Unsecured
 03/15/15                                       7.250%           1,100,000     1,306,250
 11/07/19                                       7.500%           2,025,000     2,564,156
 06/05/20                                       7.000%           1,300,000     1,612,000
 03/30/21                                       5.625%           1,850,000     2,067,375
 03/17/36                                       6.875%           3,800,000     4,569,500
 05/30/40                                       6.750%           3,500,000     4,147,500
                                                                             -----------
Total                                                                         16,266,781
----------------------------------------------------------------------------------------
URUGUAY (3.0%)
Uruguay Government International Bond
 04/05/27                                       4.250%  UYU     87,773,426     4,805,507
Uruguay Government International Bond
 Senior Unsecured
 03/21/36                                       7.625%           1,783,939     2,363,719
                                                                             -----------
Total                                                                          7,169,226
----------------------------------------------------------------------------------------
VENEZUELA (6.5%)
Petroleos de Venezuela SA
 04/12/17                                       5.250%           8,600,000     5,074,000
 Senior Unsecured
 10/28/16                                       5.125%           3,400,000     1,908,501
Venezuela Government International Bond
 Senior Unsecured
 10/08/14                                       8.500%             794,000       668,945
Venezuela Government International Bond (a)
 Senior Unsecured
 05/07/23                                       9.000%           5,450,000     3,652,045
Venezuela Government International Bond (a)(b)
 02/26/16                                       5.750%           4,289,500     3,056,269
 03/31/38                                       7.000%           1,800,000     1,008,000
                                                                             -----------
Total                                                                         15,367,760
----------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $137,864,933)                                                        $160,872,135
----------------------------------------------------------------------------------------






                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

ISSUER                                           SHARES          VALUE
MONEY MARKET FUND (3.7%)

Columbia Short-Term Cash Fund, 0.241% (e)(f)   8,618,153    $8,618,153
----------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $8,618,153)                                          $8,618,153
----------------------------------------------------------------------




                                     EFFECTIVE      PAR/
ISSUER                                 YIELD     PRINCIPAL          VALUE
INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (2.9%)

REPURCHASE AGREEMENTS (2.9%)
Deutsche Bank AG (g)
 dated 10/29/10, matures 11/01/10,
 repurchase price
 $6,724,429                             0.230%   $6,724,300    $6,724,300
-------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $6,724,300)                                             $6,724,300
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(Cost: $208,456,096)                                         $237,698,116
OTHER ASSETS & LIABILITIES, NET                               (1,314,431)
-------------------------------------------------------------------------
NET ASSETS                                                   $236,383,685
=========================================================================



Principal amounts are denominated in United States Dollars unless otherwise noted.


 NOTES TO PORTFOLIO OF INVESTMENTS


(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $114,741,603 or 48.54% of net assets.

(b)  At October 31, 2010, security was partially or fully on loan.

(c) Variable rate security. The interest rate shown reflects the rate as of October 31, 2010.

(d)  Zero coupon bond.

(e)  Investments in affiliates during the year ended October 31, 2010:

                                                   SALES COST/                          DIVIDENDS
                        BEGINNING     PURCHASE      PROCEEDS     REALIZED    ENDING    OR INTEREST
     ISSUER                COST         COST       FROM SALES   GAIN/LOSS     COST        INCOME       VALUE
     ---------------------------------------------------------------------------------------------------------
     Columbia Short-
       Term Cash Fund  $24,305,531  $116,644,304  $132,331,682     $--     $8,618,153    $21,680    $8,618,153


(f) The rate shown is the seven-day current annualized yield at October 31, 2010.


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
20  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
Fannie Mae Pool                                  $6,858,786
-----------------------------------------------------------
Total market value of collateral securities      $6,858,786
-----------------------------------------------------------




 CURRENCY LEGEND



     BRL     Brazilian Real
     COP     Colombian Peso
     IDR     Indonesian Rupiah
     MXN     Mexican Peso
     PEN     Peru Nuevos Soles
     UYU     Uruguay Pesos



INVESTMENTS IN DERIVATIVES



 CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT OCTOBER 31, 2010



BUY PROTECTION
                                                                             UNAMORTIZED   PERIODIC
                                               PAY                             PREMIUM     PAYMENTS
                  REFERENCE      EXPIRATION   FIXED    NOTIONAL     MARKET      (PAID)    RECEIVABLE   UNREALIZED    UNREALIZED
COUNTERPARTY        ENTITY          DATE       RATE     AMOUNT      VALUE      RECEIVED    (PAYABLE)  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase  CDX Emerging   June 20, 2013   2.65%  $2,000,000   $(29,003)   $(217,758)   $(19,433)      $--         $(266,194)
Bank            Markets Index




 CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT OCTOBER 31, 2010



SELL PROTECTION
                                                                             UNAMORTIZED   PERIODIC
                                             RECEIVE                           PREMIUM     PAYMENTS
                 REFERENCE      EXPIRATION    FIXED     NOTIONAL    MARKET      (PAID)    RECEIVABLE   UNREALIZED    UNREALIZED
COUNTERPARTY       ENTITY          DATE        RATE      AMOUNT      VALUE     RECEIVED    (PAYABLE)  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Merril Lynch   CDX Emerging   June 20, 2013    2.65%   $2,000,000   $29,003       $--       $19,433      $48,436             $--
Intl           Markets Index





                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

 FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
22  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2010:

                                             FAIR VALUE AT OCTOBER 31, 2010
                            ----------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER          LEVEL 3
                                IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS      INPUTS(b)        INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Corporate Bonds & Notes
  Banking                             $--         $2,617,483     $2,206,576       $4,824,059
  All Other Industries                 --         56,659,469             --       56,659,469
Foreign Government
  Obligations                          --        155,413,647      5,458,488      160,872,135
--------------------------------------------------------------------------------------------
Total Bonds                            --        214,690,599      7,665,064      222,355,663
--------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)              8,618,153                 --             --        8,618,153
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                               --          6,724,300             --        6,724,300
--------------------------------------------------------------------------------------------
Total Other                     8,618,153          6,724,300             --       15,342,453
--------------------------------------------------------------------------------------------
Investments in
  Securities                    8,618,153        221,414,899      7,665,064      237,698,116
Derivatives(d)
  Assets
    Swap Contracts                     --             48,436             --           48,436
  Liabilities
    Swap Contracts                     --            (48,436)            --          (48,436)
--------------------------------------------------------------------------------------------
Total                          $8,618,153       $221,414,899     $7,665,064     $237,698,116
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at October 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                          FOREIGN
                                     CORPORATE BONDS     GOVERNMENT
                                         & NOTES        OBLIGATIONS       TOTAL
---------------------------------------------------------------------------------
Balance as of October 31, 2009          $2,703,228       $5,251,716    $7,954,944
  Accrued discounts/premiums                 1,502          177,912       179,414
  Realized gain (loss)                          --          284,798       284,798
  Change in unrealized
    appreciation (depreciation)*           191,485             (886)      190,599
  Sales                                   (907,371)      (1,538,802)   (2,446,173)
  Purchases                              3,430,545        1,283,750     4,714,295
  Transfers into Level 3                        --               --            --
  Transfers out of Level 3              (3,212,813)              --    (3,212,813)
---------------------------------------------------------------------------------
Balance as of October 31, 2010          $2,206,576       $5,458,488    $7,665,064
---------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2010 was $145,688, which is comprised of Corporate Bonds & Notes of $146,574 and Foreign Government Obligations of $(886).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
24  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCTOBER 31, 2010


ASSETS
Investments, at value
  Unaffiliated issuers* (identified cost $193,113,643)             $222,355,663
  Affiliated issuers (identified cost $8,618,153)                     8,618,153
  Investment of cash collateral received for securities on loan
    (identified cost $6,724,300)                                      6,724,300
-------------------------------------------------------------------------------
Total investments (identified cost $208,456,096)                    237,698,116
Cash                                                                     74,375
Foreign currency (identified cost $755,693)                             773,856
Unrealized appreciation on swap contracts                                48,436
Premiums paid on outstanding credit default swap contracts              217,758
Receivable for:
  Capital shares sold                                                 1,776,664
  Dividends                                                               1,449
  Interest                                                            3,157,541
  Reclaims                                                              157,852
  Expense reimbursement due from Investment Manager                         153
-------------------------------------------------------------------------------
Total assets                                                        243,906,200
-------------------------------------------------------------------------------
LIABILITIES
Due upon return of securities on loan                                 6,724,300
Unrealized depreciation on swap contracts                               266,194
Payable for:
  Investments purchased                                                 104,057
  Capital shares purchased                                              310,613
  Investment management fees                                              4,632
  Distribution fees                                                       1,216
  Transfer agent fees                                                    13,634
  Administration fees                                                       515
  Plan administration fees                                                    1
  Other expenses                                                         97,353
-------------------------------------------------------------------------------
Total liabilities                                                     7,522,515
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $236,383,685
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCTOBER 31, 2010

REPRESENTED BY
Capital stock -- $ .01 par value                                   $    202,285
Additional paid-in capital                                          211,396,096
Undistributed net investment income                                   1,960,121
Accumulated realized loss                                            (6,227,958)
Unrealized appreciation (depreciation) on:
  Investments                                                        29,242,020
  Foreign currency translations                                          28,879
  Swap contracts                                                       (217,758)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $236,383,685
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  6,586,271
-------------------------------------------------------------------------------
Net assets
  Class A                                                          $ 76,725,071
  Class B                                                          $  3,568,837
  Class C                                                          $  3,622,183
  Class I                                                          $ 78,153,644
  Class R4                                                         $    124,205
  Class W                                                          $ 74,066,903
  Class Z                                                          $    122,842
Shares outstanding
  Class A                                                             6,563,738
  Class B                                                               305,715
  Class C                                                               310,872
  Class I                                                             6,684,022
  Class R4                                                               10,632
  Class W                                                             6,343,020
  Class Z                                                                10,506
Net asset value per share
  Class A(a)                                                       $      11.69
  Class B                                                          $      11.67
  Class C                                                          $      11.65
  Class I                                                          $      11.69
  Class R4                                                         $      11.68
  Class W                                                          $      11.68
  Class Z                                                          $      11.69
-------------------------------------------------------------------------------


(a) The maximum offering price per share for Class A is $12.27. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCTOBER 31, 2010


NET INVESTMENT INCOME
Income:
Interest                                                           $20,247,837
Dividends from affiliates                                               21,680
Income from securities lending -- net                                    5,036
Foreign taxes withheld                                                 (19,848)
------------------------------------------------------------------------------
Total income                                                        20,254,705
------------------------------------------------------------------------------
Expenses:
Investment management fees                                           1,777,437
Distribution fees
  Class A                                                              120,941
  Class B                                                               30,560
  Class C                                                               14,021
  Class W                                                              265,437
Transfer agent fees
  Class A                                                               89,055
  Class B                                                                6,173
  Class C                                                                2,605
  Class R4                                                                  33
  Class W                                                              208,319
  Class Z                                                                    2
Administration fees                                                    197,667
Plan administration fees
  Class R4                                                                 119
Compensation of board members                                            7,374
Custodian fees                                                          47,725
Printing and postage fees                                               65,980
Registration fees                                                       85,865
Professional fees                                                       38,161
Other                                                                   64,359
------------------------------------------------------------------------------
Total expenses                                                       3,021,833
Fees waived or expenses reimbursed by Investment Manager and its
  affiliates                                                           (34,703)
------------------------------------------------------------------------------
Total net expenses                                                   2,987,130
------------------------------------------------------------------------------
Net investment income                                               17,267,575
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED OCTOBER 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Investments                                                      $12,158,484
  Foreign currency transactions                                         88,747
  Forward foreign currency exchange contracts                          (36,522)
  Swap contracts                                                       (89,634)
------------------------------------------------------------------------------
Net realized gain                                                   12,121,075
Net change in unrealized appreciation (depreciation) on:
  Investments                                                       15,776,821
  Foreign currency translations                                         11,810
  Swap contracts                                                        83,501
------------------------------------------------------------------------------
Net change in unrealized appreciation                               15,872,132
------------------------------------------------------------------------------
Net realized and unrealized gain                                    27,993,207
------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $45,260,782
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                     YEAR ENDED OCTOBER 31,
                                                                       2010          2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income                                              $ 17,267,575  $ 11,540,815
Net realized gain (loss)                                             12,121,075   (17,850,581)
Net change in unrealized appreciation                                15,872,132    83,465,430
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 45,260,782    77,155,664
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (3,468,335)     (713,409)
    Class B                                                            (188,340)      (70,961)
    Class C                                                             (95,014)      (14,643)
    Class I                                                          (6,006,584)   (3,796,231)
    Class R4                                                             (3,651)       (1,021)
    Class W                                                          (6,686,304)   (5,505,562)
    Class Z                                                                (776)           --
---------------------------------------------------------------------------------------------
Total distributions to shareholders                                 (16,449,004)  (10,101,827)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (51,715,619)   11,510,561
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (22,903,841)   78,564,398
Net assets at beginning of year                                     259,287,526   180,723,128
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $236,383,685  $259,287,526
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,960,121  $    781,377
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------




                                                                                  YEAR ENDED OCTOBER 31,
                                                                              2010                       2009
                                                                   -------------------------  -------------------------
                                                                        SHARES   DOLLARS ($)       SHARES   DOLLARS ($)
CAPITAL STOCK ACTIVITY
CLASS A SHARES
  Subscriptions                                                      5,657,021    62,561,564    3,173,284    29,094,965
  Conversions from Class B                                              81,014       908,215       31,953       305,470
  Distributions reinvested                                             281,492     3,104,397       76,058       683,747
  Redemptions                                                       (2,617,094)  (28,225,287)  (1,490,957)  (11,853,498)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                       3,402,433    38,348,889    1,790,338    18,230,684
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Subscriptions                                                        208,306     2,275,298      153,167     1,423,379
  Distributions reinvested                                              16,340       179,177        7,818        67,114
  Conversions to Class A                                               (81,158)     (908,215)     (31,986)     (305,470)
  Redemptions                                                          (71,810)     (777,477)     (62,140)     (536,960)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                          71,678       768,783       66,859       648,063
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Subscriptions                                                        275,492     3,112,848       49,606       476,438
  Distributions reinvested                                               7,455        82,552        1,458        12,821
  Redemptions                                                          (42,014)     (467,211)      (8,248)      (74,221)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                         240,933     2,728,189       42,816       415,038
-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Subscriptions                                                        878,050     9,440,113    5,204,021    50,883,356
  Distributions reinvested                                             550,588     6,005,808      449,432     3,795,741
  Redemptions                                                       (5,018,570)  (53,789,204)  (4,633,781)  (37,808,587)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                           (3,589,932)  (38,343,283)   1,019,672    16,870,510
-----------------------------------------------------------------------------------------------------------------------
CLASS R4 SHARES
  Subscriptions                                                          9,071       101,123           55           454
  Distributions reinvested                                                 257         2,907           65           553
  Redemptions                                                             (934)      (10,710)          (4)          (33)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                           8,394        93,320          116           974
-----------------------------------------------------------------------------------------------------------------------
CLASS W SHARES
  Subscriptions                                                      2,099,887    22,301,741    4,123,883    37,492,530
  Distributions reinvested                                             614,502     6,685,949      659,389     5,505,342
  Redemptions                                                       (7,690,751)  (84,422,562)  (8,276,964)  (67,652,580)
-----------------------------------------------------------------------------------------------------------------------
  Net decrease                                                      (4,976,362)  (55,434,872)  (3,493,692)  (24,654,708)
-----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES
  Subscriptions                                                         10,441       122,597           --            --
  Distributions reinvested                                                  65           758           --            --
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                          10,506       123,355           --            --
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET INCREASE (DECREASE)                                       (4,832,350)  (51,715,619)    (573,891)   11,510,561
-----------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                       YEAR ENDED OCT. 31,
CLASS A                                            ----------------------------------------------------------
PER SHARE DATA                                       2010         2009         2008        2007       2006(a)
Net asset value, beginning of period                $10.35        $7.05       $10.57      $10.16        $9.98
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .76          .53          .61         .59          .33
Net realized and unrealized gain (loss) on
 investments                                          1.32         3.22        (3.43)        .39          .18
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.08         3.75        (2.82)        .98          .51
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (.74)        (.45)        (.61)       (.55)        (.33)
Net realized gains                                      --           --         (.09)       (.02)          --
-------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.74)        (.45)        (.70)       (.57)        (.33)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69       $10.35        $7.05      $10.57       $10.16
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        20.75%       54.87%      (28.44%)      9.94%        5.25%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.37%        1.37%        1.41%       1.33%        1.81%(c)
-------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       1.31%        1.27%        1.40%       1.33%        1.39%(c)
-------------------------------------------------------------------------------------------------------------
Net investment income                                6.93%        5.85%        6.31%       5.61%        5.20%(c)
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $76,725      $32,726       $9,671      $4,674      $11,663
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%          62%          82%         41%          32%
-------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS B                                            --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net asset value, beginning of period               $10.34       $7.05       $10.55      $10.16        $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .67         .46          .55         .52          .28
Net realized and unrealized gain (loss) on
 investments                                         1.31        3.22        (3.42)        .37          .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.98        3.68        (2.87)        .89          .47
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.65)       (.39)        (.54)       (.48)        (.28)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.65)       (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.67      $10.34        $7.05      $10.55       $10.16
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.76%      53.60%      (28.85%)      8.94%        4.80%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.13%       2.15%        2.19%       2.13%        2.62%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      2.08%       2.04%        2.17%       2.13%        2.20%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.20%       5.28%        5.61%       4.90%        4.51%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $3,569      $2,420       $1,178      $1,147         $510
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS C                                            --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net asset value, beginning of period               $10.32       $7.04       $10.54      $10.15        $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .67         .45          .55         .53          .28
Net realized and unrealized gain (loss) on
 investments                                         1.32        3.22        (3.42)        .36          .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.99        3.67        (2.87)        .89          .46
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.66)       (.39)        (.54)       (.48)        (.28)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.66)       (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.65      $10.32        $7.04      $10.54       $10.15
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.87%      53.57%      (28.88%)      8.94%        4.75%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.14%       2.13%        2.18%       2.13%        2.61%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      2.06%       2.03%        2.16%       2.13%        2.19%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.14%       5.06%        5.64%       5.00%        4.46%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $3,622        $722         $191        $169          $39
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                        YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------------
PER SHARE DATA                                       2010         2009          2008         2007        2006(a)
Net asset value, beginning of period                $10.35         $7.05       $10.57        $10.16        $9.98
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .77           .57          .69           .65          .35
Net realized and unrealized gain (loss) on
 investments                                          1.35          3.22        (3.46)          .38          .17
----------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.12          3.79        (2.77)         1.03          .52
----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                 (.78)         (.49)        (.66)         (.60)        (.34)
Net realized gains                                      --            --         (.09)         (.02)          --
----------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.78)         (.49)        (.75)         (.62)        (.34)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69        $10.35        $7.05        $10.57       $10.16
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        21.19%        55.52%      (28.08%)       10.38%        5.44%
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          0.92%         0.88%        0.91%         0.93%        1.52%(c)
----------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       0.92%         0.85%        0.91%         0.93%        1.10%(c)
----------------------------------------------------------------------------------------------------------------
Net investment income                                7.13%         6.59%        6.89%         6.14%        5.70%(c)
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $78,154      $106,359      $65,282      $147,109      $47,400
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%           62%          82%           41%          32%
----------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS R4                                           --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net asset value, beginning of period               $10.35       $7.05       $10.56      $10.16        $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .72         .54          .67         .60          .34
Net realized and unrealized gain (loss) on
 investments                                         1.35        3.23        (3.43)        .39          .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.07        3.77        (2.76)        .99          .52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.74)       (.47)        (.66)       (.57)        (.34)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.74)       (.47)        (.75)       (.59)        (.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.68      $10.35        $7.05      $10.56       $10.16
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.75%      55.14%      (27.98%)      9.97%        5.36%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         1.27%       1.18%        1.22%       1.24%        1.67%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      1.22%       1.11%        0.97%       1.24%        1.25%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.52%       6.31%        6.82%       5.75%        5.37%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $124         $23          $15         $16          $14
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                  YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------------
PER SHARE DATA                                       2010         2009          2008        2007(e)
Net asset value, beginning of period                $10.34         $7.05        $10.55       $10.24
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .75           .53           .56          .57
Net realized and unrealized gain (loss) on
 investments                                          1.32          3.21         (3.36)         .28
---------------------------------------------------------------------------------------------------
Total from investment operations                      2.07          3.74         (2.80)         .85
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (.73)         (.45)         (.61)        (.52)
Net realized gains                                      --            --          (.09)        (.02)
---------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.73)         (.45)         (.70)        (.54)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.68        $10.34         $7.05       $10.55
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                        20.68%        54.69%       (28.29%)       8.49%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.37%         1.33%         1.35%        1.33%(c)
---------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       1.37%         1.30%         1.35%        1.33%(c)
---------------------------------------------------------------------------------------------------
Net investment income                                6.93%         6.18%         6.08%        5.86%(c)
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $74,067      $117,037      $104,386      $37,921
---------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%           62%           82%          41%
---------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(f)
Net asset value, beginning of period                 $11.47
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   .07
Net realized and unrealized gain on
 investments                                            .24
-------------------------------------------------------------
Total from investment operations                        .31
-------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                  (.09)
-------------------------------------------------------------
Net asset value, end of period                       $11.69
-------------------------------------------------------------
TOTAL RETURN                                          2.68%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                           1.32%(c)
-------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                        0.97%(c)
-------------------------------------------------------------
Net investment income                                 7.36%(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $123
-------------------------------------------------------------
Portfolio turnover                                      38%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from February 16, 2006 (when shares became available) to October 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from December 1, 2006 (when shares became available) to October 31, 2007.
(f) For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
OCTOBER 31, 2010

NOTE 1. ORGANIZATION

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund) (the Fund), a series of RiverSource Global Series, Inc. (the Corporation), is a non-diversified Fund. The Corporation is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.

FUND SHARES
The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board), and the Fund offers Class A, Class B, Class C, Class I, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges, however, the class is closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.


--------------------------------------------------------------------------------
38  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus. Class Z shares became effective September 27, 2010.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of Columbia Management Investment Advisors, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Foreign currency contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

--------------------------------------------------------------------------------
40  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

DERIVATIVE INSTRUMENTS
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

CREDIT DEFAULT SWAP CONTRACTS
Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap transactions to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts

--------------------------------------------------------------------------------
42  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain
(loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain
(loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

EFFECTS OF DERIVATIVE TRANSACTIONS IN THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCTOBER 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
Credit contracts     swap transactions      $48,436   swap transactions     $ 266,194
                                                      Premiums paid on
                                                      outstanding credit
                                                      default swap
                                                      contracts              (217,758)
-------------------------------------------------------------------------------------------
Total                                       $48,436                         $  48,436
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
                                   FORWARD FOREIGN
                                  CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                CONTRACTS        SWAPS     TOTAL
------------------------------------------------------------------------------
Credit contracts                       $     --      $(89,634) $ (89,634)
------------------------------------------------------------------------------
Foreign exchange contracts              (36,522)           --  $ (36,522)
------------------------------------------------------------------------------
Total                                  $(36,522)     $(89,634) $(126,156)
------------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
-----------------------------------------------------------------------------
                                     FORWARD FOREIGN
                                    CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                  CONTRACTS       SWAPS    TOTAL
-----------------------------------------------------------------------------
Credit contracts                           $--         $83,501  $83,501
-----------------------------------------------------------------------------
Foreign exchange contracts                  --              --  $    --
-----------------------------------------------------------------------------
Total                                      $--         $83,501  $83,501
-----------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At October 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed was $710,068 for the year ended October 31, 2010.


--------------------------------------------------------------------------------
44  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



SWAPS
The gross notional amount of contracts outstanding was $4.0 million at October 31, 2010. The monthly average gross notional amount for these contracts was $4.0 million for the year ended October 31, 2010. The fair value of such contracts at October 31, 2010 is set forth in the table above.

DELAYED DELIVERY SECURITIES & FORWARD SALE COMMITMENTS
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions with institutions that the Fund's Investment Manager has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

INCOME RECOGNITION
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

EXPENSES
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

DETERMINATION OF CLASS NET ASSET VALUE
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN TAX
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.


--------------------------------------------------------------------------------
46  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT MANAGEMENT FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The management fee for the year ended October 31, 2010 was 0.72% of the Fund's average daily net assets.

ADMINISTRATION FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended October 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

administrative services to the Fund and the Board. For the year ended October 31, 2010, other expenses paid to this company were $483.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENT FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares which amount varied by class, and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R4 and Class W shares, which amount varied by class. In addition the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from

--------------------------------------------------------------------------------
48  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

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shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For year ended October 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.18%
Class B..............................................  0.20
Class C..............................................  0.19
Class R4.............................................  0.07
Class W..............................................  0.20
Class Z..............................................  0.05*


* Annualized.

Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $107,000 and $52,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $199,954 for Class A, $1,584 for Class B and $1,654 for Class C for the year ended October 31, 2010.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended October 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A..............................................  1.31%
Class B..............................................  2.08
Class C..............................................  2.06
Class I..............................................  0.92
Class R4.............................................  1.22
Class W..............................................  1.37
Class Z..............................................  0.97


The waived/reimbursed fees and expenses for the transfer agent fees at the class level were as follows:

Class A............................................  $21,328
Class B............................................    1,348
Class C............................................      618
Class W............................................        9


The management fees waived/reimbursed at the Fund level were $11,400.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until December 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.31%
Class B..............................................  2.08
Class C..............................................  2.07
Class I..............................................  0.92
Class R4.............................................  1.22
Class W..............................................  1.37
Class Z..............................................  1.06


Effective January 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until December 31, 2011, unless sooner terminated at the sole discretion of the Board,


--------------------------------------------------------------------------------
50  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.28%
Class B..............................................  2.03
Class C..............................................  2.03
Class I..............................................  0.83
Class R4.............................................  1.13
Class W..............................................  1.28
Class Z..............................................  1.03


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

NOTE 4. PORTFOLIO INFORMATION

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $87,504,965 and $135,844,180, respectively, for the year ended October 31, 2010.

NOTE 5. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2010, securities valued at $6,586,271 were on loan, secured by cash collateral of $6,724,300 partially or fully invested in short-term securities or other cash equivalents.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $5,036 earned from securities lending for the year ended October 31, 2010, is included in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

NOTE 6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

NOTE 7. SHAREHOLDER CONCENTRATION

At October 31, 2010, the Investment Manager along with affiliated funds-of-funds owned approximately 33% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

At October 31, 2010, the Investment Manager along with affiliated funds-of-funds owned 100% of Class I shares.

NOTE 8. LINE OF CREDIT

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

--------------------------------------------------------------------------------
52  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to October 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended October 31, 2010.

NOTE 9. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, foreign tax credits and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income...............  $ 360,173
Accumulated net realized loss.....................   (360,173)




--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

YEAR ENDED OCTOBER 31,                        2010         2009
------------------------------------------------------------------
Ordinary income.........................  $16,449,004  $10,101,827
Long-term capital gain..................           --           --


At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $ 1,753,343
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(5,545,654)
Unrealized appreciation (depreciation)...........  $28,577,615


At October 31, 2010, the cost of investments for federal income tax purposes was $209,142,564 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $30,559,279
Unrealized depreciation                             (2,003,727)
--------------------------------------------------------------
Net unrealized appreciation                        $28,555,552


The following capital loss carryforwards, determined at October 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF EXPIRATION                                   AMOUNT
-------------------------------------------------------------
2017.............................................  $5,545,654


For the year ended October 31, 2010, $11,611,371 of capital loss carryforward was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.


--------------------------------------------------------------------------------
54  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



NOTE 10. SIGNIFICANT RISKS

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

NOTE 12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and

--------------------------------------------------------------------------------
56  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA EMERGING MARKETS BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
58  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  59

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (96.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL (16.5%)
Anhanguera Educacional Participacoes SA Unit            360,000            $7,035,555
Banco Santander Brasil SA, ADR                          688,099             9,908,626
BM&FBovespa SA                                        1,046,900             8,738,546
Fibria Celulose SA, ADR                                 364,486(b)          6,546,169
Itau Unibanco Holding SA, ADR                           536,586            13,178,552
Localiza Rent a Car SA                                  424,903             7,040,864
Lojas Renner SA                                         218,000             8,656,864
MRV Engenharia e Participacoes SA                       469,400             4,572,975
OGX Petroleo e Gas Participacoes SA                     800,700(b)         10,477,726
Petroleo Brasileiro SA, ADR                             523,794            17,871,851
Vale SA, ADR                                            676,756            21,750,938
                                                                      ---------------
Total                                                                     115,778,666
-------------------------------------------------------------------------------------

CHINA (14.3%)
Bank of China Ltd., Series H                         12,124,000(e)          7,257,820
China Construction Bank Corp., Series H              14,944,000            14,247,988
China National Building Material Co., Ltd.,
 Series H                                             1,440,000             3,511,289
China Shenhua Energy Co., Ltd., Series H              1,245,500             5,543,769
China Yurun Food Group Ltd.                           1,483,000             5,768,604
CNOOC Ltd.                                            2,488,000             5,155,113
CNOOC Ltd., ADR                                          39,726             8,299,555
Dongfang Electric Corp., Ltd., Series H                 978,800             4,760,774
Dongfeng Motor Group Co., Ltd., Series H              3,318,000             7,191,640
Hengan International Group Co., Ltd.                    462,000             4,351,180
Industrial & Commercial Bank of China,
 Series H                                            10,116,000             8,143,960
New Oriental Education & Technology Group,
 ADR                                                     58,295(b)          6,259,134
PetroChina Co., Ltd., Series H                        4,178,000             5,099,198
Ping An Insurance Group Co. of China Ltd.,
 Series H                                               662,500             7,132,709
Tencent Holdings Ltd.                                   341,800             7,827,313
                                                                      ---------------
Total                                                                     100,550,046
-------------------------------------------------------------------------------------

EGYPT (0.5%)
Orascom Construction Industries, GDR                     68,351(d)          3,164,651
-------------------------------------------------------------------------------------

HONG KONG (2.7%)
Agile Property Holdings Ltd.                          3,580,000             4,711,134
China High Speed Transmission Equipment Group
 Co., Ltd.                                            2,407,000             4,918,963
China Mobile Ltd.                                       331,000             3,371,494
China Overseas Land & Investment Ltd.                 2,859,797(e)          6,014,023
                                                                      ---------------
Total                                                                      19,015,614
-------------------------------------------------------------------------------------

HUNGARY (1.0%)
OTP Bank PLC                                            234,246(b,e)        6,972,681
-------------------------------------------------------------------------------------

INDIA (7.8%)
Bharat Heavy Electricals Ltd.                           120,394             6,627,564
Housing Development Finance Corp.                        92,634             1,433,976


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INDIA (CONT.)
ICICI Bank Ltd.                                         344,544            $9,019,801
Infosys Technologies Ltd.                               101,202             6,769,656
Jaiprakash Associates Ltd.                            1,767,488             4,784,253
Larsen & Toubro Ltd.                                    111,353             5,082,760
Maruti Suzuki India Ltd.                                211,062             7,371,611
Reliance Industries Ltd.                                278,120             6,863,006
State Bank of India                                      94,249             6,684,095
                                                                      ---------------
Total                                                                      54,636,722
-------------------------------------------------------------------------------------

INDONESIA (4.1%)
Astra International Tbk PT                              717,000             4,574,035
Bank Mandiri Tbk PT                                   6,656,500             5,214,941
Bank Rakyat Indonesia Persero Tbk PT                  4,342,500             5,540,515
Bumi Resources Tbk PT                                16,717,500             4,163,004
Indofood CBP Sukses Makmur TbK PT                     7,140,500(b)          4,555,215
Semen Gresik Persero Tbk PT                           4,243,000             4,653,766
                                                                      ---------------
Total                                                                      28,701,476
-------------------------------------------------------------------------------------

LUXEMBOURG (1.2%)
Evraz Group SA, GDR                                     155,155(b,d)        4,704,300
Ternium SA, ADR                                          98,654             3,381,859
                                                                      ---------------
Total                                                                       8,086,159
-------------------------------------------------------------------------------------

MALAYSIA (1.8%)
Axiata Group Bhd                                      2,878,800(b)          4,156,210
CIMB Group Holdings Bhd                               1,300,800             3,467,406
Genting Bhd                                           1,587,800             5,330,107
                                                                      ---------------
Total                                                                      12,953,723
-------------------------------------------------------------------------------------

MEXICO (3.8%)
America Movil SAB de CV, Series L, ADR                  189,519            10,851,857
Bolsa Mexicana de Valores SAB de CV                     213,600(e)            388,040
Grupo Financiero Banorte SAB de CV, Series O          1,371,600             5,868,859
Grupo Mexico SAB de CV, Series B                      1,091,900             3,596,687
Wal-Mart de Mexico SAB de CV, Series V                2,091,500             5,725,589
                                                                      ---------------
Total                                                                      26,431,032
-------------------------------------------------------------------------------------

POLAND (1.3%)
Bank Pekao SA                                            77,818             5,089,697
Powszechna Kasa Oszczednosci Bank Polski SA             232,618             3,674,979
                                                                      ---------------
Total                                                                       8,764,676
-------------------------------------------------------------------------------------

RUSSIA (6.9%)
Eurasia Drilling Co., Ltd., GDR                         236,717(d)          6,036,284
LSR Group, GDR                                          347,584(b,d)        2,954,464
Lukoil OAO, ADR                                         112,967             6,303,559
MMC Norilsk Nickel, ADR                                 349,517             6,537,715
Novolipetsk Steel OJSC, GDR                             153,817(d)          5,265,156
Sberbank of Russia                                    4,095,427            13,572,245
X5 Retail Group NV, GDR                                 176,377(b,d)        7,390,196
                                                                      ---------------
Total                                                                      48,059,619
-------------------------------------------------------------------------------------

SOUTH AFRICA (7.0%)
Impala Platinum Holdings Ltd.                           153,997             4,357,347
Kumba Iron Ore Ltd.                                      94,730             5,387,847
Mr Price Group Ltd.                                     429,798             3,909,991
MTN Group Ltd.                                          318,035             5,726,512
Murray & Roberts Holdings Ltd.                          603,720             3,744,294
Naspers Ltd., Series N                                  122,386             6,432,973
Shoprite Holdings Ltd.                                  369,891             5,234,092
Standard Bank Group Ltd.                                633,681             9,354,395
Truworths International Ltd.                            529,442             5,221,257
                                                                      ---------------
Total                                                                      49,368,708
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOUTH KOREA (12.4%)
Hyundai Department Store Co., Ltd.                       51,866            $5,739,429
Hyundai Engineering & Construction Co., Ltd.             99,984             6,691,787
Hyundai Mobis                                            35,496             8,833,932
Hyundai Motor Co.                                        66,158             9,996,497
Kangwon Land, Inc.                                      178,200             4,189,382
KB Financial Group, Inc.                                 70,791             3,146,043
LG Chem Ltd.                                             25,697             7,925,533
LG Electronics, Inc.                                     49,056             4,320,981
POSCO                                                    15,221             6,250,313
Samsung Electronics Co., Ltd.                            25,553            16,920,562
Samsung Engineering Co., Ltd.                            39,822             6,353,370
Shinhan Financial Group Co., Ltd.                       165,970             6,424,426
                                                                      ---------------
Total                                                                      86,792,255
-------------------------------------------------------------------------------------

TAIWAN (8.6%)
Acer, Inc.                                            2,165,163             6,286,801
Cathay Financial Holding Co., Ltd.                    3,032,700             4,640,624
Delta Electronics, Inc.                               1,778,000             7,346,148
Hon Hai Precision Industry Co., Ltd.                  3,041,196            11,522,316
MediaTek, Inc.                                          190,551             2,396,124
Synnex Technology International Corp.                 1,818,569             4,448,862
Taiwan Semiconductor Manufacturing Co., Ltd.          4,831,858             9,910,856
Tripod Technology Corp.                               1,936,766             7,432,799
Young Fast Optoelectronics Co., Ltd.                    275,577             3,240,282
Yuanta Financial Holding Co., Ltd.                    5,137,000             3,229,815
                                                                      ---------------
Total                                                                      60,454,627
-------------------------------------------------------------------------------------

THAILAND (2.0%)
Bangkok Bank PCL                                      1,487,075             7,415,467
Siam Commercial Bank PCL                              2,000,300             6,861,806
                                                                      ---------------
Total                                                                      14,277,273
-------------------------------------------------------------------------------------

TURKEY (2.4%)
BIM Birlesik Magazalar AS                               134,136             4,607,855
KOC Holding AS                                        1,454,179             6,851,062
Turkiye Garanti Bankasi AS                              884,107             5,341,549
                                                                      ---------------
Total                                                                      16,800,466
-------------------------------------------------------------------------------------

UNITED KINGDOM (1.2%)
Antofagasta PLC                                         401,488             8,503,948
-------------------------------------------------------------------------------------

UNITED STATES (1.2%)
Southern Copper Corp.                                   198,071             8,477,439
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $559,517,254)                                                     $677,789,781
-------------------------------------------------------------------------------------



PREFERRED STOCKS (1.5%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL
Itau Unibanco Holding SA                                314,600            $7,611,290
Petroleo Brasileiro SA                                  170,200             2,593,877
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $9,479,059)                                                        $10,205,167
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                 3,749,862(f)         $3,749,862
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,749,862)                                                         $3,749,862
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (1.9%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS(g)
Citigroup Global Markets, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $4,000,077                          0.230%          $4,000,000            $4,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $4,581,429                          0.230%          $4,581,341            $4,581,341
Pershing LLC
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,133                          0.320            5,000,000             5,000,000
                                                                      ---------------
Total                                                                      13,581,341
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $13,581,341)                                                       $13,581,341
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $586,327,516)(h)                                                  $705,326,151
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(A)
-----------------------------------------------------------------------
Auto Components                                 1.3%         $8,833,932
Automobiles                                     4.1          29,133,783
Banking                                         1.1           7,611,290
Capital Markets                                 0.5           3,229,815
Chemicals                                       1.1           7,925,533
Commercial Banks                               22.3         156,385,851
Computers & Peripherals                         0.9           6,286,801
Construction & Engineering                      3.6          25,036,862
Construction Materials                          1.6          11,119,519
Diversified Consumer Services                   1.9          13,294,689
Diversified Financial Services                  1.3           9,126,586
Electrical Equipment                            2.3          16,307,301
Electronic Equipment, Instruments &
  Components                                    4.8          33,990,407
Energy Equipment & Services                     0.9           6,036,284
Food & Staples Retailing                        3.3          22,957,732
Food Products                                   1.5          10,323,819
Hotels, Restaurants & Leisure                   1.4           9,519,489
Household Durables                              1.3           8,893,956
Industrial Conglomerates                        1.7          11,635,315
Insurance                                       1.7          11,773,333
Internet Software & Services                    1.1           7,827,313
IT Services                                     1.0           6,769,656


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(A)
-----------------------------------------------------------------------
Media                                           0.9%         $6,432,973
Metals & Mining                                11.1          78,213,549
Multiline Retail                                2.0          14,396,293
Oil Field Services                              0.4           2,593,877
Oil, Gas & Consumable Fuels                     9.9          69,776,781
Paper & Forest Products                         0.9           6,546,169
Personal Products                               0.6           4,351,180
Real Estate Management & Development            1.5          10,725,157
Road & Rail                                     1.0           7,040,864
Semiconductors & Semiconductor
  Equipment                                     4.2          29,227,542
Specialty Retail                                1.3           9,131,248
Thrifts & Mortgage Finance                      0.2           1,433,976
Wireless Telecommunication Services             3.4          24,106,073
Other(1)                                        2.5          17,331,203
-----------------------------------------------------------------------
Total                                                      $705,326,151
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                                         CURRENCY TO     CURRENCY TO      UNREALIZED      UNREALIZED
COUNTERPARTY            EXCHANGE DATE    BE DELIVERED     BE RECEIVED    APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------
Citibank                 Nov. 1, 2010      1,261,364       1,812,000
                                                (USD)           (TRY)       $3,028                $--
Citibank                 Nov. 2, 2010      6,200,000         883,321
                                                (ZAR)           (USD)           --             (2,684)
-----------------------------------------------------------------------------------------------------
Total                                                                       $3,028            $(2,684)
-----------------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt
     TRY  -- Turkish Lira
     ZAR  -- South African Rand


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $29,515,051 or 4.21% of net assets.

(e) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

CITIGROUP GLOBAL MARKETS, INC. (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Benchmark REMIC                          $22,607
Fannie Mae REMICS                                 1,330,720
Fannie Mae-Aces                                      29,414
Freddie Mac Reference REMIC                          42,879
Freddie Mac REMICS                                2,083,244
Government National Mortgage Association            571,136
-----------------------------------------------------------
Total market value of collateral securities      $4,080,000
-----------------------------------------------------------


DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $4,672,967
-----------------------------------------------------------
Total market value of collateral securities      $4,672,967
-----------------------------------------------------------


PERSHING LLC (0.320%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                    $761,902
Fannie Mae REMICS                                   353,353
Fannie Mae Whole Loan                                 5,877
Federal Farm Credit Bank                            179,064
Federal Home Loan Banks                              65,292
Federal Home Loan Mortgage Corp                       8,856
Federal National Mortgage Association               103,207
Freddie Mac Gold Pool                               693,495


--------------------------------------------------------------------------------
22  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.320%) (CONTINUED)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Freddie Mac REMICS                                 $425,825
Ginnie Mae I Pool                                   645,736
Ginnie Mae II Pool                                  579,428
Government National Mortgage Association            540,457
United States Treasury Inflation Indexed Bonds        9,752
United States Treasury Note/Bond                    727,757
-----------------------------------------------------------
Total market value of collateral securities      $5,100,001
-----------------------------------------------------------


(h) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $592,479,655 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $119,491,013
     Unrealized depreciation                          (6,644,517)
     -----------------------------------------------------------
     Net unrealized appreciation                    $112,846,496
     -----------------------------------------------------------






--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
24  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $677,789,781               $--         $--        $677,789,781
  Preferred Stocks                 10,205,167                --          --          10,205,167
-----------------------------------------------------------------------------------------------
Total Equity Securities           687,994,948                --          --         687,994,948
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                         3,749,862                --          --           3,749,862
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --        13,581,341          --          13,581,341
-----------------------------------------------------------------------------------------------
Total Other                         3,749,862        13,581,341          --          17,331,203
-----------------------------------------------------------------------------------------------
Investments in Securities         691,744,810        13,581,341          --         705,326,151
Derivatives(d)
  Assets
    Forward Foreign
    Currency Exchange
    Contracts                              --             3,028          --               3,028
  Liabilities
    Forward Foreign
    Currency Exchange
    Contracts                              --            (2,684)         --              (2,684)
-----------------------------------------------------------------------------------------------
Total                            $691,744,810       $13,581,685         $--        $705,326,495
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $268,332,095. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
26  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $568,996,313)             $687,994,948
  Affiliated money market fund (identified cost $3,749,862)           3,749,862
  Investments of cash collateral received for securities on loan
    (identified cost $13,581,341)                                    13,581,341
-------------------------------------------------------------------------------
Total investments in securities (identified cost $586,327,516)      705,326,151
Foreign currency holdings (identified cost $10,183,616)              10,052,560
Capital shares receivable                                               908,377
Dividends and accrued interest receivable                               560,453
Receivable for investment securities sold                             3,199,418
Unrealized appreciation on forward foreign currency exchange
  contracts                                                               3,028
-------------------------------------------------------------------------------
Total assets                                                        720,049,987
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                1,283,236
Payable for investment securities purchased                           3,757,867
Payable upon return of securities loaned                             13,581,341
Unrealized depreciation on forward foreign currency exchange
  contracts                                                               2,684
Accrued investment management services fees                              20,705
Accrued distribution fees                                                 5,855
Accrued transfer agency fees                                             16,224
Accrued administrative services fees                                      1,504
Accrued plan administration services fees                                    10
Other accrued expenses                                                  452,271
-------------------------------------------------------------------------------
Total liabilities                                                    19,121,697
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $700,928,290
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    725,498
Additional paid-in capital                                          572,058,730
Undistributed net investment income                                   4,930,398
Accumulated net realized gain (loss)                                  4,348,096
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        118,865,568
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $700,928,290
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 12,852,751
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- OCT. 31, 2010 (UNAUDITED)

NET ASSET VALUE PER SHARE
                         NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                $523,288,192           53,653,023                      $ 9.75(1)
Class B                $ 37,312,287            4,319,656                      $ 8.64
Class C                $ 38,770,335            4,501,173                      $ 8.61
Class I                $ 84,278,781            8,306,376                      $10.15
Class R                $ 15,164,872            1,561,399                      $ 9.71
Class R4               $  1,402,320              138,188                      $10.15
Class R5               $    687,416               67,607                      $10.17
Class W                $      2,641                  271                      $ 9.75
Class Z                $     21,446                2,114                      $10.14
------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.34. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $ 14,778,228
Interest                                                           117,856
Income distributions from affiliated money market fund              19,826
Income from securities lending -- net                              117,992
Foreign taxes withheld                                          (1,451,529)
--------------------------------------------------------------------------
Total income                                                    13,582,373
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              6,678,651
Distribution fees
  Class A                                                        1,147,121
  Class B                                                          397,712
  Class C                                                          344,726
  Class R                                                           65,971
  Class W                                                                1
Transfer agency fees
  Class A                                                        1,138,958
  Class B                                                          105,639
  Class C                                                           88,823
  Class R                                                           10,044
  Class R4                                                             689
  Class R5                                                             358
Administrative services fees                                       491,606
Plan administration services fees
  Class R                                                           27,446
  Class R4                                                           3,087
Compensation of board members                                       18,286
Custodian fees                                                     468,000
Printing and postage                                               110,280
Registration fees                                                  140,720
Professional fees                                                  130,913
Other                                                              345,964
--------------------------------------------------------------------------
Total expenses                                                  11,714,995
--------------------------------------------------------------------------
Investment income (loss) -- net                                  1,867,378
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        130,106,440
  Foreign currency transactions                                    (79,437)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        130,027,003
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    16,283,884
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          146,310,887
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $148,178,265
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                   2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  1,867,378  $  1,073,939
Net realized gain (loss) on investments                        130,027,003   (79,169,258)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         16,283,884   239,320,659
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   148,178,265   161,225,340
----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (2,568,740)           --
    Class B                                                        (19,695)           --
    Class C                                                       (193,813)           --
    Class I                                                       (693,406)           --
    Class R                                                        (97,017)           --
    Class R4                                                        (8,976)           --
    Class R5                                                        (5,301)           --
----------------------------------------------------------------------------------------
Total distributions                                             (3,586,948)           --
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
30  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                                                   2010          2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 85,282,805  $ 80,251,128
  Class B shares                                                 8,535,966     9,019,008
  Class C shares                                                10,812,054     4,625,001
  Class I shares                                                 4,925,169    63,017,867
  Class R shares                                                 6,673,201       765,806
  Class R4 shares                                                  163,774       436,563
  Class R5 shares                                                    2,606           668
  Class W shares                                                     2,500           N/A
  Class Z shares                                                    21,403           N/A
Fund merger (Note 11)
  Class A shares                                                       N/A    45,280,067
  Class B shares                                                       N/A     2,387,255
  Class C shares                                                       N/A    25,077,963
  Class R shares                                                       N/A    12,517,198
  Class R5 shares                                                      N/A       496,500
Reinvestment of distributions at net asset value
  Class A shares                                                 2,496,135            --
  Class B shares                                                    19,165            --
  Class C shares                                                   114,627            --
  Class I shares                                                   693,280            --
  Class R shares                                                    11,505            --
  Class R4 shares                                                    8,976            --
  Class R5 shares                                                    5,259            --
Conversions from Class B to Class A
  Class A shares                                                 8,787,572     6,661,382
  Class B shares                                                (8,787,572)   (6,661,382)
Payments for redemptions
  Class A shares                                               (96,690,846)  (95,511,753)
  Class B shares                                                (9,645,349)   (8,184,934)
  Class C shares                                               (12,720,504)   (4,011,594)
  Class I shares                                                (8,008,374)   (7,237,209)
  Class R shares                                                (6,801,569)   (1,958,447)
  Class R4 shares                                                 (249,476)     (397,068)
  Class R5 shares                                                     (125)           --
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (14,347,818)  126,574,019
----------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note 10)                     203,460       458,466
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        130,446,959   288,257,825
Net assets at beginning of year                                570,481,331   282,223,506
----------------------------------------------------------------------------------------
Net assets at end of year                                     $700,928,290  $570,481,331
----------------------------------------------------------------------------------------
Undistributed net investment income                           $  4,930,398  $    582,060
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.74       $4.96       $14.99      $11.32       $8.23
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         .02          .08         .04         .01
Net gains (losses) (both realized and
 unrealized)                                         2.03        2.75        (7.24)       6.27        3.10
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.06        2.77        (7.16)       6.31        3.11
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)         --         (.18)         --        (.02)
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)         --        (2.87)      (2.64)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.75       $7.74        $4.96      $14.99      $11.32
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.70%(b)   56.05%(c)   (57.79%)     68.21%      37.85%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.85%       1.90%        1.87%       1.83%       1.81%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .34%        .38%         .78%        .31%        .19%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $523        $416         $250        $661        $425
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.87       $4.43       $13.73      $10.63       $7.77
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)       (.02)         .00(a)     (.05)       (.05)
Net gains (losses) (both realized and
 unrealized)                                         1.80        2.45        (6.53)       5.79        2.91
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.77        2.43        (6.53)       5.74        2.86
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(a)      --         (.08)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(a)      --        (2.77)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.64       $6.87        $4.43      $13.73      $10.63
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.82%(b)   55.08%(c)   (58.08%)     66.95%      36.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.60%       2.68%        2.62%       2.58%       2.57%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.42%)      (.36%)        .02%       (.48%)      (.55%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $37         $38          $28         $94         $77
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.89       $4.44       $13.78      $10.66       $7.79
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)       (.04)         .00(a)     (.05)       (.06)
Net gains (losses) (both realized and
 unrealized)                                         1.79        2.48        (6.54)       5.81        2.93
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.76        2.44        (6.54)       5.76        2.87
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)         --         (.11)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)         --        (2.80)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.61       $6.89        $4.44      $13.78      $10.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.67%(b)   55.18%(c)   (58.15%)     67.03%      36.84%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.60%       2.60%        2.63%       2.59%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.43%)      (.65%)        .03%       (.48%)      (.57%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $39         $33           $3          $8          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.04       $5.12       $15.38      $11.50       $8.35
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .06          .11         .09         .03
Net gains (losses) (both realized and
 unrealized)                                         2.12        2.85        (7.45)       6.43        3.16
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.19        2.91        (7.34)       6.52        3.19
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)         --         (.23)         --        (.04)
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)         --        (2.92)      (2.64)       (.04)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.15       $8.04        $5.12      $15.38      $11.50
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.45%(b)   57.03%(c)   (57.63%)     69.07%      38.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.35%       1.26%        1.42%       1.39%       1.35%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .84%        .77%         .97%        .75%        .63%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $84         $69          $--         $56         $41
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R*                                           -------------------
PER SHARE DATA                                      2010       2009(e)
Net asset value, beginning of period                $7.74       $7.42
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)     (.01)
Net gains (losses) (both realized and
 unrealized)                                         2.03         .33
----------------------------------------------------------------------
Total from investment operations                     2.03         .32
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)         --
----------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)       --
----------------------------------------------------------------------
Net asset value, end of period                      $9.71       $7.74
----------------------------------------------------------------------
TOTAL RETURN                                       26.36%(b)    4.31%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.13%       2.06%(f)
----------------------------------------------------------------------
Net investment income (loss)                         .04%       (.36%)(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15         $12
----------------------------------------------------------------------
Portfolio turnover rate                               96%        149%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.05       $5.14       $15.32      $11.50       $8.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05         .04          .11         .05         .03
Net gains (losses) (both realized and
 unrealized)                                         2.11        2.86        (7.45)       6.41        3.14
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.16        2.90        (7.34)       6.46        3.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)         --         (.15)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)         --        (2.84)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.15       $8.05        $5.14      $15.32      $11.50
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.99%(b)   56.62%(c)   (57.58%)     68.51%      38.06%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.65%       1.62%        1.73%       1.65%       1.63%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.65%       1.56%        1.47%       1.65%       1.63%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .51%        .72%        1.12%        .45%        .41%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1           $1          $2          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R5                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(h)
Net asset value, beginning of period                $8.06       $5.13        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .05          .03
Net gains (losses) (both realized and
 unrealized)                                         2.12        2.87        (4.22)
----------------------------------------------------------------------------------
Total from investment operations                     2.19        2.92        (4.19)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)         --           --
----------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.17       $8.06        $5.13
----------------------------------------------------------------------------------
TOTAL RETURN                                       27.36%(b)   57.12%(c)   (44.96%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.41%       1.31%        1.47%(f)
----------------------------------------------------------------------------------
Net investment income (loss)                         .78%        .68%        1.57%(f)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS W                                              OCT. 31,
PER SHARE DATA                                       2010(i)
Net asset value, beginning of period                  $9.23
--------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .53
--------------------------------------------------------------
Total from investment operations                        .52
--------------------------------------------------------------
Net asset value, end of period                        $9.75
--------------------------------------------------------------
TOTAL RETURN                                          5.63%
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                        1.89%(f)
--------------------------------------------------------------
Net investment income (loss)                          (.71%)(f)
--------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
--------------------------------------------------------------
Portfolio turnover rate                                 96%
--------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(i)
Net asset value, beginning of period                  $9.60
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.00)(a)
Net gains (losses) (both realized and
 unrealized)                                            .54
-------------------------------------------------------------
Total from investment operations                        .54
-------------------------------------------------------------
Net asset value, end of period                       $10.14
-------------------------------------------------------------
TOTAL RETURN                                          5.63%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                        1.56%(f)
-------------------------------------------------------------
Net investment income (loss)                          (.46%)(f)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 96%
-------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS
*() Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) During the year ended Oct. 31, 2010 the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.03% for classes A, I, R, R4 and R5 and by 0.04% for classes B and C.
(c) During the year ended Oct. 31, 2009 the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.12%.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) For the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(f) Annualized.
(g) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(i) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 and Class R5 shares are not subject to sales charges, however, these classes are closed to new investors effective Dec. 31, 2010.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts. Class W shares became effective Sept. 27, 2010.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Oct. 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.


--------------------------------------------------------------------------------
42  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
44  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts              $3,028    contracts              $2,684
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $62,120
--------------------------------------------------------------------------



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                           $344
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $2.1 million at Oct. 31, 2010. The monthly average gross notional amount for

--------------------------------------------------------------------------------
46  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


these contracts was $500,000 for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment
(PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $66,600 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 1.07% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. If approved by Fund shareholders, the IMSA proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $801.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4, Class R5 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.


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48  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

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The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A.............................................  0.25%
Class B.............................................  0.27
Class C.............................................  0.26
Class R.............................................  0.08
Class R4............................................  0.06
Class R5............................................  0.06
Class W.............................................  0.18*
Class Z.............................................  0.17*


*   Annualized.

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), severally, but not jointly, guaranteed the performance and observance of all terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Emerging Markets Fund, which was acquired by the Fund on Aug. 14, 2009 (see Note 11) including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $113,654. The liability remaining at Oct. 31, 2010 for non-recurring charges associated with the lease amounted to $56,400 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,096,000 and $1,496,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $691,994 for Class A, $30,267 for Class B and $1,780 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.85%
Class B..............................................  2.60%
Class C..............................................  2.60%
Class I..............................................  1.41%
Class R..............................................  2.10%
Class R4.............................................  1.71%
Class R5.............................................  1.46%
Class W..............................................  1.85%
Class Z..............................................  1.60%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


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50  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

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5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $582,592,252 and $594,662,450, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010       2009(a)
-------------------------------------------------------------------
CLASS A
Sold                                         9,964,176   12,649,748
Fund merger                                        N/A    6,283,578
Converted from Class B(b)                    1,001,557      927,466
Reinvested distributions                       306,274           --
Redeemed                                   (11,395,153) (16,538,001)
-------------------------------------------------------------------
Net increase (decrease)                       (123,146)   3,322,791
-------------------------------------------------------------------

CLASS B
Sold                                         1,130,777    1,590,019
Fund merger                                        N/A      372,602
Reinvested distributions                         2,636           --
Converted to Class A(b)                     (1,128,603)  (1,042,154)
Redeemed                                    (1,286,309)  (1,673,824)
-------------------------------------------------------------------
Net increase (decrease)                     (1,281,499)    (753,357)
-------------------------------------------------------------------

CLASS C
Sold                                         1,432,742      779,191
Fund merger                                        N/A    3,905,413
Reinvested distributions                        15,811           --
Redeemed                                    (1,703,710)    (640,121)
-------------------------------------------------------------------
Net increase (decrease)                       (255,157)   4,044,483
-------------------------------------------------------------------

CLASS I
Sold                                           543,572    9,487,877
Reinvested distributions                        82,142           --
Redeemed                                      (894,959)    (913,814)
-------------------------------------------------------------------
Net increase (decrease)                       (269,245)   8,574,063
-------------------------------------------------------------------

CLASS R(c)
Sold                                           786,016      100,396
Fund merger                                        N/A    1,735,811
Reinvested distributions                         1,413           --
Redeemed                                      (806,481)    (255,756)
-------------------------------------------------------------------
Net increase (decrease)                        (19,052)   1,580,451

-------------------------------------------------------------------


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                            2010       2009(a)
-------------------------------------------------------------------
CLASS R4
Sold                                            18,130       63,248
Reinvested distributions                         1,060           --
Redeemed                                       (28,399)     (68,066)
-------------------------------------------------------------------
Net increase (decrease)                         (9,209)      (4,818)
-------------------------------------------------------------------

CLASS R5
Sold                                               258           --
Fund merger                                        N/A       66,208
Reinvested distributions                           621           --
Redeemed                                           (15)          --
-------------------------------------------------------------------
Net increase (decrease)                            864       66,208
-------------------------------------------------------------------

CLASS W(d)
Sold                                               271          N/A
-------------------------------------------------------------------
Net increase (decrease)                            271          N/A
-------------------------------------------------------------------

CLASS Z(d)
Sold                                             2,114          N/A
-------------------------------------------------------------------
Net increase (decrease)                          2,114          N/A
-------------------------------------------------------------------


(a) Class R is for the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(d) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $12,852,751 were on loan, secured by cash collateral of $13,581,341 invested in short-term securities or in cash equivalents.


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52  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

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Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $117,992 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $222,260,427 and $230,996,877, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders,

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. PROCEEDS FROM REGULATORY SETTLEMENTS

As a result of settlements of administrative proceedings brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, the Fund received $203,460 during the year ended Oct. 31, 2010 and $458,466 during the year ended Oct. 31, 2009, which represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Aug. 14, 2009, Columbia Emerging Markets Opportunity Fund acquired the assets and assumed the identified liabilities of Seligman Emerging Markets Fund. The merger was completed after shareholders of the acquired fund approved the plan on June 29, 2009.

The aggregate net assets of Columbia Emerging Markets Opportunity Fund immediately before the acquisition were $457,623,309 and the combined net assets immediately after the acquisition were $543,382,292.

The acquisition was accomplished by a tax-free exchange of 9,437,758 shares of Seligman Emerging Markets Fund valued at $85,758,983.


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54  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

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In exchange for Seligman Emerging Markets Fund shares, Columbia Emerging Markets Opportunity Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  6,283,578
Class B...........................................    372,602
Class C...........................................  3,905,413
Class R...........................................  1,735,811
Class R5..........................................     66,208


The components of Seligman Emerging Markets Fund net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                    EXCESS OF
                                                  ACCUMULATED     DISTRIBUTIONS
TOTAL                   CAPITAL     UNREALIZED        NET            OVER NET
NET ASSETS               STOCK     APPRECIATION  REALIZED LOSS  INVESTMENT INCOME
---------------------------------------------------------------------------------
$85,758,983           $89,533,507   $17,108,032   $(20,882,556)        $--


12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $6,067,908 and accumulated net realized gain has been decreased by $5,405,982 resulting in a net reclassification adjustment to decrease paid-in capital by $661,926.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                               2010     2009
---------------------------------------------------------------
Ordinary income..............................  $3,586,948   $--
Long-term capital gain.......................          --    --




--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  6,903,325
Undistributed accumulated long-term gain........  $  8,543,463
Unrealized appreciation (depreciation)..........  $112,697,274


For the year ended Oct. 31, 2010, $98,285,238 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution

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56  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

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agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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58  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA EMERGING MARKETS OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Emerging Markets Opportunity Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
60  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (93.3%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ARGENTINA (0.3%)
Argentina Bonos
 Senior Unsecured
 09-12-13                            7.000%            $1,033,000          $1,016,285
Argentina Government International Bond
 Senior Unsecured
 12-15-35                            0.000              2,900,000(e)          385,700
                                                                      ---------------
Total                                                                       1,401,985
-------------------------------------------------------------------------------------

AUSTRALIA (1.7%)
Australia & New Zealand Banking Group Ltd.
 (AUD)
 11-08-11                            6.500                420,000             416,174
FMG Resources August 2006 Pty Ltd.
 Senior Notes
 11-01-15                            7.000                 64,000(d,g)         65,880
 11-01-15                            7.000                207,000(d)          213,082
New South Wales Treasury Corp.
 (AUD) Local Government Guaranteed
 05-01-12                            6.000              6,825,000           6,777,148
Telstra Corp., Ltd.
 Senior Unsecured
 04-01-12                            6.375                500,000             534,717
Westpac Banking Corp.
 (AUD) Senior Unsecured
 09-24-12                            7.250                300,000             301,125
Woodside Finance Ltd.
 11-10-14                            4.500                520,000(d)          561,002
                                                                      ---------------
Total                                                                       8,869,128
-------------------------------------------------------------------------------------

AUSTRIA (1.4%)
Austria Government Bond
 (EUR) Senior Unsecured
 07-15-14                            4.300              5,045,000           7,662,763
-------------------------------------------------------------------------------------

BELGIUM (2.0%)
Belgium Government Bond
 (EUR)
 03-28-11                            3.500              1,470,000           2,065,930
 09-28-12                            5.000              5,285,000           7,847,146
Fortis Bank SA/NV
 (EUR) Senior Unsecured
 05-30-14                            4.500                420,000             618,648
                                                                      ---------------
Total                                                                      10,531,724
-------------------------------------------------------------------------------------

BERMUDA (0.2%)
Bacardi Ltd.
 04-01-14                            7.450               $245,000(d)          289,237
Intelsat Jackson Holdings SA
 Senior Unsecured
 10-15-20                            7.250                350,000(d)          357,875
Weatherford International Ltd.
 09-15-40                            6.750                435,000             461,239
                                                                      ---------------
Total                                                                       1,108,351
-------------------------------------------------------------------------------------

BRAZIL (2.3%)
Banco Nacional de Desenvolvimento Economico e Social
 Senior Unsecured
 06-16-18                            6.369                535,000(d)          613,913
 06-10-19                            6.500                910,000(d)        1,052,487
Brazil Notas do Tesouro Nacional
 (BRL)
 01-01-12                           10.000                762,500           4,562,323
 01-01-13                           10.000                740,000           4,343,554
Brazilian Government International Bond
 01-15-18                            8.000                249,167             301,118
Brazilian Government International Bond
 Senior Unsecured
 01-17-17                            6.000                307,000             362,413
 10-14-19                            8.875                115,000             163,300
 01-07-41                            5.625                270,000             298,688
Centrais Eletricas Brasileiras SA
 Senior Unsecured
 07-30-19                            6.875                375,000(d)          448,410
                                                                      ---------------
Total                                                                      12,146,206
-------------------------------------------------------------------------------------

CANADA (2.9%)
Bank of Nova Scotia
 10-29-15                            1.650              1,465,000(d)        1,459,782


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CANADA (CONT.)
Canadian Government Bond
 (CAD)
 06-01-18                            4.250%             1,080,000          $1,186,337
Cascades, Inc.
 12-15-17                            7.750               $500,000             534,375
Devon Financing Corp. ULC
 09-30-11                            6.875                110,000             115,940
EnCana Corp.
 Senior Unsecured
 11-01-11                            6.300                 30,000              31,573
Petro-Canada
 Senior Unsecured
 05-15-18                            6.050                350,000             412,606
Province of British Columbia Canada
 (CAD)
 06-18-14                            5.300              1,640,000           1,797,986
Province of Ontario Canada
 (CAD)
 03-08-14                            5.000              2,835,000           3,051,454
Province of Quebec Canada
 (CAD)
 12-01-17                            4.500              4,083,000           4,386,092
Royal Bank of Canada
 (EUR) Senior Unsecured
 01-18-13                            3.250                630,000             902,808
TELUS Corp.
 Senior Unsecured
 06-01-11                            8.000                377,000             392,486
The Toronto-Dominion Bank
 (EUR) Senior Unsecured
 05-14-15                            5.375                600,000             940,640
Thomson Reuters Corp.
 Senior Unsecured
 04-15-40                            5.850                235,000             248,807
TransAlta Corp.
 Senior Unsecured
 03-15-40                            6.500                180,000             188,069
                                                                      ---------------
Total                                                                      15,648,955
-------------------------------------------------------------------------------------

CAYMAN ISLANDS (0.2%)
Allstate Life Funding LLC
 (GBP) Senior Secured
 01-17-11                            6.375                250,000            $404,075
Pacific Life Funding LLC
 (GBP) Secured
 02-08-11                            6.250                251,000             406,362
                                                                      ---------------
Total                                                                         810,437
-------------------------------------------------------------------------------------

COLOMBIA (0.3%)
Colombia Government International Bond
 01-27-17                            7.375               $230,000             286,925
 09-18-37                            7.375                260,000             347,100
Colombia Government International Bond
 Senior Unsecured
 03-18-19                            7.375                250,000(k)          319,375
 01-18-41                            6.125                235,000(k)          268,374
Ecopetrol SA
 Senior Unsecured
 07-23-19                            7.625                300,000             369,000
                                                                      ---------------
Total                                                                       1,590,774
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.1%)
Czech Republic Government Bond
 (CZK)
 06-16-13                            3.700             11,530,000             679,791
-------------------------------------------------------------------------------------

DENMARK (0.3%)
Nykredit Realkredit A/S
 (DKK)
 04-01-28                            5.000              9,241,556           1,798,579
-------------------------------------------------------------------------------------

EL SALVADOR (0.1%)
El Salvador Government International Bond
 Senior Unsecured
 01-24-23                            7.750                245,000(d)          285,425
-------------------------------------------------------------------------------------

FRANCE (5.0%)
BNP Paribas Home Loan Covered Bonds SA
 11-02-15                            2.200              1,300,000(d,g)      1,307,245
BNP Paribas
 (EUR) Subordinated Notes
 12-17-12                            5.250                555,000             817,812
Cie de Financement Foncier
 09-16-15                            2.500              1,400,000(d)        1,413,462


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FRANCE (CONT.)
Credit Agricole SA
 (EUR) Senior Unsecured
 06-24-13                            6.000%               550,000            $838,557
EDF SA
 (EUR) Senior Unsecured
 02-05-18                            5.000                750,000           1,168,669
France Government Bond OAT
 (EUR)
 04-25-12                            5.000                540,000             794,728
 04-25-13                            4.000              7,020,000          10,423,950
 10-25-16                            5.000              3,180,000           5,110,329
 10-25-19                            3.750              2,000,000           2,995,804
France Telecom SA
 (EUR) Senior Unsecured
 02-21-17                            4.750              1,180,000           1,798,438
Veolia Environnement
 (EUR) Senior Unsecured
 01-16-17                            4.375                315,000             468,986
                                                                      ---------------
Total                                                                      27,137,980
-------------------------------------------------------------------------------------

GERMANY (5.3%)
Bayerische Landesbank
 (JPY) Senior Unsecured
 04-22-13                            1.400            170,000,000           2,151,340
Bundesrepublik Deutschland
 (EUR)
 01-04-15                            3.750              1,650,000           2,498,535
 07-04-19                            3.500              2,120,000           3,195,167
 07-04-27                            6.500              4,140,000           8,389,129
 07-04-28                            4.750              2,415,000           4,136,686
 07-04-34                            4.750              4,025,000           7,134,435
Landwirtschaftliche Rentenbank
 (AUD) Government Guaranteed
 06-15-11                            5.750              1,250,000           1,229,296
                                                                      ---------------
Total                                                                      28,734,588
-------------------------------------------------------------------------------------

GREECE (0.3%)
Hellenic Republic Government Bond
 (EUR) Senior Unsecured
 03-20-24                            4.700              1,800,000           1,541,697
-------------------------------------------------------------------------------------

INDONESIA (1.5%)
Indonesia Government International Bond
 Senior Unsecured
 01-17-18                            6.875                500,000(d)          602,500
 10-12-35                            8.500                190,000(d)          275,025
 01-17-38                            7.750                140,000(d)          188,300
Indonesia Treasury Bond
 (IDR) Senior Unsecured
 05-15-16                           10.750          9,320,000,000           1,236,882
 11-15-20                           11.000         19,540,000,000           2,705,666
 07-15-22                           10.250         21,944,000,000           2,920,301
Perusahaan Penerbit SBSN
 Senior Unsecured
 04-23-14                            8.800                160,000(d)          192,293
                                                                      ---------------
Total                                                                       8,120,967
-------------------------------------------------------------------------------------

IRELAND (--%)
Ardagh Packaging Finance PLC
 Senior Secured
 10-15-17                            7.375                116,000(d,k)        122,960
Warner Chilcott Co. LLC/Finance
 09-15-18                            7.750                134,000(d)          139,360
                                                                      ---------------
Total                                                                         262,320
-------------------------------------------------------------------------------------

ITALY (3.0%)
Intesa Sanpaolo SpA
 (EUR) Senior Unsecured
 12-19-13                            5.375                400,000             596,078
Italy Buoni Poliennali Del Tesoro
 (EUR)
 04-15-12                            4.000              1,745,000           2,502,936
 08-01-15                            3.750                700,000           1,013,802
 02-01-19                            4.250              2,445,000           3,552,426
 11-01-26                            7.250              4,186,283           7,597,027
 11-01-27                            6.500                525,000             892,465
                                                                      ---------------
Total                                                                      16,154,734
-------------------------------------------------------------------------------------

JAPAN (11.9%)
Bayer Holding Ltd.
 (JPY)
 06-28-12                            1.955             40,000,000             501,275
Development Bank of Japan
 (JPY) Government Guaranteed
 06-20-12                            1.400            326,000,000           4,127,095


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
JAPAN (CONT.)
Japan Government 10-Year Bond
 (JPY) Senior Unsecured
 06-20-12                            1.400%            95,000,000          $1,204,818
 12-20-12                            1.000            708,000,000           8,956,794
 12-20-14                            1.300            200,000,000           2,589,166
 09-20-17                            1.700            811,000,000          10,911,423
Japan Government 20-Year Bond
 (JPY) Senior Unsecured
 03-20-20                            2.400            420,000,000           5,946,343
 12-20-22                            1.400            496,000,000           6,277,423
 12-20-26                            2.100            757,000,000          10,047,395
 09-20-29                            2.100            300,000,000           3,916,899
Japan Government 30-Year Bond
 (JPY) Senior Unsecured
 12-20-34                            2.400            283,000,000           3,838,299
 03-20-39                            2.300            123,000,000           1,636,473
Japanese Government CPI-Linked Bond
 (JPY) Senior Unsecured
 03-10-18                            1.400            345,664,000(j)        4,331,603
                                                                      ---------------
Total                                                                      64,285,006
-------------------------------------------------------------------------------------

KAZAKHSTAN (0.1%)
KazMunaiGaz Finance Sub BV
 07-02-18                            9.125               $250,000(d)          306,563
-------------------------------------------------------------------------------------

LITHUANIA (0.1%)
Lithuania Government International Bond
 Senior Unsecured
 09-14-17                            5.125                760,000(d)          779,000
-------------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
ArcelorMittal
 Senior Unsecured
 06-01-19                            9.850                305,000             393,428
 10-15-39                            7.000                545,000             548,553
Expro Finance Luxembourg SCA
 Senior Secured
 12-15-16                            8.500                349,000(d)          342,391
Telecom Italia Capital SA
 07-18-36                            7.200                 35,000              38,050
                                                                      ---------------
Total                                                                       1,322,422
-------------------------------------------------------------------------------------

MALAYSIA (0.5%)
Petronas Capital Ltd.
 05-22-12                            7.000                500,000(d)          542,709
 08-12-19                            5.250              1,980,000(d)        2,205,885
                                                                      ---------------
Total                                                                       2,748,594
-------------------------------------------------------------------------------------

MEXICO (1.7%)
Mexican Bonos
 (MXN)
 12-19-13                            8.000             35,940,000           3,155,680
 12-17-15                            8.000             55,280,000           4,974,251
Mexican Government International Bond
 Senior Unsecured
 09-27-34                            6.750                270,000             333,450
Pemex Project Funding Master Trust
 03-01-18                            5.750                617,000             692,702
                                                                      ---------------
Total                                                                       9,156,083
-------------------------------------------------------------------------------------

NETHERLANDS (3.6%)
Allianz Finance II BV
 (EUR)
 11-23-16                            4.000                400,000             589,702
BMW Finance NV
 (EUR)
 09-19-13                            8.875                650,000           1,069,089
Deutsche Telekom International Finance BV
 (EUR)
 01-19-15                            4.000              1,335,000           1,951,496
Deutsche Telekom International Finance BV
 (GBP)
 12-09-10                            6.250                415,000             668,180
E.ON International Finance BV
 (EUR)
 10-02-17                            5.500                535,000             857,509
ING Groep NV
 (EUR) Senior Unsecured
 05-31-17                            4.750              1,205,000           1,775,502
Netherlands Government Bond
 (EUR)
 07-15-12                            5.000              1,530,000           2,269,119
 07-15-13                            4.250              2,345,000           3,524,978
 07-15-20                            3.500              4,045,000           5,989,791


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
NETHERLANDS (CONT.)
Rabobank Nederland NV
 (EUR) Senior Unsecured
 04-04-12                            4.125%               600,000            $863,765
                                                                      ---------------
Total                                                                      19,559,131
-------------------------------------------------------------------------------------

NEW ZEALAND (1.1%)
ANZ National International Ltd.
 Bank Guaranteed
 08-10-15                            3.125             $1,270,000(d,k)      1,299,420
New Zealand Government Bond
 (NZD) Senior Unsecured
 04-15-13                            6.500              5,850,000           4,710,747
                                                                      ---------------
Total                                                                       6,010,167
-------------------------------------------------------------------------------------

NORWAY (1.0%)
Norway Government Bond
 (NOK)
 05-16-11                            6.000             31,250,000           5,442,113
-------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.3%)
Philippine Government International Bond
 Senior Unsecured
 01-15-21                            4.000                129,000             128,839
 01-14-31                            7.750                405,000             534,600
Power Sector Assets & Liabilities Management Corp.
 Government Guaranteed
 05-27-19                            7.250                790,000(d)          962,813
                                                                      ---------------
Total                                                                       1,626,252
-------------------------------------------------------------------------------------

POLAND (1.7%)
Poland Government Bond
 (PLN)
 04-25-13                            5.250              6,400,000           2,269,578
 10-25-17                            5.250             20,485,000           7,110,202
                                                                      ---------------
Total                                                                       9,379,780
-------------------------------------------------------------------------------------

QATAR (0.3%)
Qatar Government International Bond
 Senior Unsecured
 04-09-19                            6.550                550,000(d)          657,406
Qatari Diar Finance QSC
 Government Guaranteed
 07-21-20                            5.000                500,000(d)          523,318
Ras Laffan Liquefied Natural Gas Co., Ltd. III
 Senior Secured
 09-30-14                            5.500                310,000(d)          343,723
                                                                      ---------------
Total                                                                       1,524,447
-------------------------------------------------------------------------------------

RUSSIA (0.4%)
AK Transneft OJSC Via TransCapitalInvest Ltd.
 Senior Unsecured
 03-05-14                            5.670                200,000(d)          213,151
 08-07-18                            8.700                100,000(d)          125,720
Gazprom Via Gaz Capital SA
 Senior Unsecured
 11-22-16                            6.212                100,000(d)          106,625
 08-16-37                            7.288                230,000(d)          249,550
Russian Foreign Bond -- Eurobond
 03-31-30                            7.500              1,159,025(d)        1,385,035
                                                                      ---------------
Total                                                                       2,080,081
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.5%)
South Africa Government Bond
 (ZAR) Senior Unsecured
 12-21-14                            8.750             15,975,000           2,435,322
-------------------------------------------------------------------------------------

SOUTH KOREA (0.3%)
Export-Import Bank of Korea
 Senior Unsecured
 01-21-14                            8.125                810,000             948,430
 01-14-15                            5.875                450,000             502,088
                                                                      ---------------
Total                                                                       1,450,518
-------------------------------------------------------------------------------------

SPAIN (2.6%)
Ayt Cedulas Cajas Global
 (EUR)
 06-14-18                            4.250              1,500,000           1,886,159
Caja de Ahorros y Monte de Piedad de Madrid
 (EUR)
 03-25-11                            3.500              1,800,000           2,509,344
Instituto de Credito Oficial
 (AUD) Government Guaranteed
 03-08-11                            5.500              1,210,000           1,180,465
Santander International Debt SA
 (EUR) Bank Guaranteed
 04-11-11                            5.125              1,200,000           1,689,807


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SPAIN (CONT.)
Santander U.S. Debt SA Unipersonal
 Bank Guaranteed
 10-07-15                            3.781%            $1,000,000(d)       $1,015,049
Spain Government Bond
 (EUR)
 07-30-17                            5.500              2,050,000           3,147,080
Telefonica Emisiones SAU
 01-15-15                            4.949              1,440,000           1,589,893
Telefonica Emisiones SAU
 (EUR)
 02-02-16                            4.375                550,000             796,604
                                                                      ---------------
Total                                                                      13,814,401
-------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.3%)
Corp. Andina de Fomento
 Senior Unsecured
 06-04-19                            8.125                730,000             904,462
European Investment Bank
 (GBP) Senior Unsecured
 12-07-11                            5.500                445,000             749,192
                                                                      ---------------
Total                                                                       1,653,654
-------------------------------------------------------------------------------------

SWEDEN (1.0%)
Sweden Government Bond
 (SEK)
 05-05-14                            6.750             30,525,000           5,298,214
-------------------------------------------------------------------------------------

TURKEY (0.3%)
Turkey Government International Bond
 Senior Unsecured
 07-14-17                            7.500                350,000             435,313
 04-03-18                            6.750                204,000             244,800
 06-05-20                            7.000                235,000             291,400
 03-17-36                            6.875                540,000             649,350
                                                                      ---------------
Total                                                                       1,620,863
-------------------------------------------------------------------------------------

UNITED KINGDOM (4.6%)
MetLife of Connecticut
 (JPY)
 05-24-12                            0.653            100,000,000(i)        1,193,364
SABMiller PLC
 Senior Unsecured
 01-15-14                            5.700              1,275,000(d)        1,433,576
United Kingdom Gilt
 (GBP)
 09-07-16                            4.000              1,910,000           3,374,208
 03-07-18                            5.000              1,700,000           3,162,316
 03-07-19                            4.500              2,240,000           4,015,542
 03-07-25                            5.000                660,000           1,214,145
 12-07-27                            4.250              1,750,000           2,932,966
 03-07-36                            4.250              1,400,000           2,285,810
 12-07-38                            4.750              1,690,000           2,980,114
 12-07-49                            4.250              1,185,000           1,931,547
                                                                      ---------------
Total                                                                      24,523,588
-------------------------------------------------------------------------------------

UNITED STATES (33.3%)
Ally Financial, Inc.
 09-15-20                            7.500               $480,000(d)          518,400
Amkor Technology, Inc.
 Senior Unsecured
 05-01-18                            7.375                237,000(d,k)        246,480
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                            5.950                435,000             475,738
Anheuser-Busch InBev Worldwide, Inc.
 01-15-14                            7.200                710,000(d)          832,310
 11-15-14                            5.375              2,620,000(d)        2,959,900
Ashland, Inc.
 06-01-17                            9.125                180,000             207,450
Associated Materials LLC
 Senior Secured
 11-01-17                            9.125                 90,000(d)           94,725
AT&T, Inc.
 Senior Unsecured
 02-15-39                            6.550              2,570,000           2,927,489
Ball Corp.
 09-01-19                            7.375                 35,000              39,025
 09-15-20                            6.750                234,000             257,985
Bank of America Corp.
 (GBP) Senior Unsecured
 02-02-11                            0.835                950,000(i)        1,519,053
Bank of America Corp.
 Senior Unsecured
 05-01-18                            5.650              2,190,000           2,306,879


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
BellSouth Corp.
 Senior Unsecured
 10-15-11                            6.000%              $785,000            $825,572
Berry Petroleum Co.
 Senior Unsecured
 11-01-20                            6.750                 50,000(g)           51,500
Brocade Communications Systems, Inc.
 Senior Secured
 01-15-18                            6.625                 76,000              80,940
 01-15-20                            6.875                 67,000(k)           72,025
Burlington Northern Santa Fe LLC
 Senior Unsecured
 05-01-40                            5.750                730,000             774,201
Cardtronics, Inc.
 09-01-18                            8.250                190,000             201,400
CC Holdings GS V LLC/Crown Castle GS III Corp.
 Senior Secured
 05-01-17                            7.750                820,000(d)          920,450
CCO Holdings LLC/Capital Corp.
 04-30-18                            7.875                136,000(d)          144,500
Celanese U.S. Holdings LLC
 10-15-18                            6.625                232,000(d)          244,180
CenterPoint Energy Houston Electric LLC
 03-01-14                            7.000                605,000             714,664
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                            7.750              1,270,000           1,295,693
CF Industries, Inc.
 05-01-18                            6.875                 65,000              73,938
 05-01-20                            7.125                 65,000              75,563
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                            8.000                140,000(d)          148,925
Chesapeake Energy Corp.
 08-15-20                            6.625                560,000             593,599
CIT Group, Inc.
 Senior Secured
 05-01-16                            7.000                535,000             532,994
CitiFinancial Auto Issuance Trust
 Series 2009-1 Class A2
 11-15-12                            1.830              3,463,227(d)        3,477,835
Citigroup Commercial Mortgage Trust
 Series 2006-C5 Class A4
 10-15-49                            5.431              1,700,000(f)        1,822,872
Citigroup, Inc.
 (EUR) Senior Unsecured
 08-02-19                            5.000                595,000             848,923
Citigroup, Inc.
 Senior Unsecured
 08-09-20                            5.375                755,000             794,614
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                            6.800              3,170,000           3,769,266
Comcast Corp.
 07-01-39                            6.550                865,000             968,540
Commercial Mortgage Pass-Through Certificates
 Series 2006-CN2A Class BFL
 02-05-19                            0.567                400,000(d,f,i)      355,632
Cott Beverages, Inc.
 09-01-18                            8.125                 34,000              36,805
Credit Suisse First Boston Mortgage Securities Corp.
 Series 2004-C2 Class A1
 05-15-36                            3.819                446,156(f)          464,637
Cricket Communications, Inc.
 Senior Secured
 05-15-16                            7.750                317,000             341,568
CSC Holdings LLC
 Senior Unsecured
 02-15-19                            8.625                100,000             115,625
CVS Caremark Corp.
 Senior Unsecured
 09-15-39                            6.125                305,000             328,682
Del Monte Corp.
 10-15-19                            7.500                370,000             406,075
Denbury Resources, Inc.
 04-01-13                            7.500                170,000             172,338
 03-01-16                            9.750                310,000             351,075
DIRECTV Holdings LLC/Financing Co., Inc.
 02-15-16                            3.125              1,465,000           1,500,371
DISH DBS Corp.
 10-01-14                            6.625                440,000             465,850
 02-01-16                            7.125                290,000             307,400


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Dominion Resources, Inc.
 Senior Unsecured
 08-01-33                            5.250%            $1,460,000          $1,670,006
Dr Pepper Snapple Group, Inc.
 12-21-11                            1.700              1,310,000           1,321,160
DTE Energy Co.
 Senior Unsecured
 06-01-11                            7.050                115,000             119,142
 05-15-14                            7.625              1,540,000           1,831,057
Duke Energy Corp.
 Senior Unsecured
 02-01-14                            6.300                450,000             515,795
Duke Energy Indiana, Inc.
 1st Mortgage
 08-15-38                            6.350                940,000           1,113,623
Dunkin Securitization
 Series 2006-1 Class A2 (AMBAC)
 06-20-31                            5.779              1,600,000(d,m)      1,622,544
El Paso Corp.
 Senior Unsecured
 09-15-20                            6.500                405,000(d)          421,200
Embarq Corp.
 Senior Unsecured
 06-01-36                            7.995                920,000           1,005,204
Energy Transfer Equity LP
 10-15-20                            7.500                285,000(k)          310,650
Entravision Communications Corp.
 Senior Secured
 08-01-17                            8.750                300,000(d)          319,500
ERAC USA Finance LLC
 10-15-37                            7.000                905,000(d)        1,001,847
Esterline Technologies Corp.
 08-01-20                            7.000                 15,000(d)           15,938
Federal Home Loan Mortgage Corp. #A11799
 08-01-33                            6.500                130,955(f)          147,398
Federal Home Loan Mortgage Corp. #A15881
 11-01-33                            5.000                905,051(f)          975,087
Federal Home Loan Mortgage Corp. #E91486
 09-01-17                            6.500                 89,086(f)           98,077
Federal Home Loan Mortgage Corp. #E99684
 10-01-18                            5.000                346,789(f)          375,155
Federal Home Loan Mortgage Corp. #G01960
 12-01-35                            5.000              1,983,697(f)        2,117,376
Federal National Mortgage Association
 10-15-14                            4.625              1,565,000           1,784,123
Federal National Mortgage Association #545874
 08-01-32                            6.500                129,018(f)          147,245
Federal National Mortgage Association #555528
 04-01-33                            6.000                552,513(f)          613,943
Federal National Mortgage Association #555734
 07-01-23                            5.000                564,651(f)          602,925
Federal National Mortgage Association #555740
 08-01-18                            4.500                721,125(f)          770,392
Federal National Mortgage Association #555851
 01-01-33                            6.500                651,783(f)          736,675
Federal National Mortgage Association #575487
 04-01-17                            6.500                244,469(f)          266,505
Federal National Mortgage Association #621581
 12-01-31                            6.500                176,739(f)          199,937
Federal National Mortgage Association #633966
 03-01-17                            6.000                 59,467(f)           64,711
Federal National Mortgage Association #634749
 03-01-17                            5.500                347,427(f)          381,505
Federal National Mortgage Association #640996
 05-01-32                            7.500                239,053(f)          275,362
Federal National Mortgage Association #643381
 06-01-17                            6.000                133,307(f)          145,063
Federal National Mortgage Association #645053
 05-01-32                            7.000                422,284(f)          483,717
Federal National Mortgage Association #646147
 06-01-32                            7.000                248,467(f)          284,793
Federal National Mortgage Association #652284
 08-01-32                            6.500                200,588(f)          226,463
Federal National Mortgage Association #653145
 07-01-17                            6.000                116,919(f)          127,032
Federal National Mortgage Association #653730
 09-01-32                            6.500                139,381(f)          158,979
Federal National Mortgage Association #655589
 08-01-32                            6.500                939,844(f)        1,062,734
Federal National Mortgage Association #666424
 08-01-32                            6.500                150,598(f)          170,024
Federal National Mortgage Association #670461
 11-01-32                            7.500                140,242(f)          161,542
Federal National Mortgage Association #677333
 01-01-33                            6.000              2,664,233(f)        2,960,452


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal National Mortgage Association #688034
 03-01-33                            5.500%              $297,965(f)         $326,120
Federal National Mortgage Association #688691
 03-01-33                            5.500                393,751(f)          426,886
Federal National Mortgage Association #711503
 06-01-33                            5.500                647,340(f)          705,595
Federal National Mortgage Association #720576
 06-01-33                            5.000              1,525,618(f)        1,633,909
Federal National Mortgage Association #735029
 09-01-13                            5.322                599,837(f)          649,397
Federal National Mortgage Association #741850
 09-01-33                            5.500              1,284,380(f)        1,392,463
Federal National Mortgage Association #753507
 12-01-18                            5.000              1,202,141(f)        1,291,191
Federal National Mortgage Association #755498
 11-01-18                            5.500                528,518(f)          576,255
Federal National Mortgage Association #756788
 11-01-33                            6.500                209,545(f)          236,369
Federal National Mortgage Association #928019
 01-01-37                            5.500              1,282,397(f,o)      1,400,733
Florida Power Corp.
 1st Mortgage
 06-15-38                            6.400                210,000             251,004
 04-01-40                            5.650                600,000             654,927
Forest Oil Corp.
 02-15-14                            8.500                210,000             232,575
Frontier Communications Corp.
 Senior Unsecured
 04-15-15                            7.875                 78,000              87,360
 04-15-17                            8.250                194,000             221,160
 04-15-20                            8.500                158,000             182,490
General Electric Capital Assurance Co.
 Series 2003-1 Class A4
 05-12-35                            5.254                370,459(d,f)        399,491
General Electric Capital Corp.
 (GBP) Senior Unsecured
 05-17-12                            6.125                474,000             803,619
General Electric Capital Corp.
 Senior Unsecured
 09-16-20                            4.375              2,320,000           2,340,216
 01-10-39                            6.875                290,000             333,435
Georgia-Pacific LLC
 05-01-16                            8.250                230,000(d)          263,925
 11-01-20                            5.400                260,000(d,g)        262,600
Government National Mortgage Association #604708
 10-15-33                            5.500                647,584(f)          706,268
Government National Mortgage Association
 CMO I.O. Series 2002-80 Class CI
 01-20-32                            0.000                 57,692(f,l)            494
Graphic Packaging International, Inc.
 10-01-18                            7.875                 38,000              40,090
Greenwich Capital Commercial Funding Corp.
 Series 2003-C1 Class A3
 07-05-35                            3.858                725,000(f)          743,691
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A5
 06-10-36                            4.883                500,000(f)          507,396
Greenwich Capital Commercial Funding Corp.
 Series 2007-GG9 Class A4
 03-10-39                            5.444              2,100,000(f)        2,244,829
Greif, Inc.
 Senior Unsecured
 02-01-17                            6.750                195,000             203,288
GS Mortgage Securities Corp. II
 Series 2007-EOP Class J
 03-06-20                            1.107              1,250,000(d,f,i)    1,066,555
GS Mortgage Securities Corp. II
 Series 2007-GG10 Class F
 08-10-45                            5.808                775,000(f)          100,841
GTP Towers Issuer LLC
 02-15-15                            4.436                450,000(d)          488,929
Harborview Mortgage Loan Trust
 CMO Series 2004-1 Class 4A
 04-19-34                            4.757              1,270,077(f,i)      1,173,249
HCA, Inc.
 Senior Secured
 02-15-17                            9.875                325,000             364,812
 09-15-20                            7.250                745,000             814,843
HJ Heinz Finance Co.
 07-15-11                            6.625                500,000             520,353
Indiana Michigan Power Co.
 Senior Unsecured
 03-15-37                            6.050                 85,000              90,880


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Invista
 05-01-12                            9.250%              $103,000(d)         $104,674
Jarden Corp.
 05-01-16                            8.000                300,000             331,125
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-LN1 Class A1
 10-15-37                            4.134                154,230(f)          160,693
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A1
 03-12-39                            3.972                111,363(f)          114,623
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A2
 03-12-39                            4.767              1,200,000(f)        1,277,702
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2005-LDP3 Class ASB
 08-15-42                            4.893              1,109,074(f)        1,170,972
JPMorgan Chase & Co.
 Senior Unsecured
 10-15-20                            4.250              2,155,000           2,170,720
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                           10.625                470,000             478,225
Kraft Foods, Inc.
 Senior Unsecured
 02-19-14                            6.750                145,000             169,376
 08-11-17                            6.500                609,000             731,120
 02-01-18                            6.125              2,830,000           3,333,793
Lamar Media Corp.
 04-01-14                            9.750                255,000             294,525
 04-15-18                            7.875                 73,000              77,928
LB-UBS Commercial Mortgage Trust
 Series 2004-C2 Class A3
 03-15-29                            3.973                750,000(f)          765,585
LB-UBS Commercial Mortgage Trust
 Series 2006-C4 Class AAB
 06-15-32                            6.055                750,000(f)          832,515
LB-UBS Commercial Mortgage Trust
 Series 2007-C7 Class A3
 09-15-45                            5.866              1,660,000(f)        1,770,805
Lear Corp.
 03-15-18                            7.875                214,000             233,260
 03-15-20                            8.125                117,000(k)          129,285
LifePoint Hospitals, Inc.
 10-01-20                            6.625                 75,000(d)           78,938
LyondellBasell Industries
 Senior Secured
 11-01-17                            8.000                531,000(d)          582,773
Mantech International Corp.
 04-15-18                            7.250                 57,000              60,563
Mellon Funding Corp.
 (GBP)
 11-08-11                            6.375                370,000             616,572
Metropolitan Life Global Funding I
 (GBP) Senior Secured
 01-27-11                            4.625                540,000             869,263
MGM Resorts International
 Senior Secured
 11-15-17                           11.125                290,000             333,500
Midwest Generation LLC
 Pass-Through Certificates
 01-02-16                            8.560                135,366             135,705
Morgan Stanley Capital I
 Series 2004-HQ4 Class A5
 04-14-40                            4.590                750,000(f)          754,980
Morgan Stanley Capital I
 Series 2006-T23 Class AAB
 08-12-41                            5.795                575,000(f)          633,890
Morgan Stanley
 (EUR) Senior Unsecured
 10-02-17                            5.500                625,000             904,150
Morgan Stanley
 (GBP) Senior Unsecured
 04-11-11                            7.500                470,000             765,056
Morgan Stanley
 Senior Unsecured
 04-01-18                            6.625                205,000             230,262
 07-24-20                            5.500              1,180,000           1,228,024
Nalco Co.
 Senior Notes
 05-15-17                            8.250                460,000             512,325
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-3 Class AIO
 01-25-12                            5.880              2,400,000(l)          160,225


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Nevada Power Co.
 01-15-15                            5.875%            $1,000,000          $1,148,707
 05-15-18                            6.500                365,000             439,261
Nextel Communications, Inc.
 08-01-15                            7.375                445,000             446,669
Nisource Finance Corp.
 09-15-17                            5.250              2,855,000           3,114,371
 09-15-20                            5.450                970,000           1,046,822
Northern States Power Co.
 1st Mortgage
 08-28-12                            8.000                515,000             580,575
Northwest Pipeline GP
 Senior Unsecured
 04-15-17                            5.950              1,085,000           1,250,536
NRG Energy, Inc.
 02-01-16                            7.375              1,125,000           1,171,406
Oracle Corp.
 Senior Notes
 07-15-40                            5.375                 90,000(d)           94,058
Oshkosh Corp.
 03-01-17                            8.250                146,000             159,504
 03-01-20                            8.500                119,000             131,793
Pacific Gas & Electric Co.
 Senior Unsecured
 01-15-40                            5.400                425,000             441,776
PacifiCorp
 1st Mortgage
 10-15-37                            6.250                200,000             233,522
 01-15-39                            6.000                440,000             499,058
Peabody Energy Corp.
 09-15-20                            6.500                250,000             279,375
Petrohawk Energy Corp.
 08-01-14                           10.500                260,000             296,400
Phillips-Van Heusen Corp.
 Senior Unsecured
 05-15-20                            7.375                110,000             118,800
Pinafore LLC/Inc.
 Senior Secured
 10-01-18                            9.000                 30,000(d)           32,100
Potomac Electric Power Co.
 1st Mortgage
 04-15-14                            4.650                280,000             306,555
PPL Electric Utilities Corp.
 1st Mortgage
 11-30-13                            7.125              2,850,000           3,346,375
Progress Energy, Inc.
 Senior Unsecured
 03-01-11                            7.100                325,000             331,751
 03-15-14                            6.050                875,000             996,791
QEP Resources, Inc.
 Senior Unsecured
 03-01-21                            6.875                170,000             184,875
Quicksilver Resources, Inc.
 08-01-15                            8.250                245,000             248,675
QVC, Inc.
 Senior Secured
 04-15-17                            7.125                316,000(d)          336,540
 10-15-20                            7.375                316,000(d)          338,120
Qwest Communications International, Inc.
 04-01-18                            7.125                370,000(d)          393,125
Range Resources Corp.
 05-15-16                            7.500                265,000             277,588
 05-15-19                            8.000                720,000             797,399
Regal Cinemas Corp.
 07-15-19                            8.625                200,000             213,500
Regency Energy Partners LP/Finance Corp.
 06-01-16                            9.375                  5,000(k)            5,600
 12-01-18                            6.875                 75,000              78,844
Renaissance Home Equity Loan Trust
 Series 2005-4 Class A3
 02-25-36                            5.565                369,862             350,465
Reynolds Group Issuer, Inc./LLC
 Senior Secured
 10-15-16                            7.750                270,000(d)          286,200
 04-15-19                            7.125                234,000(d)          243,945
RR Donnelley & Sons Co.
 Senior Unsecured
 01-15-17                            6.125              2,190,000           2,302,471
Santander Drive Auto Receivables Trust
 Series 2007-1 Class A4 (FGIC)
 09-15-14                            0.306                764,802(i,m)        760,039
SBA Telecommunications, Inc.
 08-15-16                            8.000                240,000             264,600
 08-15-19                            8.250                 85,000              95,625


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
SCANA Corp.
 Senior Unsecured
 05-15-11                            6.875%              $205,000            $211,464
Select Medical Corp.
 02-01-15                            7.625                242,000             245,328
Sierra Pacific Power Co.
 05-15-16                            6.000              2,935,000           3,437,590
Southern California Gas Co.
 1st Mortgage
 03-15-14                            5.500                845,000             959,964
Southern Natural Gas Co.
 Senior Unsecured
 04-01-17                            5.900              2,131,000(d)        2,337,193
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                            9.500                100,000(d)          111,000
Speedway Motorsports, Inc.
 06-01-16                            8.750                380,000             415,150
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                            8.375                150,000(k)          165,375
Tampa Electric Co.
 Senior Unsecured
 05-15-18                            6.100                620,000             728,440
TCM Sub LLC
 01-15-15                            3.550                845,000(d)          893,824
The Cleveland Electric Illuminating Co.
 1st Mortgage
 11-15-18                            8.875                750,000             992,151
The Dow Chemical Co.
 (EUR) Senior Unsecured
 05-27-11                            4.625                520,000             731,183
The Dow Chemical Co.
 Senior Unsecured
 05-15-19                            8.550                825,000           1,059,577
The Goldman Sachs Group, Inc.
 (EUR) Senior Unsecured
 05-02-18                            6.375                350,000             535,835
The Goldman Sachs Group, Inc.
 Senior Unsecured
 03-15-20                            5.375                860,000             909,944
The Hertz Corp.
 10-15-18                            7.500                155,000(d)          159,263
The Manitowoc Co., Inc.
 11-01-13                            7.125                470,000(k)          473,525
 11-01-20                            8.500                 90,000              93,938
The Toledo Edison Co.
 Senior Secured
 05-15-37                            6.150                450,000             475,796
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 04-15-16                            6.400              3,590,000           4,268,547
tw telecom holdings, inc.
 03-01-18                            8.000                216,000             233,280
U.S. Treasury
 10-31-11                            1.000                670,000(k)          674,999
 07-15-12                            1.500              2,130,000(k)        2,174,097
 09-30-15                            1.250              1,293,000(k)        1,299,062
 07-31-17                            2.375                715,000(k)          739,578
 08-15-20                            2.625              1,525,000(k)        1,526,430
 08-15-23                            6.250              4,400,000           5,882,251
 05-15-40                            4.375              4,989,000           5,314,083
United States Cellular Corp.
 Senior Unsecured
 12-15-33                            6.700                165,000             166,985
United States Steel Corp.
 Senior Unsecured
 02-01-18                            7.000                 63,000              64,418
 04-01-20                            7.375                173,000             179,920
Valeant Pharmaceuticals International
 10-01-20                            7.000                465,000(d)          488,250
Valmont Industries, Inc.
 04-20-20                            6.625                522,000             544,752
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                            6.875              2,380,000           2,567,060
 04-01-32                            7.375              1,255,000           1,437,033
Wachovia Bank Commercial Mortgage Trust
 Series 2005-C20 Class A5
 07-15-42                            5.087                800,000(f)          818,824
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C24 Class APB
 03-15-45                            5.576                500,000(f)          537,680
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C27 Class APB
 07-15-45                            5.727                650,000(f)          693,204


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Wells Fargo & Co.
 (EUR) Senior Unsecured
 11-03-16                            4.125%               330,000            $476,366
Wells Fargo & Co.
 (GBP) Senior Unsecured
 11-30-10                            4.750              1,300,000           2,087,618
Windstream Corp.
 08-01-16                            8.625               $144,000             153,000
 03-15-19                            7.000                 40,000              40,450
Wyndham Worldwide Corp.
 Senior Unsecured
 02-01-18                            5.750                107,000             111,187
XM Satellite Radio, Inc.
 Senior Unsecured
 11-01-18                            7.625                237,000(d)          242,333
                                                                      ---------------
Total                                                                     179,321,720
-------------------------------------------------------------------------------------

URUGUAY (0.2%)
Uruguay Government International Bond
 11-18-22                            8.000                450,000             605,250
Uruguay Government International Bond
 Senior Unsecured
 03-21-36                            7.625                275,000             364,375
                                                                      ---------------
Total                                                                         969,625
-------------------------------------------------------------------------------------

VENEZUELA (0.4%)
Petroleos de Venezuela SA
 04-12-17                            5.250              1,190,000             702,100
Venezuela Government International Bond
 02-26-16                            5.750                620,000             441,750
Venezuela Government International Bond
 Senior Unsecured
 10-08-14                            8.500                160,000             134,800
 05-07-23                            9.000                931,000             623,863
                                                                      ---------------
Total                                                                       1,902,513
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $455,517,284)                                                     $501,696,461
-------------------------------------------------------------------------------------



SENIOR LOANS (0.1%)(p)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
UNITED STATES
Fairpoint Communications, Inc.
 Tranche B Term Loan
 03-31-15                            1.750%              $558,658(b,n)       $362,837
Goodman Global, Inc.
 1st Lien Term Loan
 TBD                                   TBD                 35,000(g,h)         35,433
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $353,820)                                                             $398,270
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.0%)
                                                       SHARES                VALUE(a)
MONEY MARKET FUND
Columbia Short-Term Cash Fund, 0.241%                10,951,314(q)        $10,951,314
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $10,951,314)                                                       $10,951,314
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (0.6%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(r)
Societe Generale
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $3,005,095                          0.230%          $3,005,038            $3,005,038
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $3,005,038)                                                         $3,005,038
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $469,827,456)(s)                                                  $516,051,083
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2010



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Euro-Bobl, 5-year                 9         $1,498,097    Dec. 2010         $(11,599)
Euro-Bund, 10-year              (25)        (4,494,944)   Dec. 2010           41,628
Japanese Government
  Bond, 10-year                   4          7,118,181    Dec. 2010           86,414
U.S. Long Bond, 20-year          25          3,273,437    Dec. 2010          (28,163)
U.S. Treasury Note, 5-
  year                         (137)       (16,656,204)   Jan. 2011         (236,542)
U.S. Treasury Note, 10-
  year                         (105)       (13,259,531)   Dec. 2010         (177,650)
U.S. Treasury Ultra
  Bond, 30-year                 (23)        (3,101,406)   Dec. 2010          178,575
------------------------------------------------------------------------------------
Total                                                                      $(147,337)
------------------------------------------------------------------------------------




FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                                        CURRENCY TO   CURRENCY TO    UNREALIZED    UNREALIZED
COUNTERPARTY            EXCHANGE DATE  BE DELIVERED   BE RECEIVED   APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------
UBS Securities           Nov. 5, 2010    2,290,987       3,935,000       $23,621           $--
                                              (USD)           (BRL)
J.P. Morgan              Nov. 8, 2010   17,984,780   1,506,585,000       738,179            --
  Securities, Inc.
                                              (USD)           (JPY)
HSBC Securities (USA),  Nov. 12, 2010      280,000         446,251            --        (2,341)
  Inc.
                                              (GBP)           (USD)
Barclays Bank PLC       Nov. 15, 2010    2,188,000       2,486,420            --       (46,434)
                                              (GBP)           (EUR)
HSBC Securities (USA),  Nov. 22, 2010    6,150,000       4,721,598            --       (30,494)
  Inc.
                                              (SGD)           (USD)
J.P. Morgan             Nov. 23, 2010    2,497,795      31,150,000        21,365            --
  Securities, Inc.
                                              (USD)           (MXN)
UBS Securities          Nov. 29, 2010    3,377,000       2,513,501            --       (55,522)
                                              (NZD)           (USD)
HSBC Securities (USA),   Dec. 2, 2010    4,877,128       5,038,000        58,831            --
  Inc.
                                              (USD)           (CAD)
State Street Bank &      Dec. 6, 2010    4,358,000       6,056,683            --        (4,569)
  Trust Company
                                              (EUR)           (USD)
State Street Bank &      Dec. 6, 2010    3,836,000       5,392,687        57,450            --
  Trust Company
                                              (EUR)           (USD)
HSBC Securities (USA),   Dec. 6, 2010    5,125,446     229,620,000        19,072            --
  Inc.
                                              (USD)           (INR)
HSBC Securities (USA),   Dec. 7, 2010    5,260,000       5,072,113            --       (58,769)
  Inc.
                                              (AUD)           (USD)
----------------------------------------------------------------------------------------------
Total                                                                   $918,518     $(198,129)
----------------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS



     AUD   -- Australian Dollar
     BRL   -- Brazilian Real
     CAD   -- Canadian Dollar
     CMO   -- Collateralized Mortgage Obligation
     CZK   -- Czech Koruna
     DKK   -- Danish Krone
     EUR   -- European Monetary Unit
     GBP   -- British Pound Sterling
     IDR   -- Indonesian Rupiah
     INR   -- Indian Rupee
     I.O.  -- Interest Only
     JPY   -- Japanese Yen
     MXN   -- Mexican Peso
     NOK   -- Norwegian Krone
     NZD   -- New Zealand Dollar
     PLN   -- Polish Zloty
     SEK   -- Swedish Krona
     SGD   -- Singapore Dollar
     ZAR   -- South African Rand


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $44,608,374 or 8.30% of net assets.

(e) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Oct. 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,708,205. See Note 2 to the financial statements.

(h) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2010.

(j) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2010.

(m) The following abbreviations are used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company


(n)  This position is in bankruptcy.

(o) At Oct. 31, 2010, investments in securities included securities valued at $497,820 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
32  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(r) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     SOCIETE GENERALE (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Government National Mortgage Association          $3,065,138
     ------------------------------------------------------------
     Total market value of collateral securities       $3,065,138
     ------------------------------------------------------------


(s) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $474,975,951 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $44,332,818
     Unrealized depreciation                          (3,257,686)
     -----------------------------------------------------------
     Net unrealized appreciation                     $41,075,132
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

--------------------------------------------------------------------------------
34  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                               Fair value at Oct. 31, 2010
                            ----------------------------------------------------------------
                                 Level 1           Level 2
                              quoted prices         other          Level 3
                                in active        significant     significant
                               markets for       observable     unobservable
DESCRIPTION(a)              identical assets      inputs(b)        inputs           Total
--------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                           $--      $280,736,759             --     $280,736,759
  U.S. Government
    Obligations &
    Agencies                    17,610,500         1,784,123             --       19,394,623
  Asset-Backed
    Securities                          --         6,860,037      1,798,579        8,658,616
  Commercial Mortgage-
    Backed Securities                   --        17,886,814             --       17,886,814
  Residential Mortgage-
    Backed Securities                   --        23,422,624             --       23,422,624
  Corporate Debt
    Securities                          --       150,403,661      1,193,364      151,597,025
--------------------------------------------------------------------------------------------
Total Bonds                     17,610,500       481,094,018      2,991,943      501,696,461
--------------------------------------------------------------------------------------------
Other
  Senior Loans                          --           398,270             --          398,270
  Affiliated Money
    Market Fund(c)              10,951,314                --             --       10,951,314
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                --         3,005,038             --        3,005,038
--------------------------------------------------------------------------------------------
Total Other                     10,951,314         3,403,308             --       14,354,622
--------------------------------------------------------------------------------------------
Investments in
  Securities                    28,561,814       484,497,326      2,991,943      516,051,083
Derivatives(d)
  Assets
    Futures Contracts              306,617                --             --          306,617
    Forward Foreign
     Currency Exchange
     Contracts                          --           918,518             --          918,518
  Liabilities
    Futures Contracts             (453,954)               --             --         (453,954)
    Forward Foreign
     Currency Exchange
     Contracts                          --          (198,129)            --         (198,129)
--------------------------------------------------------------------------------------------
Total                          $28,414,477      $485,217,715     $2,991,943     $516,624,135
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                          ASSET-       CORPORATE
                                          BACKED         DEBT
                                        SECURITIES    SECURITIES       TOTAL
------------------------------------------------------------------------------
Balance as of Oct. 31, 2009             $2,060,678           $--    $2,060,678
  Accrued discounts/premiums                   403        27,576        27,979
  Realized gain (loss)                      13,557            --        13,557
  Change in unrealized appreciation
    (depreciation)*                       (115,940)      118,392         2,452
  Sales                                   (611,479)           --      (611,479)
  Purchases                                451,360     1,047,396     1,498,756
  Transfers into Level 3                        --            --            --
  Transfers out of Level 3                      --            --            --
------------------------------------------------------------------------------
Balance as of Oct. 31, 2010             $1,798,579    $1,193,364    $2,991,943
------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $2,452, which is comprised of Asset-Backed Securities of $(115,940) and Corporate Debt Securities of $118,392.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
36  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND
LIABILI-
TIE-
S ------------------------------------------------------------------------------
-
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $455,871,104)             $502,094,731
  Affiliated money market fund (identified cost $10,951,314)         10,951,314
  Investments of cash collateral received for securities on loan
    (identified cost $3,005,038)                                      3,005,038
-------------------------------------------------------------------------------
Total investments in securities (identified cost $469,827,456)      516,051,083
Foreign currency holdings (identified cost $15,464,984)              16,473,441
Receivable from Investment Manager                                        1,155
Capital shares receivable                                             3,606,385
Dividends and accrued interest receivable                             6,329,571
Receivable for investment securities sold                             8,704,537
Unrealized appreciation on forward foreign currency exchange
  contracts                                                             918,518
-------------------------------------------------------------------------------
Total assets                                                        552,084,690
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                         135,252
Capital shares payable                                                  751,804
Payable for investment securities purchased                          10,229,040
Payable upon return of securities loaned                              3,005,038
Variation margin payable on futures contracts                           120,748
Unrealized depreciation on forward foreign currency exchange
  contracts                                                             198,129
Accrued investment management services fees                              10,303
Accrued distribution fees                                                 2,842
Accrued transfer agency fees                                              9,410
Accrued administrative services fees                                      1,164
Accrued plan administration services fees                                     3
Other accrued expenses                                                  141,609
-------------------------------------------------------------------------------
Total liabilities                                                    14,605,342
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $537,479,348
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    719,074
Additional paid-in capital                                          496,267,496
Undistributed net investment income                                   5,782,355
Accumulated net realized gain (loss)                                (13,304,257)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         48,014,680
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $537,479,348
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  8,771,604
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  37

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------- OCT. 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $246,929,356           33,048,004                       $7.47(1)
Class B          $ 18,512,676            2,460,622                       $7.52
Class C          $  6,162,276              827,014                       $7.45
Class I          $195,612,882           26,157,651                       $7.48
Class R          $      5,341                  716                       $7.46
Class R4         $    407,251               54,466                       $7.48
Class W          $ 69,842,043            9,357,911                       $7.46
Class Z          $      7,523                1,006                       $7.48
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.84. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Interest                                                           $22,761,691
Income distributions from affiliated money market fund                  20,786
Income from securities lending -- net                                   15,219
Foreign taxes withheld                                                 (73,968)
------------------------------------------------------------------------------
Total income                                                        22,723,728
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  3,543,599
Distribution fees
  Class A                                                              613,780
  Class B                                                              256,387
  Class C                                                               61,070
  Class R                                                                   16
  Class R3                                                                   5
  Class W                                                              136,877
Transfer agency fees
  Class A                                                              564,981
  Class B                                                               63,609
  Class C                                                               14,350
  Class R                                                                    3
  Class R3                                                                   2
  Class R4                                                                 168
  Class R5                                                                   2
  Class W                                                              107,035
  Class Z                                                                    1
Administrative services fees                                           400,481
Plan administration services fees
  Class R                                                                    6
  Class R3                                                                   5
  Class R4                                                                 730
Compensation of board members                                           14,762
Custodian fees                                                          74,385
Printing and postage                                                    86,000
Registration fees                                                      105,300
Professional fees                                                       43,836
Other                                                                   50,526
------------------------------------------------------------------------------
Total expenses                                                       6,137,916
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (347,134)
------------------------------------------------------------------------------
Total net expenses                                                   5,790,782
------------------------------------------------------------------------------
Investment income (loss) -- net                                     16,932,946

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  39

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $ 3,955,678
  Foreign currency transactions                                      1,765,452
  Futures contracts                                                   (436,414)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              5,284,716
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                15,264,873
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               20,549,589
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $37,482,535
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                        2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 16,932,946  $  14,084,975
Net realized gain (loss) on investments                               5,284,716     (6,929,498)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 15,264,873     96,312,630
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      37,482,535    103,468,107
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (5,782,358)   (14,451,166)
    Class B                                                            (373,924)    (2,363,547)
    Class C                                                            (100,533)      (247,912)
    Class I                                                          (4,785,145)   (12,198,283)
    Class R                                                                 (60)           N/A
    Class R3                                                                (25)           N/A
    Class R4                                                             (6,931)        (7,374)
    Class R5                                                                (32)           N/A
    Class W                                                          (1,333,863)    (5,231,186)
----------------------------------------------------------------------------------------------
Total distributions                                                 (12,382,871)   (34,499,468)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  41

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED OCT. 31,                                                        2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 36,915,658  $  34,656,103
  Class B shares                                                      3,786,502      4,760,950
  Class C shares                                                      2,784,327      1,892,530
  Class I shares                                                     46,339,721     44,757,560
  Class R shares                                                          5,000            N/A
  Class R3 shares                                                         5,000            N/A
  Class R4 shares                                                       253,675         42,421
  Class R5 shares                                                         5,000            N/A
  Class W shares                                                     42,249,228     47,318,890
  Class Z shares                                                          7,503            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                      5,281,045     13,585,257
  Class B shares                                                        350,444      2,243,075
  Class C shares                                                         93,758        228,357
  Class I shares                                                      4,784,860     12,197,728
  Class R4 shares                                                         6,931          7,374
  Class W shares                                                      1,333,742      5,230,912
Conversions from Class B to Class A
  Class A shares                                                      7,184,278      6,603,705
  Class B shares                                                     (7,184,278)    (6,603,705)
Payments for redemptions
  Class A shares                                                    (67,135,882)   (83,721,233)
  Class B shares                                                     (9,329,593)   (17,508,600)
  Class C shares                                                     (2,542,770)    (1,461,886)
  Class I shares                                                    (34,389,475)  (115,655,803)
  Class R3 shares                                                        (5,000)           N/A
  Class R4 shares                                                       (46,250)       (18,796)
  Class R5 shares                                                        (5,000)           N/A
  Class W shares                                                    (36,839,123)  (135,568,998)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (6,090,699)  (187,014,159)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              19,008,965   (118,045,520)
Net assets at beginning of year                                     518,470,383    636,515,903
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $537,479,348  $ 518,470,383
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $  5,782,355  $  (1,411,247)
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                   YEAR ENDED OCT. 31,
CLASS A                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.10       $6.16       $6.89      $6.60      $6.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .23         .17         .22        .20        .19
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .35        .14
------------------------------------------------------------------------------------------------------
Total from investment operations                     .54        1.32        (.51)       .55        .33
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)       (.38)       (.22)      (.26)      (.32)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.47       $7.10       $6.16      $6.89      $6.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.70%      22.12%      (7.66%)     8.63%      5.17%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.34%       1.36%       1.32%      1.37%      1.39%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.25%       1.25%       1.25%      1.25%      1.25%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.31%       2.72%       3.26%      3.08%      2.77%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $247        $253        $249       $259       $276
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                   YEAR ENDED OCT. 31,
CLASS B                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.14       $6.23       $6.96      $6.67      $6.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .18         .13         .17        .15        .13
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .35        .16
------------------------------------------------------------------------------------------------------
Total from investment operations                     .49        1.28        (.56)       .50        .29
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.11)       (.37)       (.17)      (.21)      (.21)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.52       $7.14       $6.23      $6.96      $6.67
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.89%      21.14%      (8.28%)     7.68%      4.45%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              2.10%       2.13%       2.09%      2.13%      2.16%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           2.02%       2.01%       2.01%      2.01%      2.02%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.58%       2.00%       2.49%      2.30%      1.98%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $19         $30         $42        $47        $63
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



                                                                   YEAR ENDED OCT. 31,
CLASS C                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.08       $6.18       $6.91      $6.62      $6.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .18         .13         .17        .15        .14
Net gains (losses) (both realized and
 unrealized)                                         .31        1.14        (.73)       .35        .13
------------------------------------------------------------------------------------------------------
Total from investment operations                     .49        1.27        (.56)       .50        .27
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.12)       (.37)       (.17)      (.21)      (.22)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.45       $7.08       $6.18      $6.91      $6.62
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.95%      21.15%      (8.27%)     7.75%      4.25%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              2.10%       2.12%       2.08%      2.13%      2.16%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           2.01%       2.01%       2.01%      2.01%      2.02%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.58%       1.94%       2.51%      2.32%      2.00%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $6          $6          $4         $3         $3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
44  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                   YEAR ENDED OCT. 31,
CLASS I                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.11       $6.14       $6.87      $6.59      $6.61
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .26         .20         .25        .23        .21
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .34        .14
------------------------------------------------------------------------------------------------------
Total from investment operations                     .57        1.35        (.48)       .57        .35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)       (.38)       (.25)      (.29)      (.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.48       $7.11       $6.14      $6.87      $6.59
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.16%      22.83%      (7.30%)     8.91%      5.52%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .86%        .86%        .85%       .87%       .88%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .82%        .82%        .82%       .87%       .88%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.70%       3.16%       3.68%      3.47%      3.18%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $196        $170        $206       $157       $145
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



CLASS R*                                              YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(c)
Net asset value, beginning of period                     $6.98
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .16
Net gains (losses) (both realized and
 unrealized)                                               .40
-------------------------------------------------------------------
Total from investment operations                           .56
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.08)
-------------------------------------------------------------------
Net asset value, end of period                           $7.46
-------------------------------------------------------------------
TOTAL RETURN                                             8.15%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                    1.66%(d)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                                 1.59%(d)
-------------------------------------------------------------------
Net investment income (loss)                             3.58%(d)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    62%
-------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                   YEAR ENDED OCT. 31,
CLASS R4                                           ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.11       $6.16       $6.89      $6.60      $6.61
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .24         .18         .25        .22        .20
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.72)       .35        .13
------------------------------------------------------------------------------------------------------
Total from investment operations                     .55        1.33        (.47)       .57        .33
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.18)       (.38)       (.26)      (.28)      (.34)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.48       $7.11       $6.16      $6.89      $6.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.85%      22.42%      (7.19%)     8.84%      5.29%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.18%       1.16%       1.14%      1.17%      1.20%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.12%       1.06%        .87%      1.08%      1.08%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.35%       2.86%       3.64%      3.27%      2.95%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--         $--        $--        $--
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



                                                               YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------
PER SHARE DATA                                      2010       2009        2008       2007(e)
Net asset value, beginning of period               $7.09       $6.15       $6.88       $6.79
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .22         .17         .22         .20
Net gains (losses) (both realized and
 unrealized)                                         .31        1.14        (.73)        .17
---------------------------------------------------------------------------------------------
Total from investment operations                     .53        1.31        (.51)        .37
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.16)       (.37)       (.22)       (.28)
---------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.46       $7.09       $6.15       $6.88
---------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.66%      22.04%      (7.62%)      5.71%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.31%       1.30%       1.30%       1.35%(d)
---------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.27%       1.27%       1.27%       1.26%(d)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       3.15%       2.70%       3.27%       3.34%(d)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $70         $60        $135         $54
---------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%         77%
---------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
46  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS Z                                               YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(f)
Net asset value, beginning of period                     $7.33
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .01
Net gains (losses) (both realized and
 unrealized)                                               .14
-------------------------------------------------------------------
Total from investment operations                           .15
-------------------------------------------------------------------
Net asset value, end of period                           $7.48
-------------------------------------------------------------------
TOTAL RETURN                                             2.05%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                    1.13%(d)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                                  .95%(d)
-------------------------------------------------------------------
Net investment income (loss)                             2.31%(d)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    62%
-------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) For the period from March 15, 2010 (when shares became available) to Oct. 31, 2010.
(d) Annualized.
(e) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.
(f) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund) (the
Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
48  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R shares. At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 36% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

(such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily European monetary units and Japanese Yen.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's

--------------------------------------------------------------------------------
50  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2010, the Fund has outstanding when-issued securities of $1,673,555 and other forward-commitments of $34,650.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the

--------------------------------------------------------------------------------
52  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio and to gain exposure to currencies where either the underlying bond market is unattractive or where foreign investors cannot easily invest in local fixed income securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

FUTURES CONTRACTS
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to produce incremental earnings, to manage the duration and yield curve exposure of the Fund vs. the benchmark (interest rate futures), to manage exposure to movements in interest rates (interest rate futures), to manage the duration and yield curve exposure of the Fund vs. the benchmark (U.S. Treasury Note futures) and to implement cross market strategies efficiently (i.e., a sale of U.S. 10 yr futures versus a purchase of German 10 yr futures to position for expected changes in the spread between U.S. and German yields). Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts             $918,518   contracts             $198,129
-------------------------------------------------------------------------------------------
                                                      Net assets --
                                                      unrealized
Interest rate                                         depreciation on
  contracts          N/A                        N/A   investments            147,337*
-------------------------------------------------------------------------------------------
Total                                      $918,518                         $345,466
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2010


         AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------
                              FORWARD FOREIGN CURRENCY   FUTURES
RISK EXPOSURE CATEGORY           EXCHANGE CONTRACTS     CONTRACTS     TOTAL
-----------------------------------------------------------------------------------
Foreign exchange contracts           $2,539,065         $      --  $2,539,065
-----------------------------------------------------------------------------------
Interest rate contracts                      --          (436,414) $ (436,414)
-----------------------------------------------------------------------------------
Total                                $2,539,065         $(436,414) $2,102,651
-----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
54  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                      INCOME
----------------------------------------------------------------------------------
                               FORWARD FOREIGN CURRENCY   FUTURES
RISK EXPOSURE CATEGORY            EXCHANGE CONTRACTS     CONTRACTS    TOTAL
----------------------------------------------------------------------------------
Foreign exchange contracts             $445,405           $     --  $445,405
----------------------------------------------------------------------------------
Interest rate contracts                      --            (98,865) $(98,865)
----------------------------------------------------------------------------------
Total                                  $445,405           $(98,865) $346,540
----------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $60.4 million at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $46.2 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

FUTURES CONTRACTS
The gross notional amount of long and short contracts outstanding was approximately $11.9 million and $37.5 million, respectively, at Oct. 31, 2010. The monthly average gross notional amounts for long and short contracts was $15.1 million and $15.4 million, respectively, for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2010 was 0.71% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $1,017.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to

--------------------------------------------------------------------------------
56  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.23%
Class B..............................................  0.25
Class C..............................................  0.24
Class R..............................................  0.08
Class R4.............................................  0.06
Class W..............................................  0.20
Class Z..............................................  0.13*


*    Annualized.

Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,130,000 and $83,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $214,527 for Class A, $6,190 for Class B and $2,282 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  1.25%
Class B..............................................  2.02
Class C..............................................  2.01
Class I..............................................  0.82
Class R..............................................  1.59
Class R4.............................................  1.12
Class W..............................................  1.27
Class Z..............................................  0.95


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $123,060
Class B...........................................    12,851
Class C...........................................     3,061
Class R4..........................................        21


The management fees waived/reimbursed at the Fund level were $208,141.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.25%
Class B..............................................  2.02
Class C..............................................  2.01
Class I..............................................  0.82
Class R..............................................  1.62
Class R4.............................................  1.12
Class W..............................................  1.27
Class Z..............................................  1.00


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such

--------------------------------------------------------------------------------
58  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.21%
Class B..............................................  1.96
Class C..............................................  1.96
Class I..............................................  0.76
Class R..............................................  1.46
Class R4.............................................  1.06
Class W..............................................  1.21
Class Z..............................................  0.96


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $296,998,710 and $310,324,179, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS A
Sold                                        5,227,742    5,231,964
Converted from Class B(a)                   1,004,833      969,818
Reinvested distributions                      745,196    2,146,170
Redeemed                                   (9,534,806) (13,137,526)
------------------------------------------------------------------
Net increase (decrease)                    (2,557,035)  (4,789,574)
------------------------------------------------------------------

CLASS B
Sold                                          533,314      725,964
Reinvested distributions                       49,123      349,934
Converted to Class A(a)                      (999,242)    (962,748)
Redeemed                                   (1,320,786)  (2,725,361)
------------------------------------------------------------------
Net increase (decrease)                    (1,737,591)  (2,612,211)

------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS C
Sold                                          394,093      281,159
Reinvested distributions                       13,210       35,905
Redeemed                                     (364,923)    (227,718)
------------------------------------------------------------------
Net increase (decrease)                        42,380       89,346
------------------------------------------------------------------

CLASS I
Sold                                        6,515,742    6,812,712
Reinvested distributions                      675,045    1,933,079
Redeemed                                   (4,919,521) (18,357,075)
------------------------------------------------------------------
Net increase (decrease)                     2,271,266   (9,611,284)
------------------------------------------------------------------

CLASS R(B,C)
Sold                                              716          N/A
------------------------------------------------------------------
Net increase (decrease)                           716          N/A
------------------------------------------------------------------

CLASS R3(b)
Sold                                              716          N/A
Redeemed                                         (716)         N/A
------------------------------------------------------------------
Net increase (decrease)                            --          N/A
------------------------------------------------------------------

CLASS R4
Sold                                           36,368        6,358
Reinvested distributions                          974        1,165
Redeemed                                       (6,616)      (3,012)
------------------------------------------------------------------
Net increase (decrease)                        30,726        4,511
------------------------------------------------------------------

CLASS R5(b)
Sold                                              715          N/A
Redeemed                                         (715)         N/A
------------------------------------------------------------------
Net increase (decrease)                            --          N/A
------------------------------------------------------------------

CLASS W
Sold                                        5,960,012    7,283,695
Reinvested distributions                      187,672      826,368
Redeemed                                   (5,289,790) (21,598,586)
------------------------------------------------------------------
Net increase (decrease)                       857,894  (13,488,523)
------------------------------------------------------------------

CLASS Z(d)
Sold                                            1,006          N/A
------------------------------------------------------------------
Net increase (decrease)                         1,006          N/A
------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) For the period from March 15, 2010 (when shares became available) to Oct. 31, 2010.
(c) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(d) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.


--------------------------------------------------------------------------------
60  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $8,771,604 were on loan, secured by U.S. government securities valued at $5,887,409 and by cash collateral of $3,005,038 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $15,219 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $129,611,914 and $130,927,530, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions,

--------------------------------------------------------------------------------
62  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,643,527 and accumulated net realized loss has been increased by $969,791 resulting in a net reclassification adjustment to decrease paid-in capital by $1,673,736.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
Ordinary income...........................  12,382,871  34,499,468
Long-term capital gain....................          --          --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  9,830,118
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(11,380,428)
Unrealized appreciation (depreciation)..........  $ 42,043,088


For federal income tax purposes, the Fund had a capital loss carry-over of $11,380,428 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:

  2014         2016          2017
$498,771    $2,328,738    $8,552,919


For the year ended Oct. 31, 2010, $1,991,313 of capital loss carry-over was utilized and $1,673,736 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions,

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9,

--------------------------------------------------------------------------------
64  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
66  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA GLOBAL BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Global Bond Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
68  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (0.9%)
Atlas Iron Ltd.                                        567,790(b)          $1,395,937
CSL Ltd.                                                85,928(d)           2,763,186
                                                                      ---------------
Total                                                                       4,159,123
-------------------------------------------------------------------------------------

BELGIUM (0.6%)
Ageas                                                  869,347              2,671,836
-------------------------------------------------------------------------------------

BRAZIL (2.9%)
Banco Santander Brasil SA, ADR                         318,949              4,592,865
Itau Unibanco Holding SA, ADR                          100,000              2,456,000
MRV Engenharia e Participacoes SA                      258,700              2,520,300
Multiplan Empreendimentos Imobiliarios SA              155,400              3,612,401
                                                                      ---------------
Total                                                                      13,181,566
-------------------------------------------------------------------------------------

CANADA (0.6%)
Barrick Gold Corp.                                      52,058              2,503,469
-------------------------------------------------------------------------------------

CHINA (1.3%)
AsiaInfo-Linkage, Inc.                                 167,312(b)           3,717,673
Focus Media Holding Ltd., ADR                           88,967(b)           2,201,933
                                                                      ---------------
Total                                                                       5,919,606
-------------------------------------------------------------------------------------

DENMARK (1.0%)
FLSmidth & Co. A/S                                      61,886(d)           4,572,857
-------------------------------------------------------------------------------------

FINLAND (0.7%)
Talvivaara Mining Co. PLC                              350,596(b)           3,159,702
-------------------------------------------------------------------------------------

FRANCE (3.0%)
Cie Generale des Etablissements Michelin,
 Series B                                               46,892              3,728,515
Euler Hermes SA                                         42,895(b)           4,037,341
Renault SA                                             103,610(b)           5,755,294
                                                                      ---------------
Total                                                                      13,521,150
-------------------------------------------------------------------------------------

GERMANY (2.1%)
Linde AG                                                44,018              6,335,512
MTU Aero Engines Holding AG                             49,958              3,016,586
                                                                      ---------------
Total                                                                       9,352,098
-------------------------------------------------------------------------------------

HONG KONG (4.3%)
361 Degrees International Ltd.                       2,379,000(d)           2,305,030
Champion REIT                                        3,714,770(d)           2,046,454
China High Speed Transmission Equipment Group
 Co., Ltd.                                           1,426,000              2,914,184
Great Eagle Holdings Ltd.                            1,155,377              3,458,231
Sun Hung Kai Properties Ltd.                           331,000              5,671,113
The Hongkong & Shanghai Hotels                       1,603,500(d)           2,821,796
                                                                      ---------------
Total                                                                      19,216,808
-------------------------------------------------------------------------------------

INDIA (1.5%)
State Bank of India, GDR                                49,382              6,814,716
-------------------------------------------------------------------------------------

INDONESIA (2.9%)
Bank Mandiri Tbk PT                                  4,588,500              3,594,795
Bank Rakyat Indonesia Persero Tbk PT                 2,059,000              2,627,040
PT Perusahaan Gas Negara Tbk                         7,564,500              3,428,788
Semen Gresik Persero Tbk PT                          3,115,500              3,417,112
                                                                      ---------------
Total                                                                      13,067,735
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

IRELAND (0.7%)
Accenture PLC, Class A                                  71,348             $3,189,969
-------------------------------------------------------------------------------------

ITALY (0.9%)
Prysmian SpA                                           201,423              3,903,742
-------------------------------------------------------------------------------------

JAPAN (7.5%)
Asahi Breweries Ltd.                                   309,600              6,252,019
Canon, Inc.                                             95,500              4,414,813
Hoya Corp.                                             193,600              4,527,838
Makita Corp.                                           121,900              4,287,026
Nippon Electric Glass Co., Ltd.                        287,000(d)           3,698,509
Osaka Securities Exchange Co., Ltd.                        309              1,555,176
Shin-Etsu Chemical Co., Ltd.                            41,900(d)           2,121,816
Ushio, Inc.                                            151,500(d)           2,524,686
Yamada Denki Co., Ltd.                                  65,760              4,273,951
                                                                      ---------------
Total                                                                      33,655,834
-------------------------------------------------------------------------------------

MEXICO (0.9%)
America Movil SAB de CV, Series L, ADR                  71,495              4,093,804
-------------------------------------------------------------------------------------

NETHERLANDS (2.3%)
Fugro NV-CVA                                            79,623              5,630,923
ING Groep NV-CVA                                       426,805(b)           4,554,553
                                                                      ---------------
Total                                                                      10,185,476
-------------------------------------------------------------------------------------

PANAMA (0.7%)
Copa Holdings SA, Class A                               58,793              2,982,569
-------------------------------------------------------------------------------------

POLAND (0.8%)
KGHM Polska Miedz SA                                    80,962              3,638,231
-------------------------------------------------------------------------------------

PORTUGAL (1.1%)
Galp Energia SGPS SA, Series B                         262,472              5,061,359
-------------------------------------------------------------------------------------

SINGAPORE (0.6%)
DBS Group Holdings Ltd.                                267,000              2,868,305
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.0%)
MTN Group Ltd.                                         253,973              4,573,016
-------------------------------------------------------------------------------------

SOUTH KOREA (3.1%)
Hyundai Department Store Co., Ltd.                      17,650              1,953,128
KB Financial Group, Inc.                                54,668              2,429,516
NHN Corp.                                               19,104(b)           3,387,535
Samsung Electronics Co., Ltd.                            9,249              6,124,459
                                                                      ---------------
Total                                                                      13,894,638
-------------------------------------------------------------------------------------

SWITZERLAND (6.5%)
Credit Suisse Group AG                                  86,723              3,581,884
Nestle SA                                               77,866              4,264,354
Novartis AG                                             85,190              4,938,113
Roche Holding AG                                        20,952              3,076,167
The Swatch Group AG                                     15,533              5,935,746
Tyco Electronics Ltd.                                  109,389              3,465,444
Xstrata PLC                                            193,970              3,758,867
                                                                      ---------------
Total                                                                      29,020,575
-------------------------------------------------------------------------------------

TAIWAN (0.5%)
Taiwan Semiconductor Manufacturing Co., Ltd.         1,111,000              2,278,825
-------------------------------------------------------------------------------------

UNITED KINGDOM (14.0%)
3i Group PLC                                           616,624              2,959,912
Aggreko PLC                                            125,521              3,167,478
Autonomy Corp. PLC                                      82,934(b)           1,942,659
BG Group PLC                                           233,327              4,543,981
Burberry Group PLC                                     279,752              4,567,347
Centamin Egypt Ltd.                                  1,168,217(b)           3,238,070
Chemring Group PLC                                      52,677              2,530,284
Ensco PLC, ADR                                          58,241              2,698,888
HSBC Holdings PLC                                      294,826              3,066,154
Intercontinental Hotels Group PLC                      176,450              3,412,287
Rio Tinto PLC                                          121,548              7,859,873
Tesco PLC                                              363,075              2,483,066
The Weir Group PLC                                     238,825              5,961,614
Tullow Oil PLC                                         341,718              6,487,879
Ultra Electronics Holdings PLC                         102,772              3,064,346
Vodafone Group PLC                                   1,625,861              4,424,514
                                                                      ---------------
Total                                                                      62,408,352
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

UNITED STATES (36.5%)
Advance Auto Parts, Inc.                                42,401             $2,755,217
Aetna, Inc.                                             78,635              2,348,041
American Tower Corp., Class A                           67,074(b)           3,461,689
Apple, Inc.                                             32,880(b)           9,892,606
Avon Products, Inc.                                    129,710              3,949,670
Bank of America Corp.                                  169,292              1,936,700
Cisco Systems, Inc.                                    256,337(b)           5,852,174
Citigroup, Inc.                                      1,133,647(b)           4,727,308
Cliffs Natural Resources, Inc.                          46,036              3,001,547
Cloud Peak Energy, Inc.                                189,039(b)           3,283,607
Dell, Inc.                                             307,465(b)           4,421,347
Devon Energy Corp.                                      51,040              3,318,622
Flowserve Corp.                                         35,728              3,572,800
Gilead Sciences, Inc.                                   78,205(b)           3,102,392
Google, Inc., Class A                                   12,411(b)           7,607,819
Hartford Financial Services Group, Inc.                177,637              4,259,735
Henry Schein, Inc.                                      98,057(b)           5,505,901
Hewlett-Packard Co.                                     66,954              2,816,085
IBM Corp.                                               57,718              8,288,305
JPMorgan Chase & Co.                                   143,242              5,390,197
Laboratory Corp. of America Holdings                    61,434(b)           4,995,813
Merck & Co., Inc.                                       71,048              2,577,621
Micron Technology, Inc.                                556,320(b)           4,600,766
Microsoft Corp.                                        134,388              3,580,096
Norfolk Southern Corp.                                  89,527              5,505,016
Oracle Corp.                                           176,247              5,181,662
QUALCOMM, Inc.                                          80,683              3,641,224
Sirona Dental Systems, Inc.                            136,327(b)           5,132,712
The Walt Disney Co.                                    169,081              6,105,515
Thermo Fisher Scientific, Inc.                          98,731(b)           5,076,748
Tiffany & Co.                                          135,177              7,164,381
Ultra Petroleum Corp.                                   80,389(b)           3,308,007
Union Pacific Corp.                                     35,930              3,150,342
Wal-Mart Stores, Inc.                                  103,007              5,579,889
Waste Connections, Inc.                                 83,559              3,404,193
WESCO International, Inc.                               98,352(b)           4,211,433
                                                                      ---------------
Total                                                                     162,707,180
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $373,829,916)                                                     $442,602,541
-------------------------------------------------------------------------------------




MONEY MARKET FUND (0.2%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                1,107,766(e)          $1,107,766
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,107,766)                                                         $1,107,766
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (3.1%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(f)
Cantor Fitzgerald & Co.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,100                          0.240%          $5,000,000            $5,000,000
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $3,755,678                          0.230            3,755,606             3,755,606
G.X. Clarke and Company
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,133                          0.320            5,000,000             5,000,000
                                                                      ---------------
Total                                                                      13,755,606
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $13,755,606)                                                       $13,755,606
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $388,693,288)(g)                                                  $457,465,913
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                            1.9%          $8,611,216
Airlines                                       0.7            2,982,569
Auto Components                                0.8            3,728,515
Automobiles                                    1.3            5,755,294
Beverages                                      1.4            6,252,019
Biotechnology                                  1.3            5,865,578
Capital Markets                                1.5            6,541,796
Chemicals                                      1.9            8,457,328
Commercial Banks                               6.3           28,449,391
Commercial Services & Supplies                 1.5            6,571,671
Communications Equipment                       2.1            9,493,398
Computers & Peripherals                        3.8           17,130,038
Construction & Engineering                     1.0            4,572,857
Construction Materials                         0.8            3,417,112
Diversified Financial Services                 4.1           18,163,934
Electrical Equipment                           2.1            9,342,612
Electronic Equipment, Instruments &
  Components                                   2.6           11,691,791
Energy Equipment & Services                    1.9            8,329,811
Food & Staples Retailing                       1.8            8,062,955
Food Products                                  1.0            4,264,354
Gas Utilities                                  0.8            3,428,788
Health Care Equipment & Supplies               1.1            5,132,712
Health Care Providers & Services               2.9           12,849,755
Hotels, Restaurants & Leisure                  1.4            6,234,083
Household Durables                             0.6            2,520,300
Insurance                                      2.5           10,968,912
Internet Software & Services                   2.5           10,995,354
IT Services                                    2.6           11,478,274
Life Sciences Tools & Services                 1.1            5,076,748
Machinery                                      3.1           13,821,440
Media                                          1.9            8,307,448
Metals & Mining                                6.3           28,555,696
Multiline Retail                               0.4            1,953,128
Office Electronics                             1.0            4,414,813
Oil, Gas & Consumable Fuels                    5.7           26,003,455
Personal Products                              0.9            3,949,670
Pharmaceuticals                                2.4           10,591,901
Real Estate Investment Trusts (REITs)          0.5            2,046,454
Real Estate Management & Development           2.8           12,741,745
Road & Rail                                    1.9            8,655,358
Semiconductors & Semiconductor
  Equipment                                    2.9           13,004,050
Software                                       3.2           14,422,090


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Specialty Retail                               3.2%         $14,193,549
Textiles, Apparel & Luxury Goods               2.9           12,808,123
Trading Companies & Distributors               0.9            4,211,433
Wireless Telecommunication Services            3.7           16,553,023
Other(1)                                       3.3           14,863,372
-----------------------------------------------------------------------
Total                                                      $457,465,913
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     CANTOR FITZGERALD & CO. (0.240%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Grantor Trust                                $257
     Fannie Mae Interest Strip                             80,068
     Fannie Mae Pool                                      622,893
     Fannie Mae Principal Strip                            14,504
     Fannie Mae REMICS                                    749,932
     Fannie Mae Whole Loan                                 12,350
     Federal National Mortgage Association                 30,240
     FHLMC Multifamily Structured Pass Through
       Certificates                                           197
     FHLMC Structured Pass Through Securities               5,785


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     CANTOR FITZGERALD & CO. (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Freddie Mac Coupon Strips                               $545
     Freddie Mac Non Gold Pool                            301,102
     Freddie Mac Reference REMIC                            4,195
     Freddie Mac REMICS                                   326,995
     Freddie Mac Strips                                   173,135
     Ginnie Mae I Pool                                    674,256
     Ginnie Mae II Pool                                 1,266,511
     Government National Mortgage Association             439,728
     United States Treasury Inflation Indexed Bonds        50,639
     United States Treasury Strip Coupon                  261,625
     United States Treasury Strip Principal                85,043
     ------------------------------------------------------------
     Total market value of collateral securities       $5,100,000
     ------------------------------------------------------------


     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Pool                                   $3,830,718
     ------------------------------------------------------------
     Total market value of collateral securities       $3,830,718
     ------------------------------------------------------------


     G.X. CLARKE AND COMPANY (0.320%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Discount Notes                             $4,794
     Fannie Mae Interest Strip                              2,260
     Federal Farm Credit Bank                             411,390
     Federal Home Loan Bank Discount Notes                  2,000
     Federal Home Loan Banks                              893,531
     Federal Home Loan Mortgage Corp                      790,564
     Federal National Mortgage Association              1,099,221
     Freddie Mac Discount Notes                            15,836
     Freddie Mac Strips                                    16,681
     Resolution Funding Corp Interest Strip                    10
     Tennessee Valley Authority                            57,587
     United States Treasury Inflation Indexed Bonds       386,055
     United States Treasury Note/Bond                   1,097,374
     United States Treasury Strip Coupon                  246,662
     United States Treasury Strip Principal                76,065
     ------------------------------------------------------------
     Total market value of collateral securities       $5,100,030
     ------------------------------------------------------------




--------------------------------------------------------------------------------
22  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $396,446,415 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $68,467,290
     Unrealized depreciation                          (7,447,792)
     -----------------------------------------------------------
     Net unrealized appreciation                     $61,019,498
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
24  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(b)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $442,602,541               $--         $--        $442,602,541
-----------------------------------------------------------------------------------------------
Total Equity Securities           442,602,541                --          --         442,602,541
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                         1,107,766                --          --           1,107,766
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --        13,755,606          --          13,755,606
-----------------------------------------------------------------------------------------------
Total Other                         1,107,766        13,755,606          --          14,863,372
-----------------------------------------------------------------------------------------------
Total                            $443,710,307       $13,755,606         $--        $457,465,913
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct, 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $129,711,776. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.



--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
26  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $373,829,916)                    $ 442,602,541
  Affiliated money market fund (identified cost $1,107,766)                   1,107,766
  Investments of cash collateral received for securities on loan
    (identified cost $13,755,606)                                            13,755,606
---------------------------------------------------------------------------------------
Total investments in securities (identified cost $388,693,288)              457,465,913
Cash                                                                                  1
Foreign currency holdings (identified cost $360,531)                            370,929
Capital shares receivable                                                        90,372
Dividends and accrued interest receivable                                       322,460
Receivable for investment securities sold                                     3,106,950
Reclaims receivable                                                             373,458
---------------------------------------------------------------------------------------
Total assets                                                                461,730,083
---------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          472,921
Payable upon return of securities loaned                                     13,755,606
Accrued investment management services fees                                       9,691
Accrued distribution fees                                                         3,511
Accrued transfer agency fees                                                     10,785
Accrued administrative services fees                                                983
Accrued plan administration services fees                                            48
Other accrued expenses                                                          168,509
---------------------------------------------------------------------------------------
Total liabilities                                                            14,422,054
---------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 447,308,029
---------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     635,488
Additional paid-in capital                                                  579,121,345
Undistributed net investment income                                             229,417
Accumulated net realized gain (loss)                                       (201,517,104)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         68,838,883
---------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 447,308,029
---------------------------------------------------------------------------------------
*Value of securities on loan                                              $  12,949,988
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $375,168,966           53,042,442                       $7.07(1)
Class B          $ 23,894,493            3,605,201                       $6.63
Class C          $ 10,146,647            1,548,238                       $6.55
Class I          $ 31,014,538            4,359,437                       $7.11
Class R          $     41,009                5,746                       $7.14
Class R4         $  7,015,836              983,963                       $7.13
Class R5         $     19,408                2,727                       $7.12
Class W          $      4,534                  639                       $7.10
Class Z          $      2,598                  365                       $7.12
------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $7.50. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $ 7,503,577
Interest                                                              672
Income distributions from affiliated money market fund              3,654
Income from securities lending -- net                              83,085
Foreign taxes withheld                                           (798,492)
-------------------------------------------------------------------------
Total income                                                    6,792,496
-------------------------------------------------------------------------
Expenses:
Investment management services fees                             3,435,736
Distribution fees
  Class A                                                         949,930
  Class B                                                         300,148
  Class C                                                         101,910
  Class R                                                             186
  Class R3                                                              9
  Class W                                                              11
Transfer agency fees
  Class A                                                       1,083,861
  Class B                                                          91,383
  Class C                                                          29,922
  Class R                                                              31
  Class R3                                                              3
  Class R4                                                          3,134
  Class R5                                                              9
  Class W                                                               8
Administrative services fees                                      366,549
Plan administration services fees
  Class R                                                              78
  Class R3                                                              9
  Class R4                                                         16,416
Compensation of board members                                      13,626
Custodian fees                                                     89,895
Printing and postage                                               70,520
Registration fees                                                 117,880
Professional fees                                                  39,490
Other                                                              40,932
-------------------------------------------------------------------------
Total expenses                                                  6,751,676
-------------------------------------------------------------------------
Investment income (loss) -- net                                    40,820

-------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  29

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $20,167,206
  Foreign currency transactions                                   298,333
-------------------------------------------------------------------------
Net realized gain (loss) on investments                        20,465,539
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   45,779,384
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          66,244,923
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $66,285,743
-------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                    2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      40,820  $   3,794,601
Net realized gain (loss) on investments                          20,465,539   (107,498,811)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          45,779,384    183,214,646
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     66,285,743     79,510,436
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (1,567,578)    (5,343,305)
    Class B                                                         (38,424)            --
    Class C                                                         (13,917)        (7,366)
    Class I                                                        (255,509)      (409,801)
    Class R                                                              --            (81)
    Class R3                                                            (14)           (64)
    Class R4                                                        (36,668)       (95,325)
    Class R5                                                           (132)           (82)
    Class W                                                             (20)           (56)
------------------------------------------------------------------------------------------
Total distributions                                              (1,912,262)    (5,856,080)

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED OCT. 31,                                                    2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $  19,793,978  $  38,201,079
  Class B shares                                                  1,904,019      3,574,996
  Class C shares                                                  1,059,943      1,451,876
  Class I shares                                                  2,020,204     39,064,193
  Class R shares                                                     12,579          9,763
  Class R4 shares                                                 1,404,854      1,403,150
  Class R5 shares                                                        --              1
  Class Z shares                                                      2,500             --
Fund merger (Note 11)
  Class A shares                                                        N/A     11,920,114
  Class B shares                                                        N/A        968,653
  Class C shares                                                        N/A      5,405,143
  Class R shares                                                        N/A        143,426
  Class R5 shares                                                       N/A         13,250
Reinvestment of distributions at net asset value
  Class A shares                                                  1,522,138      5,231,241
  Class B shares                                                     37,535             --
  Class C shares                                                     12,552          7,156
  Class I shares                                                    255,476        409,715
  Class R shares                                                         --             31
  Class R4 shares                                                    36,668         95,325
  Class R5 shares                                                       101             --
Conversions from Class B to Class A
  Class A shares                                                  6,351,106      8,590,859
  Class B shares                                                 (6,351,106)    (8,590,859)
Payments for redemptions
  Class A shares                                               (101,092,506)  (105,412,307)
  Class B shares                                                 (8,324,086)   (10,894,724)
  Class C shares                                                 (2,870,826)    (1,994,833)
  Class I shares                                                 (8,634,570)   (17,447,359)
  Class R shares                                                    (23,750)      (121,102)
  Class R3 shares                                                    (3,241)            --
  Class R4 shares                                                (1,418,681)    (1,395,358)
  Class R5 shares                                                      (971)            --
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (94,306,084)   (29,366,571)
------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note 10)                      424,540         93,216
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (29,508,063)    44,381,001
Net assets at beginning of year                                 476,816,092    432,435,091
------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 447,308,029  $ 476,816,092
------------------------------------------------------------------------------------------
Undistributed net investment income                           $     229,417  $     356,736
------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.13       $5.21        $9.61       $7.52       $6.23
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      .05          .05         .02         .01
Net gains (losses) (both realized and
 unrealized)                                          .96         .95        (4.41)       2.13        1.30
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .96        1.00        (4.36)       2.15        1.31
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.08)        (.04)       (.06)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.07       $6.13        $5.21       $9.61       $7.52
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.78%(b)   19.39%(c)   (45.55%)     28.82%      21.01%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.45%       1.44%        1.46%       1.39%       1.51%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .03%        .92%         .65%        .28%        .23%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $375        $395         $380        $737        $608
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.77       $4.87        $9.02       $7.06       $5.88
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        .01         (.01)       (.04)       (.01)
Net gains (losses) (both realized and
 unrealized)                                          .90         .89        (4.14)       2.00        1.19
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .86         .90        (4.15)       1.96        1.18
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)         --           --         .00(a)       --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.63       $5.77        $4.87       $9.02       $7.06
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.03%(b)   18.48%(c)   (46.01%)     27.81%      20.07%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.21%       2.21%        2.23%       2.15%       2.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.69%)       .22%        (.11%)      (.45%)      (.54%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $24         $33          $42        $104        $110
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.71       $4.83        $8.93       $7.02       $5.85
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        .00(a)      (.01)       (.04)       (.01)
Net gains (losses) (both realized and
 unrealized)                                          .88         .89        (4.09)       1.98        1.18
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .84         .89        (4.10)       1.94        1.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)       (.01)          --        (.03)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.55       $5.71        $4.83       $8.93       $7.02
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.86%(b)   18.39%(c)   (45.91%)     27.76%      20.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.21%       2.20%        2.22%       2.15%       2.27%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.72%)      (.08%)       (.09%)      (.48%)      (.50%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $10         $11           $5          $8          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(e)
Net asset value, beginning of period                $6.16       $5.25        $7.47
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .09          .03
Net gains (losses) (both realized and
 unrealized)                                          .95         .95        (2.25)
----------------------------------------------------------------------------------
Total from investment operations                      .99        1.04        (2.22)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.13)          --
----------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --
----------------------------------------------------------------------------------
Net asset value, end of period                      $7.11       $6.16        $5.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       16.32%(b)   20.21%(c)   (29.72%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                       .91%        .84%         .85%(f)
----------------------------------------------------------------------------------
Net investment income (loss)                         .55%       1.56%        1.55%(f)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $31         $33          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS R*                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(g)
Net asset value, beginning of period                $6.14       $5.23        $9.62        $7.89
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)       (.01)         .05         (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.01        1.00        (4.42)        1.84
-----------------------------------------------------------------------------------------------
Total from investment operations                      .99         .99        (4.37)        1.83
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --        (.08)        (.02)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.14       $6.14        $5.23        $9.62
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.29%(b)   19.13%(c)   (45.48%)      23.41%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.71%       1.69%        1.79%        1.74%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(h)                            1.71%       1.69%        1.54%        1.74%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        (.24%)      (.16%)        .57%        (.13%)(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.18       $5.26        $9.70       $7.60       $6.29
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02         .06          .07         .04         .02
Net gains (losses) (both realized and
 unrealized)                                          .96         .96        (4.46)       2.13        1.31
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .98        1.02        (4.39)       2.17        1.33
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)       (.10)        (.05)       (.07)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.13       $6.18        $5.26       $9.70       $7.60
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.03%(b)   19.72%(c)   (45.47%)     28.85%      21.26%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.21%       1.15%        1.29%       1.23%       1.32%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(h)                            1.21%       1.15%        1.28%       1.23%       1.32%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .27%       1.22%         .83%        .45%        .44%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $7          $6           $5         $10          $9
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS R5                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(g)
Net asset value, beginning of period                $6.16       $5.25        $9.69        $7.89
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         .08          .08          .05
Net gains (losses) (both realized and
 unrealized)                                          .97         .96        (4.45)        1.85
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.00        1.04        (4.37)        1.90
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.13)        (.07)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.12       $6.16        $5.25        $9.69
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.44%(b)   20.20%(c)   (45.40%)      24.33%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                       .96%        .90%        1.04%         .99%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .50%       1.39%        1.07%         .62%(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS W                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(i)
Net asset value, beginning of period                $6.16       $5.23        $9.66        $7.83
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01         .06          .05          .02
Net gains (losses) (both realized and
 unrealized)                                          .95         .96        (4.44)        1.91
-----------------------------------------------------------------------------------------------
Total from investment operations                      .96        1.02        (4.39)        1.93
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.09)        (.04)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.10       $6.16        $5.23        $9.66
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.80%(b)   19.70%(c)   (45.62%)      24.87%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.38%       1.30%        1.43%        1.39%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .08%       1.05%         .68%         .20%(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(j)
Net asset value, beginning of period                  $6.85
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .28
-------------------------------------------------------------
Total from investment operations                        .27
-------------------------------------------------------------
Net asset value, end of period                        $7.12
-------------------------------------------------------------
TOTAL RETURN                                          3.94%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                        1.37%(f)
-------------------------------------------------------------
Net investment income (loss)                         (1.52%)(f)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 54%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) During the year ended Oct. 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c) During the year ended Oct. 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(f) Annualized.
(g) For the period from Dec. 11, 2006 (when shares became available) to Oct. 31, 2007.
(h) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.
(j) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 and Class R5 shares are not subject to sales charges, however, these classes are closed to new investors effective Dec. 31, 2010.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
42  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 shares were liquidated. The shares in this class had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investment, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W and Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

(such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.


--------------------------------------------------------------------------------
44  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income,

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.


--------------------------------------------------------------------------------
46  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010
At Oct. 31, 2010, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD FOREIGN
                                              CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                            CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                         $20,708
---------------------------------------------------------------------




   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD FOREIGN
                                              CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                            CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                           $--
---------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $600,000 for the year ended Oct. 31, 2010.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $177,692 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.75% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. If approved by Fund shareholders, the IMSA proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation,

--------------------------------------------------------------------------------
48  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $743.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4, Class R5 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA")


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.29%
Class B..............................................  0.30
Class C..............................................  0.29
Class R..............................................  0.08
Class R4.............................................  0.05
Class R5.............................................  0.05
Class W..............................................  0.20
Class Z..............................................  0.19*


* Annualized.

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Growth Fund, which was acquired by the Fund on Aug. 14, 2009 (Note 11), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $23,613. The liability remaining at Oct. 31, 2010 for non-recurring charges associated with the lease amounted to $11,735 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up


--------------------------------------------------------------------------------
50  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,321,000 and $1,518,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $263,126 for Class A, $20,400 for Class B and $442 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.36%
Class B..............................................  2.11
Class C..............................................  2.11
Class I..............................................  0.91
Class R..............................................  1.61
Class R4.............................................  1.21
Class R5.............................................  0.96
Class W..............................................  1.36
Class Z..............................................  1.11


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $244,014,816 and $344,114,577, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                         3,039,215    7,500,867
Fund merger                                        N/A    2,011,033
Converted from Class B(a)                      995,109    1,463,400
Reinvested distributions                       235,302      983,464
Redeemed                                   (15,580,909) (20,645,429)
-------------------------------------------------------------------
Net increase (decrease)                    (11,311,283)  (8,686,665)
-------------------------------------------------------------------

CLASS B
Sold                                           311,662      745,833
Fund merger                                        N/A      173,293
Reinvested distributions                         6,174           --
Converted to Class A(a)                     (1,059,873)  (1,561,833)
Redeemed                                    (1,370,661)  (2,294,056)
-------------------------------------------------------------------
Net increase (decrease)                     (2,112,698)  (2,936,763)
-------------------------------------------------------------------

CLASS C
Sold                                           175,367      298,410
Fund merger                                        N/A      977,635
Reinvested distributions                         2,085        1,304
Redeemed                                      (480,706)    (411,308)
-------------------------------------------------------------------
Net increase (decrease)                       (303,254)     866,041
-------------------------------------------------------------------

CLASS I
Sold                                           305,925    8,069,029
Reinvested distributions                        39,003       69,326
Redeemed                                    (1,275,047)  (2,849,465)
-------------------------------------------------------------------
Net increase (decrease)                       (930,119)   5,288,890
-------------------------------------------------------------------

CLASS R(b)
Sold                                             1,903        1,844
Fund merger                                        N/A       24,131
Reinvested distributions                            --            5
Redeemed                                        (3,655)     (19,116)
-------------------------------------------------------------------
Net increase (decrease)                         (1,752)       6,864

-------------------------------------------------------------------


--------------------------------------------------------------------------------
52  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS R3
Redeemed                                          (634)          --
-------------------------------------------------------------------
Net increase (decrease)                           (634)          --
-------------------------------------------------------------------

CLASS R4
Sold                                           215,707      265,435
Reinvested distributions                         5,591       17,716
Redeemed                                      (217,500)    (266,560)
-------------------------------------------------------------------
Net increase (decrease)                          3,798       16,591
-------------------------------------------------------------------

CLASS R5
Fund merger                                        N/A        2,227
Reinvested distributions                            15           --
Redeemed                                          (149)          --
-------------------------------------------------------------------
Net increase (decrease)                           (134)       2,227
-------------------------------------------------------------------

CLASS Z(c)
Sold                                               365          N/A
-------------------------------------------------------------------
Net increase (decrease)                            365          N/A
-------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(c) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $12,949,988 were on loan, secured by cash collateral of $13,755,606 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $83,085 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $116,197,271 and $117,504,438, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed

--------------------------------------------------------------------------------
54  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



$500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. PROCEEDS FROM REGULATORY SETTLEMENTS

As a result of settlements of administrative proceedings brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, the Fund received $424,540 during the year ended Oct. 31, 2010 and $93,216 during the year ended Oct. 31, 2009, which represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Aug. 14, 2009, Columbia Global Equity Fund acquired the assets and assumed the identified liabilities of Seligman Global Growth Fund. The merger was completed after shareholders of the acquired fund approved the plan on June 29, 2009.

The aggregate net assets of Columbia Global Equity Fund immediately before the acquisition were $475,267,886 and the combined net assets immediately after the acquisition were $493,718,472. The acquisition was accomplished by a tax-free exchange of 3,038,152 shares of Seligman Global Growth Fund valued at $18,450,586.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In exchange for Seligman Global Growth Fund shares, Columbia Global Equity Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  2,011,033
Class B...........................................    173,293
Class C...........................................    977,635
Class R2..........................................     24,131
Class R5..........................................      2,227


The components of Seligman Global Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                 EXCESS OF
                                                              ACCUMULATED   DISTRIBUTIONS OVER
                        TOTAL       CAPITAL     UNREALIZED        NET         NET INVESTMENT
                      NET ASSETS     STOCK     APPRECIATION  REALIZED LOSS        INCOME
----------------------------------------------------------------------------------------------
Seligman Global
  Growth Fund......  $18,450,586  $52,704,193    $320,343     $(34,572,254)       $(1,696)


12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,744,123 and accumulated net realized loss has been decreased by $129,000,943 resulting in a net reclassification adjustment to decrease paid-in capital by $130,745,066.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
Ordinary income...........................  $1,912,262  $5,856,080
Long-term capital gain....................          --          --




--------------------------------------------------------------------------------
56  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $   1,359,972
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(194,881,637)
Unrealized appreciation (depreciation)..........  $  61,072,861


For federal income tax purposes, the Fund had a capital loss carry-over of $194,881,637 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:


    2011          2015           2016           2017
$30,509,951    $1,766,232    $62,625,028    $99,980,426


For the year ended Oct. 31, 2010, $14,600,080 of capital loss carry-over was utilized and $130,038,031 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC

--------------------------------------------------------------------------------
58  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA GLOBAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
60  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Global Equity Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  61

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (0.9%)
InterOil Corp.                                          1,320(b)              $93,959
-------------------------------------------------------------------------------------

BRAZIL (3.6%)
Banco Santander Brasil SA, ADR                         18,700                 269,280
MRV Engenharia e Participacoes SA                      10,000                  97,422
                                                                      ---------------
Total                                                                         366,702
-------------------------------------------------------------------------------------

CANADA (6.4%)
Barrick Gold Corp.                                      1,800                  86,691
CGI Group, Inc., Class A                                6,000(b)               92,303
Fairfax Financial Holdings Ltd.                           400                 163,621
IESI-BFC Ltd.                                           6,500                 151,970
MacDonald, Dettwiler & Associates Ltd.                  3,100(b)              154,438
                                                                      ---------------
Total                                                                         649,023
-------------------------------------------------------------------------------------

CHINA (3.3%)
AsiaInfo-Linkage, Inc.                                 15,095(b)              335,410
-------------------------------------------------------------------------------------

DENMARK (1.0%)
FLSmidth & Co. A/S                                      1,350(d)               99,754
-------------------------------------------------------------------------------------

FRANCE (2.3%)
Euler Hermes SA                                         1,000(b)               94,121
Renault SA                                              2,550(b)              141,647
                                                                      ---------------
Total                                                                         235,768
-------------------------------------------------------------------------------------

GERMANY (4.6%)
Linde AG                                                1,690                 243,242
MTU Aero Engines Holding AG                             3,699                 223,355
                                                                      ---------------
Total                                                                         466,597
-------------------------------------------------------------------------------------

HONG KONG (2.6%)
361 Degrees International Ltd.                        100,000(d)               96,891
Great Eagle Holdings Ltd.                              54,359                 162,705
                                                                      ---------------
Total                                                                         259,596
-------------------------------------------------------------------------------------

INDIA (2.9%)
State Bank of India, GDR                                1,010                 139,380
Union Bank of India                                    18,085                 153,860
                                                                      ---------------
Total                                                                         293,240
-------------------------------------------------------------------------------------

INDONESIA (2.9%)
Bank Rakyat Indonesia Persero Tbk PT                  123,000                 156,933
PT Perusahaan Gas Negara Tbk                          309,000                 140,062
                                                                      ---------------
Total                                                                         296,995
-------------------------------------------------------------------------------------

IRELAND (1.6%)
Accenture PLC, Class A                                  3,596                 160,777
-------------------------------------------------------------------------------------

ITALY (1.7%)
Prysmian SpA                                            9,000                 174,427
-------------------------------------------------------------------------------------

JAPAN (4.5%)
Asahi Breweries Ltd.                                    9,800                 197,900
Makita Corp.                                            4,500                 158,258
Ushio, Inc.                                             5,800                  96,655
                                                                      ---------------
Total                                                                         452,813
-------------------------------------------------------------------------------------

MEXICO (1.4%)
America Movil SAB de CV, Series L, ADR                  2,500                 143,149
-------------------------------------------------------------------------------------

NETHERLANDS (2.0%)
Fugro NV-CVA                                            2,890                 204,380
-------------------------------------------------------------------------------------

PANAMA (1.7%)
Copa Holdings SA, Class A                               3,350                 169,946
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.9%)
MTN Group Ltd.                                         10,750                 193,563
-------------------------------------------------------------------------------------

SOUTH KOREA (2.5%)
NHN Corp.                                               1,400(b)              248,249
-------------------------------------------------------------------------------------

SWITZERLAND (5.1%)
Nestle SA                                               5,150                 282,041
Tyco Electronics Ltd.                                   7,500                 237,600
                                                                      ---------------
Total                                                                         519,641
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TURKEY (2.0%)
Turkiye Garanti Bankasi AS                             34,000                $205,419
-------------------------------------------------------------------------------------

UNITED KINGDOM (7.7%)
Aggreko PLC                                             2,800                  70,657
BG Group PLC                                            9,900                 192,800
Ensco PLC, ADR                                          2,000                  92,680
Tesco PLC                                              22,000                 150,458
The Weir Group PLC                                      5,500                 137,292
Tullow Oil PLC                                          6,800                 129,105
                                                                      ---------------
Total                                                                         772,992
-------------------------------------------------------------------------------------

UNITED STATES (32.1%)
Advance Auto Parts, Inc.                                3,200                 207,936
Air Products & Chemicals, Inc.                          1,200                 101,964
American Tower Corp., Class A                           1,991(b)              102,756
Blackstone Group LP                                    12,000                 161,760
Cloud Peak Energy, Inc.                                 6,275(b)              108,997
Colgate-Palmolive Co.                                   1,446                 111,516
Flowserve Corp.                                         1,350                 135,000
Hartford Financial Services Group, Inc.                 5,045                 120,979
Hewlett-Packard Co.                                     3,500                 147,210
Laboratory Corp. of America Holdings                    2,499(b)              203,219
McDonald's Corp.                                        3,517                 273,517
Micron Technology, Inc.                                12,579(b)              104,028
Oasis Petroleum, Inc.                                   2,600(b)               55,302
Roper Industries, Inc.                                  2,300                 159,689
The Coca-Cola Co.                                       4,485                 275,019
Thermo Fisher Scientific, Inc.                          4,790(b)              246,302
Union Pacific Corp.                                     2,100                 184,128
Waste Connections, Inc.                                 3,800                 154,812
WESCO International, Inc.                               5,200(b)              222,664
World Fuel Services Corp.                               5,696                 160,797
                                                                      ---------------
Total                                                                       3,237,595
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $8,330,724)                                                         $9,579,995
-------------------------------------------------------------------------------------




MONEY MARKET FUND (5.1%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                 515,048(f)             $515,048
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $515,048)                                                             $515,048
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (1.4%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(e)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $146,094                            0.230%           $146,092               $146,092
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $146,092)                                                             $146,092
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $8,991,864)(g)                                                     $10,241,135
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                             2.2%           $223,355
Airlines                                        1.7             169,946
Automobiles                                     1.4             141,647


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Beverages                                       4.7%           $472,919
Capital Markets                                 1.6             161,760
Chemicals                                       3.4             345,206
Commercial Banks                                9.2             924,872
Commercial Services & Supplies                  3.7             377,439
Computers & Peripherals                         1.5             147,210
Construction & Engineering                      1.0              99,754
Electrical Equipment                            4.3             430,771
Electronic Equipment, Instruments &
  Components                                    2.4             237,600
Energy Equipment & Services                     2.9             297,060
Food & Staples Retailing                        1.5             150,458
Food Products                                   2.8             282,041
Gas Utilities                                   1.4             140,062
Health Care Providers & Services                2.0             203,219
Hotels, Restaurants & Leisure                   2.7             273,517
Household Durables                              1.0              97,422
Household Products                              1.1             111,516
Insurance                                       3.7             378,721
Internet Software & Services                    2.5             248,249
IT Services                                     2.5             253,080
Life Sciences Tools & Services                  2.4             246,302
Machinery                                       4.3             430,550
Metals & Mining                                 0.9              86,691
Oil, Gas & Consumable Fuels                     7.3             740,960
Real Estate Management & Development            1.6             162,705
Road & Rail                                     1.8             184,128
Semiconductors & Semiconductor Equipment        1.0             104,028
Software                                        4.8             489,848
Specialty Retail                                2.1             207,936
Textiles, Apparel & Luxury Goods                1.0              96,891
Trading Companies & Distributors                2.2             222,664
Wireless Telecommunication Services             4.3             439,468
Other(1)                                        6.5             661,140
-----------------------------------------------------------------------
Total                                                       $10,241,135
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


INVESTMENTS IN DERIVATIVES
PORTFOLIO SWAP(1) OUTSTANDING AT OCT. 31, 2010



                                                       NEXT      NET UNREALIZED
COUNTERPARTY              DESCRIPTION               RESET DATE    APPRECIATION
-------------------------------------------------------------------------------
UBS           The Fund receives (pays) the total   Nov. 8, 2010         $80,931
              return on a custom basket of long
              (short) equity positions and pays
              (receives) a floating rate based on
              the 1-day LIBOR which is
              denominated in various foreign
              currencies based on the local
              currencies of the securities
              underlying the custom basket.
-------------------------------------------------------------------------------
Total                                                                   $80,931
-------------------------------------------------------------------------------




SUMMARY OF PORTFOLIO SWAP EXPOSURE BY INDUSTRY

The following table represents the exposure of the custom basket of equity securities underlying the portfolio swap by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                                                VALUE
                                 PERCENTAGE OF  -----------------------------------
                                   NET ASSETS       LONG       SHORT         NET
-----------------------------------------------------------------------------------
Capital Markets                       (1.3)%          $--    $(133,187)   $(133,187)
Commercial Banks                       2.0        197,869           --      197,869
Communications Equipment               2.3        228,300           --      228,300
Computers & Peripherals                3.0        300,870           --      300,870
Construction & Engineering            (1.0)            --      (98,300)     (98,300)
Construction Materials                (1.5)            --     (155,552)    (155,552)
Diversified Financial
  Services                             3.0        305,534           --      305,534
Electric Utilities                    (2.4)            --     (242,789)    (242,789)
Health Care Equipment &
  Supplies                            (0.6)       190,132     (246,808)     (56,676)
Health Care Providers &
  Services                             1.6        157,220           --      157,220
Hotels, Restaurants, &
  Leisure                             (1.9)            --     (188,139)    (188,139)
IT Services                            5.1        516,960           --      516,960
Machinery                              0.8        164,768      (83,269)      81,499
Media                                 (0.9)            --      (95,625)     (95,625)
Oil, Gas & Consumable Fuels            0.7        185,913     (116,727)      69,186
Real Estate Investment Trusts
  (REITs)                             (2.1)            --     (214,160)    (214,160)
Road & Rail                           (1.7)            --     (168,829)    (168,829)
Software                               3.5        352,800           --      352,800
Specialty Retail                       2.0        201,400           --      201,400
Textiles, Apparel & Luxury
  Goods                                0.9        191,069     (101,810)      89,259
U.S. Large Cap                        (8.2)            --     (829,710)    (829,710)
Water Utilities                       (0.9)                    (86,120)     (86,120)




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(1) The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the agreement, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket. That is, one party agrees to pay another party the return on the basket in return for a specified interest rate. The agreement allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional security positions at its discretion.

    The notional amounts of the security positions held in the basket are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received or made are recorded as realized gains (losses).

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     -----------------------------------------------------------
     Fannie Mae Pool                                    $149,013
     -----------------------------------------------------------
     Total market value of collateral securities        $149,013
     -----------------------------------------------------------


(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $9,037,898 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $1,268,356
     Unrealized depreciation                             (65,119)
     -----------------------------------------------------------
     Net unrealized appreciation                      $1,203,237
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
22  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                FAIR VALUE AT OCT. 31, 2010
                             -----------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS          TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                   $9,579,995               $--          $--         $9,579,995
----------------------------------------------------------------------------------------------
Total Equity Securities            9,579,995                --           --          9,579,995
----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                          515,048                --           --            515,048
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --           146,092           --            146,092
----------------------------------------------------------------------------------------------
Total Other                          515,048           146,092           --            661,140
----------------------------------------------------------------------------------------------
Investments in Securities         10,095,043           146,092           --         10,241,135
Derivatives(d)
  Assets
    Swap Contracts                        --            80,931           --             80,931
----------------------------------------------------------------------------------------------
Total                            $10,095,043          $227,023          $--        $10,322,066
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $1,356,738. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  23

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
24  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $8,330,724)               $ 9,579,995
  Affiliated money market fund (identified cost $515,048)              515,048
  Investments of cash collateral received for securities on loan
    (identified cost $146,092)                                         146,092
------------------------------------------------------------------------------
Total investments in securities (identified cost $8,991,864)        10,241,135
Cash                                                                         2
Foreign currency holdings (identified cost $27,440)                     28,350
Receivable from Investment Manager                                         353
Capital shares receivable                                               21,778
Dividends and accrued interest receivable                                7,421
Receivable for investment securities sold                               89,848
Reclaims receivable                                                      5,448
Unrealized appreciation on swap contracts                               80,931
------------------------------------------------------------------------------
Total assets                                                        10,475,266
------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                            159,684
Payable upon return of securities loaned                               146,092
Accrued investment management services fees                                289
Accrued distribution fees                                                   43
Accrued transfer agency fees                                                81
Accrued administrative services fees                                        22
Accrued plan administration services fees                                    1
Other accrued expenses                                                  70,574
------------------------------------------------------------------------------
Total liabilities                                                      376,786
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $10,098,480
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     4,834
Additional paid-in capital                                           9,102,052
Undistributed net investment income                                    122,554
Accumulated net realized gain (loss)                                  (461,496)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
    currencies                                                       1,330,536
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $10,098,480
------------------------------------------------------------------------------
*Value of securities on loan                                       $   136,296
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                 NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $4,320,527              207,166                      $20.86(1)
Class B          $  303,638               14,721                      $20.63
Class C          $  181,374                8,801                      $20.61
Class I          $5,163,998              246,500                      $20.95
Class R          $   10,370                  500                      $20.74
Class R4         $   90,339                4,331                      $20.86
Class Z          $   28,234                1,348                      $20.95
----------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $22.13. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $  133,224
Interest                                                              54
Income distributions from affiliated money market fund             1,032
Income from securities lending -- net                              1,055
Foreign taxes withheld                                            (7,699)
------------------------------------------------------------------------
Total income                                                     127,666
------------------------------------------------------------------------
Expenses:
Investment management services fees                               96,692
Distribution fees
  Class A                                                          8,488
  Class B                                                          3,593
  Class C                                                          1,535
  Class R                                                             47
  Class R3                                                            19
Transfer agency fees
  Class A                                                          4,310
  Class B                                                            476
  Class C                                                            198
  Class R                                                              6
  Class R3                                                             4
  Class R4                                                            53
  Class R5                                                             4
Administrative services fees                                       6,913
Plan administration services fees
  Class R                                                             19
  Class R3                                                            19
  Class R4                                                           220
Compensation of board members                                        251
Custodian fees                                                    13,745
Printing and postage                                              34,022
Registration fees                                                 88,049
Professional fees                                                 37,909
Other                                                              5,021
------------------------------------------------------------------------
Total expenses                                                   301,593
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                              (173,544)
------------------------------------------------------------------------
Total net expenses                                               128,049
------------------------------------------------------------------------
Investment income (loss) -- net                                     (383)
------------------------------------------------------------------------



--------------------------------------------------------------------------------
26  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $1,055,296
  Foreign currency transactions                                    6,340
  Swap transactions                                              121,378
------------------------------------------------------------------------
Net realized gain (loss) on investments                        1,183,014
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
    currencies                                                   490,188
------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          1,673,202
------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $1,672,819
------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                  2010         2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      (383) $    46,023
Net realized gain (loss) on investments                         1,183,014     (839,697)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
    currencies                                                    490,188    2,246,014
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    1,672,819    1,452,340
--------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (67,438)          --
    Class B                                                        (6,160)          --
    Class C                                                        (2,835)          --
    Class I                                                      (127,867)          --
    Class R                                                          (199)          --
    Class R3                                                         (218)          --
    Class R4                                                       (2,332)          --
    Class R5                                                         (256)          --
--------------------------------------------------------------------------------------
Total distributions                                              (207,305)          --
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                2,417,981    1,183,549
  Class B shares                                                  162,448      152,947
  Class C shares                                                   68,669       65,424
  Class R4 shares                                                  49,967       31,011
  Class Z shares                                                   28,110          N/A
Reinvestment of distributions at net asset value
  Class A shares                                                   64,358           --
  Class B shares                                                    5,630           --
  Class C shares                                                    1,903           --
  Class R4 shares                                                   2,083           --
Conversions from Class B to Class A
  Class A shares                                                   98,714       49,083
  Class B shares                                                  (98,714)     (49,083)
Payments for redemptions
  Class A shares                                               (1,497,316)  (1,216,964)
  Class B shares                                                  (65,530)    (155,807)
  Class C shares                                                  (38,722)     (56,896)
  Class R3 shares                                                  (9,480)          --
  Class R4 shares                                                 (31,125)      (1,985)
  Class R5 shares                                                  (9,480)          --
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  1,149,496        1,279
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         2,615,010    1,453,619
Net assets at beginning of year                                 7,483,470    6,029,851
--------------------------------------------------------------------------------------
Net assets at end of year                                     $10,098,480  $ 7,483,470
--------------------------------------------------------------------------------------
Undistributed net investment income                           $   122,554  $   202,524
--------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                         YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.65      $13.97       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)        .09          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.71        3.59        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.68        3.68        (6.03)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.47)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.86      $17.65       $13.97
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.21%      26.34%      (30.15%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.73%       3.78%        5.55%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.63%       1.55%        1.55%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.14%)       .59%        (.07%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4          $3           $2
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.47      $13.94       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.16)       (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         3.66        3.54        (6.04)
----------------------------------------------------------------------------------
Total from investment operations                     3.50        3.53        (6.06)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.34)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.63      $17.47       $13.94
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.32%      25.32%      (30.30%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.15%       4.52%        6.33%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.36%       2.31%        2.31%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.84%)      (.05%)       (.55%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.48      $13.94       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.17)       (.02)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         3.66        3.56        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.49        3.54        (6.06)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.36)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.61      $17.48       $13.94
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.27%      25.39%      (30.30%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.42%       4.58%        6.22%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.37%       2.30%        2.30%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.89%)      (.12%)       (.79%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------


See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.72      $13.98       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .14          .03
Net gains (losses) (both realized and
 unrealized)                                         3.71        3.60        (6.05)
----------------------------------------------------------------------------------
Total from investment operations                     3.75        3.74        (6.02)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.52)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.95      $17.72       $13.98
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.58%      26.75%      (30.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.23%       3.42%        4.94%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.28%       1.22%        1.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                         .19%        .94%         .63%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $4           $3
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R*                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.56      $13.96       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.11)        .03          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.69        3.57        (6.04)
----------------------------------------------------------------------------------
Total from investment operations                     3.58        3.60        (6.04)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.40)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.74      $17.56       $13.96
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.69%      25.79%      (30.20%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.99%       4.22%        5.74%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.04%       1.96%        1.81%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.58%)       .19%         .03%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.67      $13.98       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        .08          .01
Net gains (losses) (both realized and
 unrealized)                                         3.70        3.61        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.69        3.69        (6.02)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.86      $17.67       $13.98
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.26%      26.40%      (30.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.49%       3.92%        5.38%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.57%       1.47%        1.36%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.06%)       .52%         .30%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(f)
Net asset value, beginning of period                 $19.93
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                           1.03
-------------------------------------------------------------
Total from investment operations                       1.02
-------------------------------------------------------------
Net asset value, end of period                       $20.95
-------------------------------------------------------------
TOTAL RETURN                                          5.12%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                55.17%(d)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                              1.52%(d)
-------------------------------------------------------------
Net investment income (loss)                          (.48%)(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                128%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(b) Rounds to less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Global Extended Alpha Fund (formerly known as Threadneedle Global Extended Alpha Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.


--------------------------------------------------------------------------------
36  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager owned 100% of Class I and Class R shares. At Oct. 31, 2010, the Investment Manager owned approximately 52% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's

--------------------------------------------------------------------------------
38  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

SECURITIES SOLD SHORT
The Fund may enter into short sales of securities that it concurrently holds or for which it holds no corresponding position. Short selling is the practice of selling securities which have been borrowed from a third party in anticipation of a decline in the market price of that security. Securities which have been sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The Fund is required to return securities borrowed for the short sale at the lender's demand. A realized gain, limited to the price at which the Fund sold the security short, or a realized loss, unlimited in size, will be recorded upon the termination of a short sale. Short sales are collateralized with segregated securities or cash held at the custodian as noted in the Portfolio of Investments, if any. The collateral required is determined daily based on the market value of the securities sold short. At Oct. 31, 2010, the Fund had no outstanding securities sold short.

The Fund is liable to pay the counterparty for any dividends accrued on a security it has borrowed and sold short and to pay interest for any net financing costs incurred during the time the short position is held by the Fund. Such dividends (recognized on ex-date) and interest are recorded as an expense and shown in the Statement of Operations. During the year ended Oct. 31, 2010, the Fund had no dividend or interest expense related to securities sold short in the Statement of Operations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.


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40  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

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The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

PORTFOLIO SWAPS
The Fund entered into a portfolio swap transaction, which allowed the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.

The notional amounts of the swap transactions are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). See the Portfolio Swap Outstanding table following the Portfolio of Investments for additional information.

Portfolio swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Portfolio swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short portfolio swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long portfolio swap transactions is limited to the current notional amount of the portfolio swap.

Portfolio swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into portfolio swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


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42  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

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FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized
                     appreciation on
                     swap
Equity contracts     transactions           $80,931   N/A                      N/A
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                   FORWARD FOREIGN
                                  CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                CONTRACTS        SWAPS     TOTAL
-----------------------------------------------------------------------------
Equity contracts                        $   --       $121,378  $121,378
-----------------------------------------------------------------------------
Foreign exchange contracts               1,406             --     1,406
-----------------------------------------------------------------------------
Total                                   $1,406       $121,378  $122,784
-----------------------------------------------------------------------------




    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                          RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                     FORWARD FOREIGN
                                    CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                  CONTRACTS       SWAPS    TOTAL
-----------------------------------------------------------------------------
Equity contracts                           $--         $76,959  $76,959
-----------------------------------------------------------------------------
Foreign exchange contracts                  --              --       --
-----------------------------------------------------------------------------
Total                                      $--         $76,959  $76,959
-----------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $20,000 for the year ended Oct. 31, 2010.

PORTFOLIO SWAP CONTRACT
At Oct. 31, 2010, the value of long and short securities underlying the portfolio swap contract were $2,847,767 and $2,766,836 respectively. The monthly average value of long and short securities underlying the portfolio swap contract were $1,921,828 and $1,921,282, respectively for the year ended Oct. 31, 2010.


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                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.05% to 0.99% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 36-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.50% per year. If the performance difference is less than 1.00%, the adjustment will be zero. The first adjustment was made on Aug. 1, 2010 and covered the 24-month period beginning Aug. 1, 2008. The adjustment increased the management fee by $5,960 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 1.12% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. If approved by Fund shareholders, the IMSA proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.


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44  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

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OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $11.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R and Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.


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                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.13%
Class B..............................................  0.13
Class C..............................................  0.13
Class R..............................................  0.06
Class R4.............................................  0.06
Class Z..............................................  0.10*


*   Annualized.

Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $37,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from

--------------------------------------------------------------------------------
46  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $8,844 for Class A and $35 for Class B for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.63%
Class B..............................................  2.36
Class C..............................................  2.37
Class I..............................................  1.28
Class R..............................................  2.04
Class R4.............................................  1.57
Class Z..............................................  1.52


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.............................................  $1,255
Class B.............................................     133
Class C.............................................      60
Class R4............................................       9


The management fees and other Fund level expenses waived/reimbursed were $172,087.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.55%
Class B..............................................  2.31
Class C..............................................  2.30
Class I..............................................  1.21
Class R..............................................  2.01
Class R4.............................................  1.51
Class Z..............................................  1.30


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.55%
Class B..............................................  2.30
Class C..............................................  2.30
Class I..............................................  1.18
Class R..............................................  1.80
Class R4.............................................  1.48
Class Z..............................................  1.30


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $11,315,596 and $10,382,612, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.


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48  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

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6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                              2010     2009
---------------------------------------------------------------
CLASS A
Sold                                           128,007   77,358
Converted from Class B*                          5,339    2,995
Reinvested distributions                         3,522       --
Redeemed                                       (79,720) (88,344)
---------------------------------------------------------------
Net increase (decrease)                         57,148   (7,991)
---------------------------------------------------------------

CLASS B
Sold                                             8,750   10,919
Reinvested distributions                           309       --
Converted to Class A*                           (5,385)  (3,019)
Redeemed                                        (3,741) (10,228)
---------------------------------------------------------------
Net increase (decrease)                            (67)  (2,328)
---------------------------------------------------------------

CLASS C
Sold                                             3,707    4,412
Reinvested distributions                           105       --
Redeemed                                        (2,165)  (3,982)
---------------------------------------------------------------
Net increase (decrease)                          1,647      430
---------------------------------------------------------------

CLASS R3
Redeemed                                          (500)      --
---------------------------------------------------------------
Net increase (decrease)                           (500)      --
---------------------------------------------------------------

CLASS R4
Sold                                             2,622    1,836
Reinvested distributions                           114       --
Redeemed                                        (1,750)    (154)
---------------------------------------------------------------
Net increase (decrease)                            986    1,682
---------------------------------------------------------------

CLASS R5
Redeemed                                          (500)      --
---------------------------------------------------------------
Net increase (decrease)                           (500)      --
---------------------------------------------------------------

CLASS Z**
Sold                                             1,348      N/A
---------------------------------------------------------------
Net increase (decrease)                          1,348      N/A
---------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.
** For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $136,296 were on loan, secured by cash collateral of $146,092 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,055 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $6,698,379 and $6,474,641, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.


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50  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

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9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of real estate investment trust distributions, investments in partnerships, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


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                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $127,718 and accumulated net realized loss has been increased by $127,718.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                               2010    2009
--------------------------------------------------------------
Ordinary income...............................  $207,305   $--
Long-term capital gain........................        --    --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $  203,698
Undistributed accumulated long-term gain.........  $       --
Accumulated realized loss........................  $ (415,463)
Unrealized appreciation (depreciation)...........  $1,203,359


For federal income tax purposes, the Fund had a capital loss carry-over of $415,463 at Oct. 31, 2010, that if not offset by capital gains will expire in 2017.

For the year ended Oct. 31, 2010, $992,480 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

SHORT SELLING RISK
The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund may use the cash proceeds from the short sales to invest in additional long securities positions. Leveraging potentially exposes the Fund to greater risks due to

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52  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
54  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA GLOBAL EXTENDED ALPHA FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Extended Alpha Fund (formerly known as Threadneedle Global Extended Alpha Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Global Extended Alpha Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
56  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (5.0%)
Coal & Allied Industries Ltd.                            3,797(d)            $416,546
Coca-Cola Amatil Ltd.                                   33,700(d)             401,722
Foster's Group Ltd.                                     63,159                361,287
National Australia Bank Ltd.                            13,837                345,068
Telstra Corp., Ltd.                                    115,737                302,683
                                                                      ---------------
Total                                                                       1,827,306
-------------------------------------------------------------------------------------

BRAZIL (1.2%)
Multiplus SA                                            18,037                302,599
Redecard SA                                             11,500                148,861
                                                                      ---------------
Total                                                                         451,460
-------------------------------------------------------------------------------------

CANADA (4.0%)
AGF Management Ltd., Class B                            24,700                401,293
Baytex Energy Trust Unit                                17,357                648,458
Crescent Point Energy Corp.                             11,058(d)             438,026
                                                                      ---------------
Total                                                                       1,487,777
-------------------------------------------------------------------------------------

FINLAND (2.3%)
Fortum OYJ                                               9,826                278,477
Sampo OYJ, Series A                                     19,704                551,848
                                                                      ---------------
Total                                                                         830,325
-------------------------------------------------------------------------------------

FRANCE (4.8%)
France Telecom SA                                       26,425                634,750
Sanofi-Aventis SA                                        3,840                268,091
Total SA                                                 5,900                320,508
Vivendi SA                                              19,091                544,374
                                                                      ---------------
Total                                                                       1,767,723
-------------------------------------------------------------------------------------

GERMANY (3.2%)
Allianz SE                                               1,327                166,237
BASF SE                                                  7,810                568,077
Deutsche Telekom AG                                     13,917                201,566
E.ON AG                                                  7,177                224,671
                                                                      ---------------
Total                                                                       1,160,551
-------------------------------------------------------------------------------------

GREECE (0.5%)
OPAP SA                                                 10,223                192,725
-------------------------------------------------------------------------------------

HONG KONG (2.7%)
Champion REIT                                        1,143,000(d)             629,675
Hang Seng Bank Ltd.                                     24,300                355,518
                                                                      ---------------
Total                                                                         985,193
-------------------------------------------------------------------------------------

INDONESIA (0.9%)
Perusahaan Gas Negara Tbk                              722,500                327,490
-------------------------------------------------------------------------------------

ITALY (3.0%)
ENI SpA                                                 12,916                290,935
Snam Rete Gas SpA                                       62,397                337,920
Telecom Italia SpA                                     136,667                209,540
Tod's SpA                                                2,917(d)             282,750
                                                                      ---------------
Total                                                                       1,121,145
-------------------------------------------------------------------------------------

MALAYSIA (0.3%)
Maxis Bhd                                               71,000                120,768
-------------------------------------------------------------------------------------

MEXICO (1.0%)
Grupo Continental SAB de CV                            124,300                350,345
-------------------------------------------------------------------------------------

POLAND (0.8%)
KGHM Polska Miedz SA                                     6,201                278,657
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SINGAPORE (4.1%)
Ascendas Real Estate Investment Trust                  203,000               $323,193
DBS Group Holdings Ltd.                                 55,500                596,220
Mapletree Industrial Trust                             431,000(b)             356,419
StarHub Ltd.                                           116,000                237,576
                                                                      ---------------
Total                                                                       1,513,408
-------------------------------------------------------------------------------------

SOUTH AFRICA (2.0%)
Kumba Iron Ore Ltd.                                      7,780                442,494
The Foschini Group Ltd.                                 24,077                292,562
                                                                      ---------------
Total                                                                         735,056
-------------------------------------------------------------------------------------

SOUTH KOREA (3.1%)
Kangwon Land, Inc.                                      21,440                504,043
KT Corp., ADR                                           13,454                278,363
KT&G Corp.                                               6,014                369,367
                                                                      ---------------
Total                                                                       1,151,773
-------------------------------------------------------------------------------------

SPAIN (1.1%)
Banco Santander SA                                      31,416                403,479
-------------------------------------------------------------------------------------

SWEDEN (1.1%)
Skanska AB, Series B                                    20,313                388,611
-------------------------------------------------------------------------------------

TAIWAN (6.8%)
Chunghwa Telecom Co., Ltd., ADR                         28,946                677,336
Delta Electronics, Inc.                                104,040                429,861
HTC Corp.                                               32,900                742,525
Hung Poo Real Estate Development Corp.                 227,000                337,716
Taiwan Semiconductor Manufacturing Co., Ltd.           144,000                295,365
                                                                      ---------------
Total                                                                       2,482,803
-------------------------------------------------------------------------------------

UNITED KINGDOM (18.4%)
Admiral Group PLC                                       25,892                676,191
AstraZeneca PLC                                          8,386                420,481
BAE Systems PLC                                         69,961                386,379
BlueBay Asset Management PLC                            50,470                395,016
British American Tobacco PLC                            12,648                482,298
Close Brothers Group PLC                                18,595                229,852
GlaxoSmithKline PLC                                     19,626                383,941
Man Group PLC                                          107,696                450,012
National Grid PLC                                       43,612                412,264
Pearson PLC                                             44,473                680,126

Royal Dutch Shell PLC, Series B                         15,057                482,125
RSA Insurance Group PLC                                153,231                321,614
United Utilities Group PLC                              28,475                278,754
Vodafone Group PLC                                     285,388                776,637
Wincanton PLC                                          106,124                404,676
                                                                      ---------------
Total                                                                       6,780,366
-------------------------------------------------------------------------------------

UNITED STATES (28.4%)
AllianceBernstein Holding LP                            12,957                316,151
Altria Group, Inc.                                      24,504                622,891
Annaly Capital Management, Inc.                         21,186                375,204
AT&T, Inc.                                              13,937                397,205
Blackstone Group LP                                     27,544                371,293
BP Prudhoe Bay Royalty Trust                             7,827                804,693
Bristol-Myers Squibb Co.                                22,069                593,656
CenturyLink, Inc.                                       12,462                515,678
Enterprise Products Partners LP                          8,408                360,283
Foot Locker, Inc.                                       18,306                291,615
Frontier Communications Corp.                           22,067                193,748
Kinder Morgan Energy Partners LP                         8,329                578,616
Linn Energy LLC Unit                                    18,478                646,360
Merck & Co., Inc.                                       16,381                594,302
Mesabi Trust                                            12,246                507,352
Penn Virginia Resource Partners LP                      14,768                397,998
Pfizer, Inc.                                            18,214                316,924
Philip Morris International, Inc.                        8,405                491,693
Plum Creek Timber Co., Inc.                              8,501                313,177
Qwest Communications International, Inc.                48,681                321,295


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES (CONT.)
Reynolds American, Inc.                                  6,741               $437,491
Southern Co.                                            10,182                385,592
Southern Copper Corp.                                    9,587                410,323
Verizon Communications, Inc.                             6,475                210,243
                                                                      ---------------
Total                                                                      10,453,783
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $27,607,518)                                                       $34,810,744
-------------------------------------------------------------------------------------



PREFERRED STOCKS (1.5%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL
Cia de Bebidas das Americas                              4,123               $565,541
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $212,654)                                                             $565,541
-------------------------------------------------------------------------------------



RIGHTS (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
SPAIN
Banco Santander SA                                      31,416(b)              $5,201
-------------------------------------------------------------------------------------
TOTAL RIGHTS
(Cost: $--)                                                                    $5,201
-------------------------------------------------------------------------------------





BONDS (2.1%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FINLAND (2.1%)
Talvivaara Mining Co. PLC
 (EUR) Senior Unsecured Convertible
 05-20-13                            5.250%           $500,000               $768,694
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $362,934)                                                             $768,694
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.9%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                 694,979(f)             $694,979
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $694,979)                                                             $694,979
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.3%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(E)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $1,229,232                          0.230%          $1,229,208            $1,229,208
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $1,229,208)                                                         $1,229,208
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $30,107,293)(g)                                                    $38,074,367
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                              1.1%          $386,379
Air Freight & Logistics                          1.1            404,676
Beverages                                        3.0          1,113,354
Capital Markets                                  5.9          2,163,617
Chemicals                                        1.5            568,077
Commercial Banks                                 4.6          1,705,486
Commercial Services & Supplies                   0.8            302,599
Communications Equipment                         2.0            742,525
Construction & Engineering                       1.1            388,611
Diversified Telecommunication Services          10.7          3,942,407
Electric Utilities                               2.4            888,740
Electronic Equipment, Instruments &
  Components                                     1.2            429,861
Food and Beverage                                1.5            565,541
Gas Utilities                                    1.8            665,410
Hotels, Restaurants & Leisure                    1.9            696,768
Insurance                                        4.7          1,715,890
IT Services                                      0.4            148,861
Media                                            3.3          1,224,500
Metals                                           2.1            768,694
Metals & Mining                                  4.5          1,638,826
Multi-Utilities                                  1.9            691,018
Oil, Gas & Consumable Fuels                     14.7          5,384,548
Pharmaceuticals                                  7.0          2,577,395
Real Estate Investment Trusts (REITs)            5.4          1,997,668
Real Estate Management & Development             0.9            337,716
Semiconductors & Semiconductor Equipment         0.8            295,365
Specialty Retail                                 1.6            584,177
Textiles, Apparel & Luxury Goods                 0.8            282,750
Tobacco                                          6.6          2,403,740
Wireless Telecommunication Services              3.1          1,134,981
Other(1)                                         5.2          1,924,187
-----------------------------------------------------------------------
Total                                                       $38,074,367
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR -- American Depositary Receipt
     EUR -- European Monetary Unit


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Pool                                   $1,253,792
     ------------------------------------------------------------
     Total market value of collateral securities       $1,253,792
     ------------------------------------------------------------


(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $30,508,314 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $7,779,050
     Unrealized depreciation                            (212,997)
     -----------------------------------------------------------
     Net unrealized appreciation                      $7,566,053
     -----------------------------------------------------------







--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                FAIR VALUE AT OCT. 31, 2010
                             -----------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS          TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $34,810,744                $--           $--      $34,810,744
  Preferred Stocks                   565,541                 --            --          565,541
  Rights                               5,201                 --            --            5,201
----------------------------------------------------------------------------------------------
Total Equity Securities           35,381,486                 --            --       35,381,486
----------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities
    Metals                                --                 --       768,694          768,694
----------------------------------------------------------------------------------------------
Total Bonds                               --                 --       768,694          768,694
----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                          694,979                 --            --          694,979
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --          1,229,208            --        1,229,208
----------------------------------------------------------------------------------------------
Total Other                          694,979          1,229,208            --        1,924,187
----------------------------------------------------------------------------------------------
Total                            $36,076,465         $1,229,208      $768,694      $38,074,367
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $13,259,410. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.



--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                       CORPORATE
                                                         DEBT
                                                      SECURITIES
----------------------------------------------------------------
Balance as of Oct. 31, 2009                            $618,029
  Accrued discounts/premiums                             67,674
  Realized gain (loss)                                       --
  Change in unrealized appreciation
    (depreciation)*                                      82,991
  Sales                                                      --
  Purchases                                                  --
  Transfers into Level 3                                     --
  Transfers out of Level 3                                   --
----------------------------------------------------------------
Balance as of Oct. 31, 2010                            $768,694
----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $82,991.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $28,183,106)                     $36,150,180
  Affiliated money market fund (identified cost $694,979)                     694,979
  Investments of cash collateral received for securities on loan
    (identified cost $1,229,208)                                            1,229,208
-------------------------------------------------------------------------------------
Total investments in securities (identified cost $30,107,293)              38,074,367
Foreign currency holdings (identified cost $115,696)                          119,076
Receivable from Investment Manager                                                926
Capital shares receivable                                                      53,174
Dividends and accrued interest receivable                                     136,437
Receivable from investment securities sold                                    455,180
-------------------------------------------------------------------------------------
Total assets                                                               38,839,160
-------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                                   218
Capital shares payable                                                         46,842
Payable for investment securities purchased                                   735,045
Payable upon return of securities loaned                                    1,229,208
Accrued investment management services fees                                       804
Accrued distribution fees                                                         273
Accrued transfer agency fees                                                      695
Accrued administrative services fees                                               80
Other accrued expenses                                                         72,812
-------------------------------------------------------------------------------------
Total liabilities                                                           2,085,977
-------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $36,753,183
-------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    36,773
Additional paid-in capital                                                 28,982,069
Undistributed net investment income                                           248,130
Accumulated net realized gain (loss)                                         (486,152)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        7,972,363
-------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $36,753,183
-------------------------------------------------------------------------------------
*Value of securities on loan                                              $ 1,156,881
-------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                  NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $29,056,833            2,907,285                      $ 9.99(1)
Class B          $ 1,875,577              188,131                      $ 9.97
Class C          $   844,357               84,741                      $ 9.96
Class I          $ 4,935,451              493,000                      $10.01
Class R          $    10,502                1,050                      $10.00
Class R4         $    30,463                3,046                      $10.00
-----------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.60. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $1,710,989
Interest                                                         140,316
Income distributions from affiliated money market fund             1,040
Income from securities lending -- net                             36,397
Foreign taxes withheld                                          (158,655)
------------------------------------------------------------------------
Total income                                                   1,730,087
------------------------------------------------------------------------
Expenses:
Investment management services fees                              235,459
Distribution fees
  Class A                                                         58,854
  Class B                                                         20,679
  Class C                                                          5,806
  Class R                                                             45
  Class R3                                                            18
Transfer agency fees
  Class A                                                         44,210
  Class B                                                          4,160
  Class C                                                          1,112
  Class R                                                              6
  Class R3                                                             4
  Class R4                                                            14
  Class R5                                                             4
Administrative services fees                                      24,462
Plan administration services fees
  Class R                                                             19
  Class R3                                                            18
  Class R4                                                            40
Compensation of board members                                        891
Custodian fees                                                    11,620
Printing and postage                                              28,140
Registration fees                                                 72,405
Professional fees                                                 38,558
Other                                                              8,702
------------------------------------------------------------------------
Total expenses                                                   555,226
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                              (117,871)
------------------------------------------------------------------------
Total net expenses                                               437,355
------------------------------------------------------------------------
Investment income (loss) -- net                                1,292,732
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $1,068,812
  Foreign currency transactions                                   34,148
------------------------------------------------------------------------
Net realized gain (loss) on investments                        1,102,960
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        4,238,399
------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          5,341,359
------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $6,634,091
------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                  2010         2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $ 1,292,732  $   878,788
Net realized gain (loss) on investments                         1,102,960   (1,378,960)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         4,238,399    6,134,900
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    6,634,091    5,634,728
--------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                    (1,039,349)    (424,203)
    Class B                                                       (75,807)     (34,776)
    Class C                                                       (21,124)      (5,653)
    Class I                                                      (210,743)    (104,698)
    Class R                                                          (367)        (165)
    Class R3                                                         (289)        (182)
    Class R4                                                         (671)        (207)
    Class R5                                                         (321)        (209)
--------------------------------------------------------------------------------------
Total distributions                                            (1,348,671)    (570,093)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                7,486,858   15,276,944
  Class B shares                                                  451,125    1,551,236
  Class C shares                                                  326,736      352,555
  Class R shares                                                      425           --
  Class R4 shares                                                  15,002        8,500
Reinvestment of distributions at net asset value
  Class A shares                                                  985,504      416,219
  Class B shares                                                   73,906       34,203
  Class C shares                                                   19,873        5,149
  Class R shares                                                        8           --
  Class R4 shares                                                     269           11
Conversions from Class B to Class A
  Class A shares                                                  586,823      359,240
  Class B shares                                                 (586,823)    (359,240)
Payments for redemptions
  Class A shares                                               (5,206,085)  (4,280,739)
  Class B shares                                                 (427,591)    (303,100)
  Class C shares                                                  (60,046)     (35,779)
  Class R3 shares                                                  (9,998)          --
  Class R4 shares                                                      --       (7,133)
  Class R5 shares                                                  (9,998)          --
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  3,645,988   13,018,066
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         8,931,408   18,082,701
Net assets at beginning of year                                27,821,775    9,739,074
--------------------------------------------------------------------------------------
Net assets at end of year                                     $36,753,183  $27,821,775
--------------------------------------------------------------------------------------
Undistributed net investment income                           $   248,130  $   281,180
--------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                         YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.49       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .37         .30          .07
Net gains (losses) (both realized and
 unrealized)                                         1.52        1.14        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.89        1.44        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.39)       (.19)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.39)       (.19)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.99       $8.49        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.01%      20.16%      (27.12%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       2.35%        4.71%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.42%       1.50%        1.45%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.24%       4.19%        3.78%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29         $21           $5
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.47       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30         .26          .06
Net gains (losses) (both realized and
 unrealized)                                         1.52        1.11        (2.76)
----------------------------------------------------------------------------------
Total from investment operations                     1.82        1.37        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)       (.14)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.32)       (.14)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.97       $8.47        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.10%      19.14%      (27.15%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.53%       3.18%        5.48%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.17%       2.26%        2.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.45%       3.64%        3.11%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2          $2           $1
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.47       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .31         .25          .07
Net gains (losses) (both realized and
 unrealized)                                         1.51        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.82        1.38        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.33)       (.15)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.33)       (.15)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.96       $8.47        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.10%      19.21%      (27.18%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.59%       3.05%        5.15%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.17%       2.25%        2.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.57%       3.44%        3.31%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.50       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .41         .33          .09
Net gains (losses) (both realized and
 unrealized)                                         1.53        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.94        1.46        (2.68)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.43)       (.21)        (.03)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.43)       (.21)        (.03)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.01       $8.50        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.56%      20.53%      (27.00%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.37%       1.88%        4.12%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.03%       1.09%        1.07%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.61%       4.52%        3.95%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $4           $4
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R*                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.49       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .34         .27          .07
Net gains (losses) (both realized and
 unrealized)                                         1.53        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.87        1.40        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.36)       (.16)        (.01)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.36)       (.16)        (.01)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.00       $8.49        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.65%      19.63%      (27.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.14%       2.68%        4.92%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.80%       1.83%        1.72%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.85%       3.78%        3.36%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.50       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .39         .28          .08
Net gains (losses) (both realized and
 unrealized)                                         1.51        1.17        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.90        1.45        (2.69)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.40)       (.20)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.40)       (.20)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.00       $8.50        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.09%      20.26%      (27.04%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       2.20%        4.42%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.37%       1.33%        1.24%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.44%       4.02%        3.89%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(b) Rounds to zero less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle Global Equity Income Fund (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the Investment Manager owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their

--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the

--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010
At Oct. 31, 2010, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                          $9,604
--------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                           $--
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010 the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $143,000 for the year ended Oct. 31, 2010.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

adjustment decreased the management fee by $9,164 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.77% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $44.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable

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40  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



to Class R and Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.19%
Class B..............................................  0.20
Class C..............................................  0.19
Class R..............................................  0.07
Class R4.............................................  0.09


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $87,000 and $6,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $38,254 for Class A and $1,067 for Class B for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.42%
Class B..............................................  2.17
Class C..............................................  2.17
Class I..............................................  1.03
Class R..............................................  1.80
Class R4.............................................  1.37


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A............................................  $11,252
Class B............................................    1,058
Class C............................................      277
Class R4...........................................        6




--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The management fees waived/reimbursed at the Fund level were $105,278.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.45%
Class B..............................................  2.21
Class C..............................................  2.21
Class I..............................................  1.06
Class R..............................................  1.86
Class R4.............................................  1.36


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.45%
Class B..............................................  2.20
Class C..............................................  2.20
Class I..............................................  1.03
Class R..............................................  1.70
Class R4.............................................  1.33


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $13,798,033 and $10,381,692, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010       2009
----------------------------------------------------------------
CLASS A
Sold                                          833,743  2,236,131
Converted from Class B(a)                      66,308     44,959
Reinvested distributions                      111,665     54,237
Redeemed                                     (587,846)  (601,493)
----------------------------------------------------------------
Net increase (decrease)                       423,870  1,733,834
----------------------------------------------------------------

CLASS B
Sold                                           51,369    235,158
Reinvested distributions                        8,432      4,436
Converted to Class A(a)                       (66,458)   (45,070)
Redeemed                                      (49,317)   (40,049)
----------------------------------------------------------------
Net increase (decrease)                       (55,974)   154,475
----------------------------------------------------------------

CLASS C
Sold                                           36,140     49,579
Reinvested distributions                        2,252        660
Redeemed                                       (6,713)    (5,153)
----------------------------------------------------------------
Net increase (decrease)                        31,679     45,086
----------------------------------------------------------------

CLASS R(b)
Sold                                               49         --
Reinvested distributions                            1         --
----------------------------------------------------------------
Net increase (decrease)                            50         --
----------------------------------------------------------------

CLASS R3
Redeemed                                       (1,000)        --
----------------------------------------------------------------
Net increase (decrease)                        (1,000)        --
----------------------------------------------------------------

CLASS R4
Sold                                            1,787      1,151
Reinvested distributions                           29          2
Redeemed                                           --     (1,122)
----------------------------------------------------------------
Net increase (decrease)                         1,816         31
----------------------------------------------------------------

CLASS R5
Redeemed                                       (1,000)        --
----------------------------------------------------------------
Net increase (decrease)                        (1,000)        --
----------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.


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44  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $1,156,881 were on loan, secured by cash collateral of $1,229,208 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $36,397 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $9,324,225 and $8,973,035, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust distributions, investments in

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46  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

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partnerships, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $22,889 and accumulated net realized loss has been increased by $22,889.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                             2010       2009
-----------------------------------------------------------------
Ordinary income............................  $1,348,671  $570,093
Long-term capital gain.....................          --        --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $  593,416
Undistributed accumulated long-term gain.........  $       --
Accumulated realized loss........................  $ (429,635)
Unrealized appreciation (depreciation)...........  $7,570,560


For federal income tax purposes, the Fund had a capital loss carry-over of $429,635 at Oct. 31, 2010, that if not offset by capital gains will expire in 2017. For the year ended Oct. 31, 2010, $1,047,638 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.


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                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Global Equity Fund. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's

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48  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EQUITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Equity Income Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Threadneedle Global Equity Income Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


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52  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)         Articles of Incorporation, dated October 28, 1988, filed as
               Exhibit 1 to Registration Statement No. 33-25824, are incorporated by reference.

(a)(2) Articles of Amendment, dated October 10, 1990, filed as Exhibit 1 to Registrant's Post Effective Amendment No. 9 to Registration
               Statement No. 33-25824, are incorporated by reference.

(a)(3) Articles of Amendment, dated June 16, 1999, filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21,
               2000, are incorporated by reference.

(a)(4)         Articles of Amendment of AXP Global Series, Inc., dated November
               14, 2002, filed electronically as Exhibit (a)(4) to Registration
               Statement No. 33-25824 on or about Dec. 20, 2002, are incorporated by reference.

(a)(5) Articles of Amendment, dated April 21, 2006, filed electronically on or about June 2, 2006 as Exhibit (a)(5) to Registrant's
               Post-Effective Amendment No. 49 to Registration Statement No.
               33-25824 are incorporated by reference.

(a)(6) Certificate of Designation, dated April 8, 2008 filed electronically on or about April 17, 2008 as Exhibit (a)(6) to Registrant's Post-Effective Amendment No. 54 to Registration
               Statement No. 33-25824 is incorporated by reference.

(a)(7) Certificate of Designation, dated April 10, 2008 filed electronically on or about April 17, 2008 as Exhibit (a)(7) to Registrant's Post-Effective Amendment No. 54 to Registration
               Statement No. 33-25824 is incorporated by reference.

(a)(8) Certificate of Designation reflecting the addition of Class R2 shares to Threadneedle Emerging Markets Fund, dated Feb. 23,
               2009, filed electronically on or about Dec. 29, 2009 as Exhibit
               (a)(8) to Registrant's Post-Effective Amendment No. 60 to
               Registration Statement No. 33-25824 is incorporated by reference.

(a)(9) Certificate of Designation reflecting the addition of Class R2, Class 3 and Class R5 shares to RiverSource Global Bond Fund, dated Feb. 1, 2010, is filed electronically herewith as Exhibit
               (a)(9) to Registrant's Post-Effective Amendment No. 61 to
               Registration Statement No. 33-25824.

(b) By-laws, as amended April 13, 2006, filed electronically on or about April 17, 2008 as Exhibit (b) to Registrant's
               Post-Effective Amendment No. 54 to Registration Statement No.
               33-25824 are incorporated by reference.

(c)            Instruments Defining Rights of Security Holders: Not Applicable.

(d)(1) Investment Management Services Agreement, dated May 1, 2006, amended and restated Sept. 14, 2009, between Registrant and RiverSource Investments, LLC, now known as Columbia Management
               Investment Advisers, LLC, filed electronically on or about Dec.
               29, 2009 as Exhibit (d)(1) to Registrant's Post-Effective
               Amendment No. 60 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(2)         Subadvisory Agreement, dated June 11, 2008 between RiverSource
               Investments, LLC, now known as Columbia Management Investment
               Advisers, LLC, and Threadneedle International Limited, filed electronically on or about Oct. 29, 2008 as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 57 to Registration
               Statement No. 33-25824 is incorporated by reference.

(d)(3) Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and
               Threadneedle International Limited filed electronically on or about Dec. 29. 2009 as Exhibit (d)(3) to RiverSource
               International Series, Inc. Post-Effective Amendment No. 52 to
               Registration Statement No. 2-92309 is incorporated by reference.

(e)(1) Distribution Agreement, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund
               Distributors, Inc., now known as Columbia Management Investment
               Distributors, Inc., filed electronically on or about May 27, 2010 as Exhibit (e)(1) to RiverSource Strategy Series, Inc.
               Post-Effective Amendment No. 58 to Registration Statement No.
               2-89288 is incorporated by reference.

(e)(2) Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series,
               Inc. Post-Effective Amendment No. 63 to Registration Statement
               No. 2-72174 is incorporated by reference.

(f) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(g)            Form of Master Global Custody Agreement with JPMorgan Chase Bank,
               N.A. filed electronically on or about Dec. 23, 2008 as Exhibit
               (g) to RiverSource International Managers Series, Inc.
               Post-Effective Amendment No. 18 to Registration Statement No.
               333-64010 is incorporated by reference.

(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and Ameriprise
               Financial, Inc. filed electronically on or about April 29, 2010 as Exhibit (h)(1) to RiverSource Series Trust Post-Effective
               Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2) Transfer Agency Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and RiverSource
               Service Corporation, now known as Columbia Management Investment
               Services Corp., filed electronically on or April 29, 2010 as Exhibit (h)(2) to RiverSource Series Trust Post-Effective
               Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(3) Plan Administration Services Agreement, dated Dec. 1, 2006, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation, now known as Columbia Management
               Investment Services Corp., filed electronically on or about April
               29, 2010 as Exhibit (h)(3) to RiverSource Series Trust
               Post-Effective Amendment No. 10 to Registration Statement No.
               333-131683 is incorporated by reference.

(h)(4) Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC,
               Ameriprise Financial, Inc., RiverSource Service Corporation, now known as Columbia Management Investment Services Corp.,
               RiverSource Fund Distributors, Inc., now known as Columbia
               Management Investment Distributors, Inc. and the Registrant filed electronically on or about April 29, 2010 as Exhibit (h)(4) to RiverSource Series Trust Post-Effective Amendment No. 10 to
               Registration Statement No. 333-131683 is incorporated by reference.

(h)(5) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and fund branded RiverSource and Seligman filed electronically on or about
               Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series
               Trust Post-Effective Amendment No. 4 to Registration Statement
               No. 333-146374 is incorporated by reference.

(h)(6)         Form of License Agreement, dated July 10, 2004, between
               Threadneedle Asset Management Holdings Limited and the Registrant filed electronically on or about Dec. 24, 2008 as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 58 to Registration
               Statement No. 33-25824 is incorporated by reference.

(h)(7)         Form of License Agreement Amendment, dated May 15, 2008, between
               Threadneedle Asset Management Holdings Limited and RiverSource
               Global Series, Inc., RiverSource International Series, Inc. and
               RiverSource Variable Series Trust filed electronically on or about June 30, 2008 as Exhibit (h)(10) to Registrant's
               Post-Effective Amendment No. 56 to Registration Statement No.
               33-25824 is incorporated by reference.

(h)(8)         Form of License Agreement Amendment between Threadneedle Asset
               Management Holdings Limited and RiverSource Global Series, Inc.,
               RiverSource International Series, Inc. and RiverSource Variable
               Series Trust filed electronically on or about July 8, 2009 as Exhibit (h)(10) to RiverSource International Series, Inc.
               Post-Effective Amendment No. 51 to Registration Statement No.
               2-92309 is incorporated by reference.

(h)(9)         Agreement and Plan of Reorganization between AXP Global Series,
               Inc., on behalf of AXP Emerging Markets Fund, and Strategist
               World Fund, Inc., on behalf of Strategist Emerging Markets Fund, dated March 10, 2000, filed electronically as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 35 to Registration
               Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(10)        Agreement and Plan of Reorganization between AXP Global Series,
               Inc., on behalf of AXP Global Bond Fund, and Strategist World
               Fund, Inc., on behalf of Strategist World Income Fund, dated
               March 10, 2000, filed electronically as Exhibit (h)(8) to
               Registrant's Post-Effective Amendment No. 35 to Registration
               Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(11)        Agreement and Plan of Reorganization between AXP Global Series,
               Inc., on behalf of AXP Global Growth Fund, and Strategist World
               Fund, Inc., on behalf of Strategist World Growth Fund, dated
               March 10, 2000, filed electronically as Exhibit (h)(9) to
               Registrant's Post-Effective Amendment No. 35 to Registration
               Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(12) Agreement and Plan of Reorganization, dated Jan. 10, 2009, between Seligman Global Fund Series, Inc., on behalf of Seligman
               Emerging Markets Fund, and RiverSource Global Series, Inc., on behalf of Threadneedle Emerging Markets Fund, and Seligman Global
               Fund Series, Inc., on behalf of Seligman Global Growth Fund and
               RiverSource Global Series, Inc., on behalf of Threadneedle Global
               Equity Fund, filed electronically on or about Dec. 29, 2009 as Exhibit (h)(12) to Registrant's Post-Effective Amendment No. 60 to Registration Statement No. 33-25824 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)            Consent of Independent Registered Public Accounting Firm (Ernst &
               Young LLP) is filed electronically herewith.

(k)            Omitted Financial Statements: Not Applicable.

(l)            Initial Capital Agreement: Not Applicable.

(m)            Plan of Distribution and Agreement of Distribution, effective
               Nov. 7, 2008, amended and restated April 6, 2010, between
               Registrant and RiverSource Fund Distributors, Inc., now known as
               Columbia Management Investment Distributors, Inc., filed electronically on or about April 29, 2010 as Exhibit (m) to RiverSource Series Trust Post-Effective Amendment No. 10 to
               Registration Statement No. 333-131683 is incorporated by reference.

(n)            Amended and Restated Rule 18f -- 3 Multi-Class Plan as of Sept.
               7, 2010, filed electronically on or about Nov. 29, 2010 as Exhibit (n) to Seligman Municipal Series Trust Post-Effective
               Amendment No. 44 to Registration Statement No. 2-92569 is incorporated by reference.

(o)            Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated May 1, 2010, filed electronically on or about May 27, 2010 as Exhibit (p)(2) to RiverSource Strategy Series, Inc. Post-Effective Amendment No.
               58 to Registration Statement No. 2-89288 is incorporated by reference.

(p)(3)         Code of Ethics, dated March 2006, adopted under Rule 17j-1, for
               Threadneedle Asia Pacific Fund's, Threadneedle European Equity
               Fund's and Threadneedle International Opportunity Fund's
               Subadviser, Threadneedle International Ltd., filed electronically on or about June 30, 2008, as Exhibit (p)(3) to Registrant's
               Post-Effective Amendment No. 56 to Registration Statement No.
               33-25824 is incorporated by reference.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 6, 2010, filed electronically on or about Sept. 27, 2010 as Exhibit (q) to Registrant's
               Post-Effective Amendment No. 62 to Registration Statement No.
               33-25824 is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant:

                  Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, as sponsor of the funds in the fund family that includes the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family), may make initial capital investments in funds in the Fund Family (seed accounts). Columbia Management also serves as investment manager of certain funds-of-funds in the Fund Family that invest primarily in shares of affiliated funds (the "underlying funds"). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain funds in the Fund Family, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 30. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant's investment adviser, or Threadneedle International Limited, the subadvisers to certain of the Registrant's portfolios, except as set forth below, are or have been, at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a) Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, except that certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers of CMIA held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(b) Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited set forth in the Prospectuses and Statement of Additional Information of the Registrant's series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of [Subadviser Name] is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.]

Item 32. Principal Underwriter

(a) Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Frontier Fund, Inc.; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; Columbia Government Money Market Fund, Inc.; Columbia Seligman Communications and Information Fund, Inc.; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series, Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust; Seligman Capital Fund, Inc.; Seligman Global Fund Series; Inc.; Seligman Growth Fund, Inc.; Seligman LaSalle Real Estate Fund Series, Inc.; Seligman Municipal Fund Series, Inc.; Seligman Municipal Series Trust; Seligman Portfolios, Inc.; Seligman Value Fund Series, Inc., and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b) As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

NAME AND PRINCIPAL BUSINESS        POSITION AND OFFICES                          POSITIONS AND OFFICES
ADDRESS*                           WITH PRINCIPAL UNDERWRITER                    WITH REGISTRANT
-----------------------------      --------------------------------------        ----------------------------
William F. Truscott                Director (Chairman)                           Board Member, Vice President

Michael A. Jones                   Director; President                           Vice President

Beth Ann Brown                     Director; Senior Vice President

Amy Unckless                       Director; Chief Administrative Officer        None

Jeffrey F. Peters                  Senior Vice President                         None

Jeffrey P. Fox                     Chief Financial Officer                       Treasurer

Scott Roane Plummer                Vice President, Chief Counsel and             Vice President, Secretary
                                   Assistant Secretary                           and General Counsel

Stephen O. Buff                    Vice President, Chief Compliance              None
                                   Officer

Christopher Thompson               Senior Vice President and Head of             None
                                   Investment Products and Marketing

Brian Walsh                        Vice President, Strategic Relations           None

Frank Kimball                      Vice President, Asset Management              None
                                   Distribution Operations and Governance

Thomas R. Moore                    Secretary                                     None

Michael E. DeFao                   Vice President and Assistant Secretary        None

Paul Goucher                       Vice President and Assistant Secretary        Assistant Secretary

Tara Tilbury                       Vice President and Assistant Secretary        Assistant Secretary

Nancy W. LeDonne                   Vice President and Assistant Secretary        None

Ryan C. Larrenega                  Vice President and Assistant Secretary        None

Joseph L. D'Alessandro             Vice President and Assistant Secretary        Assistant Secretary

Christopher O. Petersen            Vice President and Assistant Secretary        Assistant Secretary

Eric T. Brandt                     Vice President and Assistant Secretary        None

James L. Hamalainen                Treasurer                                     None

Neysa Alecu                        Anti-Money Laundering Officer and             Money Laundering
                                   Identity Theft Prevention Officer             Prevention Officer and
                                                                                 Identity Theft Prevention
                                                                                 Officer

Kevin Wasp                         Ombudsman                                     None

Lee Faria                          Conflicts Officer                             None

(c) Not Applicable

Item 33. Location of Accounts and Records

Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

- Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

- Registrant's investment adviser, Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110;

-     Threadneedle International Limited, London EC3A 8JQ, United Kingdom;

- Registrant's administrator, Ameriprise Financial, Inc., 707 Second Avenue, South, Minneapolis, MN 55402;

- Registrant's principal underwriter, Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111;

- Registrant's transfer agent, Columbia Management Investment Services Corp., One Financial Center, Boston, MA 02111; and

- Registrant's custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

         Not Applicable

Item 35. Undertakings

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE GLOBAL SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on the 28th day of December, 2010.

RIVERSOURCE GLOBAL SERIES, INC.

By       /s/ J. Kevin Connuaghton
         -----------------------------
         J. Kevin Connaughton
         President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of December, 2010.

Signature                                  Capacity
----------------------------------         --------------------
/s/ J. Kevin Connaughton                   President
----------------------------------         (Principal Executive
    J. Kevin Connaughton                   Officer)


/s/ Jeffrey P. Fox                         Treasurer
----------------------------------         (Principal Financial
    Jeffrey P. Fox                         Officer and Principal
                                           Accounting Officer)

/s/ Stephen R. Lewis, Jr.*                 Chair of the Board
 ---------------------------------
    Stephen R. Lewis, Jr.

/s/ Kathleen A. Blatz*                     Director
 ---------------------------------
    Kathleen A. Blatz

/s/ Arne H. Carlson*                       Director
 ---------------------------------
    Arne H. Carlson

/s/ Pamela G. Carlton*                     Director
 ---------------------------------
    Pamela G. Carlton

/s/ Patricia M. Flynn*                     Director
 ---------------------------------
    Patricia M. Flynn

 /s/ Anne P. Jones*                        Director
 ---------------------------------
     Anne P. Jones


 /s/ John F. Maher*                        Director
 ---------------------------------
     John F. Maher


 /s/ Catherine James Paglia*               Director
 ---------------------------------
     Catherine James Paglia

 /s/ Leroy C. Richie*                      Director
 ---------------------------------
     Leroy C. Richie

 /s/ Alison Taunton-Rigby*                 Director
--------------------------------
     Alison Taunton-Rigby

 /s/ William F. Truscott*                  Director
----------------------------------
     William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated April 6, 2010, filed electronically on or about September 27, 2010 as Exhibit (q) to Registrant's Post-Effective Amendment No. 62 to Registration Statement No. 33-25824, by:

      /s/  Scott R. Plummer
      -------------------------------------------
           Scott R. Plummer

   Contents of this Post-Effective Amendment No. 63 to Registration Statement
                                  No. 33-25824

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

      Columbia Absolute Return Currency and Income Fund Multi Share Class Prospectus.
      Columbia Absolute Return Currency and Income Fund Class Z Share
      Prospectus.

      Columbia Emerging Markets Bond Fund Multi Share Class Prospectus. Columbia Emerging Markets Bond Fund Class Z Share Prospectus.

      Columbia Emerging Markets Opportunity Fund Multi Share Class Prospectus. Columbia Emerging Markets Opportunity Fund Class Z Share Prospectus.

      Columbia Global Bond Fund Multi Share Class Prospectus.
      Columbia Global Bond Fund Class Z Share Prospectus.

      Columbia Global Equity Fund Multi Share Class Prospectus.
      Columbia Global Equity Fund Class Z Share Prospectus.

      Columbia Global Extended Alpha Fund Multi Share Class Prospectus. Columbia Global Extended Alpha Fund Class Z Share Prospectus.

      Threadneedle Global Equity Income Fund Prospectus.

Part B.

      Statement of Additional Information.
      Financial Statements.

Part C.

      Other information.

The signatures.

                                  EXHIBIT INDEX

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)   Consent of Independent Registered Public Accounting Firm (Ernst & Young
      LLP).